PROSPECTUS MAY 1, 2006


JPMORGAN U.S. EQUITY FUNDS

CLASS A, CLASS B & CLASS C SHARES

JPMORGAN CAPITAL GROWTH FUND
JPMORGAN DISCIPLINED EQUITY FUND (CLASS A)
JPMORGAN DIVERSIFIED FUND
JPMORGAN DYNAMIC SMALL CAP FUND
JPMORGAN GROWTH ADVANTAGE FUND
JPMORGAN GROWTH AND INCOME FUND
JPMORGAN MID CAP VALUE FUND*
JPMORGAN SMALL CAP EQUITY FUND
JPMORGAN U.S. EQUITY FUND
JPMORGAN VALUE ADVANTAGE FUND (CLASS A AND CLASS C)
JPMORGAN VALUE OPPORTUNITIES FUND

* CLOSED TO NEW INVESTORS. ADDITIONAL AND NEW INVESTMENTS ARE PERMITTED AS DESCRIBED IN THE SECTION ENTITLED "HOW TO DO BUSINESS WITH THE FUNDS - PURCHASING FUND SHARES."

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Capital Growth Fund                                         1

JPMorgan Disciplined Equity Fund                                     7

JPMorgan Diversified Fund                                           13

JPMorgan Dynamic Small Cap Fund                                     20

JPMorgan Growth Advantage Fund                                      26

JPMorgan Growth and Income Fund                                     32

JPMorgan Mid Cap Value Fund                                         38

JPMorgan Small Cap Equity Fund                                      44

JPMorgan U.S. Equity Fund                                           50

JPMorgan Value Advantage Fund                                       56

JPMorgan Value Opportunities Fund                                   62

The Funds' Management and Administration                            67

How to Do Business with the Funds                                   71

   Purchasing Fund Shares                                           71

   Sales Charges                                                    77

   Rule 12b-1 Fees                                                  82

   Networking and Sub-Transfer Agency Fees                          82

   Exchanging Fund Shares                                           82

   Redeeming Fund Shares                                            83

Shareholder Information                                             87

   Distributions and Taxes                                          87

   Shareholder Statements and Reports                               88

   Availability of Proxy Voting Record                              88

   Portfolio Holdings Disclosure                                    88

Risk and Reward Elements                                            89

Legal Proceedings Relating to Banc One
Investment Advisors Corporation and
Certain of its Affiliates                                           95

Financial Highlights                                                96

Appendix A--Legal Proceedings and Additional
Fee and Expense Information                                        116

How To Reach Us                                             BACK COVER

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

                                                           PROSPECTUS MAY 1 2006

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996        24.20%
1997        23.37%
1998         5.54%
1999        12.77%
2000        14.17%
2001        -4.52%
2002       -28.04%
2003        36.10%
2004        16.90%
2005         9.77%

BEST QUARTER 4th quarter, 1998          17.45%
WORST QUARTER 3rd quarter, 1998        -19.57%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                            PAST 1 YEAR    PAST 5 YEARS    PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                4.01            2.60             9.00
Return After Taxes on Distributions                                2.68            1.71             7.08
Return After Taxes on Distributions and
Sale of Fund Shares                                                3.99            2.02             7.05

CLASS B SHARES
Return Before Taxes                                                4.23            2.84             9.15

CLASS C SHARES
Return Before Taxes                                                8.26            3.17             8.95

RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)               12.10            1.38             9.27

LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                  9.59           (0.90)            7.09

The after-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25             NONE             NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**           5.00             1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class
   A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES                                        0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                              0.25             0.25             0.25
OTHER EXPENSES(1)                                                     0.25             0.25             0.24
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                    1.15             1.65             1.64


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 1.85% and 1.85%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          636         871      1,125       1,849
CLASS B SHARES** ($)                                         668         820      1,097       1,821***
CLASS C SHARES** ($)                                         267         517        892       1,944

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          636         871      1,125       1,849
CLASS B SHARES ($)                                           168         520        897       1,821***
CLASS C SHARES ($)                                           167         517        892       1,944

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares. If the load was reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        31.98%
1999        18.02%
2000       -11.11%
2001       -12.14%
2002       -25.07%
2003        28.96%
2004        10.64%
2005         3.33%

BEST QUARTER 4th quarter, 1998          22.83%
WORST QUARTER 3rd quarter, 1998        -17.88%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's Class A Shares' performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 through 12/31/01. Returns for the period 1/1/98 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeder.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                               PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (2.10)           (1.67)            5.95
Return After Taxes on Distributions                                  (2.23)           (1.87)            5.53
Return After Taxes on Distributions and Sale of Fund Shares          (1.20)           (1.50)            4.97

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4,91             0.54             6.98

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.72            (0,39)            6.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. Class A Shares were launched on 9/28/01. The Fund's performance is based on the performance of the Fund's Select Class Shares, which invests in the same portfolio of securities but whose shares are not being offered in this prospectus, from 9/10/01 to 9/28/01. Returns for the period 12/31/97 to 9/10/01 reflect performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares) and from 1/3/97 (commencement of operations) to 12/31/97, the institutional feeder (whose investment program was identical to that of the Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced class and feeders.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A SHARES

The expenses of Class A Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                                                       5.25
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                                                       NONE**

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A ASSETS)

                                                                                              CLASS A SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                          0.25
SHAREHOLDER SERVICE FEES                                                                                0.25
OTHER EXPENSES(1)                                                                                       0.16
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                                                      0.91


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.95% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Class A Shares and your actual costs may be higher or lower.

                                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
YOUR COST FOR CLASS A SHARES* ($)
(WITH OR WITHOUT REDEMPTION)                                 613         800      1,002       1,586


*    Assumes sales charge is deducted when shares are purchased.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  30%-60% medium- and large-cap U.S. equity securities

-  25%-50% U.S. and foreign fixed income securities

-  0%-20% foreign equity securities

-  0%-20% small-cap U.S. equity securities

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Service (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may also invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman Brothers Aggregate Bond (40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (10%) indexes ("Former Fund Benchmark"). A comparison of the Fund's performance to the Fund's Former Benchmark is also presented in the table. The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996         13.42%
1997         18.47%
1998         18.29%
1999         13.87%
2000         -4.24%
2001         -5.89%
2002        -13.22%
2003         20.90%
2004          8.94%
2005          4.04%

BEST QUARTER 4th quarter, 1998                13.39%
WORST QUARTER 3rd quarter, 2002              -11.01%

* Class A Shares were launched 3/24/03. The performance in the bar chart before 1/1/04 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A Shares) from 1/1/96 to 9/10/01. During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the Select Class Shares and the above referenced feeder.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                               PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (1.42)            1.12             6.25
Return After Taxes on Distributions                                  (1.80)            0.51             4.91
Return After Taxes on Distributions and Sale of Fund Shares          (0.72)            0.61             4.63

CLASS B SHARES
Return Before Taxes                                                  (1.51)            1.49             6.63
CLASS C SHARES
Return Before Taxes                                                   2.50             1.86             6.63

FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.00             2.99             8.25

FORMER FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   5.03             3.39             8.12

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.91             0.54             9.07

LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.20             3.51             7.58

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance figures in the table for the period before Class A, Class B and Class C Shares were launched on 3/24/03 is based on the performance of the Select Class Shares (whose investment program is identical to the investment program of, and whose expenses are the most similar to the expenses of Class A, Class B and Class C Shares). Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were the most similar to the expenses of Class A, Class B and Class C Shares) from 1/1/96 to 9/10/01. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than the Select Class Shares and the above-referenced feeder.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                     5.25             NONE             NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                     NONE**           5.00             1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."
** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                            CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                       0.55             0.55             0.55
DISTRIBUTION (RULE 12b-1) FEES                                        0.25             0.75             0.75
SHAREHOLDER SERVICE FEES                                              0.25             0.25             0.25
OTHER EXPENSES(1)                                                     0.23             0.23             0.23
------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                       1.28             1.78             1.78
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                            (0.14)           (0.13)           (0.13)
                                                            ------------------------------------------------
NET EXPENSES(2)                                                       1.14             1.65             1.65


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.14%, 1.65% and 1.65%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          635         896      1,178       1,977
CLASS B SHARES** ($)                                         668         848      1,152       1,952***
CLASS C SHARES** ($)                                         268         548        952       2,084

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                          1 YEAR     3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------
CLASS A SHARES* ($)                                          635         896      1,178       1,977
CLASS B SHARES ($)                                           168         548        952       1,952***
CLASS C SHARES ($)                                           168         548        952       2,084

  *  Assumes sales charge is deducted when shares are purchased.
 ** Assumes applicable deferred sales charge is deducted when shares are sold. *** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998     13.46%
1999     30.13%
2000     11.42%
2001    -14.33%
2002    -22.77%
2003     38.47%
2004      9.82%
2005      5.29%

BEST QUARTER 4th quarter, 1999                           24.00%
WORST QUARTER 1st quarter, 2001                         -20.82%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                               PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (0.23)         0.07           9.63
Return After Taxes on Distributions                                  (1.24)        (0.14)          9.01
Return After Taxes on Distributions and Sale of Fund Shares           1.22          0.06           8.33

CLASS B SHARES
Return Before Taxes                                                  (0.34)         0.13           9.63

CLASS C SHARES
Return Before Taxes                                                   3.67          0.53           9.59

RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.15          2.28           3.96

LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.33          1.25           7.01

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/7/98 is based on the performance for Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.65              0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.51              0.51            0.51
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.66              2.16            2.16
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.16)            (0.04)          (0.04)
                                                               ------------------------------------------------
NET EXPENSES(2)                                                          1.50              2.12            2.12


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.50%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                670    1,006    1,366     2,375
CLASS B SHARES** ($)                               715      972    1,356     2,363***
CLASS C SHARES** ($)                               315      672    1,156     2,490

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                670    1,006    1,366     2,375
CLASS B SHARES ($)                                 215      672    1,156     2,363***
CLASS C SHARES ($)                                 215      672    1,156     2,490

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GROWTH ADVANTAGE FUND
  (FORMERLY JPMORGAN MID CAP GROWTH FUND)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund invests in companies that the adviser, JPMIM, believes have strong earnings growth potential.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers.

These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies) which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000(R) Growth Index and the Russell MidCap(R) Growth Index, each a broad-based securities market index, and the Fund's Lipper category, the Lipper Multi-Cap Growth Index, a broad-based index. In the past, the Fund has compared its performance to the Russell MidCap(R) Growth Index, and the Fund's Lipper category has been the Lipper Mid-Cap Growth Funds Index. The adviser believes that the Russell 3000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    -49.12%
2001    -28.30%
2002    -29.45%
2003     37.53%
2004     16.90%
2005     10.63%

BEST QUARTER 4th quarter, 2001                     18.50%
WORST QUARTER 4th quarter, 2000                   -42.32%

* As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A expenses were substantially similar to those of Class A of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                               PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   4.79         (3.14)         (7.56)
Return After Taxes on Distributions                                   4.79         (3.22)         (7.63)
Return After Taxes on Distributions and Sale of Fund Shares           3.11         (2.66)         (6.22)

CLASS B SHARES
Return Before Taxes                                                   4.75         (3.22)         (7.41)

CLASS C SHARES
Return Before Taxes                                                    N/A           N/A            N/A

RUSSELL 3000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   5.17         (3.15)         (4.05)

RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  12.10          1.38           3.33

LIPPER MULTI-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     9.13         (2.90)         (0.93)

Class C Shares are first being offered as of the date of this prospectus. The after-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. The performance for Class C Shares prior to their inception on 5/1/06 is based on the performance of the Class B Shares, whose expenses are substantially similar to those of the Class C Shares.

(1) The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE

MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS OF % LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.65              0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.59              0.59            0.59
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.74              2.24            2.24
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.39)            (0.19)          (0.19)
                                                               ------------------------------------------------
NET EXPENSES(2)                                                          1.35              2.05            2.05

(1) For Class A and Class B Shares, "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year. "Other Expenses" are based on estimated expenses for the current fiscal year for Class C Shares.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.35%, 2.05% and 2.05%, respectively, of their average daily net assets through 10/31/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example helps you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. This example assumes:

-  $10,000 initial investment,

-  5% return each year, and

- net expenses through 10/31/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                655    1,008    1,385     2,438
CLASS B SHARES** ($)                               708      982    1,383     2,434***
CLASS C SHARES                                     308      682    1,183     2,560

IF YOU DO NOT SELL YOUR SHARES YOUR COSTS WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                655    1,008    1,385     2,438
CLASS B SHARES ($)                                 208      682    1,183     2,434***
CLASS C SHARES ($)                                 208      682    1,183     2,560

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/Citigroup Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index (formerly the S&P 500/BARRA Value Index), a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996     19.38%
1997     29.53%
1998     14.11%
1999      8.09%
2000      0.48%
2001    -13.48%
2002    -17.81%
2003     26.27%
2004     13.98%
2005      3.72%

BEST QUARTER 2nd quarter, 2003                             17.71%
WORST QUARTER 3rd quarter, 2002                           -18.09%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (1.73)         0.12           6.78
Return After Taxes on Distributions                                  (2.03)        (0.14)          5.06
Return After Taxes on Distributions and Sale of Fund Shares          (0.74)         0.00           5.20

CLASS B SHARES
Return Before Taxes                                                  (1.79)         0.30           6.93

CLASS C SHARES
Return Before Taxes                                                   2.21          0.70           6.64

S&P 500/CITIGROUP VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   6.33          2.53           9.44

LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     6.26          2.26           8.79

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class C was launched on 1/2/98 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of the Class C Shares.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.40              0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.32              0.32            0.32
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                       1.22              1.72            1.72


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                643      892    1,160     1,925
CLASS B SHARES** ($)                               675      842    1,133     1,898***
CLASS C SHARES** ($)                               275      542      933     2,030

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                643      892    1,160     1,925
CLASS B SHARES ($)                                 175      542      933     1,898***
CLASS C SHARES ($)                                 175      542      933     2,030

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing Fund Shares -- What does it mean that the Mid Cap Value Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.68%
2003    30.07%
2004    20.32%
2005     8.87%

BEST QUARTER 4th quarter, 1998                     17.96%
WORST QUARTER 3rd quarter, 1998                   -11.06%

* Class A Shares were launched on 4/30/01. The performance in the bar chart prior to 1/1/02 is based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                               PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   3.16         12.66          16.71
Return After Taxes on Distributions                                   2.56         11.98          14.62
Return After Taxes on Distributions and Sale of Fund Shares           2.56         10.72          13.51

CLASS B SHARES
Return Before Taxes                                                   3.31         12.94          17.04

CLASS C SHARES
Return Before Taxes                                                   7.34         13.23          17.07

RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  12.65         12.21          10.92

LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     8.76         10.49           9.11

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance in the table for the period before Class A, Class B and Class C Shares were launched on 4/30/01 is based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities but whose shares are not being offered in this prospectus. During these periods the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASSES A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.65              0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.22              0.22            0.22
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.37              1.87            1.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.12)            (0.00)          (0.00)
                                                               ------------------------------------------------
NET EXPENSES(2)                                                          1.25              1.87            1.87


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 2.00% and 2.00%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                646      925    1,225     2,075
CLASS B SHARES** ($)                               690      888    1,221     2,060***
CLASS C SHARES** ($)                               290      588    1,011     2,190

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                646      925    1,225     2,075
CLASS B SHARES ($)                                 190      588    1,011     2,060***
CLASS C SHARES ($)                                 190      588    1,011     2,190

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1996    28.80%
1997    17.76%
1998     3.34%
1999    13.75%
2000    14.18%
2001    -6.23%
2002   -17.30%
2003    36.37%
2004    26.13%
2005    12.39%

BEST QUARTER 4th quarter, 1998     19.38%
WORST QUARTER 3rd quarter, 1998   -21.13%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005


                                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                   6.47          7.27          11.20
Return After Taxes on Distributions                                   4.46          6.38           9.96
Return After Taxes on Distributions and Sale of Fund Shares           6.58          6.18           9.52

CLASS B SHARES*
Return Before Taxes                                                   6.85          7.37          11.14

CLASS C SHARES(1)
Return Before Taxes                                                  10.81          7.66          11.00

RUSSELL 2000 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.55          8.22           9.26

LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     7.55          9.19          10.80

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Class B Shares were launched on 3/28/95 is based on performance of Class A Shares of the Fund. The actual returns of Class B Shares would have been lower than shown because Class B Shares have higher expenses than Class A Shares.

(1) The performance for the period before Class C Shares began operations on 2/19/05 is based on the performance of Class B Shares of the Fund, whose expenses are substantially similar to those of Class C Shares.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                  NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.65              0.65            0.65
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.23              0.23            0.23
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                                       1.38              1.88            1.88


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.38%, 2.12% and 2.12%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                658      939    1,241     2,095
CLASS B SHARES** ($)                               691      891    1,216     2,071***
CLASS C SHARES** ($)                               291      591    1,016     2,201

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                658      939    1,241     2,095
CLASS B SHARES ($)                                 191      591    1,016     2,071***
CLASS C SHARES ($)                                 191      591    1,016     2,201

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996    21.06%
1997    28.41%
1998    24.45%
1999    14.69%
2000    -6.72%
2001    -9.71%
2002   -26.89%
2003    32.32%
2004    10.50%
2005     2.11%

BEST QUARTER 4th quarter, 1998      21.33%
WORST QUARTER 3rd quarter, 2002    -18.26%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A Shares were launched on 9/10/01 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. Returns for the period 1/1/96 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of, Class A Shares). During these periods, the actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than the above-referenced predecessor.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                  (3.26)        (1.36)          6.81
Return After Taxes on Distributions                                  (3.56)        (1.51)          4.82
Return After Taxes on Distributions and Sale of Fund Shares          (1.72)        (1.19)          4.95

CLASS B SHARES
Return Before Taxes                                                  (3.38)        (1.27)          7.09

CLASS C SHARES
Return Before Taxes                                                   0.64         (0.85)          7.09

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.91          0.54           9.07

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.72         (0.39)          7.86

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before Class A, Class B and Class C Shares were launched on 9/10/0 is based on the performance of the advisor feeder that was merged out of existence (whose investment program was identical to the investment program of Class A, Class B and Class C Shares, and whose expenses were substantially similar to the current expenses of Class A Shares) from 9/15/00 to 9/10/01. During this period, the actual returns of Class B and Class C Shares would have been lower than shown because Class B and Class C Shares have higher expenses than the advisor feeder. Returns for the period 1/1/96 to 9/15/00 reflect performance of the retail feeder (whose investment program was identical to the investment program of, and whose expenses were the most similar to the current expenses of Class A, Class B and Class C Shares). During these periods from 1/1/96 to 9/15/00, the actual returns of Class A, Class B and Class C Shares have higher expenses than the above-referenced predecessor.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.40              0.40            0.40
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75            0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25            0.25
OTHER EXPENSES(1)                                                        0.16              0.16            0.16
                                                               ------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.06              1.56            1.56
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.01)            (0.00)          (0.00)
                                                               ------------------------------------------------
NET EXPENSES(2)                                                          1.05              1.56            1.56


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A, Class B, and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.05%, 1.57% and 1.57%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                626      844    1,078     1,750
CLASS B SHARES** ($)                               659      793    1,050     1,722***
CLASS C SHARES** ($)                               259      493      850     1,856

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                626      844    1,078     1,750
CLASS B SHARES ($)                                 159      493      850     1,722***
CLASS C SHARES ($)                                 159      493      850     1,856

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B Shares to Class A Shares after they have been owned for eight years.

JPMORGAN VALUE ADVANTAGE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR CLASS A AND CLASS C SHARES

The expenses of Class A and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) (%)

                                                               CLASS A SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            1.00

* The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Fund."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS C ASSETS)


                                                               CLASS A SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------
MANAGEMENT FEES                                                          0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES                                           0.25              0.75
SHAREHOLDER SERVICE FEES                                                 0.25              0.25
OTHER EXPENSES(1)                                                        0.67              0.74
                                                               --------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.82              2.39
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.57)            (0.64)
                                                               --------------------------------
NET EXPENSES(2)                                                          1.25              1.75


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will reimburse the Fund to the extent total annual operating expenses of Class A and Class C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% and 1.75%, respectively, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                646    1,015    1,408     2,506
CLASS C SHARES** ($)                               278      684    1,218     2,678

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                646    1,015    1,408     2,506
CLASS C SHARES ($)                                 178      684    1,218     2,678

 *   Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

JPMORGAN VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 89-94.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments and repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A Shares for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the contingent deferred sales load. Class B Shares convert to Class A Shares after 8 years.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002   -12.54%
2003    32.63%
2004    17.14%
2005     3.66%

BEST QUARTER 2nd quarter, 2003        18.19%
WORST QUARTER 3rd quarter, 2002      -15.91%

* On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                  PAST 1 YEAR      LIFE OF FUND
-----------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                     (1.77)             7.48
Return After Taxes on Distributions                                     (2.40)             5.04
Return After Taxes on Distributions and Sale of Fund Shares             (0.86)             5.69

CLASS B SHARES
Return Before Taxes                                                     (1.97)             7.52

CLASS C SHARES(1)
Return Before Taxes                                                      2.04              8.12

RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                      7.05              8.19

LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                        6.26              5.17

The after-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for those other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's fiscal year end is 12/31. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

(1) Class C Shares began operations on February 19, 2005. The performance for the period before Class C Shares began operations is based on the performance of Class B Shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY SHARES,
SHOWN AS % OF THE OFFERING PRICE*                                        5.25              NONE            NONE
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS                        NONE**            5.00            1.00

 * The offering price is the net asset value of the shares purchased plus any sales charge. You may be able to reduce or eliminate your initial sales charge. See "How to Do Business with the Funds."

** Except for purchases of $1 million or more. Please see "Sales Charges--Class A Shares."

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                                               CLASS A SHARES    CLASS B SHARES  CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
Management Fees                                                          0.50              0.50            0.50
Distribution (Rule 12b-1) Fees                                           0.25              0.75            0.75
Shareholder Service Fees                                                 0.25              0.25            0.25
Other Expenses(1)                                                        0.24              0.24            0.24
---------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                          1.24              1.74            1.74
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                               (0.15)            (0.15)          (0.15)
                                                               ------------------------------------------------
NET EXPENSES(2)                                                          1.09              1.59            1.59

(1) Based on expected closing the current fiscal year reflecting the addition of certain share classes and changes to fees charged by certain service providers.

(2) Effective March 1, 2006, JPMIM, JPMDS and the Fund's Business Manager have a written agreement to waive up to the full amount of their respective fees and/or reimburse expenses to the extent annual operating expenses of Class A, Class B and Class C Shares (excluding interest, taxes, extraordinary expenses) exceed 1.09%, 1.59% and 1.59%, respectively, of their daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                630      884    1,157     1,934
CLASS B SHARES** ($)                               662      833    1,130     1,907***
CLASS C SHARES** ($)                               262      533      930     2,039

IF YOU DO NOT SELL YOUR SHARES YOUR COST WOULD BE:

                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------------------
CLASS A SHARES* ($)                                630      884    1,157     1,934
CLASS B SHARES ($)                                 162      533      930     1,907***
CLASS C SHARES ($)                                 162      533      930     2,039

  *  Assumes sales charge is deducted when shares are purchased.

 **  Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B to Class A after they have been owned for eight years.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds, except for the Growth Advantage Fund, the Mid Cap Value Fund and the Value Opportunities Fund, are series of JPMorgan Trust I, a Delaware statutory trust. The Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                                   %
CAPITAL GROWTH FUND                                                 0.40
DISCIPLINED EQUITY FUND                                             0.25
DIVERSIFIED FUND                                                    0.44
DYNAMIC SMALL CAP FUND                                              0.56
GROWTH ADVANTAGE FUND                                               0.50
GROWTH AND INCOME FUND                                              0.40*
MID CAP VALUE FUND                                                  0.54
SMALL CAP EQUITY FUND                                               0.65
U.S. EQUITY FUND                                                    0.40
VALUE ADVANTAGE FUND                                                0.34**
VALUE OPPORTUNITIES FUND                                            0.50


 * Reflects amount allocated to the Fund from Growth and Income Portfolio for the period from 1/1/05 until 3/18/05.

** Reflects the amount paid during the period after the Fund commenced operations on 2/28/05.

A discussion of the basis the trustees of each trust and the directors of each corporation used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended December 31 (for Value Opportunities Fund, in the semi-annual report for the most recent period ended June 30).

THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND

The portfolio management team is led by Christopher Mark Vyvyan Jones Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.

DIVERSIFIED FUND

Anne Lester, Vice President of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. Prior to managing the Diversified Fund, Ms. Lester, an employee since 1992, worked in the Product Development Group. She joined the firm's Milan office in 1992, where she was a fixed income and currency trader and portfolio manager. Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios. The underlying large cap equity portion of the Diversified Fund is managed by Messrs. Chan and Zingone and Thomas Luddy. Information with respect to both Mr. Chen and Mr. Zingone is discussed earlier in this prospectus. Information with respect to Mr. Luddy is provided hereafter under the heading "U.S. Equity Fund." The underlying small cap portion of the Diversified Fund is managed by Christopher T. Blum. Mr. Blum is a Managing Director of JPMIM, and CFA charterholder. He has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. The underlying international equities portion of the Diversified Fund is managed by Jeroen Huysinga. Mr. Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM and its affiliates since 1997. The underlying fixed income portion of the Diversified Fund is managed by Scott Grimshaw and Timothy Neumann. Mr. Grimshaw, CFA charterholder, has been part of the Taxable Bond Team for JPMIM since 2004 and is also a part of the Taxable Bond Team for JPMorgan Investment Advisors Inc. Prior to his current role, Mr. Grimshaw served as a senior fixed income analyst and portfolio manager with JPMorgan Investment Advisors Inc. and its affiliates. Mr. Neumann, Managing Director and a CFA charterholder, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategies. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986.

DYNAMIC SMALL CAP FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM and a CFA charterholder, and Mr. Jones. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Jones is discussed earlier in this prospectus.

GROWTH ADVANTAGE FUND

The portfolio management team is led by Mr. Jones and Mr. Parton. Information with respect to both Mr. Jones and Mr. Parton is discussed earlier in this prospectus.

GROWTH AND INCOME FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA charterholder. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors and joined JPMorgan Chase or its affiliates (or one of its predecessors) in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney.

MID CAP VALUE FUND

The portfolio management team is led by Mr. Simon, Lawrence E. Playford, Vice President of JPMIM and CFA charterholder and Gloria Fu, Vice President of JPMIM and CFA charterholder. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993. Ms. Fu is a research analyst in the U.S. Equity Group focusing predominantly on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. She also worked as a sell-side analyst for Robertson Stephens, Inc. from 2000 to 2002 covering the gaming and lodging industry.

SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Mr. Jones, Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in the prospectus.

U.S. EQUITY FUND

The portfolio management team is led by Thomas Luddy and includes Susan Bao. Mr. Luddy is a Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982 and has managed portfolios in his various roles for most of the past 18 years. Ms. Bao is a Vice President of JPMIM and has been an employee of JPMIM since 1997.

VALUE ADVANTAGE FUND

The portfolio management team is led by Mr. Simon and includes Ms. Fu. Information on Mr. Simon and Ms. Fu is discussed earlier in this prospectus.

VALUE OPPORTUNITIES FUND

The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2000, has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann has worked at JPMIM and on the team since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATORS

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of each Fund except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass matters relating to general corporate governance, regulatory compliance and administrative oversight of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2005 the Business Manager was paid a fee of 0.085% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The trusts and the corporations, on behalf of the Funds, have entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Class A, Class B and Class C shares may be purchased by the general public.

WHAT DOES IT MEAN THAT THE MID CAP VALUE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?

As of the close of business on March 31, 2005, the Mid Cap Value Fund is publicly offered on a limited basis. Investors will not be eligible to purchase shares of the Fund except as described below:

- Shareholders of record as of March 31, 2005, will be able to continue to purchase additional shares of the Fund either through JPMorgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

- Shareholders of record as of March 31, 2005 will be able to add to their accounts through exchanges from other JPMorgan Funds for shares of the Fund;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund as of March 31, 2005 may open new participant accounts in the Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering the Fund that are not funded as of March 31, 2005 may also open new participant accounts in the Fund if the Fund received notice of the group employer retirement plan's intention to offer the Fund to its participants prior to March 31, 2005; or

- Wrap program sponsors may open new participant accounts in the Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with the Fund that are part of a wrap program prior to March 31, 2005. Other Financial Intermediaries which have selected and offered the Fund as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with the Fund as part of such Financial Intermediary's asset allocation model prior to March 31, 2005.

After March 31, 2005, if all shares of the Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If after March 31, 2005, the Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Fund reserves the right to change these policies at any time.

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

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check, or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees or Board of Directors, as applicable, have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the

Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

WHAT KIND OF SHARES CAN I BUY?

This prospectus offers Class A, Class B and Class C Shares, all of which are available to the general public.

Each share class has different sales charges and expenses. When deciding what class of shares to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each class of shares and whether you qualify for any sales charge discounts. Sales charges are discussed in the section of this prospectus entitled "Sales Charges."

CLASS A SHARES

You may pay a sales charge at the time of purchase.

Sales charges are reduced on investments of $50,000 or more and the amount of the reduction increases as your level of investment increases. Please see "Sales Charges."

You can utilize the Right of Accumulation or a Letter of Intent to achieve reduced sales charges more quickly.

Generally, there is no contingent deferred sales charge (CDSC) except for purchases of $1 million or more, which are not subject to an upfront sales charge. Please see "Sales Charges."

Class A Shares have lower annual expenses than Class B or Class C Shares as a result of lower ongoing Rule 12b-1 fees.

There is no maximum investment amount for Class A Shares.

CLASS B SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares of the Fund sold within six years, measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Class B Shares have higher annual expenses than Class A Shares as a result of higher ongoing Rule 12b-1 fees.

Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

Class B Shares should not be used for investments of more than $99,999.

You should carefully consider whether two or more purchases totaling $100,000 or more are suitable in light of your own circumstances. IT IS YOUR RESPONSIBILITY TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS OF ANY AND ALL ACCOUNTS THAT MAY BE LINKED TOGETHER FOR THE PURPOSES OF DETERMINING WHETHER THE APPLICATION OF THE RIGHT OF ACCUMULATION OR THE USE OF A LETTER OF INTENT WOULD MAKE CLASS A SHARES A MORE SUITABLE INVESTMENT THAN CLASS B SHARES. For a discussion of the types of accounts that qualify for the Right of Accumulation and the Letter of Intent, please read "Sales Charges -- Reducing Your Class A Sales Charges."

Individual purchases of $100,000 or more will be rejected.

CLASS C SHARES

You will not pay a sales charge at the time of purchase.

A CDSC will apply on shares sold within one year of purchase measured from the first day of the month in which the shares were purchased. The CDSC may be waived for certain redemptions.

Like Class B Shares, Class C Shares have higher distribution fees than Class A Shares. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher distribution fees as long as you hold Class C Shares. Over the long term, these fees can add up to higher total fees than the fees of either Class A or Class B Shares.

There is no maximum investment amount for Class C Shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an upfront sales charge, you may consider buying Class B Shares. Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share, plus a sales charge, if any.

Each class of shares in each Fund has a different NAV. This is primarily because each class has different distribution expenses.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Read the prospectus carefully, and select the Fund or Funds and share class most appropriate for you and decide how much you want to invest.

Class A, Class B and Class C Shares are subject to a $1,000 minimum investment requirement per Fund. You are required to maintain a minimum account balance equal to the minimum initial investment in each Fund. A Financial Intermediary may impose different investment minimums. Subsequent investments must be at least $25 per Fund.

You should purchase no more than $99,999 of Class B Shares. If you have already purchased more than $99,999 of Class B Shares, you and your Financial Intermediary should carefully consider whether additional Class B Shares are a suitable investment. The section of this prospectus entitled "What kind of shares can I buy?" provides information that can help you choose the appropriate share class.

Minimums for initial and subsequent investments may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any initial or subsequent investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

For accounts sold through Financial Intermediaries, it is the primary responsibility of the Financial Intermediary to ensure compliance with investment minimums.

A lower minimum may be available under the Systematic Investment Plan. See "Purchasing Fund Shares -- Can I automatically invest on a systematic basis?"

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC. In addition, you will not be entitled to recoup any sales charges paid to a Fund in connection with your purchase of Fund shares.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares - When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-A)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: JOHN SMITH & MARY SMITH, JTWROS)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I AUTOMATICALLY INVEST ON A SYSTEMATIC BASIS?

Yes. You may purchase additional Class A, Class B and Class C Shares by making automatic periodic investments from your bank account through a Systematic Investment Plan. You may choose to make an initial investment of an amount less than the required minimum of $1,000 per Fund as long as your initial investment is at least $100 and you agree to make regular monthly investments of at least $100. To establish a Systematic Investment Plan:

-  Select the "Systematic Investment Plan" option on the Account Application.

- Provide the necessary information about the bank account from which your investments will be made.

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

The Funds currently do not charge for this service, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account.

You may revoke your election to make systematic investments by calling 1-800-480-4111 or by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

SALES CHARGES

The Distributor compensates Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, Rule 12b-1 fees and payments by the Distributor or affiliates of the Distributor from its or their own resources.

The tables in the sections below show the sales charges for each class of shares and the percentage of your investment that is paid as a commission to a Financial Intermediary. Payments made by the Distributor or its affiliates from its or their own resources are discussed in more detail in "The Funds' Management and Administration."

To obtain free information regarding sales charges and the reduction and elimination or waiver of sales charges on Class A, Class B and Class C Shares of the Funds, visit www.jpmorganfunds.com and 'click' on the hyperlinks or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges.

CLASS A SHARES

The public offering price of Class A Shares of the Funds is the NAV per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The Fund receives the NAV. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the table below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The differences in sales charges shown in the table below are sometimes referred to as "breakpoints."

TOTAL SALES CHARGE FOR FUNDS(1)

                                          SALES
                                         CHARGE       SALES  COMMISSION
                                           AS A      CHARGE        AS A
                                              %        AS A           %
                                         OF THE           %          OF
AMOUNT OF                              OFFERING     OF YOUR    OFFERING
PURCHASES                                 PRICE  INVESTMENT       PRICE
-----------------------------------------------------------------------
LESS THAN $50,000                          5.25        5.54        4.75
$50,000-$99,999                            4.50        4.71        4.05
$100,000-$249,999                          3.50        3.63        3.05
$250,000-$499,999                          2.50        2.56        2.05
$500,000-$999,999                          2.00        2.04        1.60
$1,000,000 OR MORE*                        NONE        NONE          **

(1) The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

* There is no front-end sales charge for investments of $1 million or more in a Fund.

** If you purchase $1 million or more of Class A Shares and are not assessed a sales charge at the time of purchase, you will be charged the equivalent of 1% of the purchase price if you redeem any or all of the Class A Shares during the first 12 months after purchase or 0.50% of the purchase price if you redeem any or all of the Class A Shares between 12 and 18 months after purchase. These charges apply unless the Distributor receives notice before you invest indicating that your Financial Intermediary is waiving its commission. The Distributor may make a payment to Financial Intermediaries for your cumulative investments of $1 million or more in Class A Shares. These commissions are paid at the rate of up to 1% of net sales of $1 million or more. The Distributor may withhold these payments with respect to short-term investments. See the Statement of Additional Information for more details.

REDUCING YOUR CLASS A SALES CHARGE

The Funds permit you to reduce the initial sales charge you pay on Class A Shares by using the Right of Accumulation or a Letter of Intent. Each of these methods for reducing the initial sales charge on Class A Shares is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the JPMorgan Funds in which you invest (as described below) even if such JPMorgan Funds are held in accounts with different Financial Intermediaries, as well as purchases of shares of all JPMorgan Funds to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. IT IS YOUR RESPONSIBILITY WHEN INVESTING TO INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS THAT YOU WOULD LIKE TO HAVE ONE OR MORE OF THE JPMORGAN FUNDS LINKED TOGETHER FOR PURPOSES OF REDUCING THE INITIAL SALES CHARGE.

- RIGHT OF ACCUMULATION: You may qualify for a reduction in the initial sales charge for future purchases of Class A Shares based on the current market value of your Class A, Class B and Class C Shares holdings from prior purchases through the Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A Share, you may aggregate your investment with the current market value of any Class A, Class B or Class C Shares of a JPMorgan Fund held in:

   1.   Your account(s);

   2.   Account(s) of your spouse or domestic partner;

   3. Account(s) of children under the age of 21 who share your residential address;

   4. Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

   5.   Solely controlled business accounts; and

   6.   Single-participant retirement plans of any of the individuals in items
        (1) through (3) above.

   IN ORDER TO OBTAIN ANY BREAKPOINT REDUCTION IN THE INITIAL SALES CHARGE, YOU MUST, BEFORE PURCHASING CLASS A SHARES, INFORM YOUR FINANCIAL INTERMEDIARY OR THE FUNDS IF YOU HAVE ANY OF THE ABOVE TYPES OF ACCOUNTS THAT CAN BE AGGREGATED WITH YOUR CURRENT INVESTMENT IN CLASS A SHARES TO REDUCE THE APPLICABLE SALES CHARGE. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the JPMorgan Funds may verify (1) the number of shares of the JPMorgan Funds held in your account(s) with the JPMorgan Funds, (2) the number of shares of the JPMorgan Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the JPMorgan Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

- LETTER OF INTENT: You may qualify for a reduction in the initial sales charge applicable on a current purchase of Class A Shares by signing a Letter of Intent committing you to purchase a certain amount of shares over a defined period of time. Provided you satisfy the minimum initial investment requirement, you may purchase Class A Shares of one or more JPMorgan Funds (other than a money market fund) over the next 13 months and pay the same sales charge that you would have paid if all shares were purchased at once. At your request, purchases made during the previous 90 days may be included toward the amount covered by the Letter of Intent. If you elect to include purchases made during the past 90 days toward fulfillment of your Letter of Intent, the 13-month period will be deemed to begin as of the date of the earliest purchase being counted toward fulfillment of your Letter of Intent. You should inform your Financial Intermediary or the Funds that you have a Letter of Intent each time you make an investment. A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the net amount invested.

Additional information regarding the reduction of Class A sales charges is available in the Funds' Statement of Additional Information. To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

WAIVER OF THE CLASS A SALES CHARGE

No sales charge is imposed on Class A Shares of the Funds if the shares were:

1.   Bought with the reinvestment of dividends and capital gains distributions.

2. Acquired in exchange for shares of another JPMorgan Fund if a comparable sales charge has been paid for the exchanged shares.

3. Bought by officers, directors or trustees, retirees and employees and their immediate family members (I.E., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

     -  The JPMorgan Funds.

     -  JPMorgan Chase and its subsidiaries and affiliates.

     Officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Select Class Share accounts subject to a $2,500 minimum investment requirement provided such accounts are opened directly from the Funds and not through a Financial Intermediary. Select Class Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Funds' other share classes.

4.   Bought by employees of:

     - Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

     - Financial Intermediaries or financial institutions who have entered into dealer agreements with the Funds or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares).

     -  Washington Management Corporation and its subsidiaries and affiliates.

5.   Bought by:

     - Affiliates of JPMorgan Chase and certain accounts (other than IRA Accounts) for which a Financial Intermediary acts in a fiduciary, advisory, agency or custodial capacity or accounts which participate in select affinity programs with JPMorgan Chase and its affiliates and subsidiaries.

     - Certain retirement and deferred compensation plans, and trusts used to fund those plans, including, but not limited to, those plans qualified under Sections 401(k), 403(b) or 457 of the Internal Revenue Code and "rabbi trusts."

     - Financial Intermediaries who have a dealer arrangement with the Distributor, who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting or other fee for their services, or clients of such Financial Intermediaries who place trades for their own accounts if the accounts are linked to the master account of such Financial Intermediary.

     - Tuition programs that qualify under Section 529 of the Internal Revenue Code.

     - A Financial Intermediary provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund.

     - A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund's Distributor.

     -  Employer-sponsored health savings accounts established pursuant to
        Section 223 of the Internal Revenue Code.

6. Bought with proceeds from the sale of Select Class Shares of a JPMorgan Fund or acquired in an exchange of Select Class Shares of a JPMorgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

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

7. Bought with proceeds from the sale of Class B Shares of a JPMorgan Fund, but only if you paid a CDSC in connection with such sale and only if the purchase is made within 90 days of such sale. Appropriate documentation may be required.

8. Bought with proceeds from the sale of Class A Shares of a JPMorgan Fund (except Class A Shares of a money market fund), but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required.

9.   Bought when one Fund invests in another JPMorgan Fund.

10. Bought in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

11.  Purchased during a JPMorgan Fund's special offering.

12. Bought by a "charitable organization" as defined for purposes of Section 501(c)(3) of the Internal Revenue Code, or by a charitable remainder trust or life income pool established for the benefit of a charitable organization.

To take advantage of any of these Class A sales charge waivers, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

CLASS B SHARES

Class B Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class B Shares within six years of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC according to the following schedule:

YEAR                                  CDSC AS A % OF DOLLAR
SINCE PURCHASE                     AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------
0-1                                                    5.00
1-2                                                    4.00
2-3                                                    3.00
3-4                                                    3.00
4-5                                                    2.00
5-6                                                    1.00
More than 6                                            None

The Distributor pays a commission of 4.00% of the original purchase price to Financial Intermediaries who sell Class B Shares of the Funds.

CONVERSION FEATURE

Your Class B Shares automatically convert to Class A Shares after eight years, measured from the first day of the month in which the shares were purchased.

After conversion, your shares will be subject to the lower distribution fees charged on Class A Shares.

You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion.

Because the share price of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

If you have exchanged Class B Shares of one
JPMorgan Fund for Class B Shares of another, the time you held the shares in each Fund will be added together.

CLASS C SHARES

Class C Shares are offered at NAV per share, without any upfront sales charge. However, if you redeem Class C Shares within one year of the purchase date, measured from the first day of the month in which the shares were purchased, you will be assessed a CDSC as follows:

YEAR                                  CDSC AS A % OF DOLLAR
SINCE PURCHASE                     AMOUNT SUBJECT TO CHARGE
-----------------------------------------------------------
0-1                                                    1.00
After first year                                       None

The Distributor pays a commission of 1.00% of the original purchase price to Financial Intermediaries who sell Class C Shares of the Funds.

HOW THE CLASS B AND CLASS C CDSC IS CALCULATED

The Fund assumes that all purchases made in a given month were made on the first day of the month.

For Class B and Class C Shares purchased prior to February 19, 2005, the CDSC is based on the current market value or the original cost of the shares, whichever is less. You should retain any records necessary to substantiate historical costs because the Distributor, the Funds, the transfer agent and your Financial Intermediary may not maintain such information. For Class B and Class C Shares purchased on or after February 19, 2005, the CDSC is based on the original cost of the shares.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund first will redeem shares acquired through dividend reinvestment followed by the shares you have held for the longest time and thus have the lowest CDSC.

If you received your Class B or Class C Shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

WAIVER OF THE CLASS B AND CLASS C CDSC

No sales charge is imposed on redemptions of Class B or Class C Shares of the
Funds:

1. If you withdraw no more than a specified percentage (as indicated in "Redeeming Fund Shares-- Can I redeem on a systematic basis?") of the current balance of a Fund each month or quarter. Withdrawals made as part of a required minimum distribution also are included in calculating amounts eligible for this waiver. YOU NEED TO PARTICIPATE IN A MONTHLY OR QUARTERLY SYSTEMATIC WITHDRAWAL PLAN TO TAKE ADVANTAGE OF THIS WAIVER. For information on the Systematic Withdrawal Plan, please see "Redeeming Fund Shares -- Can I redeem on a systematic basis?"

2. Made within one year of a shareholder's death or initial qualification for Social Security disability payments after the account is opened. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3. If you are a participant in or beneficiary of certain retirement plans and you die or become disabled (as defined in Section 72(m)(7) of the Internal Revenue Code) after the account is opened. The redemption must be made within one year of such death or disability. In order to qualify for this waiver, the Distributor must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

4. That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets credited to the IRA that is invested in one or more of the JPMorgan Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.

5. That represent a distribution from a qualified retirement plan by reason of the participant's retirement.

6. That are involuntary and result from a failure to maintain the required minimum balance in an account.

7. Exchanged in connection with plans of reorganization of a JPMorgan Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the plan of reorganization.

8. Exchanged for Class B or Class C Shares of other JPMorgan Funds. However, you may pay a

     Sales Charge when you redeem the Fund shares you received in the exchange. Please read "Exchanging Fund Shares -- Do I pay a sales charge on an exchange?"

9. If the Distributor receives notice before you invest indicating that your Financial Intermediary, due to the type of account that you have, is waiving its commission.

WAIVER APPLICABLE ONLY TO CLASS C SHARES

No CDSC is imposed on Class C Shares of the Funds if the shares were bought with proceeds from the sale of Class C Shares of a JPMorgan Fund. The purchase must be made within 90 days of the sale or distribution. Appropriate documentation may be required.

To take advantage of any of these waivers of the CDSC applicable to Class B or Class C Shares, you must qualify for such waiver. To see if you qualify, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

RULE 12b-1 FEES

Each Fund described in this prospectus has adopted a Distribution Plan under Rule 12b-1 that allows it to pay distribution fees for the sale and distribution of shares of the Funds. These fees are called "Rule 12b-1 fees." Rule 12b-1 fees are paid by the Funds to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Funds. The Distributor may pay Rule 12b-1 fees to its affiliates. Except for the Value Opportunities Fund, payments are not tied to actual expenses incurred.

The Rule 12b-1 fees vary by share class as follows:

1. Class A Shares pay an annual Rule 12b-1 fee of 0.25% of the average daily net assets of each Fund attributable to Class A Shares.

2. Class B and Class C Shares pay an annual Rule 12b-1 fee of 0.75% of the average daily net assets of each Fund attributable to such class. This will cause expenses for Class B and Class C Shares to be higher and dividends to be lower than for Class A Shares.

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class B and Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Class A Shares of a Fund may be exchanged for Class A Shares of another JPMorgan Fund or for another class of the same Fund. Class A Shares of a Fund may be exchanged for Morgan Shares of a JPMorgan money market fund.

Class B Shares of a Fund may be exchanged for Class B Shares of another JPMorgan Fund.

Class C Shares of the JPMorgan Short Duration Bond Fund, JPMorgan Short Term Municipal Bond Fund, and JPMorgan Ultra Short Term Bond Fund (collectively, the Short Term Bond Funds) may be

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

exchanged for Class C Shares of another JPMorgan Fund, including Class C Shares of any of the Short Term Bond Funds.

Class C Shares of any other JPMorgan Fund may be exchanged for Class C Shares of another JPMorgan Fund, other than for Class C Shares of the Short Term Bond Funds.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same Fund. Call 1-800-480-4111 for complete instructions.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

DO I PAY A SALES CHARGE ON AN EXCHANGE?

Generally, you will not pay a sales charge on an exchange.

If you exchange Class B or Class C Shares of a Fund for Class B or Class C Shares, respectively, of another Fund, you will not pay a sales charge at the time of the exchange, however:

1. Your new Class B or Class C Shares will be subject to the CDSC of the Fund from which you exchanged.

2. The current holding period for your exchanged Class B or Class C Shares, other than exchanged Class C Shares of the Short Term Bond Funds, is carried over to your new shares.

3. If you exchange Class C Shares of one of the Short Term Bond Funds, a new CDSC period applicable to the Fund into which you exchanged will begin on the date of the exchange.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through

JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares:

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1.   A financial institution; or

2.   Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Fund may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If you own Class A, Class B or Class C Shares and the Fund or the Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted, minus the amount of any applicable CDSC.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

CAN I REDEEM ON A SYSTEMATIC BASIS?

If you have an account value of at least $10,000, you may elect to receive monthly, quarterly or annual payments of not less than $100 each. Systematic withdrawals in connection with required minimum distributions under a retirement plan may be in any amount.

-  Select the "Systematic Withdrawal Plan" option on the Account Application.

-  Specify the amount you wish to receive and the frequency of the payments.

-  You may designate a person other than yourself as the payee.

-  There is no fee for this service.

If you select this option, please keep in mind that:

- It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge. If you own Class B or Class C Shares, you or your designated payee may receive monthly, quarterly or annual systematic payments. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

   - Monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

   - Quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

The amount of the CDSC charged will depend on whether your systematic payments are a fixed dollar amount per month or quarter or are calculated monthly or quarterly as a stated percentage of your then-current balance in a Fund. For more information about the calculation of the CDSC for systematic withdrawals exceeding the specified limits above, please see the Funds' Statement of Additional Information. New annual systematic withdrawals are not eligible for a waiver of the applicable Class B or Class C CDSC. Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current NAV per share of the applicable class.

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Withdrawal Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment.

You cannot have both a Systematic Investment Plan and a Systematic Withdrawal Plan for the same Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC.

2. If your account falls below the minimum required balance and is closed as a result, you will not be charged a CDSC. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1.   Trading on the NYSE is restricted;

2.   The NYSE is closed (other than weekend and holiday closings);

3.   Federal securities laws permit;

4.   The SEC has permitted a suspension; or

5.   An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified, Growth and Income, Growth Advantage Fund and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Growth Advantage, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Value Advantage Fund and Value Opportunities Funds generally distribute any net investment income at least annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Dividends of net investment income paid to a non- corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Funds' investments in certain mortgage backed securities, debt obligations and derivative instruments may cause the Funds to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The Funds' investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Certain Funds may invest in REITs. Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advis0r to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Funds have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities before     -  The Funds can take advantage of        -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a        -  The Funds could realize gains in a     -  The Funds generally avoid short-term
   Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                       attractive or unexpected
-  Increased short-term capital gains     -  The Funds could protect against           opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued and       generated by shareholder activity
   shareholders' income tax liability.       its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER INVESTMENT COMPANIES

-  If a Fund invests in shares of         -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                         Securities and Exchange Commission
   shareholders would bear not only       -  Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
   their proportionate share of the          exposure to an index or a broad range     other investment companies, including
   Fund's expenses, but also similar         of markets, sectors, geographic           ETFs, are subject to the percentage
   expenses of the investment company        regions and industries                    limitations of the Investment Company
                                                                                       Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                              -  A SEC exemptive order granted to
   sector, regions or industries and may                                               various iShares funds (which are
   result in a loss                                                                    ETFs) and their investment adviser
                                                                                       permits each Fund to invest beyond
                                                                                       the 1940 Act limits, subject to
                                                                                       certain terms and conditions,
                                                                                       including a finding of the Funds'
                                                                                       Boards that the advisory fees charged
                                                                                       by the adviser are for services that
                                                                                       are in addition to, and not
                                                                                       duplicative of, the advisory services
                                                                                       provided to those ETFs

                                                                                    -  A SEC exemptive order permits each
                                                                                       Fund to invest its uninvested cash,
                                                                                       up to 25% of its assets, in one or
                                                                                       more affiliated money market funds if
                                                                                       the adviser waives and/or reimburses
                                                                                       its advisory fee from the Fund in an
                                                                                       amount sufficient to offset any
                                                                                       doubling up of investment advisory,
                                                                                       shareholder servicing and
                                                                                       administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with        -  The Funds use derivatives, such as
   swaps, and forward foreign currency       underlying positions can reduce or        futures, options, swaps and forward
   contracts(1) that are used for hedging    eliminate losses at low cost              foreign currency contracts for
   the portfolio or specific securities                                                hedging and for risk management
   may not fully offset the underlying    -  A Fund could make money and protect       (i.e., to adjust duration or yield
   positions and this could result in        against losses if management's            curve exposure or to establish or
   losses to a Fund that would not have      analysis proves correct                   adjust exposure to particular
   otherwise occurred*                                                                 securities, markets or currencies);
                                          -  Derivatives that involve leverage         risk management may include
-  A Fund may have difficulty exiting a      could generate substantial gains at       management of a Fund's exposure
   derivatives position                      low cost                                  relative to its benchmark; all Funds
                                                                                       except for Disciplined Equity Fund,
-  Derivatives used for risk management                                                Diversified Fund, U.S. Equity Fund
   or, for certain Funds, to increase a                                                and Value Opportunities Fund, may use
   Fund's gain may not have the intended                                               derivatives in an effort to produce
   effects and may result in losses or                                                 increased income or gain
   missed opportunities
                                                                                    -  A Fund only establishes hedges that
-  The counterparty to a derivatives                                                   it expects will be highly correlated
   contract could default                                                              with underlying positions

-  Derivatives that involve leverage                                                -  While the Funds may use derivatives
   could magnify losses                                                                that incidentally involve leverage,
                                                                                       they do not use them for the specific
-  Certain types of derivatives involve                                                purpose of leveraging their portfolio
   costs to a Fund which can reduce
   returns

-  Segregated and collateral accounts
   established in connection with
   derivatives may limit the Funds'
   investment flexibility

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses


* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there    -  The Funds may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities      the investment of the collateral          approved borrowers
   may not be returned if the borrower       received from the borrower
   or the lending agent defaults                                                    -  The Funds receive collateral equal to
                                                                                       at least 100% of the current value of
-  The collateral will be subject to the                                               the securities loaned plus accrued
   risks of the securities in which it                                                 interest
   is invested
                                                                                    -  The lending agents indemnify the
                                                                                       Funds against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and            -  Stocks have generally outperformed     -  Under normal circumstances each Fund
   performance will fluctuate in             more stable investments (such as          plans to remain fully invested in
   response to stock and/or bond market      bonds and cash equivalents) over the      accordance with its policies and each
   movements                                 long term                                 Fund may invest uninvested cash in
                                                                                       affiliated money market funds; equity
-  Adverse market, economic, political    -  With respect to the Diversified Fund,     securities may include common stocks,
   or other conditions may from time to      a diversified, balanced portfolio         convertible securities, preferred
   time cause a Fund to take temporary       should mitigate the effects of wide       stocks, depositary receipts, (such as
   defensive positions that are              market fluctuations, especially when      American Depositary Receipts and
   inconsistent with its principal           stock and bond prices move in             European Depositary Receipts), trust
   investment strategies and may hinder      different directions                      or partnership interests, warrants,
   the Fund from achieving its                                                         rights and investment company
   investment objective                                                                securities

-  The Capital Growth Fund, Dynamic                                                 -  Each Fund seeks to limit risk and
   Small Cap Fund, Growth and Income                                                   enhance performance through active
   Fund and Small Cap Equity Fund are                                                  management and/or diversification
   non-diversified, which means that a
   relatively high percentage of each                                               -  During severe market downturns, each
   Fund's assets may be invested in a                                                  Fund has the option of investing up
   limited number of issuers. Therefore,                                               to 100% of its assets in high quality
   their performance may be more                                                       short-term instruments
   vulnerable to changes in the market
   value of a single issuer or a group
   of issuers

-  Mortgage-backed and asset-backed
   securities (securities representing
   an interest in, or secured by, a pool
   of mortgages or other assets such as
   receivables) and direct mortgages
   could generate capital losses or
   periods of low yields if they are
   paid off substantially earlier or
   later than anticipated

                                                                                    POLICIES TO BALANCE RISK AND
POTENTIAL RISKS                           POTENTIAL REWARDS                         REWARD
MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities and       due to these same choices                 management on securities selection,
   asset allocation choices                                                            the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns and manage risks in a
                                                                                       consistent way

FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements      -  The Funds anticipate that total
   could reduce gains or create losses       could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of total assets (30% for
-  A Fund could lose money because of     -  Foreign investments, which represent      Diversified Fund)
   foreign government actions, political     a major portion of the world's
   instability or lack of adequate and       securities, offer attractive           -  The Funds actively manage the
   accurate information                      potential performance and                 currency exposure of their foreign
                                             opportunities for diversification         investments relative to their
-  Currency and investment risks tend to                                               benchmarks, and may hedge back into
   be higher in emerging markets; these   -  Emerging markets can offer higher         the U.S. dollar from time to time
   markets also present higher liquidity     returns                                   (see also "Derivatives"); these
   and valuation risks                                                                 currency management techniques may
                                                                                       not be available for certain emerging
                                                                                       markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty        -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth     net assets in illiquid holdings
                                             than comparable widely traded
-  Each Fund could be unable to sell         securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                 meet redemptions, each Fund may hold
   it desires                                                                          high quality short-term securities
                                                                                       (including repurchase agreements)
                                                                                       and, for temporary or extraordinary
                                                                                       purposes, may borrow from banks up to
                                                                                       33 1/3% of the value of its total
                                                                                       assets including drawing on a line of
                                                                                       credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

Because the Class C Shares of the Growth Advantage Fund had not commenced operations as of the date of this prospectus, no financial highlights for Class C Shares of the Growth Advantage Fund are shown.

CLASS A


                                                               PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------------------------------------------------------------------
                                                      INVESTMENT OPERATIONS:                       DISTRIBUTIONS:
                                           ------------------------------------------   -------------------------------------
                                                            NET REALIZED
                                NET ASSET         NET     AND UNREALIZED
                                   VALUE,  INVESTMENT              GAINS   TOTAL FROM          NET        NET
                                BEGINNING      INCOME        (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                OF PERIOD      (LOSS)        INVESTMENTS   OPERATIONS       INCOME      GAINS   DISTRIBUTIONS
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005    $   38.51       (0.23)(c)           3.95         3.72           --      (3.10)          (3.10)
Year Ended December 31, 2004    $   37.47       (0.24)(c)           6.49         6.25           --      (5.21)          (5.21)
Year Ended December 31, 2003    $   28.60       (0.34)(c)          10.61        10.27           --      (1.40)          (1.40)
Year Ended December 31, 2002    $   40.10       (0.38)(c)         (10.86)      (11.24)          --      (0.26)          (0.26)
November 1, 2001 Through
December 31, 2001(b)            $   35.37       (0.03)              4.76         4.73           --         --              --
Year Ended October 31, 2001     $   47.91       (0.19)(c)          (6.87)       (7.06)          --      (5.48)          (5.48)

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005    $   18.46       (0.21)(c)           1.20         0.99           --      (1.33)          (1.33)
Year Ended December 31, 2004    $   16.81       (0.19)(c)           1.84         1.65           --         --              --
Year Ended December 31, 2003    $   12.14       (0.16)(c)           4.83         4.67           --         --              --
Year Ended December 31, 2002    $   15.72       (0.18)             (3.40)       (3.58)          --         --              --
November 1, 2001 Through
December 31, 2001(b)            $   14.21       (0.03)              1.54         1.51           --         --              --
Year Ended October 31, 2001     $   24.54       (0.24)             (6.71)       (6.95)          --      (3.38)          (3.38)

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005    $    5.74       (0.05)(c)           0.66         0.61           --         --              --
Year Ended December 31, 2004    $    4.91       (0.03)(c)           0.86         0.83           --         --              --
Year Ended December 31, 2003    $    3.57       (0.04)(c)           1.38         1.34           --         --              --
Year Ended December 31, 2002    $    5.06       (0.05)(c)          (1.44)       (1.49)          --         --              --
October 1, 2001 Through
December 31, 2001(e)            $    4.27       (0.01)              0.80         0.79           --         --              --
Year Ended September 30, 2001   $   12.51       (0.02)(c)          (8.06)       (8.08)          --      (0.16)          (0.16)


(a) Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Calculated based upon average shares outstanding.
(d)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.
(e)  The Fund changed its fiscal year end from 9/30 to 12/31.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                                           TOTAL
                                 NET ASSET                RETURN
                                VALUE, END             (EXCLUDES
                                 OF PERIOD         SALES CHARGE) (g)(h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005    $    39.13                  9.77%
Year Ended December 31, 2004    $    38.51                 16.90%
Year Ended December 31, 2003    $    37.47                 36.10%
Year Ended December 31, 2002    $    28.60                (28.04)%
November 1, 2001 Through
December 31, 2001(b)            $    40.10                 13.37%
Year Ended October 31, 2001     $    35.37                (15.86)%

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005    $    18.12                  5.29%
Year Ended December 31, 2004    $    18.46                  9.82%
Year Ended December 31, 2003    $    16.81                 38.47%
Year Ended December 31, 2002    $    12.14                (22.77)%
November 1, 2001 Through
December 31, 2001(b)            $    15.72                 10.63%
Year Ended October 31, 2001     $    14.21                (30.60)%

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005    $     6.35                 10.63%
Year Ended December 31, 2004    $     5.74                 16.90%
Year Ended December 31, 2003    $     4.91                 37.53%
Year Ended December 31, 2002    $     3.57                (29.45)%
October 1, 2001 Through
December 31, 2001(e)            $     5.06                 18.50%
Year Ended September 30, 2001   $     4.27                (65.10)%

                                                      RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: (f)
                                              --------------------------------------------
                                NET ASSETS,                     NET               EXPENSES
                                     END OF              INVESTMENT       WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS    TURNOVER
                                (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS        RATE (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005    $   458,716       1.17%      (0.60)%                  1.17%        119%
Year Ended December 31, 2004    $   441,000       1.35%      (0.61)%                  1.37%        122%
Year Ended December 31, 2003    $   412,000       1.35%      (1.05)%                  1.46%         68%
Year Ended December 31, 2002    $   330,000       1.35%      (1.13)%                  1.38%         93%
November 1, 2001 Through
December 31, 2001(b)            $   495,000       1.35%      (0.40)%                  1.35%          2%
Year Ended October 31, 2001     $   426,000       1.35%      (0.47)%                  1.37%         43%

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005    $    75,940       1.50%      (1.16)%                  1.67%        143%
Year Ended December 31, 2004    $    86,000       1.50%      (1.14)%                  1.73%        112%
Year Ended December 31, 2003    $    89,000       1.50%      (1.19)%                  1.86%         55%
Year Ended December 31, 2002    $    82,000       1.50%      (1.20)%                  1.82%         52%
November 1, 2001 Through
December 31, 2001(b)            $   125,000       1.50%      (1.21)%                  1.63%          8%
Year Ended October 31, 2001     $   120,000       1.50%      (1.13)%                  1.64%         57%

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005    $    54,737       1.35%      (0.81)%                  1.75%        140%
Year Ended December 31, 2004    $    54,000       1.35%      (0.61)%                  1.79%        118%
Year Ended December 31, 2003    $    58,000       1.35%      (1.05)%                  1.77%         69%
Year Ended December 31, 2002    $    53,000       1.35%      (1.15)%                  1.62%         39%
October 1, 2001 Through
December 31, 2001(e)            $   101,000       1.35%      (0.84)%                  1.35%        135%
Year Ended September 30, 2001   $    94,000       1.30%      (0.54)%                  1.30%        159%


(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                               PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------------------------------------------------------------------
                                                     INVESTMENT OPERATIONS:                        DISTRIBUTIONS:
                                           ------------------------------------------   -------------------------------------
                                                            NET REALIZED
                                NET ASSET         NET     AND UNREALIZED
                                   VALUE,  INVESTMENT              GAINS   TOTAL FROM          NET        NET
                                BEGINNING      INCOME        (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                OF PERIOD      (LOSS)        INVESTMENTS   OPERATIONS       INCOME      GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended December 31, 2005    $   22.05        0.12(d)            1.84         1.96        (0.12)     (0.61)          (0.73)
Year Ended December 31, 2004    $   18.62        0.07(d)            3.71         3.78        (0.04)     (0.31)          (0.35)
Year Ended December 31, 2003    $   14.44        0.09(d)            4.25         4.34        (0.05)     (0.11)          (0.16)
Year Ended December 31, 2002    $   14.10        0.07(d)            0.31         0.38        (0.03)     (0.01)          (0.04)
October 1, 2001 Through
December 31, 2001(a)            $   13.43        0.02(d)            1.48         1.50        (0.08)     (0.75)          (0.83)
April 30, 2001(c) Through
September 30, 2001              $   14.24        0.04(d)           (0.85)       (0.81)          --         --              --

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $   26.44       (0.08)(d)           3.36         3.28           --      (3.42)          (3.42)
Year Ended December 31, 2004    $   24.11       (0.17)(d)           6.33         6.16           --      (3.83)          (3.83)
Year Ended December 31, 2003    $   17.68       (0.15)(d)           6.58         6.43           --         --              --
Year Ended December 31, 2002    $   21.53       (0.15)(d)          (3.57)       (3.72)          --      (0.13)          (0.13)
November 1, 2001 Through
December 31, 2001(b)            $   19.64       (0.03)(d)           1.92         1.89           --         --              --
Year Ended October 31, 2001     $   27.89       (0.10)             (4.26)       (4.36)          --      (3.89)          (3.89)

VALUE ADVANTAGE FUND
March 1, 2005(c) Through
December 31, 2005               $   15.00        0.13(d)            0.99         1.12        (0.06)     (0.18)          (0.24)


(a)  The Fund changed its fiscal year end from 9/30 to 12/31.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Commencement of offering of class of shares.
(d)  Calculated based upon average shares outstanding.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                                           TOTAL
                                 NET ASSET                RETURN
                                VALUE, END             (EXCLUDES
                                 OF PERIOD         SALES CHARGE) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005    $    23.28                  8.87%
Year Ended December 31, 2004    $    22.05                 20.32%
Year Ended December 31, 2003    $    18.62                 30.07%
Year Ended December 31, 2002    $    14.44                  2.68%
October 1, 2001 Through
December 31, 2001(a)            $    14.10                 11.20%
April 30, 2001(c) Through
September 30, 2001              $    13.43                 (5.69)%

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $    26.30                 12.39%
Year Ended December 31, 2004    $    26.44                 26.13%
Year Ended December 31, 2003    $    24.11                 36.37%
Year Ended December 31, 2002    $    17.68                (17.30)%
November 1, 2001 Through
December 31, 2001(b)            $    21.53                  9.62%
Year Ended October 31, 2001     $    19.64                (16.62)%

VALUE ADVANTAGE FUND
March 1, 2005(c) Through
December 31, 2005               $    15.88                  7.46%

                                                      RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: (e)
                                              --------------------------------------------
                                NET ASSETS,                     NET               EXPENSES
                                     END OF              INVESTMENT       WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS      TURNOVER
                                (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS          RATE (f)
MID CAP VALUE FUND
Year Ended December 31, 2005    $ 2,822,767       1.25%        0.54%                  1.39%           45%
Year Ended December 31, 2004    $ 1,333,000       1.25%        0.34%                  1.60%           41%
Year Ended December 31, 2003    $   275,000       1.25%        0.51%                  1.65%           32%
Year Ended December 31, 2002    $    26,000       1.25%        0.50%                  1.70%           51%
October 1, 2001 Through
December 31, 2001(a)            $     5,000       1.25%        0.47%                  3.72%(g)        15%
April 30, 2001(c) Through
September 30, 2001              $     2,000       1.30%        0.71%                 15.30%(g)        98%

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $   209,321       1.35%       (0.28)%                 1.41%           70%
Year Ended December 31, 2004    $   129,000       1.38%       (0.66)%                 1.62%           44%
Year Ended December 31, 2003    $    88,000       1.38%       (0.75)%                 1.65%           38%
Year Ended December 31, 2002    $    77,000       1.38%       (0.74)%                 1.40%           51%
November 1, 2001 Through
December 31, 2001(b)            $    71,000       1.38%       (0.81)%                 1.38%            6%
Year Ended October 31, 2001     $    67,000       1.39%       (0.80)%                 1.40%           47%

VALUE ADVANTAGE FUND
March 1, 2005(c) Through
December 31, 2005               $    45,163       1.25%        1.02%                  1.82%           90%


(e)  Annualized for periods less than one year.
(f)  Not annualized for periods less than one year.
(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                 PER SHARE OPERATING PERFORMANCE:
                                --------------------------------------------------------------------------------------------------
                                                   INVESTMENT OPERATIONS:                         DISTRIBUTIONS:
                                          --------------------------------------  ------------------------------------------------
                                                        NET REALIZED
                                NET ASSET        NET  AND UNREALIZED
                                   VALUE, INVESTMENT           GAINS  TOTAL FROM         NET       NET
                                BEGINNING     INCOME     (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED  RETURN OF            TOTAL
                                OF PERIOD     (LOSS)     INVESTMENTS  OPERATIONS      INCOME     GAINS    CAPITAL    DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005    $   14.78     0.13(d)           0.36        0.49       (0.13)       --         --            (0.13)
Year Ended December 31, 2004    $   13.50     0.13              1.30        1.43       (0.15)       --         --            (0.15)
Year Ended December 31, 2003    $   10.54     0.05              2.99        3.04       (0.08)       --         --(k)         (0.08)
Year Ended December 31, 2002    $   14.17     0.07(d)          (3.62)      (3.55)      (0.08)       --         --            (0.08)
September 28, 2001(a) to
December 31, 2001               $   12.85     0.01(d)           1.39        1.40       (0.08)       --         --            (0.08)

DIVERSIFIED FUND
Year Ended December 31, 2005    $   13.73     0.23(d)           0.32        0.55       (0.24)       --         --            (0.24)
Year Ended December 31, 2004    $   12.79     0.17(d)           0.96        1.13       (0.19)       --         --            (0.19)
March 24, 2003(a) Through
December 31, 2003               $   10.77     0.09(d)           2.06        2.15       (0.13)       --         --            (0.13)

GROWTH AND INCOME FUND
Year Ended December 31, 2005    $   33.00     0.23(d)           0.99        1.22       (0.24)    (0.43)        --            (0.67)
Year Ended December 31, 2004    $   29.18     0.25(d)           3.81        4.06       (0.24)       --         --            (0.24)
Year Ended December 31, 2003    $   23.31     0.21(d)           5.88        6.09       (0.22)       --         --            (0.22)
Year Ended December 31, 2002    $   28.83     0.21(d)          (5.31)      (5.10)      (0.21)    (0.21)        --            (0.42)
November 1, 2001 Through
December 31, 2001(b)            $   26.95     0.03              1.88        1.91       (0.03)       --         --            (0.03)
Year Ended 10/31/01             $   40.71     0.19             (8.04)      (7.85)      (0.21)    (5.70)        --            (5.91)

U.S. EQUITY FUND(g)
Year Ended December 31, 2005    $   10.99     0.07(d)           0.16        0.23       (0.07)    (0.16)        --            (0.23)
Year Ended December 31, 2004    $   10.01     0.08(d)           0.97        1.05       (0.07)       --         --            (0.07)
Year Ended December 31, 2003    $    7.61     0.04(d)           2.41        2.45       (0.05)       --         --            (0.05)
Year Ended December 31, 2002    $   10.45     0.03             (2.84)      (2.81)      (0.03)       --         --            (0.03)
June 1, 2001 through
December 31, 2001(c)            $   11.16     0.02(d)          (0.69)      (0.67)      (0.02)    (0.02)        --            (0.04)
September 15, 2000(a) through
May 31, 2001                    $   12.86     0.03             (1.72)      (1.69)      (0.01)       --         --            (0.01)


(a)  Commencement of offering of class of shares.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  The Fund changed its fiscal year end from 5/31 to 12/31.
(d)  Calculated based upon average shares outstanding.
(e)  Not annualized for periods less than one year.
(f)  Annualized for periods less than one year.
(g) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                 NET ASSET                 TOTAL
                                    VALUE,                RETURN
                                    END OF             (EXCLUDES
                                    PERIOD          SALES CHARGE) (e)(l)
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005    $    15.14                  3.33%
Year Ended December 31, 2004    $    14.78                 10.64%
Year Ended December 31, 2003    $    13.50                 28.96%
Year Ended December 31, 2002    $    10.54                (25.07%)
September 28, 2001(a) to
December 31, 2001               $    14.17                 10.93%

DIVERSIFIED FUND
Year Ended December 31, 2005    $    14.04                  4.04%
Year Ended December 31, 2004    $    13.73                  8.94%
March 24, 2003(a) Through
December 31, 2003               $    12.79                 20.00%

GROWTH AND INCOME FUND
Year Ended December 31, 2005    $    33.55                  3.72%
Year Ended December 31, 2004    $    33.00                 13.98%
Year Ended December 31, 2003    $    29.18                 26.27%
Year Ended December 31, 2002    $    23.31                (17.81%)
November 1, 2001 Through
December 31, 2001(b)            $    28.83                  7.09%
Year Ended 10/31/01             $    26.95                (21.50%)

U.S. EQUITY FUND(g)
Year Ended December 31, 2005    $    10.99                  2.11%
Year Ended December 31, 2004    $    10.99                 10.50%
Year Ended December 31, 2003    $    10.01                 32.32%
Year Ended December 31, 2002    $     7.61                (26.89%)
June 1, 2001 through
December 31, 2001(c)            $    10.45                 (5.96%)
September 15, 2000(a) through
May 31, 2001                    $    11.16                (13.10%)

                                                      RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: (f)
                                              --------------------------------------------
                                NET ASSETS,                     NET               EXPENSES
                                     END OF              INVESTMENT       WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS      TURNOVER
                                (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS          RATE (e)
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005    $       957       0.87%        0.87%                  1.04%           44%
Year Ended December 31, 2004    $     1,847       0.95%        1.01%                  1.67%           49%
Year Ended December 31, 2003    $     2,000       0.95%        0.74%                  2.31%           77%
Year Ended December 31, 2002    $     2,000       0.95%        0.60%                  2.23%           74%
September 28, 2001(a) to
December 31, 2001               $     2,000       0.95%        0.42%                 11.02%(h)        33%

DIVERSIFIED FUND
Year Ended December 31, 2005    $   149,015       1.14%        1.65%                  1.30%          214%
Year Ended December 31, 2004    $    42,711       1.25%        1.32%                  1.63%          242%
March 24, 2003(a) Through
December 31, 2003               $    46,000       1.25%        1.04%                  1.70%          210%

GROWTH AND INCOME FUND
Year Ended December 31, 2005    $   543,010       1.24%        0.68%                  1.24%           41%(i)
Year Ended December 31, 2004    $   601,100       1.30%        0.84%                  1.41%           44%(i)
Year Ended December 31, 2003    $   610,000       1.30%        0.83%                  1.45%           37%(i)
Year Ended December 31, 2002    $   615,000       1.30%        0.81%                  1.44%           70%(i)
November 1, 2001 Through
December 31, 2001(b)            $   876,000       1.30%        0.62%                  1.30%            0%(i)
Year Ended 10/31/01             $   833,000       1.30%        0.59%                  1.32%           12%(i)

U.S. EQUITY FUND(g)
Year Ended December 31, 2005    $   151,595       1.04%        0.69%                  1.07%           83%
Year Ended December 31, 2004    $    52,893       1.05%        0.80%                  1.46%           82%
Year Ended December 31, 2003    $    50,000       1.05%        0.50%                  1.54%          101%
Year Ended December 31, 2002    $    29,000       1.05%        0.30%                  1.44%           83%
June 1, 2001 through
December 31, 2001(c)            $    54,000       1.05%        0.30%                  1.44%           48%(j)
September 15, 2000(a) through
May 31, 2001                    $     3,000       1.05%        0.22%                  7.05%(h)        81%(j)


(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i) Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.
(j) Prior to September 10, 2001, the U.S. Equity Fund Invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.
(k)  Amount less than $0.01.
(l) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                              PER SHARE OPERATING PERFORMANCE:
                               -------------------------------------------------------------------------------------------
                                           INCOME FROM INVESTMENT OPERATIONS:              LESS DISTRIBUTIONS:
                                          ------------------------------------  ------------------------------------------
                                                         NET GAINS
                                                      OR LOSSES ON
                               NET ASSET         NET    SECURITIES               DIVIDENDS
                                  VALUE,  INVESTMENT         (BOTH  TOTAL FROM    FROM NET   DISTRIBUTIONS
                               BEGINNING      INCOME  REALIZED AND  INVESTMENT  INVESTMENT    FROM CAPITAL           TOTAL
                               OF PERIOD      (LOSS)   UNREALIZED)  OPERATIONS      INCOME           GAINS   DISTRIBUTIONS
VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005   $   17.00         .18           .45         .63        (.17)           (.31)           (.48)
Year Ended December 31, 2004   $   16.62         .15          2.70        2.85        (.15)          (2.32)          (2.47)
Year Ended December 31, 2003   $   15.48         .10          4.86        4.96        (.10)          (3.72)          (3.82)
Year Ended December 31, 2002   $   20.86         .06         (2.63)      (2.57)       (.06)          (2.75)          (2.81)
Year Ended December 31, 2001*  $   28.05         .02         (4.28)      (4.26)       (.02)          (2.91)          (2.93)


(1)  Total return figures do not include the effect of any front-end sales load.
 *   Audit performed by predessor audit Firm.
N/A - Not applicable

                               PER SHARE OPERATING PERFORMANCE:
                               --------------------------------
                                NET ASSET
                               VALUE, END                 TOTAL
                                OF PERIOD                RETURN (1)
VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005   $    17.15                  3.66%
Year Ended December 31, 2004   $    17.00                 17.14%
Year Ended December 31, 2003   $    16.62                 32.63%
Year Ended December 31, 2002   $    15.48                (12.54%)
Year Ended December 31, 2001*  $    20.86                (15.31%)

                                                     RATIOS/SUPPLEMENTAL DATA:
                               -----------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS:
                                            ----------------------------------------------
                               NET ASSETS,                      NET               EXPENSES
                                    END OF               INVESTMENT       WITHOUT WAIVERS,   PORTFOLIO
                                    PERIOD       NET         INCOME         REIMBURSEMENTS    TURNOVER
                               (THOUSANDS)  EXPENSES         (LOSS)   AND EARNINGS CREDITS        RATE
VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005   $    74,797      1.07%          1.22%                  1.17%         70%
Year Ended December 31, 2004   $    43,255      1.44%           .88%                  1.62%         41%
Year Ended December 31, 2003   $    39,014      1.41%           .64%                  1.65%         61%
Year Ended December 31, 2002   $    31,796      1.46%           .42%                   N/A          51%
Year Ended December 31, 2001*  $    51,253      1.39%           .09%                   N/A          14%

CLASS B


                                                               PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------------------------------------------------------------------
                                                      INVESTMENT OPERATIONS:                       DISTRIBUTIONS:
                                           ------------------------------------------   -------------------------------------
                                                            NET REALIZED
                                NET ASSET         NET     AND UNREALIZED
                                   VALUE,  INVESTMENT              GAINS   TOTAL FROM          NET        NET
                                BEGINNING      INCOME        (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                OF PERIOD      (LOSS)        INVESTMENTS   OPERATIONS       INCOME      GAINS   DISTRIBUTIONS
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005    $   35.73       (0.40)(c)           3.66         3.26           --      (3.10)          (3.10)
Year Ended December 31, 2004    $   35.27       (0.40)(c)           6.07         5.67           --      (5.21)          (5.21)
Year Ended December 31, 2003    $   27.13       (0.48)(c)          10.02         9.54           --      (1.40)          (1.40)
Year Ended December 31, 2002    $   38.24       (0.65)(c)         (10.20)      (10.85)          --      (0.26)          (0.26)
November 1, 2001 Through
December 31, 2001(b)            $   33.75       (0.06)              4.55         4.49           --         --              --
Year Ended October 31, 2001     $   46.20       (0.38)(c)          (6.59)       (6.97)          --      (5.48)          (5.48)

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005    $   17.47       (0.29)(c)           1.12         0.83           --      (1.33)          (1.33)
Year Ended December 31, 2004    $   16.01       (0.28)(c)           1.74         1.46           --         --              --
Year Ended December 31, 2003    $   11.63       (0.24)(c)           4.62         4.38           --         --              --
Year Ended December 31, 2002    $   15.16       (0.27)             (3.26)       (3.53)          --         --              --
November 1, 2001 Through
December 31, 2001(b)            $   13.72       (0.04)              1.48         1.44           --         --              --
Year Ended October 31, 2001     $   23.96       (0.23)             (6.63)       (6.86)          --      (3.38)          (3.38)

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005    $    5.54       (0.09)              0.63         0.54           --         --              --
Year Ended December 31, 2004    $    4.77       (0.07)(c)           0.84         0.77           --         --              --
Year Ended December 31, 2003    $    3.49       (0.07)(c)           1.35         1.28           --         --              --
Year Ended December 31, 2002    $    4.99       (0.08)(c)          (1.42)       (1.50)          --         --              --
October 1, 2001 Through
December 31, 2001(e)            $    4.22       (0.02)              0.79         0.77           --         --              --
Year Ended September 30, 2001   $   12.43       (0.07)(c)          (7.98)       (8.05)          --      (0.16)          (0.16)


(a) Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Calculated based upon average shares outstanding.
(d)  Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.
(e)  The Fund changed its fiscal year end from 9/30 to 12/31.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                                           TOTAL
                                 NET ASSET                RETURN
                                VALUE, END             (EXCLUDES
                                 OF PERIOD          SALES CHARGE) (g)(h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005      $  35.89                  9.23%
Year Ended December 31, 2004      $  35.73                 16.31%
Year Ended December 31, 2003      $  35.27                 35.37%
Year Ended December 31, 2002      $  27.13                (28.39)%
November 1, 2001 Through
December 31, 2001(b)              $  38.24                 13.30%
Year Ended October 31, 2001       $  33.75                (16.30)%

DYNAMIC SMALLCAP FUND
Year Ended December 31, 2005      $  16.97                  4.66%
Year Ended December 31, 2004      $  17.47                  9.12%
Year Ended December 31, 2003      $  16.01                 37.66%
Year Ended December 31, 2002      $  11.63                (23.28)%
November 1, 2001 Through
December 31, 2001(b)              $  15.16                 10.50%
Year Ended October 31, 2001       $  13.72                (31.02)%

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005      $   6.08                  9.75%
Year Ended December 31, 2004      $   5.54                 16.14%
Year Ended December 31, 2003      $   4.77                 36.68%
Year Ended December 31, 2002      $   3.49                (30.06)%
October 1, 2001 Through
December 31, 2001(e)              $   4.99                 18.25%
Year Ended September 30, 2001     $   4.22                (65.30)%

                                                      RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: (f)
                                              --------------------------------------------
                                NET ASSETS,                     NET               EXPENSES
                                     END OF              INVESTMENT       WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS    TURNOVER
                                (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS        RATE (g)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005    $    34,126       1.67%       (1.11)%                 1.67%        119%
Year Ended December 31, 2004    $    51,000       1.85%       (1.10)%                 1.88%        122%
Year Ended December 31, 2003    $    61,000       1.85%       (1.55)%                 1.96%         68%
Year Ended December 31, 2002    $    59,000       1.85%       (1.64)%                 1.89%         93%
November 1, 2001 Through
December 31, 2001(b)            $   170,000       1.85%       (0.93)%                 1.85%          2%
Year Ended October 31, 2001     $   164,000       1.85%       (0.97)%                 1.87%         43%

DYNAMIC SMALLCAP FUND
Year Ended December 31, 2005    $    41,440       2.06%       (1.72)%                 2.15%        143%
Year Ended December 31, 2004    $    62,000       2.12%       (1.76)%                 2.23%        112%
Year Ended December 31, 2003    $    63,000       2.12%       (1.81)%                 2.35%         55%
Year Ended December 31, 2002    $    48,000       2.12%       (1.82)%                 2.32%         52%
November 1, 2001 Through
December 31, 2001(b)            $    72,000       2.12%       (1.83)%                 2.12%          8%
Year Ended October 31, 2001     $    67,000       2.13%       (1.75)%                 2.14%         57%

GROWTH ADVANTAGE FUND(d)
Year Ended December 31, 2005    $     1,359       2.05%       (1.51)%                 2.24%        140%
Year Ended December 31, 2004    $     3,000       2.05%       (1.31)%                 2.29%        118%
Year Ended December 31, 2003    $     3,000       2.05%       (1.75)%                 2.33%         69%
Year Ended December 31, 2002    $     3,000       2.05%       (1.85)%                 2.32%         39%
October 1, 2001 Through
December 31, 2001(e)            $     5,000       2.05%       (1.53)%                 2.05%        135%
Year Ended September 30, 2001   $     6,000       2.00%       (1.22)%                 2.00%        159%


(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                PER SHARE OPERATING PERFORMANCE:
                                -----------------------------------------------------------------------------------------------
                                                      INVESTMENT OPERATIONS:                         DISTRIBUTIONS:
                                           --------------------------------------------   -------------------------------------
                                                              NET REALIZED
                                NET ASSET         NET       AND UNREALIZED
                                   VALUE,  INVESTMENT                GAINS   TOTAL FROM          NET        NET
                                BEGINNING      INCOME          (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                OF PERIOD      (LOSS)          INVESTMENTS   OPERATIONS       INCOME      GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended December 31, 2005    $   21.66         (--)(d)(e)         1.81          1.81           --      (0.61)          (0.61)
Year Ended December 31, 2004    $   18.37       (0.06)(d)            3.66          3.60           --      (0.31)          (0.31)
Year Ended December 31, 2003    $   14.32       (0.03)(d)            4.19          4.16           --      (0.11)          (0.11)
Year Ended December 31, 2002    $   14.06       (0.04)(d)            0.31          0.27           --      (0.01)          (0.01)
October 1, 2001 Through
December 31, 2001(a)            $   13.40       (0.01)(d)            1.47          1.46        (0.05)     (0.75)          (0.80)
April 30, 2001(c) Through
September 30, 2001              $   14.24          --(d)            (0.84)        (0.84)          --         --              --

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $   24.01       (0.20)(d)            3.05          2.85           --      (3.42)          (3.42)
Year Ended December 31, 2004    $   22.34       (0.34)(d)            5.84          5.50           --      (3.83)          (3.83)
Year Ended December 31, 2003    $   16.50       (0.27)(d)            6.11          5.84           --         --              --
Year Ended December 31, 2002    $   20.26       (0.29)(d)           (3.34)        (3.63)          --      (0.13)          (0.13)
November 1, 2001 Through
December 31, 2001(b)            $   18.50       (0.05)(d)            1.81          1.76           --         --              --
Year Ended October 31, 2001     $   26.73       (0.09)              (4.25)        (4.34)          --      (3.89)          (3.89)


(a)  The Fund changed its fiscal year end from 9/30 to 12/31.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Commencement of offering of class of shares.
(d)  Calculated based upon average shares outstanding.
(e)  Amount rounds to less than $0.01.

                                PER SHARE OPERATING PERFORMANCE:
                                --------------------------------
                                                           TOTAL
                                 NET ASSET                RETURN
                                VALUE, END             (EXCLUDES
                                 OF PERIOD          SALES CHARGE) (g)(i)
MID CAP VALUE FUND
Year Ended December 31, 2005    $    22.86                  8.36%
Year Ended December 31, 2004    $    21.66                 19.60%
Year Ended December 31, 2003    $    18.37                 29.06%
Year Ended December 31, 2002    $    14.32                  1.94%
October 1, 2001 Through
December 31, 2001(a)            $    14.06                 10.94%
April 30, 2001(c) Through
September 30, 2001              $    13.40                 (5.90)%

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $    23.44                 11.85%
Year Ended December 31, 2004    $    24.01                 25.22%
Year Ended December 31, 2003    $    22.34                 35.39%
Year Ended December 31, 2002    $    16.50                (17.94)%
November 1, 2001 Through
December 31, 2001(b)            $    20.26                  9.51%
Year Ended October 31, 2001     $    18.50                (17.37)%

                                                      RATIOS/SUPPLEMENTAL DATA:
                                ----------------------------------------------------------------------
                                                     RATIOS TO AVERAGE NET ASSETS: (f)
                                              --------------------------------------------
                                NET ASSETS,                     NET               EXPENSES
                                     END OF              INVESTMENT       WITHOUT WAIVERS,     PORTFOLIO
                                     PERIOD        NET       INCOME         REIMBURSEMENTS      TURNOVER
                                (THOUSANDS)   EXPENSES       (LOSS)   AND EARNINGS CREDITS          RATE (g)
MID CAP VALUE FUND
Year Ended December 31, 2005    $   233,396       1.77%       (0.01)%                 1.89%            45%
Year Ended December 31, 2004    $   173,000       1.90%       (0.32)%                 2.10%            41%
Year Ended December 31, 2003    $    68,000       1.95%       (0.21)%                 2.19%            32%
Year Ended December 31, 2002    $    14,000       2.00%       (0.27)%                 2.49%            51%
October 1, 2001 Through
December 31, 2001(a)            $     3,000       1.99%       (0.27)%                 4.47%(h)         15%
April 30, 2001(c) Through
September 30, 2001              $     1,000       2.03%        0.01%                 16.00%(h)         98%

SMALL CAP EQUITY FUND
Year Ended December 31, 2005    $    17,106       1.87%       (0.83)%                 1.91%            70%
Year Ended December 31, 2004    $    17,000       2.12%       (1.43)%                 2.12%            44%
Year Ended December 31, 2003    $    22,000       2.12%       (1.49)%                 2.21%            38%
Year Ended December 31, 2002    $    23,000       2.12%       (1.50)%                 2.16%            51%
November 1, 2001 Through
December 31, 2001(b)            $    42,000       2.12%       (1.55)%                 2.12%             6%
Year Ended October 31, 2001     $    39,000       2.13%       (1.54)%                 2.14%            47%


(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                              PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------------------------------------------------------------------
                                                     INVESTMENT OPERATIONS:                       DISTRIBUTIONS:
                                          -------------------------------------------- -------------------------------------
                                                             NET REALIZED
                                NET ASSET        NET       AND UNREALIZED
                                   VALUE, INVESTMENT                GAINS  TOTAL FROM         NET         NET
                                BEGINNING     INCOME          (LOSSES) ON  INVESTMENT  INVESTMENT    REALIZED          TOTAL
                                OF PERIOD     (LOSS)          INVESTMENTS  OPERATIONS      INCOME       GAINS  DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended December 31, 2005   $    13.72       0.16(d)              0.32        0.48       (0.17)         --          (0.17)
Year Ended December 31, 2004   $    12.79       0.08(d)              0.96        1.04       (0.11)         --          (0.11)
March 24, 2003(a) Through
December 31, 2003              $    10.77       0.03(d)              2.06        2.09       (0.07)         --          (0.07)

GROWTH AND INCOME FUND
Year Ended December 31, 2005   $    32.41       0.05(d)              0.99        1.04       (0.07)      (0.43)         (0.50)
Year Ended December 31, 2004   $    28.67       0.10(d)              3.73        3.83       (0.09)         --          (0.09)
Year Ended December 31, 2003   $    22.91       0.08(d)              5.78        5.86       (0.10)         --          (0.10)
Year Ended December 31, 2002   $    28.32       0.08(d)             (5.21)      (5.13)      (0.07)      (0.21)         (0.28)
November 1, 2001 Through
December 31, 2001(b)           $    26.48       0.01                 1.83        1.84          --          --             --
Year Ended October 31, 2001    $    40.09       0.02                (7.89)      (7.87)      (0.04)      (5.70)         (5.74)

U.S. EQUITY FUND
Year Ended December 31, 2005   $    10.90       0.02(d)              0.16        0.18       (0.02)      (0.16)         (0.18)
Year Ended December 31, 2004   $     9.95         --(d)(e)           0.97        0.97       (0.02)         --          (0.02)
Year Ended December 31, 2003   $     7.58      (0.02)(d)             2.39        2.37          --(e)       --             --(e)
Year Ended December 31, 2002   $    10.43      (0.04)               (2.81)      (2.85)         --          --             --
September 10, 2001(a) Through
December 31, 2001(c)           $     9.67      (0.01)(d)             0.79        0.78                   (0.02)         (0.02)

VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005   $    16.77       0.11(d)              0.40        0.51       (0.06)      (0.31)         (0.37)
Year Ended December 31, 2004   $    16.45       0.02(d)              2.64        2.66        (.02)      (2.32)         (2.34)
Year Ended December 31, 2003   $    15.40       (.01)(d)             4.78        4.77          --       (3.72)         (3.72)
Year Ended December 31, 2002   $    20.86       (.08)(d)            (2.63)      (2.71)         --       (2.75)         (2.75)


(a)  Commencement of offering of class of shares.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  The Fund changed its fiscal year end from 5/31 to 12/31.
(d)  Calculated based upon average shares outstanding.
(e)  Amount less than $0.01.

                                 PER SHARE OPERATING PERFORMANCE:
                                ---------------------------------
                                 NET ASSET                  TOTAL
                                    VALUE,                 RETURN
                                    END OF              (EXCLUDES
                                    PERIOD           SALES CHARGE) (g)(i)
DIVERSIFIED FUND
Year Ended December 31, 2005    $    14.03                   3.49%
Year Ended December 31, 2004    $    13.72                   8.16%
March 24, 2003(a) Through
December 31, 2003               $    12.79                  19.42%

GROWTH AND INCOME FUND
Year Ended December 31, 2005    $    32.95                   3.21%
Year Ended December 31, 2004    $    32.41                  13.38%
Year Ended December 31, 2003    $    28.67                  25.66%
Year Ended December 31, 2002    $    22.91                 (18.21%)
November 1, 2001 Through
December 31, 2001(b)            $    28.32                   6.95%
Year Ended October 31, 2001     $    26.48                 (21.90%)

U.S. EQUITY FUND
Year Ended December 31, 2005    $    10.90                   1.62%
Year Ended December 31, 2004    $    10.90                   9.74%
Year Ended December 31, 2003    $     9.95                  31.29%
Year Ended December 31, 2002    $     7.58                 (27.31%)
September 10, 2001(a) Through
December 31, 2001(c)            $    10.43                   8.07%

VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005    $    16.91                   3.03%
Year Ended December 31, 2004    $    16.77                  16.14%
Year Ended December 31, 2003    $    16.45                  31.56%
Year Ended December 31, 2002    $    15.40                 (13.21%)

                                                        RATIOS/SUPPLEMENTAL DATA:
                                ---------------------------------------------------------------------
                                                    RATIOS TO AVERAGE NET ASSETS: (f)
                                             --------------------------------------------
                                 NET ASSETS                     NET              EXPENSES
                                     END OF              INVESTMENT      WITHOUT WAIVERS,   PORTFOLIO
                                     PERIOD       NET        INCOME        REIMBURSEMENTS    TURNOVER
                                (THOUSANDS)  EXPENSES        (LOSS)  AND EARNINGS CREDITS        RATE (g)
DIVERSIFIED FUND
Year Ended December 31, 2005     $  128,985      1.65%         1.16%                 1.79%        214%
Year Ended December 31, 2004     $   13,641      1.93%         0.63%                 2.13%        242%
March 24, 2003(a) Through
December 31, 2003                $   14,000      1.93%         0.35%                 2.20%        210%

GROWTH AND INCOME FUND
Year Ended December 31, 2005     $   38,820      1.74%         0.16%                 1.74%         41%(h)
Year Ended December 31, 2004     $   63,113      1.80%         0.32%                 1.91%         44%(h)
Year Ended December 31, 2003     $   76,000      1.80%         0.32%                 2.00%         37%(h)
Year Ended December 31, 2002     $   85,000      1.80%         0.30%                 1.95%         70%(h)
November 1, 2001 Through
December 31, 2001(b)             $  180,000      1.80%         0.12%                 1.80%          0%(h)
Year Ended October 31, 2001      $  185,000      1.80%         0.10%                 1.82%         12%(h)

U.S. EQUITY FUND
Year Ended December 31, 2005     $   35,022      1.56%         0.16%                 1.58%         83%
Year Ended December 31, 2004     $   24,746      1.75%         0.03%                 1.97%         82%
Year Ended December 31, 2003     $   29,000      1.75%        (0.20%)                2.04%        101%
Year Ended December 31, 2002     $   11,000      1.75%        (0.40%)                1.93%         83%
September 10, 2001(a) Through
December 31, 2001(c)             $   19,000      1.75%        (0.40%)                1.85%         48%

VALUE OPPORTUNITIES FUND
Year Ended December 31, 2005     $    8,233      1.64%         0.66%                 1.73%         70%
Year Ended December 31, 2004     $      384      2.26%          .15%                 2.41%         41%
Year Ended December 31, 2003     $       98      2.14%         (.08%)                2.38%         61%
Year Ended December 31, 2002     $       14      2.45%         (.40%)                 N/A          51%


(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

CLASS C


                                                                   PER SHARE OPERATING PERFORMANCE:
                               --------------------------------------------------------------------------------------------------
                                                           INVESTMENT OPERATIONS:                     DISTRIBUTIONS
                                              -------------------------------------------   -------------------------------------
                                                                NET REALIZED
                                  NET ASSET          NET      AND UNREALIZED
                                     VALUE,   INVESTMENT               GAINS   TOTAL FROM          NET        NET
                                  BEGINNING       INCOME         (LOSSES) ON   INVESTMENT   INVESTMENT   REALIZED           TOTAL
                                  OF PERIOD       (LOSS)         INVESTMENTS   OPERATIONS       INCOME      GAINS   DISTRIBUTIONS
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005   $      35.20        (0.38)(c)            3.60         3.22           --      (3.10)          (3.10)
Year Ended December 31, 2004   $      34.81        (0.40)(c)            6.00         5.60           --      (5.21)          (5.21)
Year Ended December 31, 2003   $      26.83        (0.47)(c)            9.85         9.38           --      (1.40)          (1.40)
Year Ended December 31, 2002   $      37.82        (0.53)(c)          (10.20)      (10.73)          --      (0.26)          (0.26)
November 1, 2001 Through
December 31, 2001(b)           $      33.38        (0.05)               4.49         4.44           --         --              --
Year Ended October 31, 2001    $      45.76        (0.37)(c)           (6.53)       (6.90)          --      (5.48)          (5.48)

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005   $      17.44        (0.30)(c)            1.14         0.84           --      (1.33)          (1.33)
Year Ended December 31, 2004   $      15.98        (0.28)(c)            1.74         1.46           --         --              --
Year Ended December 31, 2003   $      11.61        (0.25)(c)            4.62         4.37           --         --              --
Year Ended December 31, 2002   $      15.13        (0.21)              (3.31)       (3.52)          --         --              --
November 1, 2001 Through
December 31, 2001(b)           $      13.70        (0.04)               1.47         1.43           --         --              --
Year Ended October 31, 2001    $      23.93        (0.23)              (6.62)       (6.85)          --      (3.38)          (3.38)


(a) Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Calculated based upon average shares outstanding.

                               PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------
                                                           TOTAL
                                NET ASSET                 RETURN
                               VALUE, END              (EXCLUDES
                                OF PERIOD          SALES CHARGE) (e)(f)
CAPITAL GROWTH FUND(a)

Year Ended December 31, 2005   $    35.32                   9.26%
Year Ended December 31, 2004   $    35.20                  16.32%
Year Ended December 31, 2003   $    34.81                  35.17%
Year Ended December 31, 2002   $    26.83                 (28.39)%
November 1, 2001 Through
December 31, 2001(b)           $    37.82                  13.30%
Year Ended October 31, 2001    $    33.38                 (16.30)%

DYNAMIC SMALL CAP FUND

Year Ended December 31, 2005   $    16.95                   4.73%
Year Ended December 31, 2004   $    17.44                   9.14%
Year Ended December 31, 2003   $    15.98                  37.64%
Year Ended December 31, 2002   $    11.61                 (23.26)%
November 1, 2001 Through
December 31, 2001(b)           $    15.13                  10.44%
Year Ended October 31, 2001    $    13.70                 (31.02)%

                                                  PER SHARE OPERATING PERFORMANCE:
                               ------------------------------------------------------------------------
                                                     RATIOS/SUPPLEMENTAL DATA:
                               ------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: (d)
                                             ---------------------------------------------
                               NET ASSETS,                     NET                EXPENSES
                                    END OF              INVESTMENT        WITHOUT WAIVERS,    PORTFOLIO
                                    PERIOD        NET       INCOME          REIMBURSEMENTS     TURNOVER
                               (THOUSANDS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS         RATE (e)
CAPITAL GROWTH FUND(a)

Year Ended December 31, 2005   $    17,120       1.65%       (1.07)%                  1.66%         119%
Year Ended December 31, 2004   $     7,000       1.85%       (1.09)%                  1.87%         122%
Year Ended December 31, 2003   $     4,000       1.85%       (1.55)%                  1.96%          68%
Year Ended December 31, 2002   $     3,000       1.85%       (1.63)%                  1.88%          93%
November 1, 2001 Through
December 31, 2001(b)           $     5,000       1.85%       (0.91)%                  1.85%           2%
Year Ended October 31, 2001    $     4,000       1.85%       (0.97)%                  1.87%          43%

DYNAMIC SMALL CAP FUND

Year Ended December 31, 2005   $    43,211       2.06%       (1.72)%                  2.18%         143%
Year Ended December 31, 2004   $    34,000       2.12%       (1.76)%                  2.23%         112%
Year Ended December 31, 2003   $    23,000       2.12%       (1.82)%                  2.35%          55%
Year Ended December 31, 2002   $    10,000       2.12%       (1.82)%                  2.32%          52%
November 1, 2001 Through
December 31, 2001(b)           $    11,000       2.12%       (1.83)%                  2.12%           8%
Year Ended October 31, 2001    $    10,000       2.13%       (1.76)%                  2.14%          57%


(d)  Annualized for periods less than one year.
(e)  Not annualized for periods less than one year.
(f) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                  PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                     DISTRIBUTIONS
                                             --------------------------------------------  -------------------------------------
                                                                NET REALIZED
                                 NET ASSET          NET       AND UNREALIZED
                                    VALUE,   INVESTMENT                GAINS   TOTAL FROM         NET         NET
                                 BEGINNING       INCOME          (LOSSES) ON   INVESTMENT  INVESTMENT    REALIZED           TOTAL
                                 OF PERIOD       (LOSS)          INVESTMENTS   OPERATIONS      INCOME       GAINS   DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended December 31, 2005  $      21.70           --(c)(d)           1.81         1.81          --(d)    (0.61)          (0.61)
Year Ended December 31, 2004  $      18.41        (0.06)(c)             3.66         3.60          --       (0.31)          (0.31)
Year Ended December 31, 2003  $      14.35        (0.03)(c)             4.20         4.17          --(d)    (0.11)          (0.11)
Year Ended December 31, 2002  $      14.09        (0.04)(c)             0.31         0.27          --       (0.01)          (0.01)
October 1, 2001 Through
December 31, 2001(a)          $      13.41        (0.01)(c)             1.48         1.47       (0.04)      (0.75)          (0.79)
April 30, 2001(b) Through
September 30, 2001            $      14.24           --(c)             (0.83)       (0.83)         --          --              --

SMALL CAP EQUITY FUND
February 19, 2005(b) Through
December 31, 2005.            $      24.08        (0.14)(c)             2.91         2.77          --       (3.42)          (3.42)

VALUE ADVANTAGE FUND
March 1, 2005(b) Through
December 31, 2005             $      15.00         0.06(c)              1.00         1.06       (0.03)      (0.18)          (0.21)


(a)  The Fund changed its fiscal year end from 9/30 to 12/31.
(b)  Commencement of offering of class of shares.
(c)  Calculated based upon average shares outstanding.
(d)  Amount rounds to less than $0.01.
(e)  Annualized for periods less than one year.

                               PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------
                                                           TOTAL
                                NET ASSET                 RETURN
                               VALUE, END              (EXCLUDES
                                OF PERIOD          SALES CHARGE) (f)(h)
MID CAP VALUE FUND
Year Ended December 31, 2005   $    22.90                   8.34%
Year Ended December 31, 2004   $    21.70                  19.56%
Year Ended December 31, 2003   $    18.41                  29.09%
Year Ended December 31, 2002   $    14.35                   1.94%
October 1, 2001 Through
December 31, 2001(a)           $    14.09                  11.05%
April 30, 2001(b) Through
September 30, 2001             $    13.41                  (5.83)%

SMALL CAP EQUITY FUND
February 19, 2005(b) Through
December 31, 2005.             $    23.43                  11.48%

VALUE ADVANTAGE FUND
March 1, 2005(b) Through
December 31, 2005              $    15.85                   7.03%

                                                     RATIOS/SUPPLEMENTAL DATA:
                               ------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: (e)
                                             ---------------------------------------------
                               NET ASSETS,                     NET                EXPENSES
                                    END OF              INVESTMENT        WITHOUT WAIVERS,    PORTFOLIO
                                    PERIOD        NET       INCOME          REIMBURSEMENTS     TURNOVER
                               (THOUSANDS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS         RATE (f)
MID CAP VALUE FUND
Year Ended December 31, 2005   $   822,366       1.76%        0.01%                   1.89%          45%
Year Ended December 31, 2004   $   483,000       1.90%       (0.31)%                  2.10%          41%
Year Ended December 31, 2003   $   103,000       1.95%       (0.19)%                  2.19%          32%
Year Ended December 31, 2002   $     9,000       2.00%       (0.28)%                  2.51%          51%
October 1, 2001 Through
December 31, 2001(a)           $     3,000       1.99%       (0.30)%                  4.48%(g)       15%
April 30, 2001(b) Through
September 30, 2001             $     2,000       2.04%        0.03%                  15.95%(g)       98%

SMALL CAP EQUITY FUND
February 19, 2005(b) Through
December 31, 2005.             $    10,678       1.85%       (0.49)%                  1.91%          70%

VALUE ADVANTAGE FUND
March 1, 2005(b) Through
December 31, 2005              $    55,875       1.75%        0.47%                   2.39%          90%


(f)  Not annualized for periods less than one year.
(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                  PER SHARE OPERATING PERFORMANCE:
                              --------------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                     DISTRIBUTIONS
                                             --------------------------------------------  -------------------------------------
                                                                NET REALIZED
                                 NET ASSET          NET       AND UNREALIZED
                                    VALUE,   INVESTMENT                GAINS   TOTAL FROM         NET         NET
                                 BEGINNING       INCOME          (LOSSES) ON   INVESTMENT  INVESTMENT    REALIZED           TOTAL
                                 OF PERIOD       (LOSS)          INVESTMENTS   OPERATIONS      INCOME       GAINS   DISTRIBUTIONS
DIVERSIFIED FUND
Year Ended December 31, 2005  $      13.72         0.16(d)              0.32         0.48       (0.17)         --           (0.17)
Year Ended December 31, 2004  $      12.80         0.08(d)              0.95         1.03       (0.11)         --           (0.11)
March 24, 2003(a) Through
12/31/03                      $      10.77         0.03(d)              2.07         2.10       (0.07)         --           (0.07)

GROWTH AND INCOME FUND
Year Ended December 31, 2005  $      31.33         0.06(d)              0.95         1.01       (0.10)      (0.43)          (0.53)
Year Ended December 31, 2004  $      27.74         0.10(d)              3.60         3.70       (0.11)         --           (0.11)
Year Ended December 31, 2003  $      22.19         0.08(d)              5.59         5.67       (0.12)         --           (0.12)
Year Ended December 31, 2002  $      27.47         0.08(d)             (5.06)       (4.98)      (0.09)      (0.21)          (0.30)
November 1, 2001
Through December 31, 2001(b)  $      25.68         0.01                 1.78         1.79          --          --              --
Year Ended October 31, 2001   $      39.10         0.05                (7.70)       (7.65)      (0.07)      (5.70)          (5.77)

U.S. EQUITY FUND
Year Ended December 31, 2005  $      10.90         0.02(d)              0.16         0.18       (0.02)      (0.16)          (0.18)
Year Ended December 31, 2004  $       9.95           --(d)(e)           0.97         0.97       (0.02)         --           (0.02)
Year Ended December 31, 2003  $       7.58        (0.02)(d)             2.39         2.37          --(e)       --              --(e)
Year Ended December 31, 2002  $      10.44        (0.05)               (2.81)       (2.86)         --          --              --
September 10, 2001(a)
Through December 31, 2001(c)  $       9.67        (0.01)(d)             0.80         0.79          --       (0.02)          (0.02)

VALUE OPPORTUNITIES FUND
February 23, 2005(a) Through
December 31, 2005             $      16.59         0.10(d)              0.59         0.69       (0.05)      (0.31)          (0.36)


(a)  Commencement of offering of class of shares.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  The Fund changed its fiscal year end from 5/31 to 12/31.
(d)  Calculated based upon average shares outstanding.
(e)  Amount less than $0.01.

                               PER SHARE OPERATING PERFORMANCE:
                               ---------------------------------
                                NET ASSET                  TOTAL
                                   VALUE,                 RETURN
                                   END OF              (EXCLUDES
                                   PERIOD           SALES CHARGE) (g)(i)
DIVERSIFIED FUND
Year Ended December 31, 2005   $     14.03                  3.50%
Year Ended December 31, 2004   $     13.72                  8.10%
March 24, 2003(a) Through
12/31/03                       $     12.80                 19.48%

GROWTH AND INCOME FUND
Year Ended December 31, 2005   $     31.81                  3.21%
Year Ended December 31, 2004   $     31.33                 13.38%
Year Ended December 31, 2003   $     27.74                 25.64%
Year Ended December 31, 2002   $     22.19                (18.21%)
November 1, 2001
Through December 31, 2001(b)   $     27.47                  6.97%
Year Ended October 31, 2001    $     25.68                (21.89%)

U.S. EQUITY FUND
Year Ended December 31, 2005   $     10.90                  1.64%
Year Ended December 31, 2004   $     10.90                  9.74%
Year Ended December 31, 2003   $      9.95                 31.29%
Year Ended December 31, 2002   $      7.58                (27.37%)
September 10, 2001(a)
Through December 31, 2001(c)   $     10.44                  8.18%

VALUE OPPORTUNITIES FUND
February 23, 2005(a) Through
December 31, 2005              $     16.92                  4.16%

                                                     RATIOS/SUPPLEMENTAL DATA:
                               ------------------------------------------------------------------------
                                                  RATIOS TO AVERAGE NET ASSETS: (f)
                                             ---------------------------------------------
                               NET ASSETS,                     NET                EXPENSES
                                    END OF              INVESTMENT        WITHOUT WAIVERS,    PORTFOLIO
                                    PERIOD        NET       INCOME          REIMBURSEMENTS     TURNOVER
                               (THOUSANDS)   EXPENSES       (LOSS)    AND EARNINGS CREDITS         RATE (g)
DIVERSIFIED FUND
Year Ended December 31, 2005   $     5,314       1.65%        1.15%                  1.79%          214%
Year Ended December 31, 2004   $       786       1.93%        0.65%                  2.13%          242%
March 24, 2003(a) Through
12/31/03                       $     1,000       1.93%        0.36%                  2.20%          210%

GROWTH AND INCOME FUND
Year Ended December 31, 2005   $     5,645       1.74%        0.19%                  1.74%           41%(h)
Year Ended December 31, 2004   $     6,027       1.80%        0.34%                  1.91%           44%(h)
Year Ended December 31, 2003   $     6,000       1.80%        0.32%                  2.00%           37%(h)
Year Ended December 31, 2002   $     5,000       1.80%        0.31%                  1.94%           70%(h)
November 1, 2001
Through December 31, 2001(b)   $     7,000       1.80%        0.12%                  1.80%            0%(h)
Year Ended October 31, 2001    $     7,000       1.80%        0.09%                  1.82%           12%(h)

U.S. EQUITY FUND
Year Ended December 31, 2005   $    10,257       1.56%        0.17%                  1.58%           83%
Year Ended December 31, 2004   $     4,376       1.75%        0.04%                  1.96%           82%
Year Ended December 31, 2003   $     5,000       1.75%       (0.20%)                 2.04%          101%
Year Ended December 31, 2002   $     1,000       1.75%       (0.42%)                 1.93%           83%
September 10, 2001(a)
Through December 31, 2001(c)   $     1,000       1.75%       (0.39%)                 1.85%           48%

VALUE OPPORTUNITIES FUND
February 23, 2005(a) Through
December 31, 2005              $     7,854       1.64%        0.67%                  1.73%           70%


(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.
(h) Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

 LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
      THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net

Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust
I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND

FUND                               CLASS         NET EXPENSE RATIO       GROSS EXPENSE RATIO
-----------------------------    ---------    -----------------------  ------------------------
JPMorgan U.S. Equity Fund         Class A              1.05%                     1.06%
                                  Class B              1.56%                     1.56%
                                  Class C              1.56%                     1.56%

NON-REDUCED RATE FUND

FUND                               CLASS         NET EXPENSE RATIO       GROSS EXPENSE RATIO
-----------------------------    ---------    -----------------------  ------------------------
JPMorgan Diversified Fund         Class A              1.14%                     1.28%
                                  Class B              1.65%                     1.78%
                                  Class C              1.65%                     1.78%

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 1, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND

                                                       CLASS A
                            -------------------------------------------------------------
                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED                    COSTS          RETURN          RETURN          RETURN
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         626           (0.51)%         (1.51)%         (1.51)%
April 30, 2008              $         106            4.46%           2.37%           3.94%
April 30, 2009              $         111            9.68%           6.41%           3.94%
April 30, 2010              $         115           15.17%          10.60%           3.94%
April 30, 2011              $         120           20.93%          14.96%           3.94%
April 30, 2012              $         124           26.97%          19.49%           3.94%
April 30, 2013              $         129           33.32%          24.19%           3.94%
April 30, 2014              $         134           39.99%          29.09%           3.94%
April 30, 2015              $         140           46.99%          34.17%           3.94%
April 30, 2016              $         145           54.34%          39.46%           3.94%

                                                      CLASS B(1)
                            -------------------------------------------------------------
                                                                  GROSS CUMULATIVE
                                    ANNUAL COSTS                       RETURN
                            -----------------------------   -----------------------------
                               WITHOUT          WITH           WITHOUT          WITH
PERIOD ENDED                 REDEMPTION     REDEMPTION(2)    REDEMPTION     REDEMPTION(2)
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         159   $         659            5.00%           0.00%
April 30, 2008              $         164   $         564           10.25%           6.25%
April 30, 2009              $         170   $         470           15.76%          12.76%
April 30, 2010              $         176   $         476           21.55%          18.55%
April 30, 2011              $         182   $         382           27.63%          25.63%
April 30, 2012              $         188   $         288           34.01%          33.01%
April 30, 2013              $         194   $         194           40.71%          40.71%
April 30, 2014              $         201   $         201           47.75%          47.75%
April 30, 2015              $         142   $         142           55.13%          55.13%
April 30, 2016              $         147   $         147           62.89%          62.89%

                                                      CLASS B(1)
                            -------------------------------------------------------------
                               NET CUMULATIVE RETURN              NET ANNUAL RETURN
                            -----------------------------   -----------------------------
                               WITHOUT          WITH           WITHOUT          WITH
PERIOD ENDED                 REDEMPTION     REDEMPTION(2)    REDEMPTION     REDEMPTION(2)
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007                       3.44%          (1.56)%          3.44%          (1.56)%
April 30, 2008                       7.00%           3.00%           3.44%          (0.43)%
April 30, 2009                      10.68%           7.68%           3.44%           0.64%
April 30, 2010                      14.49%          11.49%           3.44%           0.73%
April 30, 2011                      18.42%          16.42%           3.44%           1.69%
April 30, 2012                      22.50%          21.50%           3.44%           2.60%
April 30, 2013                      26.71%          26.71%           3.44%           3.44%
April 30, 2014                      31.07%          31.07%           3.44%           3.44%
April 30, 2015                      36.24%          36.24%           3.94%           3.94%
April 30, 2016                      41.60%          41.60%           3.94%           3.94%

----------

(1)  Class B shares automatically convert to Class A shares after eight years.
(2) The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                                                      CLASS C(1)
                            -------------------------------------------------------------
                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED                    COSTS          RETURN          RETURN          RETURN
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         160            5.00%           3.44%           3.44%
April 30, 2008              $         164           10.25%           7.00%           3.44%
April 30, 2009              $         170           15.76%          10.68%           3.44%
April 30, 2010              $         176           21.55%          14.49%           3.44%
April 30, 2011              $         182           27.63%          18.42%           3.44%
April 30, 2012              $         188           34.01%          22.50%           3.44%
April 30, 2013              $         194           40.71%          26.71%           3.44%
April 30, 2014              $         201           47.75%          31.07%           3.44%
April 30, 2015              $         208           55.13%          35.58%           3.44%
April 30, 2016              $         215           62.89%          40.24%           3.44%

----------

(1) The disclosure and numbers for Class C shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C shares for the first year (period ended April 30, 2007) would be as follows:


                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
                                COSTS          RETURN          RETURN          RETURN
                            -------------   -------------   -------------   -------------
                            $         259            4.00%           2.44%           2.44%

JPMORGAN DIVERSIFIED FUND

                                                       CLASS A
                            -------------------------------------------------------------
                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED                    COSTS          RETURN          RETURN          RETURN
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         635           (0.51)%         (1.59)%         (1.59)%
April 30, 2008              $         128            4.46%           2.07%           3.72%
April 30, 2009              $         133            9.68%           5.87%           3.72%
April 30, 2010              $         138           15.17%           9.80%           3.72%
April 30, 2011              $         143           20.93%          13.89%           3.72%
April 30, 2012              $         148           26.97%          18.12%           3.72%
April 30, 2013              $         154           33.32%          22.52%           3.72%
April 30, 2014              $         160           39.99%          27.08%           3.72%
April 30, 2015              $         166           46.99%          31.80%           3.72%
April 30, 2016              $         172           54.34%          36.71%           3.72%

                                                      CLASS B(2)
                            -------------------------------------------------------------
                                                                  GROSS CUMULATIVE
                                    ANNUAL COSTS                       RETURN
                            -----------------------------   -----------------------------
                               WITHOUT          WITH           WITHOUT          WITH
PERIOD ENDED                 REDEMPTION     REDEMPTION(3)    REDEMPTION     REDEMPTION(3)
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         168   $         668            5.00%           0.00%
April 30, 2008              $         187   $         587           10.25%           6.25%
April 30, 2009              $         193   $         493           15.76%          12.76%
April 30, 2010              $         199   $         499           21.55%          18.55%
April 30, 2011              $         206   $         406           27.63%          25.63%
April 30, 2012              $         212   $         312           34.01%          33.01%
April 30, 2013              $         219   $         219           40.71%          40.71%
April 30, 2014              $         226   $         226           47.75%          47.75%
April 30, 2015              $         168   $         168           55.13%          55.13%
April 30, 2016              $         174   $         174           62.89%          62.89%

                                                      CLASS B(2)
                            -------------------------------------------------------------
                               NET CUMULATIVE RETURN              NET ANNUAL RETURN
                            -----------------------------   -----------------------------
                               WITHOUT          WITH           WITHOUT          WITH
PERIOD ENDED                 REDEMPTION     REDEMPTION(3)    REDEMPTION     REDEMPTION(3)
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007                       3.35%          (1.65)%          3.35%          (1.65)%
April 30, 2008                       6.68%           2.68%           3.22%          (0.65)%
April 30, 2009                      10.11%           7.11%           3.22%           0.41%
April 30, 2010                      13.66%          10.66%           3.22%           0.50%
April 30, 2011                      17.32%          15.32%           3.22%           1.46%
April 30, 2012                      21.10%          20.10%           3.22%           2.37%
April 30, 2013                      25.00%          25.00%           3.22%           3.22%
April 30, 2014                      29.02%          29.02%           3.22%           3.22%
April 30, 2015                      33.82%          33.82%           3.72%           3.72%
April 30, 2016                      38.80%          38.80%           3.72%           3.72%

----------

(2)  Class B shares automatically convert to Class A shares after eight years.
(3) The "With Redemption" numbers for each period assume that the shareholder redeemed at the end of the period stated and did not redeem in prior periods.

                                                      CLASS C(1)
                            -------------------------------------------------------------
                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED                    COSTS          RETURN          RETURN          RETURN
-------------------------   -------------   -------------   -------------   -------------
April 30, 2007              $         169            5.00%           3.35%           3.35%
April 30, 2008              $         187           10.25%           6.68%           3.22%
April 30, 2009              $         193           15.76%          10.11%           3.22%
April 30, 2010              $         199           21.55%          13.66%           3.22%
April 30, 2011              $         206           27.63%          17.32%           3.22%
April 30, 2012              $         212           34.01%          21.10%           3.22%
April 30, 2013              $         219           40.71%          25.00%           3.22%
April 30, 2014              $         226           47.75%          29.02%           3.22%
April 30, 2015              $         233           55.13%          33.17%           3.22%
April 30, 2016              $         241           62.89%          37.46%           3.22%

----------

(1) The disclosure and numbers for Class C shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C shares for the first year (period ended April 30, 2007) would be as follows:


                                                GROSS            NET             NET
                               ANNUAL        CUMULATIVE      CUMULATIVE        ANNUAL
                                COSTS          RETURN          RETURN          RETURN
                            -------------   -------------   -------------   -------------
                            $         268            4.00%           2.35%           2.35%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102

1-202-551-8090

EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Growth Advantage Fund, Mid Cap Value Fund and Value Opportunities Fund is 811-21295

Investment Company Act File No. for Growth Advantage Fund is 811-5526

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

Investment Company Act File No. for Value Opportunities Fund is 811-4321


[JPMORGAN ASSET MANAGEMENT LOGO]

(C)JPMorgan Chase & Co. All Rights Reserved. May 2006

PR-EQABC-506

PROSPECTUS MAY 1, 2006

JPMORGAN
U.S. EQUITY
FUNDS

SELECT CLASS SHARES

JPMORGAN CAPITAL GROWTH FUND
JPMORGAN DISCIPLINED EQUITY FUND
JPMORGAN DIVERSIFIED FUND
JPMORGAN DYNAMIC SMALL CAP FUND
JPMORGAN GROWTH ADVANTAGE FUND
JPMORGAN GROWTH AND INCOME FUND
JPMORGAN MID CAP EQUITY FUND*
JPMORGAN MID CAP VALUE FUND*
JPMORGAN SMALL CAP CORE FUND*
JPMORGAN SMALL CAP EQUITY FUND
JPMORGAN U.S. EQUITY FUND
JPMORGAN U.S. SMALL COMPANY FUND*
JPMORGAN VALUE ADVANTAGE FUND

* CLOSED TO NEW INVESTORS. ADDITIONAL AND NEW INVESTMENTS ARE PERMITTED AS DESCRIBED IN THE SECTION ENTITLED "HOW TO DO BUSINESS WITH THE FUNDS -- PURCHASING FUND SHARES."

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Capital Growth Fund                                    1

JPMorgan Disciplined Equity Fund                                7

JPMorgan Diversified Fund                                      13

JPMorgan Dynamic Small Cap Fund                                20

JPMorgan Growth Advantage Fund                                 26

JPMorgan Growth and Income Fund                                32

JPMorgan Mid Cap Equity Fund                                   38

JPMorgan Mid Cap Value Fund                                    44

JPMorgan Small Cap Core Fund                                   50

JPMorgan Small Cap Equity Fund                                 56

JPMorgan U.S. Equity Fund                                      62

JPMorgan U.S. Small Company Fund                               68

JPMorgan Value Advantage Fund                                  74

The Funds' Management and Administration                       79

How to Do Business with the Funds                              83

  Purchasing Fund Shares                                       83

  Networking and Sub-Transfer Agency Fees                      88

  Exchanging Fund Shares                                       88

  Redeeming Fund Shares                                        89

Shareholder Information                                        91

  Distributions and Taxes                                      91

  Shareholder Statements and Reports                           92

  Availability of Proxy Voting Record                          92

  Portfolio Holdings Disclosure                                92

Risk and Reward Elements                                       93

Legal Proceedings Relating to Banc One Investment
Advisors Corporation and Certain of its Affiliates             99

Financial Highlights                                          100

Appendix A - Legal Proceedings and Additional Fee
and Expense Information                                       110

How To Reach Us                                        BACK COVER

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a philosophy that emphasizes investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the

Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996    24.64%
1997    23.88%
1998     5.93%
1999    13.23%
2000    14.60%
2001    -3.76%
2002   -27.71%
2003    36.64%
2004    17.37%
2005    10.08%

BEST QUARTER 4th quarter, 1998         17.56%
WORST QUARTER 3rd quarter, 1998       -19.49%

* Select Class Shares were launched on 1/25/96. The Fund's performance in the bar chart prior to 1/1/97 is based on the performance of the Fund's Class A Shares which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                              PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                 10.08           4.20            10.05
Return After Taxes on Distributions                                  8.73           3.34             8.13
Return After Taxes on Distributions and Sale of Fund Shares          7.94           3.41             7.99

RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                 12.10           1.38             9.27

LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    9.59          (0.90)            7.09

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before the Select Class Shares were launched on 1/25/96 is based on the performance of the Fund's Class A Shares which invest in the same portfolio of securities, but which are not being offered in this prospectus.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                          NONE
SHAREHOLDER SERVICE FEES                                0.25
OTHER EXPENSES(1)                                       0.24
------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                      0.89


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.93% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         91        284        493      1,096

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies.

Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998     31.98%
1999     18.02%
2000    -11.11%
2001    -12.14%
2002    -24.98%
2003     29.45%
2004     11.03%
2005      3.61%

BEST QUARTER 4th quarter, 1998           22.83%
WORST QUARTER 3rd quarter, 2001         -15.97%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                              PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                   3.61          (0.37)           6.72
Return After Taxes on Distributions                                   3.44          (0.62)           6.28
Return After Taxes on Distributions and Sale of Fund Shares           2.58          (0.42)           5.66

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   4.91           0.54            6.98

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                     5.72          (0.39)           6.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 12/31/97 to 9/10/01. Returns for the period 1/3/97 (commencement of operations) to 12/31/97 reflect the performance of the institutional feeder (whose investment program was identical to that of the Select Class Shares). During this period the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than the institutional feeder.

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                          NONE
SHAREHOLDER SERVICE FEES                                0.25
OTHER EXPENSES(1)                                       0.16
------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)                      0.66


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                                1 YEAR    3 YEARS    5 YEARS    10 YEARS
------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         67        211        368        822

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  30%-60% medium- and large-cap U.S. equity securities

-  25%-50% U.S. and foreign fixed income securities

-  0%-20% foreign equity securities

-  0%-20% small-cap U.S. equity securities

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Service (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions


In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may also invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman Brothers Aggregate Bond (40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (10%) indexes ("Former Fund Benchmark"). A comparison of the Fund's performance to the Fund's former Benchmark is also presented in the table. The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996    13.42%
1997    18.47%
1998    18.29%
1999    13.87%
2000    -4.24%
2001    -5.89%
2002   -13.22%
2003    20.90%
2004     9.28%
2005     4.28%

BEST QUARTER 4th quarter, 1998        13.39%
WORST QUARTER 3rd quarter, 2002      -11.01%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                              PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                  4.28           2.39            6.91
Return After Taxes on Distributions                                  3.82           1.74            5.55
Return After Taxes on Distributions and Sale of Fund Shares          3.02           1.67            5.21

FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  4.00           2.99            8.25

FORMER FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  5.03           3.39            8.12

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                  4.91           0.54            9.07

LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                    5.20           3.51            7.58

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Class before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                 0.55
DISTRIBUTION (RULE 12b-1) FEES                  NONE
SHAREHOLDER SERVICE FEES                        0.25
OTHER EXPENSES(1)                               0.23
----------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                 1.03
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)      (0.14)
----------------------------------------------------
NET EXPENSES(2)                                 0.89


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.89% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       91           314           555        1,247

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trust (REITs) depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index, and Lipper Small-Cap Growth Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    13.46%
1999    30.19%
2000    11.91%
2001   -13.92%
2002   -22.47%
2003    39.04%
2004    10.27%
2005     5.70%

BEST QUARTER 4th quarter, 1999        24.06%
WORST QUARTER 1st quarter, 2001      -20.75%

* Select Class Shares were launched on 4/5/99. The Fund's performance in the bar chart prior to 1/1/00 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                             PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
----------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                                 5.70           1.58          10.64
Return After Taxes on Distributions                                                 4.65           1.38          10.03
Return After Taxes on Distributions and Sale of Fund Shares                         5.12           1.35           9.26

RUSSELL 2000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                                 4.15           2.28           3.96

LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                   5.33           1.25           7.01

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before the Select Class Shares were launched on 4/5/99 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1) The Fund commenced operations on 5/19/97. Performance for the indexes is from 5/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                   0.65
DISTRIBUTION (RULE 12b-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.25
OTHER EXPENSES(1)                                                 0.51
----------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                   1.41
----------------------------------------------------------------------
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                        (0.31)
NET EXPENSES(2)                                                   1.10


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      112           416           742        1,664

JPMORGAN GROWTH ADVANTAGE FUND
(formerly JPMorgan Mid Cap Growth Fund)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund invests in companies that the adviser, JPMIM, believes have strong earnings growth potential.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers.

These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies (mid cap and small cap companies) which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* Since Select Class Shares are new and past performance information is not available as of the date of this prospectus, the bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years, and the life of the Fund. It compares that performance to the Russell 3000 Growth Index and the Russell MidCap(R) Growth Index, each a broad-based securities market index, and the Fund's Lipper category, the Lipper Multi-Cap Growth Index, a broad-based index. In the past, the Fund has compared its performance to the Russell MidCap(R) Growth Index, and the Fund's Lipper category has been the Lipper Mid-Cap Growth Funds Index. The adviser believes that the Russell 3000(R) Growth Index is more appropriate because it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000    -49.12%
2001    -28.30%
2002    -29.45%
2003     37.53%
2004     16.90%
2005     10.63%

BEST QUARTER 4th quarter, 2001        18.50%
WORST QUARTER 4th quarter, 2000      -42.32%

* As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance shown is based on the performance of the Class A Shares, which have higher expenses than Select Shares. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A expenses were substantially similar to those of Class A of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)

                                                                          PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
Return Before Taxes                                                              4.79          (3.14)         (7.56)
Return After Taxes on Distributions                                              4.79          (3.22)         (7.63)
Return After Taxes on Distributions and Sale of Fund Shares                      3.11          (2.66)         (6.22)

RUSSELL 3000(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              5.17          (3.15)         (4.05)

RUSSELL MIDCAP(R) GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             12.10           1.38           3.33

LIPPER MULTI-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                9.13          (2.90)         (0.93)

Select Class Shares are first being offered as of the date of this prospectus. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. In view of these changes, the Fund's performance record prior to this period might not be considered pertinent for investors considering whether to purchase shares of the Fund. The performance shown is based on the performance of the Class A Shares, which have higher expenses than Select Shares. The performance for the Class A Shares before 3/23/01 is based on the performance of the Class A Shares of the Fund's predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor's investment program was identical to that of the Fund prior to 12/3/01. The predecessor's Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund.

(1) The Fund commenced operations on 10/29/99. Performance for the indexes is from 10/31/99.

^    Investors cannot invest directly in an index.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ESTIMATED ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                         0.65
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.59
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.49
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                              (0.39)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.10


(1) "Other Expenses" are based on estimated expenses for the current fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.10%, of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example helps you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. This example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)                     112           433          776         1,746

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long-term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/Citigroup Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth and income potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/Citigroup Value Index (formerly the S&P 500/BARRA Value Index), a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     19.86%
1997     30.07%
1998     14.50%
1999      8.52%
2000      0.86%
2001    -11.81%
2002    -17.47%
2003     26.78%
2004     14.42%
2005      4.08%

BEST QUARTER 2nd quarter, 2003         17.82%
WORST QUARTER 3rd quarter, 2002       -17.98%

* Select Class Shares were launched on 1/24/96. The Fund's performance through 12/31/96 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              4.08           1.90           7.94
Return After Taxes on Distributions                                              3.73           1.58           6.12
Return After Taxes on Distributions and Sale of Fund Shares                      3.12           1.50           6.16

S&P 500/CITIGROUP VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              6.33           2.53           9.44

LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                6.26           2.26           8.79

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before the Select Class Shares were launched on 1/24/96 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                 0.40
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEES                                        0.25
OTHER EXPENSES(1)                                               0.32
--------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 0.97
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                      (0.07)
--------------------------------------------------------------------
NET EXPENSES(2)                                                 0.90


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.90% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       92           302           529        1,183

JPMORGAN MID CAP EQUITY FUND

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may enter into "dollar-rolls," in which the Fund sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The adviser emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Dollar-rolls and repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996      7.41%
1997     15.01%
1998     16.23%
1999     25.06%
2000     14.74%
2001     -3.96%
2002    -13.39%
2003     32.29%
2004     19.36%
2005      9.61%

BEST QUARTER 4th quarter, 1998                 22.51%
WORST QUARTER 3rd quarter, 1998               -19.48%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              9.61           7.56          11.48
Return After Taxes on Distributions                                              7.56           6.32            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                      8.07           6.15            N/A(1)

RUSSELL MIDCAP(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             12.65           8.45          12.49

LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                9.46           6.28          11.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                     0.65
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEE                                             0.25
OTHER EXPENSES(1)                                                   0.17
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     1.07
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                          (0.07)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.00


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns for Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      102           333           583        1,299

JPMORGAN MID CAP VALUE FUND

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based securities market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.90%
2003    30.34%
2004    20.67%
2005     9.16%

BEST QUARTER 4th quarter, 1998               17.96%
WORST QUARTER 3rd quarter, 1998             -11.06%

* The Select Class Shares were launched on 10/31/01. The Fund's performance through 12/31/01 is based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                          PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              9.16          14.18          17.68
Return After Taxes on Distributions                                              8.48          13.46          15.54
Return After Taxes on Distributions and Sale of Fund Shares                      6.51          12.07          14.38

RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                             12.65          12.21          10.92

LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                8.76          10.49           9.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Select Class Shares were launched on 10/31/01. The Fund's performance from 11/13/97 (commencement of operations) to 10/31/01 is based on the performance of the Fund's Institutional Class Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                               0.65
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES(1)                                             0.22
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               1.12
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                    (0.12)
------------------------------------------------------------------
NET EXPENSES(2)                                               1.00


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      102           344           605        1,352

JPMORGAN SMALL CAP CORE FUND

Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of Russell 2000(R) Index. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its Assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to the economic results of those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     15.86%
1997     17.67%
1998      3.41%
1999     -3.55%
2000     11.74%
2001     -4.36%
2002    -16.94%
2003     35.20%
2004     22.31%
2005      3.90%

BEST QUARTER 2nd quarter, 1997            17.21%
WORST QUARTER 3rd quarter, 2002          -16.08%

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              3.90           6.42           7.57
Return After Taxes on Distributions                                              3.24           5.42            N/A(1)
Return After Taxes on Distributions and Sale of Fund Shares                      2.82           5.32            N/A(1)

RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              4.55           8.22           9.26

LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                7.55           9.19          10.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* On 1/1/97, the Fund received the assets of a common trust fund which had been maintained by a predecessor of JPMorgan Chase Bank. The performance of the Fund before that date is based on the historical performance of that common trust fund. The historical performance of shares of the predecessor common trust fund has been adjusted to reflect the Fund's expense levels (absent reimbursements) that were in place at the time the Fund received the common trust fund assets.

(1) After-tax returns have not been calculated for the periods prior to 1/1/97, due to different tax and distribution requirements of the predecessor common trust fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                           0.65
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.25
OTHER EXPENSES(1)                                         0.15
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           1.05
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.05)
--------------------------------------------------------------
NET EXPENSES(2)                                           1.00


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of the average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      102           329           575        1,278

JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of the Russell 2000(R) Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased concentration in fewer issuers may result in the Fund's shares being more sensitive to economic results among those issuing the securities.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%
2001     -5.68%
2002    -16.87%
2003     37.07%
2004     26.81%
2005     12.98%

BEST QUARTER 4th quarter, 1998                 19.51%
WORST QUARTER 3rd quarter, 1998               -21.04%

* Select Class Shares were launched on 5/7/96. The Fund's performance in the bar chart prior to 1/1/97 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                             12.98           9.02          12.34
Return After Taxes on Distributions                                             10.97           8.16          11.12
Return After Taxes on Distributions and Sale of Fund Sales                      10.80           7.72          10.58

RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              4.55           8.22           9.26

LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                7.55           9.19          10.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The Fund's performance for the period before the Select Class Shares were launched on 5/7/96 is based on the performance of the Fund's Class A Shares, which invest in the same portfolio of securities, but which are not being offered in this prospectus.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                 0.65
DISTRIBUTION (RULE 12b-1) FEES                                  NONE
SHAREHOLDER SERVICE FEE                                         0.25
OTHER EXPENSES(1)                                               0.23
--------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                 1.13
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                      (0.28)
--------------------------------------------------------------------
NET EXPENSES(2)                                                 0.85


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.85% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       87           331           595        1,350

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic then those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996    21.06%
1997    28.41%
1998    24.45%
1999    14.69%
2000    -6.61%
2001    -9.43%
2002   -26.62%
2003    32.42%
2004    10.80%
2005     2.45%

BEST QUARTER 4th quarter, 1998                21.33%
WORST QUARTER 3rd quarter, 2002              -18.10%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              2.45          (0.02)          7.55
Return After Taxes on Distributions                                              2.09          (0.26)          5.38
Return After Taxes on Distributions and Sale of Fund Shares                      2.07          (0.09)          5.53

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              4.91           0.54           9.07

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                5.72          (0.39)          7.86

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                     0.40
DISTRIBUTION (RULE 12b-1) FEES                      NONE
SHAREHOLDER SERVICE FEES                            0.25
OTHER EXPENSES(1)                                   0.16
---------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     0.81
FEE WAIVERS AND EXPENSE
REIMBURSEMENTS(2)                                  (0.02)
---------------------------------------------------------
NET EXPENSES(2)                                     0.79


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.79% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXPENSE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       81           257           448        1,000

JPMORGAN U.S. SMALL COMPANY FUND

Currently, the Fund is publicly offered on a limited basis. (Please see "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996     20.75%
1997     22.75%
1998     -5.49%
1999     44.00%
2000     -9.80%
2001     -8.96%
2002    -20.48%
2003     39.72%
2004     13.73%
2005      3.93%

BEST QUARTER 4th quarter, 1999            34.68%
WORST QUARTER 3rd quarter, 2001          -22.61%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                          PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES
Return Before Taxes                                                              3.93           3.64           8.08
Return After Taxes on Distributions                                              2.00           2.77           6.30
Return After Taxes on Distributions and Sale of Fund Shares                      4.28           2.99           6.25

RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                              4.55           8.22           9.26

LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                                7.55           9.19          10.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period before the Select Class Shares were launched on 9/10/01 is based on the performance of the retail feeder that was merged out of existence (whose investment program was identical to the investment program of, and whose expenses were substantially the same as the current expenses of, the Select Class Shares) from 1/1/96 to 9/10/01.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                     0.60
DISTRIBUTION (RULE 12b-1) FEES                      NONE
SHAREHOLDER SERVICE FEES                            0.25
OTHER EXPENSES(1)                                   0.27
--------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                     1.12
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)          (0.11)
--------------------------------------------------------
NET EXPENSES(2)                                     1.01


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent total annual operating expenses of Select Class Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.01% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      103           345           606        1,353

JPMORGAN VALUE ADVANTAGE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 93-98.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for Select Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                  0.65
DISTRIBUTION (RULE 12b-1) FEES                                   NONE
SHAREHOLDER SERVICE FEES                                         0.25
OTHER EXPENSES(1)                                                0.97
---------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                  1.87
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                       (0.87)
---------------------------------------------------------------------
NET EXPENSES(2)                                                  1.00


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Select Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.00% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Select Class Shares and your actual costs may be higher or lower.

                               1 YEAR       3 YEARS       5 YEARS     10 YEARS
------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      102           503           930        2,119

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds, except for the Growth Advantage Fund and Mid Cap Value Fund, are series of JPMorgan Trust I, a Delaware statutory trust (the Delaware Trust). The Growth Advantage Fund is a series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust (the Massachusetts Trust). The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation (the Corporation). The trustees of the Delaware Trust and the Massachusetts Trust and the directors of the Corporation are responsible for overseeing all business activities of the Funds.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/05, the adviser was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:


FUND                                                          %
---------------------------------------------------------------
CAPITAL GROWTH FUND                                        0.40
DISCIPLINED EQUITY FUND                                    0.25
DIVERSIFIED FUND                                           0.44
DYNAMIC SMALL CAP FUND                                     0.56
GROWTH ADVANTAGE FUND                                      0.50
GROWTH AND INCOME FUND                                     0.40*
MID CAP EQUITY FUND                                        0.65
MID CAP VALUE FUND                                         0.54
SMALL CAP EQUITY FUND                                      0.65
SMALL CAP CORE FUND                                        0.65
U.S. EQUITY FUND                                           0.40
U.S. SMALL COMPANY FUND                                    0.57
VALUE ADVANTAGE FUND                                       0.34**


 * Reflects amount allocated to the Fund from Growth and Income Portfolio for the period from 1/1/05 until 3/18/05.

** Reflects the amount paid during the period after the Fund commenced operations on 2/28/05.

A discussion of the basis the trustees of the Delaware Trust and the Massachusetts Trust and the directors of the Corporation used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended December 31.

THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND

The portfolio management team is led by Christopher Mark Vyvyan Jones, Managing Director of JPMIM, and Timothy Parton, Vice President of JPMIM. Mr. Jones is head of the adviser's small company team and has worked as a portfolio manager with various affiliates of JPMIM since 1982. Mr. Parton has been employed with JPMIM or one of its affiliates since 1986.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.

DIVERSIFIED FUND

Anne Lester, Vice President of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. Prior to managing the Diversified Fund, Ms. Lester, an employee since 1992, worked in the Product Development Group. She joined the firm's Milan office in 1992, where she was a fixed income and currency trader and portfolio manager. Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios. The underlying large cap equity portion of the Diversified Fund is managed by Messrs. Chan and Zingone and Thomas Luddy. Information with respect to both Mr. Chen and Mr. Zingone is discussed earlier in this prospectus. Information with respect to Mr. Luddy is provided hereafter under the heading "U.S. Equity Fund." The underlying small cap portion of the Diversified Fund is managed by Christopher
T. Blum, information with respect to whom is provided hereafter under the heading "Small Cap Core." The underlying international equities portion of the Diversified Fund is managed by Jeroen Huysinga. Mr.Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM and its affiliates since 1997. The underlying fixed income portion of the Diversified Fund is managed by Scott Grimshaw and Timothy Neumann. Mr. Grimshaw, CFA charterholder, has been part of the Taxable Bond Team for JPMIM since 2004 and is also a part of the Taxable Bond Team for JPMorgan Investment Advisors Inc. Prior to his current role, Mr. Grimshaw served as a senior fixed income analyst and portfolio manager with JPMorgan Investment Advisors Inc. and its affiliates. Mr. Neumann, Managing Director and a CFA charterholder, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategies. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986.

DYNAMIC SMALL CAP FUND

The portfolio management team is co-led by Eytan Shapiro, Vice President of JPMIM and a CFA charterholder, and Mr. Jones. Mr. Shapiro has been at JPMIM or one of its affiliates since 1985. Information on Mr. Jones is discussed earlier in this prospectus.

GROWTH ADVANTAGE FUND

The portfolio management team is led by Messrs. Jones and Parton. Information on Messrs. Jones and Parton is discussed earlier in this prospectus.

GROWTH AND INCOME FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, and Clare Hart, Vice President of JPMIM and CPA charterholder. Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. Ms. Hart has worked as an investment analyst covering the financial services and real estate sectors and joined JPMorgan Chase or its affiliates (or one of its predecessors) in 1999. Prior to that, Ms. Hart served as

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an equity research associate covering Real Estate Investment Trusts for Salomon
Smith Barney.

MID CAP EQUITY FUND

The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.

MID CAP VALUE FUND

The portfolio management team is led by Mr. Simon, Lawrence E. Playford, Vice President of JPMIM and CFA charterholder, and Gloria Fu, Vice President of JPMIM and CFA charterholder. Information on Mr. Simon is discussed earlier in this prospectus. Mr. Playford has worked with various affiliates of JPMIM since 1993. Ms. Fu is a research analyst in the U.S. Equity Group focusing predominantly on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. She also worked as a sell-side analyst for Robertson Stephens, Inc. from 2000 to 2002 covering the gaming and lodging industry.

SMALL CAP CORE FUND

The portfolio management team is led by a Christopher T. Blum, Managing Director of JPMIM and CFA charterholder, and Dennis S. Ruhl, Vice President of JPMIM and CFA charterholder. Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliates since 1999.

SMALL CAP EQUITY FUND

The portfolio management team is led by Glenn Gawronski, Vice President of JPMIM, and Mr. Jones. Mr. Gawronski has been an employee of JPMIM or one of its affiliates since 1999. Information on Mr. Jones is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is led by Thomas Luddy and includes Susan Bao. Mr. Luddy is a Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982 and has managed portfolios in his various roles for most of the past 18 years. Ms. Bao is a Vice President of JPMIM and has been an employee of JPMIM since 1997.

U.S. SMALL COMPANY FUND

The management team is led by Messrs. Blum and Ruhl. Information on Messrs. Blum and Ruhl are discussed earlier in this prospectus.

VALUE ADVANTAGE FUND

The portfolio management team is led by Mr. Simon and includes Gloria Fu. Information on Mr. Simon and Ms. Fu is discussed earlier in this prospectus.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATOR

JPMorgan Fund Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The Trust, on behalf of the Funds, has entered into shareholder servicing agreements with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.25% of the

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average daily net assets of the Select Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.25% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

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HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Select Class Shares may be purchased directly from the Funds through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Select Class Shares -- See "How do I open an account?"

- Select Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Funds.

- Select Class Shares may also be purchased directly from the Funds by officers, directors or trustees, retirees and employees and their immediate families (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

   -  JPMorgan Funds.

   -  JPMorgan Chase and its subsidiaries and affiliates.

See "How do I open an account?"

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHAT DOES IT MEAN THAT THE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?

The Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Core Fund and U.S. Small Company Fund are each publicly offered on a limited basis. The dates as of which the limited offering began for each Fund (the "Limited Offering Date" for each Fund) are as follows:


Mid Cap Equity Fund             August 15, 2005
Mid Cap Value Fund              March 31, 2005
Small Cap Core Fund             February 28, 2005
U.S. Small Company Fund         February 28, 2005


Investors are not eligible to purchase shares of these four Funds except as described below:

- Shareholders of a particular Fund as of such Fund's Limited Offering Date may continue to purchase additional shares of their respective Fund either through JPMorgan Fund Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in each of the respective Funds;

- Shareholders of record of a particular Fund as of that Fund's Limited Offering Date will be able to add to their accounts in that Fund through exchanges from other JPMorgan Funds;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering each Fund as of its Limited Offering Date may open new participant accounts in such Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans), which offered, but did not fund plans with shares of, such Funds as of a Fund's Limited Offering Date may also open new participant accounts in such Fund(s) if that Fund received notice of the group employer retirement plan's intention to offer the Fund to its participant prior to the Limited Offering Date of the particular Fund; or

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

- Wrap program sponsors may open new participant accounts in a Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with such Fund that are part of a wrap program prior to the Limited Offering Date for that Fund. Other Financial Intermediaries which have selected and offered one of these Funds as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with a Fund as part of such Financial Intermediary's asset allocation model prior to the Limited Offering Date for that particular Fund.

After a Fund's Limited Offering Date, if all shares of that Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If a Fund receives a purchase order directly from an investor who is not eligible to purchase shares of the Fund, after the Fund's Limited Offering Date, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Funds reserve the right to change these policies at any time.

WHEN CAN I BUY SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by the Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of

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these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees has adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Select Class Shares are subject to a $1,000,000 minimum investment requirement. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. A Financial Intermediary may impose different investment minimum. There are no minimum levels for subsequent purchases.

Select Class Shares shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares without regard to this minimum. Select Class Shares accounts of former One Group Funds opened on or before February 18, 2005 will be subject to a $200,000 minimum.

Employees of JPMorgan Chase and its subsidiaries and affiliates may purchase additional Select Class Shares for Select Class Shares accounts opened on or before February 18, 2005. Effective January 13, 2006, officers, directors, trustees, retirees and employees and their immediate families, of JPMorgan Funds and JPMorgan Chase and its subsidiaries and affiliates may also open new Select Class Shares accounts subject to a $2,500 minimum investment requirement, provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Please call 1-800-480-4111 for more information. All other new accounts for officers, directors or trustees, retirees and employees and their immediate families of JPMorgan Funds or JPMorgan Chase or its subsidiaries and affiliates will be opened as Class A Shares accounts, which have higher expenses than Select Class Shares.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waivers, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Funds or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Funds of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021
DDA 323 125 832
FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-SELECT)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Select Class Shares of a Fund may be exchanged for Select Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirements. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

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ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account. For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they realize capital gains. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund, Growth and Income Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Core Fund, Small Cap Equity Fund, U.S. Small Company Fund and Value Advantage Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Funds' investments in certain debt obligations and derivative instruments may cause the Funds to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

The Funds' investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Funds, and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Certain Funds may invest in REITs. Recent legislation modifies the tax treatment of distributions from the Funds that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

- When a Fund buys securities         - The Funds can take advantage of         - The Funds segregate liquid assets to
  before issue or for delayed           attractive transaction opportunities      offset leverage risk
  delivery, it could be exposed to
  leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise a     - The Funds could realize gains in a      - The Funds generally avoid short-term
  Fund's brokerage and related          short period of time                      trading, except to take advantage of
  costs                                                                           attractive or unexpected
                                      - The Funds could protect against           opportunities or to meet demands
- Increased short-term capital          losses if a stock is overvalued and       generated by shareholder activity
  gains distributions could raise       its value later falls
  shareholders' income tax
  liability. Such an increase in
  transaction costs and/or tax
  liability, if not offset by gains
  from short-term trading, would
  reduce a Fund's returns.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
ETFS AND OTHER INVESTMENT COMPANIES

- If a Fund invests in shares of      - Helps to manage smaller cash flows      - Absent an exemptive order of the
  another investment company,                                                     Securities and Exchange Commission
  shareholders would bear not only    - Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
  their proportionate share of the      exposure to an index or a broad range     other investment companies,
  Fund's expenses, but also similar     of markets, sectors, geographic           including ETFs, are subject to the
  expenses of the investment            regions and industries                    percentage limitations of the
  company                                                                         Investment Company Act of 1940
                                                                                  ("1940 Act")(1)
- The price movement of an ETF may
  not track the underlying index,                                               - A SEC exemptive order granted to
  market, sector, regions or                                                      various iShares funds (which are
  industries and may result in a                                                  ETFs) and their investment adviser
  loss                                                                            permits each Fund to invest beyond
                                                                                  the 1940 Act limits, subject to
                                                                                  certain terms and conditions,
                                                                                  including a finding of the Funds'
                                                                                  Board that the advisory fees charged
                                                                                  by the adviser are for services that
                                                                                  are in addition to, and not
                                                                                  duplicative of, the advisory
                                                                                  services provided to those ETFs

                                                                                - A SEC exemptive order permits each
                                                                                  Fund to invest its uninvested cash,
                                                                                  up to 25% of its assets, in one or
                                                                                  more affiliated money market funds
                                                                                  if the adviser waives and/or
                                                                                  reimburses its advisory fee from the
                                                                                  Fund in an amount sufficient to
                                                                                  offset any doubling up of investment
                                                                                  advisory, shareholder servicing and
                                                                                  administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

- Derivatives such as futures,        - Hedges that correlate well with         - The Funds use derivatives, such as
  options, swaps and forward            underlying positions can reduce or        futures, options, swaps and forward
  foreign currency contracts(1)         eliminate losses at low cost              foreign currency contracts for
  that are used for hedging the                                                   hedging and for risk management
  portfolio or specific securities    - The Funds could make money and            (i.e., to adjust duration or yield
  may not fully offset the              protect against losses if                 curve exposure or to establish or
  underlying positions and this         management's analysis proves correct      adjust exposure to particular
  could result in losses to a Fund                                                securities, markets or currencies);
  that would not have otherwise       - Derivatives that involve leverage         risk management may include
  occurred*                             could generate substantial gains at       management of a Fund's exposure
                                        low cost                                  relative to its benchmark; all Funds
- A Fund may have difficulty                                                      except for Disciplined Equity Fund,
  exiting a derivatives position                                                  Diversified Fund, U.S. Equity Fund
                                                                                  and U.S. Small Company Fund, may
- Derivatives used for risk                                                       also use derivatives in an effort to
  management or, for certain Funds,                                               produce increased income and gain
  to increase the Fund's gain may
  not have the intended effects and                                             - A Fund only establishes hedges that
  may result in losses or missed                                                  it expects will be highly correlated
  opportunities                                                                   with underlying positions

- The counterparty to a derivatives                                             - While the Funds may use derivatives
  contract could default                                                          that incidentally involve leverage,
                                                                                  they do not use them for the
- Derivatives that involve leverage                                               specific purpose of leveraging their
  could magnify losses                                                            portfolio

- Certain types of derivatives
  involve costs to the Funds which
  can reduce returns

- Segregated and collateral
  accounts established in
  connection with derivatives may
  limit the Funds' investment
  flexibility

- Derivatives used for non-hedging
  purposes could cause losses that
  exceed the original investment

- Derivatives may, for tax
  purposes, affect the character of
  gain and loss realized by a Fund,
  accelerate recognition of income
  to a Fund, affect the holding
  period of a Fund's assets and
  defer recognition of certain of a
  Fund's losses


* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

- When a Fund lends a security,       - The Funds may enhance income through    - The adviser maintains a list of
  there is a risk that the loaned       the investment of the collateral          approved borrowers
  securities may not be returned if     received from the borrower
  the borrower or the lending agent                                             - The Funds receive collateral equal
  defaults                                                                        to at least 100% of the current
                                                                                  value of the securities loaned plus
- The collateral will be subject to                                               accrued interest
  the risks of the securities in
  which it is invested                                                          - The lending agents indemnify the
                                                                                  Funds against borrower default

                                                                                - The adviser's collateral investment
                                                                                  guidelines limit the quality and
                                                                                  duration of collateral investment to
                                                                                  minimize losses

                                                                                - Upon recall, the borrower must
                                                                                  return the securities loaned within
                                                                                  the normal settlement period

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

- Each Fund's share price and         - Stocks have generally outperformed      - Under normal circumstances, each
  performance will fluctuate in         more stable investments (such as          Fund plans to remain fully invested
  response to stock and/or bond         bonds and cash equivalents) over the      in accordance with its policies and
  market movements                      long term                                 may invest uninvested cash in
                                                                                  affiliated money market funds;
- Adverse market, economic,           - With respect to the Diversified Fund,     equity securities may include common
  political or other conditions may     a diversified, balanced portfolio         stocks, convertible securities,
  from time to time cause a Fund to     should mitigate the effects of wide       preferred stocks, depositary
  take temporary defensive              market fluctuations, especially when      receipts, (such as American
  positions that are inconsistent       stock and bond prices move in             Depositary Receipts and European
  with its principal investment         different directions                      Depositary Receipts), trust or
  strategies and may hinder the                                                   partnership interests, warrants,
  Fund from achieving its                                                         rights and investment company
  investment objective                                                            securities

- The Capital Growth Fund, Dynamic                                              - Each Fund seeks to limit risk and
  Small Cap Fund, Growth and Income                                               enhance performance through active
  Fund, Small Cap Core Fund and                                                   management and/or diversification
  Small Cap Equity Fund are
  non-diversified, which means that                                             - During severe market downturns, each
  a relatively high percentage of                                                 Fund has the option of investing up
  each Fund's assets may be                                                       to 100% of its assets in high
  invested in a limited number of                                                 quality short-term instruments
  issuers. Therefore, their
  performance may be more
  vulnerable to changes in the
  market value of a single issuer
  or a group of issuers

- Mortgage-backed and asset-backed
  securities (securities
  representing an interest in, or
  secured by, a pool of mortgages
  or other assets such as
  receivables) and direct mortgages
  could generate capital losses or
  periods of low yields if they are
  paid off substantially earlier or
  later than anticipated

                                                                                POLICIES TO BALANCE RISK
POTENTIAL RISKS                       POTENTIAL REWARDS                         AND REWARD
MANAGEMENT CHOICES

- A Fund could underperform its       - A Fund could outperform its benchmark   - The adviser focuses its active
  benchmark due to its securities       due to these same choices                 management on securities selection,
  and asset allocation choices                                                    the area where it believes its
                                                                                  commitment to research can most
                                                                                  enhance returns and manage risks in
                                                                                  a consistent way

FOREIGN INVESTMENTS

- Currency exchange rate movements    - Favorable exchange rate movements       - The Funds anticipate that total
  could reduce gains or create          could generate gains or reduce losses     foreign investments will not exceed
  losses                                                                          20% of assets (30% for Diversified
                                      - Foreign investments, which represent      Fund)
- A Fund could lose money because       a major portion of the world's
  of foreign government actions,        securities, offer attractive            - The Funds actively manage the
  political instability or lack of      potential performance and                 currency exposure of their foreign
  adequate and accurate information     opportunities for diversification         investments relative to their
                                                                                  benchmarks, and may hedge back into
- Currency and investment risks       - Emerging markets can offer higher         the U.S. dollar from time to time
  tend to be higher in emerging         returns                                   (see also "Derivatives"); these
  markets; these markets also                                                     currency management techniques may
  present higher liquidity and                                                    not be available for certain
  valuation risks                                                                 emerging markets investments

ILLIQUID HOLDINGS

- Each Fund could have difficulty     - These holdings may offer more           - No Fund may invest more than 15% of
  valuing these holdings precisely      attractive yields or potential growth     net assets in illiquid holdings
                                        than comparable widely traded
- Each Fund could be unable to sell     securities                              - To maintain adequate liquidity to
  these holdings at the time or                                                   meet redemptions, each Fund may hold
  price it desires                                                                high quality short-term securities
                                                                                  (including repurchase agreements)
                                                                                  and, for temporary or extraordinary
                                                                                  purposes, may borrow from banks up
                                                                                  to 33 1/3% of the value of its
                                                                                  total assets including drawing on a
                                                                                  line of credit

JPMORGAN
  U.S. EQUITY FUNDS

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank, N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over a five year period, commencing September 2004. In addition, BOIA has agreed to and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered a final order implementing these rulings.

BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

SELECT CLASS


                                                                                           PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                     DISTRIBUTIONS:
                                               ----------------------------------------  ---------------------------------------
                                                               NET REALIZED
                                     NET ASSET        NET    AND UNRELAIZED
                                        VALUE, INVESTMENT             GAINS  TOTAL FROM         NET
                                     BEGINNING     INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  NET REALIZED          TOTAL
                                     OF PERIOD     (LOSS)       INVESTMENTS  OPERATIONS      INCOME         GAINS  DISTRIBUTIONS
DISCIPLINED EQUITY FUND(a)
Year Ended December 31, 2005         $   14.80       0.17(e)           0.36        0.53       (0.17)           --          (0.17)
Year Ended December 31, 2004         $   13.51       0.18              1.30        1.48       (0.19)           --          (0.19)
Year Ended December 31, 2003         $   10.55       0.11              2.98        3.09       (0.13)           --          (0.13)
Year Ended December 31, 2002         $   14.19       0.10(e)          (3.64)      (3.54)      (0.10)           --          (0.10)
June 1, 2001 to December 31, 2001(b) $   15.70       0.05(e)          (1.44)      (1.39)      (0.12)           --          (0.12)
Year Ended 5/31/01                   $   17.85       0.09             (1.94)      (1.85)      (0.11)        (0.19)         (0.30)

DIVERSIFIED FUND(a)
Year Ended December 31, 2005         $   13.75       0.25(e)           0.33        0.58       (0.27)           --          (0.27)
Year Ended December 31, 2004         $   12.81       0.22(e)           0.96        1.18       (0.24)           --          (0.24)
Year Ended December 31, 2003         $   10.76       0.16(e)           2.07        2.23       (0.18)           --          (0.18)
Year Ended December 31, 2002         $   12.65       0.20(e)          (1.87)      (1.67)      (0.22)           --          (0.22)
July 1, 2001 to December 31, 2001(c) $   13.36       0.13(e)          (0.52)      (0.39)      (0.32)           --          (0.32)
Year Ended June 30, 2001             $   15.15       0.35             (1.41)      (1.06)      (0.35)        (0.38)         (0.73)

GROWTH AND INCOME FUND
Year Ended December 31, 2005         $   33.96       0.37(e)           1.01        1.38       (0.36)        (0.43)         (0.79)
Year Ended December 31, 2004         $   30.02       0.40(e)           3.90        4.30       (0.36)           --          (0.36)
Year Ended December 31, 2003         $   23.98       0.32(e)           6.05        6.37       (0.33)           --          (0.33)
Year Ended December 31, 2002         $   29.64       0.32(e)          (5.46)      (5.14)      (0.31)        (0.21)         (0.52)
November 1, 2001 Through
December 31, 2001(d)                 $   27.72       0.05              1.93        1.98       (0.06)           --          (0.06)
Year Ended October 31, 2001          $   40.99       0.14             (7.53)      (7.39)      (0.18)        (5.70)         (5.88)


(a) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split
(b)  The Fund changed its fiscal year end from 5/31 to 12/31.
(c)  The Fund changed its fiscal year end from 6/30 to 12/31
(d)  The Fund changed its fiscal year end from 10/31 to 12/31.
(e)  Calculated based upon average shares outstanding.
(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.

                                       PER SHARE OPERATING PERFORMANCE:
                                       ---------------------------------
                                                DISTRIBUTIONS:
                                       ---------------------------------
                                              NET ASSET
                                             VALUE, END            TOTAL
                                              OF PERIOD           RETURN (g)(l)
DISCIPLINED EQUITY FUND(a)
Year Ended December 31, 2005           $          15.16             3.61%
Year Ended December 31, 2004           $          14.80            11.03%
Year Ended December 31, 2003           $          13.51            29.45%
Year Ended December 31, 2002           $          10.55           (24.98%)
June 1, 2001 to December 31, 2001(b)   $          14.19            (8.88%)
Year Ended 5/31/01                     $          15.70           (10.43%)

DIVERSIFIED FUND(a)
Year Ended December 31, 2005           $          14.06             4.28%
Year Ended December 31, 2004           $          13.75             9.28%
Year Ended December 31, 2003           $          12.81            20.90%
Year Ended December 31, 2002           $          10.76           (13.22%)
July 1, 2001 to December 31, 2001(c)   $          12.65            (2.90%)
Year Ended June 30, 2001               $          13.36            (7.01%)

GROWTH AND INCOME FUND
Year Ended December 31, 2005           $          34.55             4.08%
Year Ended December 31, 2004           $          33.96            14.42%
Year Ended December 31, 2003           $          30.02            26.78%
Year Ended December 31, 2002           $          23.98           (17.47%)
November 1, 2001 Through
December 31, 2001(d)                   $          29.64             7.13%
Year Ended October 31, 2001            $          27.72           (20.01%)

                                      -------------------------------------------------------------------------------------
                                                                      RATIO/SUPPLEMENTAL DATA:
                                      -------------------------------------------------------------------------------------
                                                                RATIO TO AVERAGE NET ASSETS: (f)
                                                         ----------------------------------------------
                                       NET ASSETS                           NET              EXPESNES
                                           END OF                    INVESTMENT      WITHOUT WAIVERS,             PORTFOLIO
                                           PERIOD              NET       INCOME        REIMBURSEMENTS              TURNOVER
                                      (THOUSANDS)         EXPENSES      (LOSSS)  AND EARNINGS CREDITS                 RATIO(g)
DISCIPLINED EQUITY FUND(a)
Year Ended December 31, 2005           $   90,359             0.60%        1.17%                 0.68%                   44%
Year Ended December 31, 2004           $   79,342             0.63%        1.37%                 0.78%                   49%
Year Ended December 31, 2003           $   78,000             0.67%        1.02%                 0.80%                   77%
Year Ended December 31, 2002           $   65,000             0.73%        0.77%                 0.84%                   74%
June 1, 2001 to December 31, 2001(b)   $  132,000             0.72%        0.56%                 0.77%                   33%(h)
Year Ended 5/31/01                     $  128,000             0.77%        0.53%                 0.77%                   72%(h)

DIVERSIFIED FUND(a)
Year Ended December 31, 2005           $  126,285             0.89%        1.86%                 1.04%                  214%
Year Ended December 31, 2004           $  136,990             0.91%        1.65%                 1.11%                  242%
Year Ended December 31, 2003           $  140,000             0.91%        1.42%                 1.09%                  210%
Year Ended December 31, 2002           $  270,000             0.91%        1.72%                 1.08%                  232%
July 1, 2001 to December 31, 2001(c)   $  343,000             0.93%        1.96%                 1.03%                  107%(j)
Year Ended June 30, 2001               $  360,000             0.98%        2.42%                 1.01%                  185%(j)

GROWTH AND INCOME FUND
Year Ended December 31, 2005           $    3,692             0.90%        1.09%                 1.06%                   41%(k)
Year Ended December 31, 2004           $    1,426             0.90%        1.27%                 2.31%                   44%(k)
Year Ended December 31, 2003           $    1,000             0.90%        1.22%                 1.00%                   37%(k)
Year Ended December 31, 2002           $       --(i)          0.90%        1.16%                 1.56%                   70%(k)
November 1, 2001 Through
December 31, 2001(d)                   $    3,000             0.90%        1.02%                 3.34%                    0%(k)
Year Ended October 31, 2001            $    3,000             0.89%        0.93%                 2.07%                   12%(k)


(h) Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in the Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Disciplined Equity Portfolio.
(i)  Amount rounds to less than one thousand.
(j) Prior to September 10, 2001, The Diversified Fund invested all of its investable assets in The Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Diversified Portfolio.
(k) Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the rate of the Growth and Income Portfolio.
(l) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                                           PER SHARE OPERATING PERFORMANCE:
                                     -------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                     DISTRIBUTIONS:
                                               ----------------------------------------  ---------------------------------------
                                                               NET REALIZED
                                     NET ASSET        NET    AND UNREALIZED
                                        VALUE, INVESTMENT             GAINS  TOTAL FROM         NET
                                     BEGINNING     INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  NET REALIZED          TOTAL
                                     OF PERIOD     (LOSS)       INVESTMENTS  OPERATIONS      INCOME         GAINS  DISTRIBUTIONS
U.S. EQUITY FUND(a)
Year Ended December 31, 2005         $   10.97       0.10(c)           0.17        0.27       (0.10)        (0.16)         (0.26)
Year Ended December 31, 2004         $    9.99       0.11(c)           0.97        1.08       (0.10)           --          (0.10)
Year Ended December 31, 2003         $    7.61       0.07(c)           2.39        2.46       (0.08)           --          (0.08)
Year Ended December 31, 2002         $   10.44       0.05             (2.83)      (2.78)      (0.05)           --          (0.05)
June 1, 2001 to December 31, 2001(b) $   11.21       0.03(c)          (0.68)      (0.65)      (0.04)        (0.08)         (0.12)
Year Ended May 31, 2001              $   12.66       0.05             (0.94)      (0.89)      (0.05)        (0.51)         (0.56)


(a) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.
(b)  The Fund changed its fiscal year end from 5/31 to 12/31.
(c)  Calculated based upon average shares outstanding.
(d)  Annualized for periods less than one year.

                                       PER SHARE OPERATING PERFORMANCE:
                                       ---------------------------------
                                                DISTRIBUTIONS:
                                       ---------------------------------
                                              NET ASSET
                                             VALUE, END            TOTAL
                                              OF PERIOD           RETURN (e)(g)
U.S. EQUITY FUND(a)
Year Ended December 31, 2005           $          10.98             2.45%
Year Ended December 31, 2004           $          10.97            10.80%
Year Ended December 31, 2003           $           9.99            32.42%
Year Ended December 31, 2002           $           7.61           (26.62%)
June 1, 2001 to December 31, 2001(b)   $          10.44            (5.76%)
Year Ended May 31, 2001                $          11.21            (7.10%)

                                                                      RATIOS/SUPPLEMENTAL DATA:
                                      -------------------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: (d)
                                                         ----------------------------------------------
                                       NET ASSETS                           NET              EXPENSES
                                           END OF                    INVESTMENT      WITHOUT WAIVERS,             PORTFOLIO
                                           PERIOD               NET      INCOME        REIMBURSEMENTS              TURNOVER
                                      (THOUSANDS)          EXPENSES      (LOSS)  AND EARNINGS CREDITS                  RATE(e)
U.S. EQUITY FUND(a)
Year Ended December 31, 2005          $ 1,340,801              0.78%       0.95%                 0.81%                   83%
Year Ended December 31, 2004          $   339,811              0.79%       1.04%                 0.90%                   82%
Year Ended December 31, 2003          $   312,000              0.79%       0.76%                 0.92%                  101%
Year Ended December 31, 2002          $   225,000              0.79%       0.57%                 0.92%                   83%
June 1, 2001 to December 31, 2001(b)  $   348,000              0.79%       0.44%                 0.85%                   48%(f)
Year Ended May 31, 2001               $   312,000              0.79%       0.41%                 0.79%                   81%(f)


(e)  Not annualized for periods less than one year.
(f) Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.
(g) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                                                           PER SHARE OPERATING PERFORMANCE:
                                     --------------------------------------------------------------------------------------------
                                                          INVESTMENT OPERATIONS:                     DISTRIBUTIONS:
                                               ----------------------------------------  ----------------------------------------
                                                                NET REALIZED
                                     NET ASSET        NET     AND UNREALIZED
                                        VALUE, INVESTMENT              GAINS  TOTAL FROM         NET           NET
                                     BEGINNING     INCOME        (LOSSES) ON  INVESTMENT  INVESTMENT      REALIZED          TOTAL
                                     OF PERIOD     (LOSS)        INVESTMENTS  OPERATIONS      INCOME         GAINS  DISTRIBUTIONS
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005         $   40.42      (0.13)(d)           4.17        4.04           --        (3.10)         (3.10)
Year Ended December 31, 2004         $   38.95      (0.09)(d)           6.77        6.68           --        (5.21)         (5.21)
Year Ended December 31, 2003         $   29.57      (0.21)(d)          10.99       10.78           --        (1.40)         (1.40)
Year Ended December 31, 2002         $   41.26      (0.24)(d)         (11.19)     (11.43)          --        (0.26)         (0.26)
November 1, 2001 Through
December 31, 2001(b)                 $   36.37       0.01               4.88        4.89           --           --             --
Year Ended October 31, 2001          $   48.76         --(c)           (6.91)      (6.91)          --        (5.48)         (5.48)

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005         $   18.89      (0.14)(d)           1.23        1.09           --        (1.33)         (1.33)
Year Ended December 31, 2004         $   17.13      (0.13)(d)           1.89        1.76           --           --             --
Year Ended December 31, 2003         $   12.32      (0.11)(d)           4.92        4.81           --           --             --
Year Ended December 31, 2002         $   15.89      (0.08)             (3.49)      (3.57)          --           --             --
November 1, 2001 Through
December 31, 2001(b)                 $   14.37      (0.02)              1.54        1.52           --           --             --
Year Ended October 31, 2001          $   24.65      (0.21)             (6.69)      (6.90)          --        (3.38)         (3.38)


(a) Prior to September 10, 2001, Capital Growth Fund invested all of its investable assets in the Capital Growth Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of Capital Growth Portfolio.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Amount less than $0.01.
(d)  Calculated based upon average shares outstanding.
(e)  Annualized for periods less than one year.

                                       PER SHARE OPERATING PERFORMANCE:
                                       ---------------------------------
                                                DISTRIBUTIONS:
                                       ---------------------------------
                                              NET ASSET
                                             VALUE, END            TOTAL
                                              OF PERIOD           RETURN
                                                               (EXCLUDES
                                                           SALES CHARGE)(f)(h)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005           $          41.36            10.10%
Year Ended December 31, 2004           $          40.42            17.37%
Year Ended December 31, 2003           $          38.95            36.64%
Year Ended December 31, 2002           $          29.57           (27.71)%
November 1, 2001 Through
December 31, 2001(b)                   $          41.26            13.45%
Year Ended October 31, 2001            $          36.37           (15.20)%

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005           $          18.65             5.70%
Year Ended December 31, 2004           $          18.89            10.27%
Year Ended December 31, 2003           $          17.13            39.04%
Year Ended December 31, 2002           $          12.32           (22.47)%
November 1, 2001 Through
December 31, 2001(b)                   $          15.89            10.58%
Year Ended October 31, 2001            $          14.37           (30.20)%

                                                                      RATIO/SUPPLEMENTAL DATA:
                                       ------------------------------------------------------------------------------------
                                                                  RATIO TO AVERAGE NET ASSETS: (e)
                                                         ----------------------------------------------
                                       NET ASSETS                           NET              EXPENSES
                                           END OF                    INVESTMENT      WITHOUT WAIVERS,             PORTFOLIO
                                           PERIOD               NET      INCOME        REIMBURSEMENTS              TURNOVER
                                      (THOUSANDS)          EXPENSES      (LOSS)  AND EARNINGS CREDITS                  RATE(f)
CAPITAL GROWTH FUND(a)
Year Ended December 31, 2005           $  275,518              0.90%      (0.33)%                0.90%                  119%
Year Ended December 31, 2004           $   43,000              0.93%      (0.21)%                1.30%                  122%
Year Ended December 31, 2003           $    4,000              0.93%      (0.63)%                1.54%                   68%
Year Ended December 31, 2002           $    2,000              0.93%      (0.71)%                1.26%                   93%
November 1, 2001 Through
December 31, 2001(b)                   $    3,000              0.93%       0.01%                 2.06%                    2%
Year Ended October 31, 2001            $    3,000              0.93%      (0.01)%                1.18%                   43%

DYNAMIC SMALL CAP FUND
Year Ended December 31, 2005           $   21,753              1.10%      (0.77)%                1.43%                  143%
Year Ended December 31, 2004           $   10,000              1.10%      (0.74)%                1.32%                  112%
Year Ended December 31, 2003           $   16,000              1.10%      (0.79)%                1.28%                   55%
Year Ended December 31, 2002           $   12,000              1.10%      (0.79)%                1.22%                   52%
November 1, 2001 Through
December 31, 2001(b)                   $    8,000              1.10%      (0.82)%               10.33%(g)                 8%
Year Ended October 31, 2001            $      203              1.12%      (0.76)%               12.21%(g)                57%


(f)  Not annualized for periods less than one year.
(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SELECT CLASS


                                                            PER SHARE OPERATING PERFORMANCE:
                              ----------------------------------------------------------------------------------------
                                                  INVESTMENT OPERATIONS:                     DISTRIBUTIONS:
                                         ----------------------------------------  -----------------------------------
                                                         NET REALIZED
                              NET ASSET         NET    AND UNREALIZED
                                 VALUE,  INVESTMENT             GAINS  TOTAL FROM         NET       NET
                              BEGINNING      INCOME       (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                              OF PERIOD      (LOSS)       INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
MID CAP EQUITY FUND
Year Ended December 31, 2005  $   33.30        0.10(c)           3.09        3.19       (0.09)    (3.53)         (3.62)
Year Ended December 31, 2004  $   31.18        0.14              5.85        5.99       (0.14)    (3.73)         (3.87)
Year Ended December 31, 2003  $   24.39        0.13              7.71        7.84       (0.13)    (0.92)         (1.05)
Year Ended December 31, 2002  $   29.51        0.13             (4.07)      (3.94)      (0.13)    (1.05)         (1.18)
November 1, 2001 Through
December 31, 2001(a)          $   26.17        0.02              3.43        3.45       (0.02)    (0.09)         (0.11)
Year Ended October 31, 2001   $   37.85        0.12             (5.30)      (5.18)      (0.12)    (6.38)         (6.50)

MID CAP VALUE FUND
Year Ended December 31, 2005  $   22.18        0.18(c)           1.85        2.03       (0.16)    (0.61)         (0.77)
Year Ended December 31, 2004  $   18.70        0.12(c)           3.74        3.86       (0.07)    (0.31)         (0.38)
Year Ended December 31, 2003  $   14.48        0.12(c)           4.27        4.39       (0.06)    (0.11)         (0.17)
Year Ended December 31, 2002  $   14.14        0.14(c)           0.27        0.41       (0.06)    (0.01)         (0.07)
October 31, 2001(b) Through
December 31, 2001             $   13.48        0.01(c)           1.49        1.50       (0.09)    (0.75)         (0.84)

SMALL CAP CORE FUND(d)
Year Ended December 31, 2005  $   43.46        0.18              1.52        1.70       (0.19)    (0.98)         (1.17)
Year Ended December 31, 2004  $   44.39        0.09              9.51        9.60       (0.07)   (10.46)        (10.53)
Year Ended December 31, 2003  $   33.35        0.02             11.70       11.72       (0.01)    (0.67)         (0.68)
Year Ended December 31, 2002  $   40.46        0.04             (6.86)      (6.82)      (0.03)    (0.26)         (0.29)
November 1, 2001 Through
December 31, 2001(a)          $   36.65        0.01              3.81        3.82       (0.01)       --          (0.01)
Year Ended October 31, 2001   $   51.12        0.10             (7.61)      (7.51)      (0.14)    (6.82)         (6.96)


(a)  The Fund changed its fiscal year end from 10/31 to 12/31.
(b)  Commencement of offering of class of shares.
(c)  Calculated based upon average shares outstanding.
(d)  Prior to February 19, 2005, the Fund was named Trust Small Cap Equity.
(e)  Annualized for periods less than one year.

                               PER SHARE OPERATING PERFORMANCE:
                              ----------------------------------
                                        DISTRIBUTIONS:
                              ----------------------------------
                                                          TOTAL
                               NET ASSET                 RETURN
                              VALUE, END              (EXCLUDES
                               OF PERIOD   SALES CHARGE) (f)(h)
MID CAP EQUITY FUND
Year Ended December 31, 2005  $    32.87            9.61%
Year Ended December 31, 2004  $    33.30           19.36%
Year Ended December 31, 2003  $    31.18           32.29%
Year Ended December 31, 2002  $    24.39          (13.39)%
November 1, 2001 Through
December 31, 2001(a)          $    29.51           13.20%
Year Ended October 31, 2001   $    26.17          (15.27)%

MID CAP VALUE FUND
Year Ended December 31, 2005  $    23.44            9.16%
Year Ended December 31, 2004  $    22.18           20.67%
Year Ended December 31, 2003  $    18.70           30.34%
Year Ended December 31, 2002  $    14.48            2.90%
October 31, 2001(b) Through
December 31, 2001             $    14.14           11.18%

SMALL CAP CORE FUND(d)
Year Ended December 31, 2005  $    43.99            3.90%
Year Ended December 31, 2004  $    43.46           22.31%
Year Ended December 31, 2003  $    44.39           35.20%
Year Ended December 31, 2002  $    33.35          (16.94)%
November 1, 2001 Through
December 31, 2001(a)          $    40.46           10.42%
Year Ended October 31, 2001   $    36.65          (15.47)%

                                                             RATIOS/SUPPLEMENTAL DATA:
                                   ---------------------------------------------------------------------------
                                                       RATIOS TO AVERAGE NET ASSETS: (e)
                                                  ------------------------------------------
                                          NET
                                       ASSETS,                     NET              EXPENSES
                                        END OF              INVESTMENT      WITHOUT WAIVERS,         PORTFOLIO
                                        PERIOD         NET      INCOME        REIMBURSEMENTS          TURNOVER
                                    (THOUSANDS)   EXPENSES      (LOSS)  AND EARNINGS CREDITS          RATE (f)
MID CAP EQUITY FUND
Year Ended December 31, 2005       $   268,582        0.90%       0.29%                 1.08%           99%
Year Ended December 31, 2004       $   227,000        0.90%       0.32%                 1.14%          102%
Year Ended December 31, 2003       $   194,000        0.90%       0.48%                 1.14%           62%
Year Ended December 31, 2002       $   139,000        0.77%       0.51%                 1.14%           84%
November 1, 2001 Through
December 31, 2001(a)               $   155,000        0.60%       0.38%                 1.15%            2%
Year Ended October 31, 2001        $   133,000        0.55%       0.38%                 1.15%           55%

MID CAP VALUE FUND
Year Ended December 31, 2005       $ 1,222,881        1.00%       0.80%                 1.13%           45%
Year Ended December 31, 2004       $   485,000        1.00%       0.60%                 1.20%           41%
Year Ended December 31, 2003       $    76,000        1.00%       0.74%                 1.24%           32%
Year Ended December 31, 2002       $    14,000        1.00%       0.96%                 1.71%           51%
October 31, 2001(b) Through
December 31, 2001                  $        11        0.99%       0.58%                 3.68%(g)        15%

SMALL CAP CORE FUND(d)
Year Ended December 31, 2005       $   815,905        0.80%       0.39%                 1.06%           37%
Year Ended December 31, 2004       $   904,000        0.64%       0.25%                 1.12%          170%
Year Ended December 31, 2003       $   386,000        0.60%       0.04%                 1.10%           48%
Year Ended December 31, 2002       $   259,000        0.51%       0.10%                 1.11%           52%
November 1, 2001 Through
December 31, 2001(a)               $   317,000        0.40%       0.09%                 1.12%            7%
Year Ended October 31, 2001        $   299,000        0.34%       0.28%                 1.13%           50%


(f)  Not annualized for periods less than one year.
(g) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

SELECT CLASS


                                                             PER SHARE OPERATING PERFORMANCE:
                              -----------------------------------------------------------------------------------------
                                                     INVESTMENT OPERATIONS:                   DISTRIBUTIONS:
                                         -----------------------------------------  -----------------------------------
                                                          NET REALIZED
                              NET ASSET         NET     AND UNREALIZED
                                 VALUE,  INVESTMENT              GAINS  TOTAL FROM         NET       NET
                              BEGINNING      INCOME        (LOSSES) ON  INVESTMENT  INVESTMENT  REALIZED          TOTAL
                              OF PERIOD      (LOSS)        INVESTMENTS  OPERATIONS      INCOME     GAINS  DISTRIBUTIONS
SMALL CAP EQUITY FUND
Year Ended December 31, 2005  $   27.96        0.05(c)            3.58        3.63          --     (3.42)         (3.42)
Year Ended December 31, 2004  $   25.18       (0.05)(c)           6.66        6.61          --     (3.83)         (3.83)
Year Ended December 31, 2003  $   18.37       (0.04)(c)           6.85        6.81          --        --             --
Year Ended December 31, 2002  $   22.25       (0.04)(c)          (3.71)      (3.75)         --     (0.13)         (0.13)
November 1, 2001 Through
December 31, 2001(b)          $   20.27       (0.01)(c)           1.99        1.98          --        --             --
Year Ended October 31, 2001   $   28.52       (0.10)             (4.26)      (4.36)         --     (3.89)         (3.89)

U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005  $   13.78        0.02               0.57        0.59       (0.01)    (1.42)         (1.43)
Year Ended December 31, 2004  $   13.90       (0.03)(c)           1.91        1.88          --     (2.00)         (2.00)
Year Ended December 31, 2003  $    9.97        0.02(c)            3.94        3.96       (0.03)       --          (0.03)
Year Ended December 31, 2002  $   12.57        0.03              (2.60)      (2.57)      (0.03)       --          (0.03)
June 1, 2001 Through
December 31, 2001(d)          $   13.43        0.04(c)           (0.79)      (0.75)      (0.05)    (0.06)         (0.11)
Year Ended May 31, 2001       $   14.45        0.05               0.04        0.09       (0.03)    (1.08)         (1.11)

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005             $   15.00        0.15(c)            1.01        1.16       (0.07)    (0.18)         (0.25)


(a) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
(b)  The Fund changed its fiscal year end from 10/31 to 12/31.
(c)  Calculated based upon average shares outstanding.
(d)  The Fund changed its fiscal year end from 5/31 to 12/31.
(e)  Commencement of offering of class of shares.
(f)  Annualized for periods less than one year.

                               PER SHARE OPERATING PERFORMANCE:
                              ---------------------------------
                                                  TOTAL
                              NET ASSET          RETURN
                              VALUE, END      (EXCLUDES
                              OF PERIOD   SALES CHARGE) (g)(i)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005  $    28.17          12.98%
Year Ended December 31, 2004  $    27.96          26.81%
Year Ended December 31, 2003  $    25.18          37.07%
Year Ended December 31, 2002  $    18.37         (16.87)%
November 1, 2001 Through
December 31, 2001(b)          $    22.25           9.77%
Year Ended October 31, 2001   $    20.27         (16.19)%

U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005  $    12.94           4.18%
Year Ended December 31, 2004  $    13.78          13.73%
Year Ended December 31, 2003  $    13.90          39.72%
Year Ended December 31, 2002  $     9.97         (20.48)%
June 1, 2001 Through
December 31, 2001(d)          $    12.57          (5.56)%
Year Ended May 31, 2001       $    13.43           0.75%

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005             $    15.91           7.71%

                                                   RATIOS/SUPPLEMENTAL DATA:
                              -------------------------------------------------------------------
                                                 RATIOS TO AVERAGE NET ASSETS: (f)
                                           -------------------------------------------
                              NET ASSETS,                   NET               EXPENSES
                                   END OF            INVESTMENT       WITHOUT WAIVERS,  PORTFOLIO
                                   PERIOD       NET      INCOME         REIMBURSEMENTS   TURNOVER
                              (THOUSANDS)  EXPENSES      (LOSS)   AND EARNINGS CREDITS       RATE (g)
SMALL CAP EQUITY FUND
Year Ended December 31, 2005  $   243,437      0.85%       0.18%                  1.14%        70%
Year Ended December 31, 2004  $   211,000      0.85%      (0.17)%                 1.11%        44%
Year Ended December 31, 2003  $   636,000      0.85%      (0.22)%                 1.12%        38%
Year Ended December 31, 2002  $   502,000      0.85%      (0.22)%                 1.09%        51%
November 1, 2001 Through
December 31, 2001(b)          $   532,000      0.88%      (0.31)%                 1.10%         6%
Year Ended October 31, 2001   $   390,000      0.88%      (0.30)%                 1.12%        47%

U.S. SMALL COMPANY FUND(a)
Year Ended December 31, 2005  $   102,003      1.01%       0.18%                  1.14%        32%
Year Ended December 31, 2004  $   119,000      1.01%      (0.18)%                 1.15%       129%
Year Ended December 31, 2003  $   156,000      1.01%       0.15%                  1.11%        78%
Year Ended December 31, 2002  $   199,000      1.01%       0.23%                  1.10%        90%
June 1, 2001 Through
December 31, 2001(d)          $   286,000      1.01%       0.39%                  1.04%        48%(h)
Year Ended May 31, 2001       $   296,000      1.01%       0.35%                  1.01%       110%(h)

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005             $     3,107      1.00%       1.14%                  1.87%        90%


(g)  Not annualized for periods less than one year.
(h) Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.
(i) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

  LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION AFFECTING FUNDS
       THAT ACQUIRED ASSETS FROM A FORMER SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust
I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND

FUND                                   CLASS               NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------              ------              -----------------    -------------------
JPMorgan U.S. Equity Fund              Select                     0.79                   0.81

NON-REDUCED RATE FUND

FUND                                   CLASS               NET EXPENSE RATIO    GROSS EXPENSE RATIO
-------------------------              ------              -----------------    -------------------
JPMorgan Diversified Fund              Select                     0.89                   1.03

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 1, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND

                                                SELECT CLASS
                       ------------------------------------------------------------
                                             GROSS            NET             NET
                          ANNUAL           CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED              COSTS              RETURN          RETURN          RETURN
------------------     ------------        ----------      ----------        ------
April 30, 2007         $         81           5.00%           4.21%           4.21%
April 30, 2008         $         86          10.25%           8.58%           4.19%
April 30, 2009         $         90          15.76%          13.13%           4.19%
April 30, 2010         $         94          21.55%          17.87%           4.19%
April 30, 2011         $         97          27.63%          22.80%           4.19%
April 30, 2012         $        102          34.01%          27.95%           4.19%
April 30, 2013         $        106          40.71%          33.31%           4.19%
April 30, 2014         $        110          47.75%          38.90%           4.19%
April 30, 2015         $        115          55.13%          44.72%           4.19%
April 30, 2016         $        120          62.89%          50.78%           4.19%

JPMORGAN DIVERSIFIED FUND

                                                SELECT CLASS
                       ------------------------------------------------------------
                                             GROSS            NET             NET
                          ANNUAL           CUMULATIVE      CUMULATIVE        ANNUAL
PERIOD ENDED              COSTS              RETURN          RETURN          RETURN
------------------     ------------        ----------      ----------        ------
April 30, 2007         $         91           5.00%           4.11%           4.11%
April 30, 2008         $        109          10.25%           8.24%           3.97%
April 30, 2009         $        114          15.76%          12.54%           3.97%
April 30, 2010         $        118          21.55%          17.01%           3.97%
April 30, 2011         $        123          27.63%          21.65%           3.97%
April 30, 2012         $        128          34.01%          26.48%           3.97%
April 30, 2013         $        133          40.71%          31.50%           3.97%
April 30, 2014         $        138          47.75%          36.73%           3.97%
April 30, 2015         $        144          55.13%          42.15%           3.97%
April 30, 2016         $        149          62.89%          47.80%           3.97%

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

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

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

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102

1-202-551-8090

EMAIL: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File Number for each of the Funds except Growth Advantage Fund and Mid Cap Value Fund is 811-21295

Investment Company Act File Number for Mid Cap Value Fund is 811-8189

Investment Company Act File Number for Growth Advantage Fund is 811-5526


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006

PR-EQS-506

[JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS MAY 1, 2006

JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES

JPMORGAN DISCIPLINED EQUITY FUND
JPMORGAN DIVERSIFIED FUND
JPMORGAN MID CAP VALUE FUND*
JPMORGAN U.S. EQUITY FUND
JPMORGAN U.S. SMALL COMPANY FUND*
JPMORGAN VALUE ADVANTAGE FUND
JPMORGAN VALUE OPPORTUNITIES FUND

* CLOSED TO NEW INVESTORS. ADDITIONAL AND NEW INVESTMENTS ARE PERMITTED AS DESCRIBED IN THE SECTION ENTITLED "HOW TO DO BUSINESS WITH THE FUNDS - PURCHASING FUND SHARES."

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS

JPMorgan Disciplined Equity Fund                                              1

JPMorgan Diversified Fund                                                     7

JPMorgan Mid Cap Value Fund                                                  14

JPMorgan U.S. Equity Fund                                                    20

JPMorgan U.S. Small Company Fund                                             26

JPMorgan Value Advantage Fund                                                32

JPMorgan Value Opportunities Fund                                            37

The Funds' Management and Administration                                     42

How to Do Business with the Funds                                            45

   Purchasing Fund Shares                                                    45

   Networking and Sub-Transfer Agency Fees                                   49

   Exchanging Fund Shares                                                    49

   Redeeming Fund Shares                                                     50

Shareholder Information                                                      52

   Distributions and Taxes                                                   52

   Shareholder Statements and Reports                                        53

   Availability of Proxy Voting Record                                       53

   Portfolio Holdings Disclosure                                             53

Risk and Reward Elements                                                     54

Legal Proceedings Relating to Banc One Investment Advisors
Corporation and Certain of its Affiliates                                    60

Financial Highlights                                                         62

Appendix A--Legal Proceedings and Additional Fee and
Expense Information                                                          66

How To Reach Us                                                      BACK COVER

JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's Corporation (S&P) 500 Index.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund does not look to overweight or underweight sectors relative to the S&P 500 Index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500 Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 Index over the long term with virtually the same level of volatility.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with potential for higher risk and return to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998                     32.35%
1999                     18.32%
2000                    -10.87%
2001                    -11.71%
2002                    -24.76%
2003                     29.60%
2004                     11.23%
2005                      3.84%

BEST QUARTER 4th quarter, 1998               22.85%
WORST QUARTER 3rd quarter, 2002             -17.74%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*,(1)


                                                                PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    3.84          (0.11)           6.97
Return After Taxes on Distributions                                    3.64          (0.39)           6.27
Return After Taxes on Distributions and Sale of Fund Shares            2.75          (0.21)           5.73

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.91           0.54            6.98

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      5.72          (0.39)           6.04

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/3/97 (commencement of operations) to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1) The Fund commenced operations on 1/3/97. Performance for the indexes is from 1/31/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                                                       0.25
DISTRIBUTION (RULE 12b-1) FEES                                                                        NONE
SHAREHOLDER SERVICE FEES                                                                              0.10
OTHER EXPENSES(1)                                                                                     0.16
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                       0.51
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                            (0.06)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                       0.45


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.45% of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              46         158         279         635

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of equity and fixed income investments, based on the following model allocation:

-  30%-60% medium- and large-cap U.S. equity securities

-  25%-50% U.S. and foreign fixed income securities

-  0%-20% foreign equity securities

-  0%-20% small-cap U.S. equity securities

The adviser, JPMIM, may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), S&P, Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if unrated, that are deemed by the adviser to be of comparable quality. Non-investment grade securities are sometimes called junk bonds.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the equity portion of the Fund, the adviser employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the adviser's findings.

On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The strategists closely monitor the Fund and make tactical adjustments as necessary.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets. The Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund's yield on those securities would be decreased.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Securities rated in the lowest investment grade category by Moody's, S&P, Fitch or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

The Fund may also invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The Fund's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of S&P 500 (60%) and Lehman Brothers Aggregate Bond (40%) indexes. In the past, the Fund Benchmark consisted of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (10%) indexes ("Former Fund Benchmark"). A comparison of the Fund's performance to the Fund's Former Benchmark is also presented in the table. The adviser believes that the new Fund Benchmark is more appropriate because it more accurately reflects the Fund's investment strategy.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996                     13.68%
1997                     18.89%
1998                     18.60%
1999                     14.23%
2000                     -3.97%
2001                     -5.54%
2002                    -13.00%
2003                     21.20%
2004                      9.55%
2005                      4.54%

BEST QUARTER 4th quarter, 1998               13.48%
WORST QUARTER 3rd quarter, 2002             -10.95%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/96.

(1) The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    4.54           2.67            7.21
Return After Taxes on Distributions                                    4.02           2.03            5.56
Return After Taxes on Distributions and Sale of Fund Shares            3.22           1.94            5.31

FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.00           2.99            8.25

FORMER FUND BENCHMARK^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    5.03           3.39            8.12

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.91           0.54            9.07

LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      5.20           3.51            7.58

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 1/1/96.

^  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                                                       0.55
DISTRIBUTION (RULE 12b-1) FEES                                                                        NONE
SHAREHOLDER SERVICE FEES                                                                              0.10
OTHER EXPENSES(1)                                                                                     0.23
----------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                       0.88
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                            (0.23)
----------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                       0.65


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.65% of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              66         258         465       1,063

JPMORGAN MID CAP VALUE FUND

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell Midcap(R) Value Index, a broad-based market index, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998                     19.77%
1999                     13.87%
2000                     35.28%
2001                      9.91%
2002                      3.23%
2003                     30.62%
2004                     20.99%
2005                      9.42%

BEST QUARTER 4th quarter, 1998               17.96%
WORST QUARTER 3rd quarter, 1998             -11.06%

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005(1)


                                                                PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
---------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    9.42          14.43          17.83
Return After Taxes on Distributions                                    8.70          13.68          15.68
Return After Taxes on Distributions and Sale of Fund Shares            6.70          12.28          14.51

RUSSELL MIDCAP(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   12.65          12.21          10.92

LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      8.76          10.49           9.11

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) The Fund commenced operations on 11/13/97. Performance for the indexes is from 11/30/97.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                                                                      0.65
DISTRIBUTION (RULE 12b-1) FEES                                                                       NONE
SHAREHOLDER SERVICE FEES                                                                             0.10
OTHER EXPENSES(1)                                                                                    0.22
---------------------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                                                      0.97
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                                                           (0.22)
---------------------------------------------------------------------------------------------------------
NET EXPENSES(2)                                                                                      0.75


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of Institutional Class Shares and your actual costs may be higher or lower.

                                      1 YEAR     3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)              77         287         515       1,170

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500 Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500 Index. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500 Index, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996                     21.22%
1997                     28.58%
1998                     24.79%
1999                     14.88%
2000                     -6.37%
2001                     -9.30%
2002                    -26.50%
2003                     32.63%
2004                     10.96%
2005                      2.62%

BEST QUARTER 4th quarter, 1998               21.46%
WORST QUARTER 3rd quarter, 2002             -18.07%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    2.62            0.14            7.73
Return After Taxes on Distributions                                    2.24           (0.10)           5.35
Return After Taxes on Distributions and  Sale of Fund Shares           2.22            0.05            5.61

S&P 500 INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.91            0.54            9.07

LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      5.72           (0.39)           7.86

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                           0.40
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES(1)                                         0.16
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.66
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.02)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.64


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.64% of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            65         209        366        821

JPMORGAN U.S. SMALL COMPANY FUND

Currently, the Fund is publicly offered on a limited basis. (See "Purchasing Fund Shares -- What does it mean that the Fund is publicly offered on a limited basis?" for more information.)

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Fund focuses on those stocks that it considers most attractive. Stocks become candidates for sale when they appear unattractive or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Fund may invest any portion of its Assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and

Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Fund invests may be more volatile and may be subject to higher risk of nonpayment.

The values of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1996        20.84%
1997        22.70%
1998        -5.28%
1999        44.30%
2000        -9.59%
2001        -8.85%
2002       -20.36%
2003        40.03%
2004        13.82%
2005         4.18%

BEST QUARTER 4th quarter, 1999                34.75%
WORST QUARTER 3rd quarter, 2001              -22.61%

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                PAST 1 YEAR    PAST 5 YEARS  PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    4.18            3.81            8.25
Return After Taxes on Distributions                                    2.19            2.92            6.47
Return After Taxes on Distributions and Sale of Fund Shares            4.45            3.13            6.42

RUSSELL 2000(R) INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    4.55            8.22            9.26

LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                      7.55            9.19           10.80

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 1/1/96 to 9/10/01 (date Institutional Class Shares were launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares).

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                           0.60
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES(1)                                         0.26
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           0.96
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (0.13)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.83


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and the Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.83% of their average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            85         293        518      1,166

JPMORGAN VALUE ADVANTAGE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term total return from a combination of income and capital gains.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities across all market capitalizations. Market capitalization is the total market value of a company's shares. Although the Fund may invest in securities of companies across all market capitalizations, it may at any given time invest a significant portion of its assets in companies of one particular market capitalization category, such as large-capitalization companies, when the adviser, JPMIM, believes such companies offer attractive opportunities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants and rights to buy common stocks.

The Fund may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments, for risk management and to increase the Fund's income or gain.

The Fund may invest up to 10% of its assets in high yield securities, which are below investment grade (junk bonds).

The Fund may invest up to 10% of its assets in initial public offerings.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Trustees may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

The adviser, JPMIM, uses a "bottom-up" approach in constructing the Fund's portfolio, investing in quality businesses whose stock prices appear to be undervalued. Quality businesses are generally expected to have a strong competitive position, low business cyclicality, high returns, and strong management. The strength of the management team is usually evaluated based on its historic ability to create shareholder value through effective capital allocation.

In determining whether an investment is undervalued, the adviser evaluates quantitative measures that may include, but are not limited to, Price/Earnings ratios, Free Cash Flow yield, Enterprise Value analysis, and Sum-of-the-Parts analysis. Investments are typically sold from the Fund's portfolio when the adviser believes a stock is no longer undervalued, the operating performance underlying the business deteriorates from the adviser's expectations, or additional investment opportunities with high expected returns emerge to crowd-out existing portfolio holdings with lower expected returns.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Although the Fund may invest in equity investments of all companies across all market capitalizations, the Fund's risks increase as it invests more heavily in smaller companies which may cause its share price changes to become more sudden or more erratic. This occurs because the securities of smaller companies are likely to fluctuate more dramatically than the securities of larger companies and may trade less frequently and in smaller volumes than securities of larger, more established companies, which may lead to more volatility in the prices of the securities. Smaller companies also may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Fund may invest in non-investment grade bonds, also known as high yield securities or junk bonds. These securities are considered to be high risk investments, are speculative with respect to the capacity to pay interest and repay principal and may be issued by companies that are highly leveraged, less creditworthy or financially distressed. These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield securities.

The volume of initial public offerings and the levels at which the newly issued stocks trade in the secondary market are affected by the performance of the stock market overall. If initial public offerings are brought to the market, availability may be limited and the Fund may not be able to buy any shares at the offering price, or if it is able to buy shares, it may not be able to buy as many shares at the offering price as it would like. In addition, the prices of securities involved in initial public offerings are often subject to greater and more unpredictable price changes than more established stocks.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns. In addition, the Fund may use derivatives for non-hedging purposes which increases the Fund's potential for loss.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long term goal such as retirement

- want to add an investment which crosses all levels of market capitalization and seek value potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

The Fund commenced operations on 2/28/05 and therefore has no reportable performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses for Institutional Class Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)

(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                           0.65
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  0.10
OTHER EXPENSES(1)                                         2.26
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                           3.01
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                (2.26)
--------------------------------------------------------------
NET EXPENSES(2)                                           0.75


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, the Fund's Administrator and Distributor agree that they will waive fees or reimburse the Fund to the extent that total annual operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.75% of its average daily net assets through 4/30/07. In addition, the Fund's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            77         717      1,383      3,167

JPMORGAN VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a detailed discussion of the Fund's main risks, as well as Fund strategies, please see pages 54-59.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest in shares of investment companies, including shares of affiliated money market funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may invest in mortgage-related securities issued by government entities and private issuers.

The Fund may invest any portion of its assets that is not in equity securities in high-quality money market instruments and repurchase agreements.

The Fund's Board of Directors may change any of these investment policies without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Fund should understand that:

-  There is no assurance that the Fund will meet its investment objective.

-  The Fund does not represent a complete investment program.

FREQUENCY OF TRADING

How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund's share price is lower than when you invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic than those of large-capitalization companies.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

If the Fund invests in shares of another investment company, shareholders would bear not only their proportionate share of the Fund's expenses, but also similar expenses of the investment company.

The Fund's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage-related securities to changes in interest rates, the performance of the Fund may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Fund, including the well-known Fannie Mae and Freddie Mac, is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.

Repurchase agreements involve some risk to the Fund if the other party does not meet its obligation under the agreement.

If the Fund invests a substantial portion of its assets in money market instruments and repurchase agreements and debt securities, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential returns.

The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund's returns.

WHO MAY WANT TO INVEST

The Fund is designed for investors who:

-  are pursuing a long-term goal such as retirement

- want to add an investment with growth potential to further diversify a portfolio

- want a fund that seeks to outperform the markets in which it invests over the long term

The Fund is NOT designed for investors who:

- want a fund that pursues market trends or focuses only on particular industries or sectors

-  require regular income or stability of principal

-  are pursuing a short-term goal or investing emergency reserves

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Shares for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2002       -12.54%
2003        32.63%
2004        17.14%
2005         4.11%

BEST QUARTER 2nd quarter, 2003                     18.19%
WORST QUARTER 3rd quarter, 2002                   -15.91%

* The performance for the period before Institutional Class Shares were launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Class A Shares. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2005*


                                                                    PAST 1 YEAR   LIFE OF FUND
----------------------------------------------------------------------------------------------
Return Before Taxes                                                        4.11           9.06
Return After Taxes on Distributions                                        3.34           6.56
Return After Taxes on Distributions and Sale of Fund Shares                3.06           7.05

RUSSELL 1000(R) VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                        7.05           8.19

LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                          6.26           5.17

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* The performance for the period before Institutional Class Shares were launched on 12/31/04 is based on the performance of Class A Shares of the Fund, which are not offered in this prospectus. The actual returns of Institutional Class Shares would have been different than shown because Institutional Class Shares have different expenses than Class A Shares. On December 31, 2001, the Fund changed its name, investment objective, certain investment policies and restrictions, as well as its adviser. Prior to that time, the Fund operated as The Growth Fund of Washington. In view of the change of adviser and other changes noted, the Fund's performance record prior to 2002 is not considered pertinent for investors considering whether to purchase shares of the Fund.

^    Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of Institutional Class Shares before and after reimbursements are shown below. The tables below do not reflect charges or credits which you might incur if you invest through a Financial Intermediary.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)

MANAGEMENT FEES                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                             NONE
SHAREHOLDER SERVICE FEES                                   0.10
OTHER EXPENSES(1)                                          0.24
---------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                            0.84
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)                 (0.19)
---------------------------------------------------------------
NET EXPENSES(2)                                            0.65


(1) "Other Expenses" have been calculated based on the actual other expenses incurred in the most recent fiscal year, except that these expenses are restated to reflect several new fee arrangements with fund service providers which were implemented during the last fiscal year, but which were not in place for the entire fiscal year.

(2) Reflects a written agreement pursuant to which JPMIM, JPMDS, and Business Manager agree that they will waive fees or reimburse the Fund to the extent total operating expenses of the Institutional Class Shares (excluding interest, taxes and extraordinary expenses) exceed 0.65% of average daily net assets through 4/30/07. In addition the Fund's other service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE

The example below is intended to help you compare the cost of investing in Institutional Class Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  net expenses through 4/30/07 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Institutional Class Shares and your actual costs may be higher or lower.

                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)                            66         249        447      1,020

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Funds, except for the Mid Cap Value Fund and the Value Opportunities Fund, are series of JPMorgan Trust I, a Delaware statutory trust. The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of the trust and the directors of each corporation are responsible for overseeing all business activities.

Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of shares representing interests in the same investment portfolio.

Each class in a multiple class fund can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class could offer access to a Fund on different terms than another class. Certain classes may be more appropriate for a particular investor.

Each Fund may issue other classes of shares that have different expense levels and performance and different requirements for who may invest. Call 1-800-480-4111 to obtain more information concerning all of the Funds' other share classes. A Financial Intermediary who receives compensation for selling Fund shares may receive a different amount of compensation for sales of different classes of shares.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser to the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 245 Park Avenue, New York, NY 10167.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/05, the adviser was paid management fees (net of waivers), as shown below as a percentage of average daily net assets as follows:


FUND                                          %
DISCIPLINED EQUITY FUND                    0.25
DIVERSIFIED FUND                           0.44
MID CAP VALUE FUND                         0.54
U.S. EQUITY FUND                           0.40
U.S. SMALL COMPANY FUND                    0.57
VALUE ADVANTAGE FUND                       0.34*
VALUE OPPORTUNITIES FUND                   0.50


* Reflects the amount paid during the period after the Fund commenced operations on 2/28/05.

A discussion of the basis the trustees of the Trust and the directors of each corporation used in reapproving the investment advisory agreements for the Funds is available in the annual report for the most recent fiscal year ended December 31 (for Value Opportunities Fund, in the semi-annual report for the period ended June 30).

THE PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND

The portfolio management team is led by Terance Chen, Vice President of JPMIM and a CFA charterholder, and Raffaele Zingone, Vice President of JPMIM and a CFA charterholder. Mr. Chen is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1994, Mr. Chen was a quantitative equity analyst prior to his current position. Mr. Zingone is a portfolio manager in the U.S. Equity Group. A JPMIM employee since 1991, Mr. Zingone was a research analyst following the aerospace, environmental, and diversified manufacturing sectors prior to his current position.

DIVERSIFIED FUND

Anne Lester, Vice President of JPMIM, is the primary portfolio manager for the Diversified Fund. In that capacity, Ms. Lester, together with Patrik Jakobson, Managing Director of JPMIM, and a team of portfolio managers and analysts manage the portfolio construction, investment strategy selection and asset allocation processes for the overall portfolio, which comprises underlying equity and fixed income strategies. Prior to managing the Diversified Fund, Ms. Lester, an employee since 1992, worked in the Product Development Group. She joined the firm's Milan office in 1992, where she was a fixed income and currency trader and portfolio manager. Mr. Jakobson, who has been with JPMIM since 1987, is responsible for managing global asset allocation portfolios. The underlying large cap equity portion of the Diversified Fund is managed by Messrs. Chan and Zingone and Thomas Luddy. Information with respect to both Mr. Chen and Mr. Zingone is discussed earlier in this prospectus. Information with respect to Mr. Luddy is provided hereafter under the heading "U.S. Equity Fund." The underlying small cap portion of the Diversified Fund is managed by Christopher T. Blum, information with respect to whom is provided hereafter under the heading "U.S. Small Company Fund." The underlying international equities portion of the Diversified Fund is managed by Jeroen Huysinga. Mr.Huysinga is a Managing Director of JPMIM and has been an employee of JPMIM and its affiliates since 1997. The underlying fixed income portion of the Diversified Fund is managed by Scott Grimshaw and Timothy Neumann. Mr. Grimshaw, a CFA charterholder, is part of the Taxable Bond Team for JPMIM since 2004 and is also a part of the Taxable Bond Team for JPMorgan Investment Advisors Inc. Prior to his current role, Mr. Grimshaw served as a senior fixed income analyst and portfolio manager with JPMorgan Investment Advisors Inc. and its affiliates. Mr. Neumann, Managing Director and a CFA charterholder, is the head of Portfolio Management and lead portfolio manager for Core Investment Grade and Core Plus strategies, working with the Macro team and sector teams to deliver account-specific portfolio strategies. He has been an employee of JPMIM since 1997 and has been in the fixed income asset management business since 1986.

MID CAP VALUE FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM, Lawrence E. Playford, Vice President of JPMIM and a CFA charterholder and Gloria Fu, Vice President and CFA charterholder. Mr. Simon has worked with various affiliates of the JPMIM since 1980 and has been a portfolio manager since 1986.

Mr. Playford has worked with various affiliates of JPMIM since 1993. Ms. Fu is a research analyst in the U.S. Equity Group focusing predominantly on consumer companies. An employee since 2002, Ms. Fu previously worked at JPMorgan Securities as a sell-side analyst focusing on the gaming and lodging industries. She also worked as a sell-side analyst for Robertson Stephens, Inc. from 2000 to 2002 covering the gaming and lodging industry.

U.S. EQUITY FUND

The portfolio management team is led by Thomas Luddy and includes Susan Bao. Mr. Luddy is a Managing Director of JPMIM and a CFA charterholder. An employee since 1976, Mr. Luddy has held numerous key positions in the firm, including Global Head of Equity, Head of Equity Research and Chief Investment Officer. He began as an equity research analyst, becoming a portfolio manager in 1982 and has managed portfolios in his various roles for most of the past 18 years. Ms. Bao is a Vice President of JPMIM and has been an employee of JPMIM since 1997.

U.S. SMALL COMPANY FUND

The portfolio management team is led by a Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, and Dennis S. Ruhl, Vice President of JPMIM and CFA charterholder. Mr. Blum has been an employee of JPMIM or one of its affiliates since 2001. Previously, Mr. Blum worked for Pomona Capital in the valuation and acquisition of private equity assets. Mr. Ruhl has been an employee of JPMIM or one of its affiliates since 1999.

VALUE ADVANTAGE FUND

The portfolio management team is led by Mr. Simon and includes Ms. Fu. Information on Mr. Simon and Ms. Fu is discussed earlier in this prospectus.

VALUE OPPORTUNITIES FUND

The portfolio management team is led by Bradford L. Frishberg, Managing Director of JPMIM, and Alan Gutmann, Vice President of JPMIM. Mr. Frishberg, who joined the team in 2000, has worked for JPMIM or one of its affiliates since 1996. Mr. Gutmann has worked at JPMIM and in the team since 2003. Prior to working at JPMIM, Mr. Gutmann was a portfolio manager and research analyst at Neuberger Berman in 2002, at First Manhattan Co. in 2001 and Oppenheimer Capital from 1991 until 2000.

Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and their ownership of securities in the Funds is provided in the Funds' Statement of Additional Information.

THE FUNDS' ADMINISTRATORS

JPMorgan Funds Management, Inc. (the Administrator) provides administrative services for and oversees the other service providers of the Funds, except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund, except for the Value Opportunities Fund, for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds and non-funds of funds in the JPMorgan Funds Complex and 0.075% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. During the fiscal year ended December 31, 2005 the Business Manager was paid a fee of .085% (net of waivers) of average daily net assets. The Business Manager, a wholly-owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception and provides similar services to three other mutual funds with combined assets of approximately $75 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

THE FUNDS' SHAREHOLDER SERVICING AGENT

The trust and each corporation, on behalf of the Funds, have entered into shareholder servicing agreement with JPMorgan Distribution Services, Inc. (JPMDS) under which JPMDS has agreed to provide certain support services to the Funds' shareholders. For performing these services, JPMDS, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund. JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of the 0.10% annual fee to such Financial Intermediaries for performing shareholder and administrative services.

THE FUNDS' DISTRIBUTOR

JPMDS (the Distributor) is the distributor for the Funds. The Distributor is an affiliate of JPMIM and the Administrator.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries who sell shares of the JPMorgan Funds. For this purpose, Financial Intermediaries include investment advisers, financial advisors, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into an agreement with the Distributor. These additional cash payments are payments over and above the shareholder servicing fees which are disclosed elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the JPMorgan Funds on a sales list, including a preferred or select sales list, or other sales programs. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to JPMorgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders' fees that vary depending on the JPMorgan Fund and the dollar amount of shares sold.

HOW TO DO BUSINESS WITH THE FUNDS

PURCHASING FUND SHARES

WHERE CAN I BUY SHARES?

You may purchase Fund shares:

- Through your Financial Intermediary. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrator and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS as Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary; or

-  Directly from the Funds through JPMDS.

WHO CAN BUY SHARES?

Institutional Class Shares may be purchased directly from the fund through JPMDS by institutional investors such as corporations, pension and profit sharing plans and foundations that meet the minimum investment requirement for purchases of Institutional Class Shares -- See "How do I open an account?"

- Institutional Class Shares may also be purchased through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase authorized to act in a fiduciary, advisory, custodial or agency capacity for its clients or customers. Financial Intermediaries or such other organizations may impose eligibility requirements for each of their clients or customers investing in the Fund, including investment minimum requirements, which may be the same or differ from the requirements for investors purchasing directly from the Fund.

- For further information on investment minimums or eligibility, please call 1-800-480-4111.

WHAT DOES IT MEAN THAT THE FUND IS PUBLICLY OFFERED ON A LIMITED BASIS?

The Mid Cap Value Fund and U.S. Small Company Fund are each publicly offered on a limited basis. The dates as of which the limited offering began for each Fund (the "Limited Offering Date" for each Fund) are as follows:

Mid Cap Value Fund           March 31, 2005
U.S. Small Company Fund      February 28, 2005

Investors are not eligible to purchase shares of these two Funds except as described below:

- Shareholders of a particular Fund as of such Fund's Limited Offering Date may continue to purchase additional shares of their respective Fund either through JPMorgan Fund Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in each of the respective Funds;

- Shareholders of record of a particular Fund as of that Fund's Limited Offering Date will be able to add to their accounts in that Fund through exchanges from other JPMorgan Funds;

- Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans) offering each Fund as of as of its Limited Offering Date may open new participant accounts in such Fund and purchase additional shares in existing participant accounts. Group employer retirement plans including 401(k), 403(b) and 457 plans (and their successor plans), which offered, but did not fund plans with shares of, such Funds as of a Fund's Limited Offering Date may also open new participant accounts in such Fund(s) if that Fund received notice of the group employer retirement plan's intention to offer the Fund to its participant prior to the Limited Offering Date of the particular Fund; or

- Wrap program sponsors may open new participant accounts in a Fund and purchase additional shares in existing participant accounts provided the wrap program sponsor established account(s) with such Fund that are part of a wrap program prior to the Limited Offering Date for that Fund. Other Financial Intermediaries which have selected and offered one of these Funds as part of an asset allocation model used for client accounts for which such Financial Intermediary has investment discretion may also open new client accounts in the Fund and purchase additional shares in existing client accounts, provided such Financial Intermediary established account(s) with a Fund as part of such Financial Intermediary's asset allocation model prior to the Limited Offering Date for that particular Fund.

After a Fund's Limited Offering Date, if all shares of that Fund in an existing shareholder's account are voluntarily redeemed or involuntarily redeemed (due to instances when a shareholder does not meet aggregate account balance minimums or when participants in Systematic Investment Plans do not meet minimum investment requirements, as described in the prospectus), then the shareholder's account will be closed. Such former Fund shareholders will not be able to buy additional Fund shares nor reopen their accounts in the Fund. The foregoing restrictions, however, do not apply to participants in eligible employer retirement plans.

If a Fund receives a purchase order directly from an investor who is not eligible to purchase shares of with the Fund after the Fund's Limited Offering Date, JPMorgan Funds Services will attempt to contact the investor to determine whether he or she would like to purchase shares of another Fund or would prefer that the investment be refunded. If JPMorgan Funds Services cannot contact the investor within 30 days, the entire investment will be refunded.

The Funds reserve the right to change these policies at any time.

WHEN CAN I BUY FUND SHARES?

Purchases may be made on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (NYSE) is closed, including the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Only purchase orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. Eastern Time (ET) will be effective at that day's price. JPMorgan Funds Services will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed Account Application. If you purchase shares through a Financial Intermediary, you may be required to complete additional forms or follow additional procedures. You should contact your Financial Intermediary regarding purchases, exchanges and redemptions. Please see "How do I open an account?" for more details.

On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, purchase orders accepted by a Fund or a Financial Intermediary after the NYSE closes will be effective the following business day.

If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to a Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

Share ownership is electronically recorded, therefore no certificate will be issued.

The JPMorgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to seek to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. These risks are greater when a Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE because market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value. The JPMorgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of either purchases and sales of one of the JPMorgan Funds, or exchanges between or among the JPMorgan Funds, that indicates market timing or trading that they determine is abusive.

The Funds' Board of Trustees or Board of Directors, as applicable, have adopted policies and procedures that use a variety of methods to identify market timers, including reviewing "round trips" in and out of the JPMorgan Funds by investors. A "round trip" includes a purchase or exchange into a Fund followed by a redemption or exchange out of the same Fund. The Distributor will reject your purchase orders or temporarily or permanently revoke your exchange privilege if it detects that you have completed two round trips within 60 days within the same Fund. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

Market timers may disrupt portfolio management and harm Fund performance. To the extent that the Funds are unable to identify market timers effectively, long-term investors may be adversely affected. Although the JPMorgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect often makes it more difficult to locate and eliminate individual market timers from the Funds and there can be no assurances that the Funds will be able to do so.

Subject to the foregoing, the JPMorgan Funds will seek to apply these policies and restrictions as uniformly as practicable, except in cases of purchases, redemptions and exchanges made on a systematic basis, automatic reinvestments of dividends and distributions or purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap program, or as part of a bona fide asset allocation program. Please see the Statement of Additional Information for a further description of these arrangements.

Certain of the JPMorgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Enhanced Income Fund, JPMorgan Short Duration Bond Fund, JPMorgan Short Term Bond Fund, JPMorgan Short Term Bond Fund II, JPMorgan Short Term Municipal Bond Fund, JPMorgan Tax Aware Enhanced Income Fund, JPMorgan Tax Aware Short-Intermediate Income Fund, JPMorgan Treasury & Agency Fund, JPMorgan Ultra Short Term Bond Fund and the JPMorgan money market funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

In addition to rejecting purchase orders in connection with suspected market timing activities, the Distributor can reject a purchase order (including purchase orders for the Funds listed above) for any reason, including purchase orders that it does not think are in the best interests of a Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchase orders and/or exchanges.

HOW MUCH DO SHARES COST?

Shares are sold at net asset value (NAV) per share.

NAV per share is calculated by dividing the total market value of a Fund's investments and other assets allocable to a class (minus class liabilities) by the number of outstanding shares in that class.

The market value of a Fund's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before a Fund's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Funds' Boards. A security's valuation may differ depending on the method used for determining value. In addition, the Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Funds' Board, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

A Fund's NAV may change every day. NAV is calculated each business day following the close of the NYSE at 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The price at which a purchase is effected is based on the next calculation of NAV after the order is accepted in accordance with this prospectus.

HOW DO I OPEN AN ACCOUNT?

Institutional Class Shares are subject to a $3,000,000 minimum investment requirement. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. There are no minimum levels for subsequent purchases.

Investment minimums may be waived for certain types of retirement accounts (e.g., 401(k), 403(b) and SIMPLE IRA) as well as for certain wrap fee accounts. The Funds reserve the right to waive any investment minimum. For further information on investment minimum waiver, call 1-800-480-4111.

When you make an initial purchase of Fund shares, you must complete the Account Application. Be sure to sign up for all of the account privileges that you plan to take advantage of. Doing so now means that you will not have to complete additional paperwork later.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual) and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The Funds cannot waive these requirements. The Funds are required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held uninvested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Funds reserve the right to close your account at the current day's NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed.

Send the completed Account Application and a check to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

All checks must be in U.S. dollars. The Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Funds reserve the right to refuse "third-party" checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to JPMorgan Fund or a Fund are considered third-party checks. The redemption of shares purchased through JPMorgan Funds Services by check or an ACH transaction is subject to certain limitations. See "Redeeming Fund Shares -- When can I redeem shares?"

ALL CHECKS MUST BE MADE PAYABLE TO ONE OF THE FOLLOWING:

-  JPMorgan Funds; or

-  The specific Fund in which you are investing.

Your purchase may be canceled if your check does not clear, and you will be responsible for any expenses and losses to the Funds.

If you choose to pay by wire, please call 1-800-480-4111 to notify the Fund of your purchase and authorize your financial institution to wire funds to:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

Orders by wire may be canceled if JPMorgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and losses to the Funds.

If you have any questions, contact your Financial Intermediary or call 1-800-480-4111.

CAN I PURCHASE SHARES OVER THE TELEPHONE?

Yes, for purchases after your account is opened. Simply select this option on your Account Application and then:

- Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your purchase instructions.

- Authorize a bank transfer or initiate a wire transfer payable to "JPMorgan Funds" to the following wire address:

JPMorgan Chase Bank, N.A.
ATTN: JPMorgan Funds Services
ABA 021 000 021

DDA 323 125 832

FBO Your JPMorgan Fund
(EX: JPMORGAN ABC FUND-INSTITUTIONAL)
Your Fund Number & Account Number
 (EX: FUND 123-ACCOUNT 123456789)
Your Account Registration
 (EX: XYZ CORPORATION)

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may revoke your right to make purchases over the telephone by sending a letter to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

NETWORKING AND SUB-TRANSFER AGENCY FEES

The Funds may also directly enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking or sub-transfer agency. Payments made pursuant to such agreements are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

EXCHANGING FUND SHARES

WHAT ARE MY EXCHANGE PRIVILEGES?

Institutional Class Shares of a Fund may be exchanged for Institutional Class Shares of another non-money market JPMorgan Fund or for another class of the same Fund.

All exchanges are subject to meeting any investment minimum or eligibility requirement. The JPMorgan Funds do not charge a fee for this privilege. In addition, the JPMorgan Funds may change the terms and conditions of your exchange privileges upon 60 days' written notice.

Before making an exchange request, you should read the prospectus of the JPMorgan Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any JPMorgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

WHEN ARE EXCHANGES PROCESSED?

Exchange requests are processed the same business day they are received, provided:

-  The Fund receives the request by 4:00 p.m. ET.

-  You have contacted your Financial Intermediary, if necessary.

-  All required documentation in proper form accompanies your exchange request.

ARE EXCHANGES TAXABLE?

Generally, an exchange between JPMorgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes.

An exchange between classes of shares of the same Fund is not taxable for federal income tax purposes.

You should talk to your tax advisor before making an exchange.

ARE THERE LIMITS ON EXCHANGES?

No. However, the exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of the JPMorgan Funds, certain JPMorgan Funds limit excessive exchange activity as described in "Purchasing Fund Shares."

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, any JPMorgan Fund may reject any exchange request for any reason, including if it does not think that it is in the best interests of the Fund and/or its shareholders to accept the exchange.

REDEEMING FUND SHARES

WHEN CAN I REDEEM SHARES?

You may redeem all or some of your shares on any day that the Funds are open for business. You will not be permitted, however, to enter a redemption order for shares purchased directly through JPMorgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared. Thereafter, a redemption order can be processed as otherwise described.

Redemption orders accepted by a Fund or a Financial Intermediary before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's price. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

A redemption order is accepted when accompanied by all required documentation in the proper form. The Funds may refuse to honor incomplete redemption orders.

HOW DO I REDEEM SHARES?

You may use any of the following methods to redeem your shares.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

You may redeem over the telephone. Please see "Can I redeem by telephone?" for more information.

We will need the names of the registered shareholders and your account number and other information before we can sell your shares.

You may also need to have medallion signature guarantees for all registered owners or their legal representatives if:

- You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

- You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

On the Account Application you may elect to have the redemption proceeds mailed or wired to:

1. A financial institution; or

2. Your Financial Intermediary.

Normally, your redemption proceeds will be paid within one to seven days after receipt of the redemption order. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Funds.

The Funds may hold proceeds for shares purchased by ACH or check until the purchase amount has been collected, which may be as long as five business days.

WHAT WILL MY SHARES BE WORTH?

If the Fund or a Financial Intermediary accepts your redemption order before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is accepted.

CAN I REDEEM BY TELEPHONE?

Yes, if you selected this option on your Account Application.

Contact your Financial Intermediary, if applicable, or call 1-800-480-4111 to relay your redemption request.

Your redemption proceeds will be mailed to you at your address of record or wired. If you have changed your address of record within the previous 30 days, the Funds will not mail your proceeds, but rather will wire them or send them by ACH to a pre-existing bank account on record with the Fund.

The Funds use reasonable procedures to confirm that instructions given by telephone are genuine. These procedures include recording telephone instructions and asking for personal identification. If these procedures are followed, the Funds will not be responsible for any loss, liability, cost or expense of acting upon unauthorized or fraudulent instructions; you bear the risk of loss.

You may not always reach JPMorgan Funds Services by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares by phone without notice.

You may write to:

JPMorgan Funds Services
P.O. Box 8528
Boston, MA 02266-8528

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Generally, all redemptions will be for cash. However, if you redeem shares worth $250,000, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders.

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Funds reserve the right to redeem all of the remaining shares in your account and close your account or charge an annual sub-minimum account fee of $10 per Fund. Before either of these actions is taken, you will be given 60 days' advance written notice in order to provide you with time to increase your account balance to the required minimum by purchasing sufficient shares, in accordance with the terms of this prospectus. To collect the $10 sub-minimum account fee, the Funds will redeem $10 worth of shares from your account.

For information on minimum required balances, please read "Purchasing Fund Shares -- How do I open an account?"

The Funds may suspend your ability to redeem when:

1. Trading on the NYSE is restricted;

2. The NYSE is closed (other than weekend and holiday closings);

3. Federal securities laws permit;

4. The SEC has permitted a suspension; or

5. An emergency exists, as determined by the SEC.

See "Purchases, Redemptions and Exchanges" in the Statement of Additional Information for more details about this process.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

SHAREHOLDER INFORMATION

DISTRIBUTIONS AND TAXES

The Funds can earn income and they realize capital gains. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.

The Disciplined Equity, Diversified and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Mid Cap Value, U.S. Small Company, Value Advantage Fund and Value Opportunities Funds generally distribute net investment income at least annually. Net capital gains, if any, are distributed annually. You have three options for your distributions. You may:

-  reinvest all distributions in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. The amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by each Fund. In addition, each Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Funds. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates.

If you receive distributions properly designated as net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by a Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

A Fund's investments in certain mortgage backed securities, debt obligations and derivative instruments may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate tax at the Fund level.

A Fund's investments in ETFs, affiliated money market funds and other investment companies could affect the amount, timing, and character of distributions from the Fund, and, therefore, may increase the amount of taxes payable by shareholders.

Any gain resulting from the sale or exchange of Fund shares will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

Certain Funds may invest in REITs. Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

The dates on which dividends and capital gains will be distributed for calendar year 2006 will be available online at www.jpmorganfunds.com.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER STATEMENTS AND REPORTS

The Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Funds will correct errors if notified within one year of the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time.

To reduce expenses and conserve natural resources, the Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Funds will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you are the record owner of your Fund shares (that is, you did not use a Financial Intermediary to buy your shares), you may access your account statements at www.jpmorganfunds.com.

After each fiscal half-year, you will receive a financial report from the Funds. In addition, the Funds will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to the JPMorgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The trustees of the Trust and directors of each corporation, have delegated the authority to vote proxies for securities owned by the Funds to JPMIM. Value Opportunities Fund proxies are voted by a designated Fund officer. A copy of each Fund's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Funds' website www.jpmorganfunds.com no later than August 31 of each year. Each Fund's proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, each Fund will make available upon request an uncertified, complete schedule of its portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, each Fund will make available a certified, complete schedule of its portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Funds will post these quarterly schedules on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

Each Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on the Funds' website at www.jpmorganfunds.com no sooner than 15 days after the end of each month.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Statement of Additional Information.

JPMORGAN U.S. EQUITY FUNDS

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities before     -  The Funds can take advantage of        -  The Funds segregate liquid assets to
   issue or for delayed delivery, it         attractive transaction opportunities      offset leverage risks
   could be exposed to leverage risk if
   it does not segregate liquid assets

SHORT-TERM TRADING

-  Increased trading could raise a        -  The Funds could realize gains in a     -  The Funds generally avoid short-term
   Fund's brokerage and related costs        short period of time                      trading, except to take advantage of
                                                                                       attractive or unexpected
-  Increased short-term capital gains     -  The Funds could protect against           opportunities or to meet demands
   distributions could raise                 losses if a stock is overvalued and       generated by shareholder activity
   shareholders' income tax liability.       its value later falls
   Such an increase in transaction costs
   and/or tax liability, if not offset
   by gains from short-term trading,
   would reduce a Fund's returns.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
ETFs AND OTHER INVESTMENT
COMPANIES

-  If a Fund invests in shares of         -  Helps to manage smaller cash flows     -  Absent an exemptive order of the
   another investment company,                                                         Securities and Exchange Commission
   shareholders would bear not only       -  Investing in ETFs offers instant          (the "SEC"), a Fund's investments in
   their proportionate share of the          exposure to an index or a broad range     other investment companies, including
   Fund's expenses, but also similar         of markets, sectors, geographic           ETFs, are subject to the percentage
   expenses of the investment company        regions and industries                    limitations of the Investment Company
                                                                                       Act of 1940 ("1940 Act")(1)
-  The price movement of an ETF may not
   track the underlying index, market,                                              -  A SEC exemptive order granted to
   sector, regions or industries and may                                               various iShares funds (which are
   result in a loss                                                                    ETFs) and their investment adviser
                                                                                       permits each Fund to invest beyond
                                                                                       the 1940 Act limits, subject to
                                                                                       certain terms and conditions,
                                                                                       including a finding of the Funds'
                                                                                       Board that the advisory fees charged
                                                                                       by the adviser are for services that
                                                                                       are in addition to, and not
                                                                                       duplicative of, the advisory services
                                                                                       provided to those ETFs

                                                                                    -  A SEC exemptive order permits each
                                                                                       Fund to invest its uninvested cash,
                                                                                       up to 25% of its assets, in one or
                                                                                       more affiliated money market funds if
                                                                                       the adviser waives and/or reimburses
                                                                                       its advisory fee from the Fund in an
                                                                                       amount sufficient to offset any
                                                                                       doubling up of investment advisory,
                                                                                       shareholder servicing and
                                                                                       administrative fees

(1) Under the 1940 Act, a Fund may not own more than 3% of the outstanding voting stock of another investment company. Additionally, a Fund's aggregate investments in other investment companies are restricted as follows: no more than 5% of the Fund's total assets when the Fund invests in another investment company; and no more than 10% of its total assets when the Fund invests in two or more investment companies.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,  -  Hedges that correlate well with        -  The Funds use derivatives, such as
   swaps, and forward foreign currency       underlying positions can reduce or        futures, options, swaps and forward
   contracts(1) that are used for            eliminate losses at low cost              foreign currency contracts for
   hedging the portfolio or specific                                                   hedging and for risk management
   securities may not fully offset the    -  The Funds could make money and            (i.e., to adjust duration or yield
   underlying positions and this could       protect against losses if                 curve exposure or to establish or
   result in losses to a Fund that would     management's analysis proves correct      adjust exposure to particular
   not have otherwise occurred*                                                        securities, markets or currencies);
                                          -  Derivatives that involve leverage         risk management may include
-  A Fund may have difficulty exiting a      could generate substantial gains at       management of a Fund's exposure
   derivatives position                      low cost                                  relative to its benchmark; Mid Cap
                                                                                       Value Fund and Value Advantage Fund
-  Derivatives used for risk management                                                may also use derivatives in an effort
   or, for certain Funds, to increase a                                                to produce increased income and gain
   Fund's gain may not have the intended
   effects and may result in losses or                                              -  A Fund only establishes hedges that
   missed opportunities                                                                it expects will be highly correlated
                                                                                       with underlying positions
-  The counterparty to a derivatives
   contract could default                                                           -  While the Funds may use derivatives
                                                                                       that incidentally involve leverage,
-  Derivatives that involve leverage                                                   they do not use them for the specific
   could magnify losses                                                                purpose of leveraging their portfolio

-  Certain types of derivatives involve
   costs to a Fund which can reduce
   returns

-  Segregated and collateral accounts
   established in connection with
   derivatives may limit the Funds'
   investment flexibility

-  Derivatives used for non-hedging
   purposes could cause losses that
   exceed the original investment

-  Derivatives may, for tax purposes,
   affect the character of gain and loss
   realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a Fund's
   assets, and defer recognition of
   certain of a Fund's losses.


* The Funds are not subject to registration or regulation as a "commodity pool operator" as defined in the Commodity Exchange Act because the Funds have claimed an exclusion from that definition.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
SECURITIES LENDING

-  When a Fund lends a security, there    -  The Funds may enhance income through   -  The adviser maintains a list of
   is a risk that the loaned securities      the investment of the collateral          approved borrowers
   may not be returned if the borrower       received from the borrower
   or the lending agent defaults                                                    -  The Funds receive collateral equal to
                                                                                       at least 100% of the current value of
-  The collateral will be subject to the                                               the securities loaned plus accrued
   risks of the securities in which it                                                 interest
   is invested
                                                                                    -  The lending agents indemnify the
                                                                                       Funds against borrower default

                                                                                    -  The adviser's collateral investment
                                                                                       guidelines limit the quality and
                                                                                       duration of collateral investment to
                                                                                       minimize losses

                                                                                    -  Upon recall, the borrower must return
                                                                                       the securities loaned within the
                                                                                       normal settlement period

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
MARKET CONDITIONS

-  Each Fund's share price and            -  Stocks have generally outperformed     -  Under normal circumstances each Fund
   performance will fluctuate in             more stable investments (such as          plans to remain fully invested in
   response to stock and/or bond market      bonds and cash equivalents) over the      accordance with its policies and may
   movements                                 long term                                 invest uninvested cash in affiliated
                                                                                       money market funds; equity securities
-  Adverse market, economic, political    -  With respect to the Diversified Fund,     may include common stocks,
   or other conditions may from time to      a diversified, balanced portfolio         convertible securities, preferred
   time cause a Fund to take temporary       should mitigate the effects of wide       stocks, depositary receipts (such as
   defensive positions that are              market fluctuations, especially when      American Depositary Receipts and
   inconsistent with its principal           stock and bond prices move in             European Depositary Receipts), trust
   investment strategies and may hinder      different directions                      or partnership interests, warrants,
   the Fund from achieving its                                                         rights and investment company
   investment objective                                                                securities

-  Mortgage-backed and asset-backed                                                 -  Each Fund seeks to limit risk and
   securities (securities representing                                                 enhance performance through active
   an interest in, or secured by, a pool                                               management and/or diversification
   of mortgages or other assets such as
   receivables) and direct mortgages                                                -  During severe market downturns, each
   could generate capital losses or                                                    Fund has the option of investing up
   periods of low yields if they are                                                   to 100% of its assets in high quality
   paid off substantially earlier or                                                   short-term instruments
   later than anticipated

MANAGEMENT CHOICES

-  A Fund could underperform its          -  A Fund could outperform its benchmark  -  The adviser focuses its active
   benchmark due to its securities and       due to these same choices                 management on securities selection,
   asset allocation choices                                                            the area where it believes its
                                                                                       commitment to research can most
                                                                                       enhance returns and manage risks in a
                                                                                       consistent way

                                                                                    POLICIES TO BALANCE RISK
POTENTIAL RISKS                           POTENTIAL REWARDS                         AND REWARD
FOREIGN INVESTMENTS

-  Currency exchange rate movements       -  Favorable exchange rate movements      -  Each Fund anticipates that its total
   could reduce gains or create losses       could generate gains or reduce losses     foreign investments will not exceed
                                                                                       20% of total assets (30% for
-  A Fund could lose money because of     -  Foreign investments, which represent      Diversified Fund)
   foreign government actions, political     a major portion of the world's
   instability or lack of adequate and       securities, offer attractive           -  The Funds actively manage the
   accurate information                      potential performance and                 currency exposure of their foreign
                                             opportunities for diversification         investments relative to their
-  Currency and investment risks tend to                                               benchmarks, and may hedge back into
   be higher in emerging markets; these   -  Emerging markets can offer higher         the U.S. dollar from time to time
   markets also present higher liquidity     returns                                   (see also "Derivatives"); these
   and valuation risks                                                                 currency management techniques may
                                                                                       not be available for certain emerging
                                                                                       markets investments

ILLIQUID HOLDINGS

-  Each Fund could have difficulty        -  These holdings may offer more          -  No Fund may invest more than 15% of
   valuing these holdings precisely          attractive yields or potential growth     net assets in illiquid holdings
                                             than comparable widely traded
-  Each Fund could be unable to sell         securities                             -  To maintain adequate liquidity to
   these holdings at the time or price                                                 meet redemptions, each Fund may hold
   it desires                                                                          high quality short-term securities
                                                                                       (including repurchase agreements)
                                                                                       and, for temporary or extraordinary
                                                                                       purposes, may borrow from banks up to
                                                                                       33 1/3% of the value of its total
                                                                                       assets including drawing on a line of
                                                                                       credit

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

Except as indicated in Appendix A to this prospectus, none of the actions described below allege that any unlawful activity took place with respect to any Fund whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank N.A. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Fund Management Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds (except for the Value Opportunities Fund) effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of the former One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over five years commencing September 2004. In addition, BOIA has agreed and has commenced implementation of undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. In addition, the West Virginia Securities Commissioner entered a cease and desist order. The lawsuits and the cease and desist order generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. On November 3, 2005, the district court ruled that some of the claims are to be dismissed from the lawsuits. On March 1, 2006, the district court entered an order implementing these rulings.

BOIA is now known as JPMorgan Investment Advisors Inc.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for each period presented has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is also available upon request.

INSTITUTIONAL CLASS SHARES

                                                       PER SHARE OPERATING PERFORMANCE:
                                           --------------------------------------------------------
                                                                  INVESTMENT OPERATIONS:
                                                       --------------------------------------------
                                                                         NET REALIZED
                                           NET ASSET          NET      AND UNREALIZED
                                              VALUE,   INVESTMENT               GAINS    TOTAL FROM
                                           BEGINNING       INCOME         (LOSSES) ON    INVESTMENT
                                           OF PERIOD       (LOSS)         INVESTMENTS    OPERATIONS
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005               $   14.78         0.19(d)             0.37          0.56
Year Ended December 31, 2004               $   13.49         0.22                1.28          1.50
Year Ended December 31, 2003               $   10.55         0.18                2.92          3.10
Year Ended December 31, 2002               $   14.19         0.13(d)            (3.63)        (3.50)
June 1, 2001 to December 31, 2001(a)       $   15.65         0.07(d)            (1.44)        (1.37)
Year Ended May 31, 2001                    $   17.54         0.14               (1.89)        (1.75)

DIVERSIFIED FUND
Year Ended December 31, 2005               $   13.74         0.29(d)             0.33          0.62
Year Ended December 31, 2004               $   12.80         0.25(d)             0.96          1.21
Year Ended December 31, 2003               $   10.76         0.19(d)             2.07          2.26
Year Ended December 31, 2002               $   12.65         0.25(d)            (1.89)        (1.64)
July 1, 2001 to December 31, 2001(b)       $   13.20         0.14(d)            (0.50)        (0.36)
Year Ended June 30, 2001                   $   14.93         0.39               (1.38)        (0.99)

U.S. EQUITY FUND(c)
Year Ended December 31, 2005               $   10.97         0.12(d)             0.17          0.29
Year Ended December 31, 2004               $    9.99         0.12(d)             0.97          1.09
Year Ended December 31, 2003               $    7.61         0.09(d)             2.38          2.47
Year Ended December 31, 2002               $   10.44         0.06               (2.82)        (2.76)
June 1, 2001 to December 31, 2001(a)       $   11.12         0.03(d)            (0.66)        (0.63)
Year Ended May 31, 2001                    $   12.79         0.08               (0.96)        (0.88)

                                                      PER SHARE OPERATING PERFORMANCE:
                                           ----------------------------------------------------
                                                               DISTRIBUTIONS:
                                           ----------------------------------------------------
                                                  NET        NET
                                           INVESTMENT   REALIZED       RETURN             TOTAL
                                               INCOME      GAINS   OF CAPITAL     DISTRIBUTIONS
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005                    (0.19)        --           --             (0.19)
Year Ended December 31, 2004                    (0.21)        --           --             (0.21)
Year Ended December 31, 2003                    (0.16)        --           --(e)          (0.16)
Year Ended December 31, 2002                    (0.14)        --           --             (0.14)
June 1, 2001 to December 31, 2001(a)            (0.09)        --           --             (0.09)
Year Ended May 31, 2001                         (0.14)        --           --             (0.14)

DIVERSIFIED FUND
Year Ended December 31, 2005                    (0.31)        --           --             (0.31)
Year Ended December 31, 2004                    (0.27)        --           --             (0.27)
Year Ended December 31, 2003                    (0.22)        --           --             (0.22)
Year Ended December 31, 2002                    (0.25)        --           --             (0.25)
July 1, 2001 to December 31, 2001(b)            (0.19)        --           --             (0.19)
Year Ended June 30, 2001                        (0.38)     (0.36)          --             (0.74)

U.S. EQUITY FUND(c)
Year Ended December 31, 2005                    (0.12)     (0.16)          --             (0.28)
Year Ended December 31, 2004                    (0.11)        --           --             (0.11)
Year Ended December 31, 2003                    (0.09)        --           --             (0.09)
Year Ended December 31, 2002                    (0.07)        --           --             (0.07)
June 1, 2001 to December 31, 2001(a)            (0.03)     (0.02)          --             (0.05)
Year Ended May 31, 2001                         (0.08)     (0.71)          --             (0.79)


(a)  The Fund changed its fiscal year end from 5/31 to 12/31.
(b)  The Fund changed its fiscal year end from 6/30 to 12/31
(c) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Portfolio reorganization. Prior periods have been restated to reflect the split.
(d)  Calculated based upon average shares outstanding.
(e)  Amount less than $0.01.
(f)  Annualized for periods less than one year.

                                           PER SHARE OPERATING PERFORMANCE:
                                           --------------------------------
                                           NET ASSET
                                              VALUE,
                                              END OF           TOTAL
                                              PERIOD          RETURN (g)(k)
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005               $   15.15            3.84%
Year Ended December 31, 2004               $   14.78           11.23%
Year Ended December 31, 2003               $   13.49           29.60%
Year Ended December 31, 2002               $   10.55          (24.76%)
June 1, 2001 to December 31, 2001(a)       $   14.19           (8.73%)
Year Ended May 31, 2001                    $   15.65           (9.99%)

DIVERSIFIED FUND
Year Ended December 31, 2005               $   14.05            4.54%
Year Ended December 31, 2004               $   13.74            9.55%
Year Ended December 31, 2003               $   12.80           21.20%
Year Ended December 31, 2002               $   10.76          (13.00%)
July 1, 2001 to December 31, 2001(b)       $   12.65           (2.71%)
Year Ended June 30, 2001                   $   13.20           (6.69%)

U.S. EQUITY FUND(c)
Year Ended December 31, 2005               $   10.98            2.62%
Year Ended December 31, 2004               $   10.97           10.96%
Year Ended December 31, 2003               $    9.99           32.63%
Year Ended December 31, 2002               $    7.61          (26.50%)
June 1, 2001 to December 31, 2001(a)       $   10.44           (5.63%)
Year Ended May 31, 2001                    $   11.12           (6.99%)

                                                                    RATIOS/SUPPLEMENTAL DATA:
                                           -----------------------------------------------------------------------------
                                                                 RATIOS TO AVERAGE NET ASSETS: (f)
                                                         ----------------------------------------------
                                            NET ASSETS                      NET                EXPENSES
                                                END OF               INVESTMENT        WITHOUT WAIVERS,    PORTFOLIO
                                                PERIOD        NET        INCOME           REIMBURSEMENT     TURNOVER
                                           (THOUSANDS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS         RATE (g)
DISCIPLINED EQUITY FUND
Year Ended December 31, 2005               $   310,294       0.45%         1.31%                   0.52%          44%
Year Ended December 31, 2004               $   341,641       0.45%         1.52%                   0.60%          49%
Year Ended December 31, 2003               $   418,000       0.45%         1.24%                   0.60%          77%
Year Ended December 31, 2002               $   924,000       0.45%         1.09%                   0.65%          74%
June 1, 2001 to December 31, 2001(a)       $ 1,162,000       0.45%         0.86%                   0.60%          33%(h)
Year Ended May 31, 2001                    $ 1,210,000       0.45%         0.85%                   0.55%          72%(h)

DIVERSIFIED FUND
Year Ended December 31, 2005               $   309,942       0.65%         2.09%                   0.88%         214%
Year Ended December 31, 2004               $   258,665       0.65%         1.90%                   0.94%         242%
Year Ended December 31, 2003               $   281,000       0.65%         1.68%                   0.93%         210%
Year Ended December 31, 2002               $   255,000       0.65%         1.98%                   0.91%         232%
July 1, 2001 to December 31, 2001(b)       $   505,000       0.65%         2.21%                   0.87%         107%(i)
Year Ended June 30, 2001                   $   582,000       0.65%         2.75%                   0.83%         185%(i)

U.S. EQUITY FUND(c)
Year Ended December 31, 2005               $   208,614       0.64%         1.12%                   0.67%          83%
Year Ended December 31, 2004               $    63,670       0.64%         1.20%                   0.74%          82%
Year Ended December 31, 2003               $    76,000       0.64%         0.91%                   0.76%         101%
Year Ended December 31, 2002               $    79,000       0.64%         0.74%                   0.77%          83%
June 1, 2001 to December 31, 2001(a)       $    90,000       0.65%         0.55%                   0.70%          48%(j)
Year Ended May 31, 2001                    $   151,000       0.62%         0.57%                   0.64%          81%(j)


(g)  Not annualized for periods less than one year.
(h) Prior to September 10, 2001, the Disciplined Equity Fund invested all of its investable assets in The Disciplined Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Disciplined Equity Portfolio.
(i) Prior to September 10, 2001, the Diversified Fund invested all of its investable assets in The Diversified Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The Diversified Portfolio.
(j) Prior to September 10, 2001, the U.S. Equity Fund invested all of its investable assets in The U.S. Equity Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of The U.S. Equity Portfolio.
(k) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

                                                            PER SHARE OPERATING PERFORMANCE:
                                                --------------------------------------------------------
                                                                       INVESTMENT OPERATIONS:
                                                            --------------------------------------------
                                                                              NET REALIZED
                                                NET ASSET          NET      AND UNREALIZED
                                                   VALUE,   INVESTMENT               GAINS    TOTAL FROM
                                                BEGINNING       INCOME         (LOSSES) ON    INVESTMENT
                                                OF PERIOD       (LOSS)         INVESTMENTS    OPERATIONS
MID CAP VALUE FUND
Year Ended December 31, 2005                    $   22.30         0.24(d)             1.86          2.10
Year Ended December 31, 2004                    $   18.77         0.17(d)             3.77          3.94
Year Ended December 31, 2003                    $   14.52         0.17(d)             4.27          4.44
Year Ended December 31, 2002                    $   14.14         0.15(d)             0.30          0.45
October 1, 2001 Through
December 31, 2001(a)                            $   13.47         0.03(d)             1.48          1.51
Year Ended September 30, 2001                   $   13.06         0.15(d)             1.28          1.43

U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005                    $   13.77         0.05(d)             0.56          0.61
Year Ended December 31, 2004                    $   13.88           --(d)             1.89          1.89
Year Ended December 31, 2003                    $    9.95         0.04(d)             3.94          3.98
Year Ended December 31, 2002                    $   12.57         0.05               (2.61)        (2.56)
June 1, 2001 Through
December 31, 2001(b)                            $   13.34         0.05(d)            (0.78)        (0.73)
Year Ended May 31, 2001                         $   15.11         0.08                0.03          0.11

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005                               $   15.00         0.11                0.99          1.10

VALUE OPPORTUNITIES FUND(k)
Year Ended December 31, 2005                    $   17.00         0.28                0.42          0.70

                                                    PER SHARE OPERATING PERFORMANCE:
                                                ---------------------------------------
                                                            DISTRIBUTIONS:
                                                ---------------------------------------
                                                       NET        NET
                                                INVESTMENT    REALIZED            TOTAL
                                                    INCOME       GAINS    DISTRIBUTIONS
MID CAP VALUE FUND
Year Ended December 31, 2005                         (0.21)      (0.61)           (0.82)
Year Ended December 31, 2004                         (0.10)      (0.31)           (0.41)
Year Ended December 31, 2003                         (0.08)      (0.11)           (0.19)
Year Ended December 31, 2002                         (0.06)      (0.01)           (0.07)
October 1, 2001 Through
December 31, 2001(a)                                 (0.09)      (0.75)           (0.84)
Year Ended September 30, 2001                        (0.15)      (0.87)           (1.02)

U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005                         (0.03)      (1.42)           (1.45)
Year Ended December 31, 2004                            --       (2.00)           (2.00)
Year Ended December 31, 2003                         (0.05)         --            (0.05)
Year Ended December 31, 2002                         (0.06)         --            (0.06)
June 1, 2001 Through
December 31, 2001(b)                                 (0.04)         --            (0.04)
Year Ended May 31, 2001                              (0.09)      (1.79)           (1.88)

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005                                    (0.09)      (0.18)           (0.27)

VALUE OPPORTUNITIES FUND(k)
Year Ended December 31, 2005                         (0.25)      (0.31)           (0.56)


(a)  The Fund changed its fiscal year end from 9/30 to 12/31.
(b)  The Fund changed its fiscal year end from 5/31 to 12/31.
(c) Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with a Fund reorganization. Prior periods have been restated to reflect the split.
(d)  Calculated based upon average shares outstanding.
(e)  Commencement of offering of class of shares.
(f)  Annualized for periods less than one year.
(g)  Not annualized for periods less than one year.

                                                 PER SHARE OPERATING PERFORMANCE:
                                                ---------------------------------
                                                                     TOTAL
                                                 NET ASSET          RETURN
                                                VALUE, END       (EXCLUDES
                                                 OF PERIOD   SALES CHARGE) (g)(j)
MID CAP VALUE FUND
Year Ended December 31, 2005                    $    23.58            9.42%
Year Ended December 31, 2004                    $    22.30           20.99%
Year Ended December 31, 2003                    $    18.77           30.62%
Year Ended December 31, 2002                    $    14.52            3.23%
October 1, 2001 Through
December 31, 2001(a)                            $    14.14           11.30%
Year Ended September 30, 2001                   $    13.47           11.19%

U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005                    $    12.93            4.34%
Year Ended December 31, 2004                    $    13.77           13.82%
Year Ended December 31, 2003                    $    13.88           40.03%
Year Ended December 31, 2002                    $     9.95          (20.36)%
June 1, 2001 Through
December 31, 2001(b)                            $    12.57           (5.50)%
Year Ended May 31, 2001                         $    13.34            0.94%

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005                               $    15.83            7.32%

VALUE OPPORTUNITIES FUND(k)
Year Ended December 31, 2005                    $    17.14            4.11%

                                                                           RATIOS/SUPPLEMENTAL DATA:
                                                --------------------------------------------------------------------------------
                                                                     RATIOS TO AVERAGE NET ASSETS: (f)
                                                              ----------------------------------------------
                                                NET ASSETS,                      NET                EXPENSES
                                                     END OF               INVESTMENT        WITHOUT WAIVERS,       PORTFOLIO
                                                     PERIOD        NET        INCOME          REIMBURSEMENTS        TURNOVER
                                                (THOUSANDS)   EXPENSES        (LOSS)    AND EARNINGS CREDITS            RATE (g)
MID CAP VALUE FUND
Year Ended December 31, 2005                    $ 1,915,393       0.75%         1.02%                   0.98%             45%
Year Ended December 31, 2004                    $ 1,215,000       0.75%         0.83%                   1.05%             41%
Year Ended December 31, 2003                    $   334,000       0.75%         1.00%                   1.07%             32%
Year Ended December 31, 2002                    $    59,000       0.75%         1.01%                   1.22%             51%
October 1, 2001 Through
December 31, 2001(a)                            $     4,000       0.75%         0.94%                   3.30%(h)          15%
Year Ended September 30, 2001                   $     4,000       0.75%         1.07%                   3.25%(h)          98%

U.S. SMALL COMPANY FUND(c)
Year Ended December 31, 2005                    $    46,690       0.83%         0.39%                   0.98%             32%
Year Ended December 31, 2004                    $    92,000       0.83%           --%                   0.97%            129%
Year Ended December 31, 2003                    $   183,000       0.83%         0.33%                   0.95%             78%
Year Ended December 31, 2002                    $   214,000       0.83%         0.41%                   0.93%             90%
June 1, 2001 Through
December 31, 2001(b)                            $   269,000       0.82%         0.57%                   0.86%             48%(i)
Year Ended May 31, 2001                         $   410,000       0.82%         0.54%                   0.82%            110%(i)

VALUE ADVANTAGE FUND
March 1, 2005(e) Through
December 31, 2005                               $        20       0.75%         0.87%                   3.01%             90%

VALUE OPPORTUNITIES FUND(k)
Year Ended December 31, 2005                    $   568,515       0.65%         1.64%                   0.84%             70%


(h) Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(i) Prior to September 10, 2001, U.S. Small Company Fund invested all of its investable assets in The U.S. Small Company Portfolio. The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of U.S. Small Company Portfolio.
(j) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(k)  Initially offered December 31, 2004.

APPENDIX A--LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION

          LEGAL PROCEEDINGS AND ADDITIONAL FEE AND EXPENSE INFORMATION
               AFFECTING FUNDS THAT ACQUIRED ASSETS FROM A FORMER
                        SERIES OF ONE GROUP MUTUAL FUNDS

ON FEBRUARY 18, 2005, ONE OR MORE OF THE FUNDS OFFERED IN THIS PROSPECTUS ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS (NOW KNOWN AS JPMORGAN TRUST II). AS A RESULT OF THAT ACQUISITION OF ASSETS AND LIABILITIES, THE FOLLOWING DISCLOSURE IS APPLICABLE TO ANY FUND THAT ACQUIRED THE ASSETS AND LIABILITIES OF A SERIES OF ONE GROUP MUTUAL FUNDS.

In addition to the matters involving the Securities and Exchange Commission
(SEC) and New York Attorney General (NYAG) discussed in "Legal Proceedings Relating to Banc One Investment Advisors Corporation and Certain of its Affiliates," over 20 lawsuits have been filed by private plaintiffs and one lawsuit has been filed by the West Virginia Attorney General in connection with these circumstances in various state and federal courts around the country. These actions have been transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. On September 29, 2004, the plaintiffs in these actions filed two consolidated amended complaints in these cases. One complaint was filed as a putative class action on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods and the other was filed as a derivative action on behalf of One Group Mutual Funds and its series. The lawsuits generally relate to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

These actions name as defendants, among others, Banc One Investment Advisors Corporation (BOIA), Bank One Corporation and JPMorgan Chase & Co. (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the Funds' former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, certain current Trustees of the Funds and certain former Trustees of One Group Mutual Funds. The putative class action lawsuit also names One Group Mutual Funds as a defendant. These two actions collectively allege, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached fund-related contracts, and (v) conspired to commit unlawful acts. These complaints seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of the Trustees, removal of the One Group Mutual Funds' investment advisers and the Distributor, rescission of the distribution and service plans adopted under Rule 12b-1 of the 1940 Act, and attorneys' fees.

On November 3, 2005, the district court ruled that all claims in the consolidated amended class action complaint against One Group Mutual Funds are to be dismissed. The court also ruled that certain claims in that complaint and in the consolidated amended fund derivative complaint against other defendants are to be dismissed. On March 1, 2006, the District Court entered a final order implementing these rulings.

In addition to the lawsuits described above, on August 30, 2005, the Commissioner of the West Virginia Securities Division entered a Summary Cease and Desist Order and Notice of Right to Hearing with respect to JPMorgan Investment Advisors Inc. and JPMorgan Chase & Co. The order focuses on conduct characterized as market timing and violations of West Virginia securities laws. The order generally relates to the same facts that were the subject of the SEC Order and NYAG settlement discussed above.

It is possible that these matters, the SEC and NYAG settlements, and/or related developments may result in increased redemptions of any Fund that acquired the assets and liabilities of a series of One Group Mutual Funds and reduced sales of such Fund's shares, which could result in increased costs and expenses and otherwise adversely affect any such Fund.

ANNUAL AND CUMULATIVE EXPENSE EXAMPLES

The settlement agreement with the NYAG requires BOIA to establish reduced "net management fee rates" for certain Funds ("Reduced Rate Funds"). "Net Management Fee Rates" means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as "Reduced Rates." The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

JPMorgan Large Cap Value Fund, JPMorgan Equity Index Fund, the JPMorgan Equity Income Fund and the JPMorgan Government Bond Fund (each of which is currently a series of JPMorgan Trust II) and JPMorgan U.S. Equity Fund (the successor by merger to the One Group Diversified Equity Fund and a series of JPMorgan Trust
I) are subject to a Reduced Rate. The Reduced Rate was implemented on September 27, 2004 and will remain in place at least through June 30, 2009.

The required reductions may be made in the form of fee waivers or expense reimbursements in connection with the advisory agreement, administration agreement or distribution agreement. Beginning February 19, 2005, such reductions may also or instead be made in connection with the shareholder servicing agreement or other service agreements with affiliates. To the extent that such reductions are made in connection with class specific expenses in a manner consistent with applicable law, the Reduced Rates may affect different share classes of the same Affected Fund to differing degrees.

The "Gross Expense Ratio" includes the contractual expenses that make up the Net Management Fee Rates, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The "Net Expense Ratio" is Gross Expenses less any fee waivers or expense reimbursements to achieve the Reduced Rates or other fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

REDUCED RATE FUND

FUND                            CLASS       NET EXPENSE RATIO   GROSS EXPENSE RATIO
-------------------------   -------------   -----------------   -------------------
JPMorgan U.S. Equity Fund   Institutional          0.64                0.66

NON-REDUCED RATE FUND

FUND                            CLASS       NET EXPENSE RATIO   GROSS EXPENSE RATIO
-------------------------   -------------   -----------------   -------------------
JPMorgan Diversified Fund   Institutional          0.65                0.88

A Fund's annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund's fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

- On May 1, 2006, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

-  Your investment has a 5% return each year;

- The Fund's operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

- At the time of purchase, any applicable initial sales charges (loads) are deducted; and

-  There is no sales charge (load) on reinvested dividends.

- The Reduced Rate for the JPMorgan U.S. Equity Fund is assumed to apply for the entire 10 years shown in the example. There is no assurance, however, that Reduced Rates will in fact remain in effect after the mandatory fee reduction period which expires June 30, 2009.

- The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

"Annual Net Return" shows what effect the "Annual Costs" will have on the assumed 5% annual return for each year. "Gross Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be if Fund expenses are not deducted. "Net Cumulative Return" shows what the cumulative return on your investment at the end of each fiscal year would be assuming Fund expenses are deducted each year in the amount shown under "Annual Costs."

YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

JPMORGAN U.S. EQUITY FUND

                                    INSTITUTIONAL CLASS
                       -----------------------------------------------
                                     GROSS         NET           NET
                        ANNUAL    CUMULATIVE    CUMULATIVE     ANNUAL
PERIOD ENDED            COSTS       RETURN        RETURN       RETURN
--------------------   --------   ----------    ----------    --------
April 30, 2007         $     65         5.00%         4.36%       4.36%
April 30, 2008         $     70        10.25%         8.89%       4.34%
April 30, 2009         $     73        15.76%        13.62%       4.34%
April 30, 2010         $     77        21.55%        18.55%       4.34%
April 30, 2011         $     80        27.63%        23.69%       4.34%
April 30, 2012         $     83        34.01%        29.06%       4.34%
April 30, 2013         $     87        40.71%        34.66%       4.34%
April 30, 2014         $     91        47.75%        40.50%       4.34%
April 30, 2015         $     95        55.13%        46.60%       4.34%
April 30, 2016         $     99        62.89%        52.96%       4.34%

JPMORGAN DIVERSIFIED FUND

                                    INSTITUTIONAL CLASS
                       -----------------------------------------------
                                     GROSS         NET           NET
                        ANNUAL    CUMULATIVE    CUMULATIVE     ANNUAL
PERIOD ENDED            COSTS       RETURN        RETURN       RETURN
--------------------   --------   ----------    ----------    --------
April 30, 2007         $     66         5.00%         4.35%       4.35%
April 30, 2008         $     94        10.25%         8.65%       4.12%
April 30, 2009         $     98        15.76%        13.13%       4.12%
April 30, 2010         $    102        21.55%        17.79%       4.12%
April 30, 2011         $    106        27.63%        22.64%       4.12%
April 30, 2012         $    110        34.01%        27.69%       4.12%
April 30, 2013         $    115        40.71%        32.95%       4.12%
April 30, 2014         $    119        47.75%        38.43%       4.12%
April 30, 2015         $    124        55.13%        44.13%       4.12%
April 30, 2016         $    129        62.89%        50.07%       4.12%

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

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

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

HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through a Financial Intermediary, you should contact that Financial Intermediary directly for this information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102

1-202-551-8090

Email: publicinfo@sec.gov

Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

Investment Company Act File No. for each of the Funds except Mid Cap Value Fund and Value Opportunities Fund is 811-21295

Investment Company Act File No. for Mid Cap Value Fund is 811-8189

Investment Company Act File No. for Value Opportunities Fund is 811-4321


(C) JPMorgan Chase & Co. All Rights Reserved. May 2006


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-EQI-506

                            JPMORGAN U.S. EQUITY FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2006

                           JPMORGAN TRUST I ("JPMTI")

              JPMorgan Capital Growth Fund ("Capital Growth Fund")
          JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund")
                 JPMorgan Diversified Fund ("Diversified Fund")
           JPMorgan Dynamic Small Cap Fund ("Dynamic Small Cap Fund")
           JPMorgan Growth and Income Fund ("Growth and Income Fund")
            JPMorgan Intrepid America Fund ("Intrepid America Fund")
             JPMorgan Intrepid Growth Fund ("Intrepid Growth Fund")
          JPMorgan Intrepid Multi Cap Fund ("Intrepid Multi Cap Fund")
              JPMorgan Intrepid Value Fund ("Intrepid Value Fund")
              JPMorgan Mid Cap Equity Fund ("Mid Cap Equity Fund")
              JPMorgan Small Cap Core Fund ("Small Cap Core Fund")
            JPMorgan Small Cap Equity Fund ("Small Cap Equity Fund")
                 JPMorgan U.S. Equity Fund ("U.S. Equity Fund")
          JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund")
             JPMorgan Value Advantage Fund ("Value Advantage Fund")

             J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC. ("JPMFMFG")

               JPMorgan Mid Cap Value Fund ("Mid Cap Value Fund")

              J.P. MORGAN MUTUAL FUND INVESTMENT TRUST ("JPMMFIT")

            JPMorgan Growth Advantage Fund ("Growth Advantage Fund")

                 (each a "Fund," and collectively, the "Funds")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses for the Funds dated May 1, 2006, as supplemented from time to time ("Prospectuses"). Additionally, this SAI incorporates by reference the financial statements dated December 31, 2005, included in the annual Shareholder Reports relating to the Funds ("Financial Statements"). The Prospectuses and the Financial Statements, including the Independent Registered Public Accounting Firm's Reports are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), the Funds' distributor, at P.O. Box 711235, Columbus, OH 43271-1235.

     For more information about the Funds or the Financial Statements, simply write or call:

                             JPMorgan Funds Services
                                  P.O. Box 8528
                              Boston, MA 02266-8528
                                 1-800-480-4111

                                                                    SAI-USEQ-506

                                TABLE OF CONTENTS

GENERAL                                                                        1
INVESTMENT STRATEGIES AND POLICIES                                             4
INVESTMENT RESTRICTIONS                                                       27
TRUSTEES                                                                      38
OFFICERS                                                                      47
CODES OF ETHICS                                                               49
PROXY VOTING PROCEDURES AND GUIDELINES                                        50
PORTFOLIO HOLDINGS DISCLOSURE                                                 53
INVESTMENT ADVISER                                                            55
PORTFOLIO MANAGERS                                                            58
ADMINISTRATOR                                                                 67
DISTRIBUTOR                                                                   69
DISTRIBUTION PLAN                                                             70
CUSTODIAN                                                                     74
SECURITIES LENDING AGENT                                                      75
TRANSFER AGENT                                                                75
SHAREHOLDER SERVICING                                                         76
EXPENSES                                                                      80
FINANCIAL INTERMEDIARIES                                                      80
CASH COMPENSATION TO FINANCIAL INTERMEDIARIES                                 81
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 82
PURCHASES, REDEMPTIONS AND EXCHANGES                                          82
DIVIDENDS AND DISTRIBUTIONS                                                   85
NET ASSET VALUE                                                               86
PORTFOLIO TRANSACTIONS                                                        87
DELAWARE TRUST                                                                95
MASSACHUSETTS TRUST                                                           96
LIMITATION OF DIRECTORS' LIABILITY                                            96
DESCRIPTION OF SHARES                                                         97
DISTRIBUTIONS AND TAX MATTERS                                                100
ADDITIONAL INFORMATION                                                       108
FINANCIAL STATEMENTS                                                         127
APPENDIX A - DESCRIPTION OF SECURITY RATINGS                                 A-1

                                     GENERAL

THE TRUSTS AND THE FUNDS

     The Funds (other than the Growth Advantage Fund and the Mid Cap Value Fund) are series of JPMorgan Trust I ("JPMTI"), an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. Each Fund (other than the Growth Advantage Fund, the Mid Cap Value Fund and the Value Advantage Fund) is a successor mutual fund to JPMorgan Funds that were series of J.P. Morgan Mutual Fund Series ("Predecessor Funds") prior to February 18, 2005. Each of the Predecessor Funds (other than Intrepid America Fund, Intrepid Multi Cap Fund, Intrepid Growth Fund, Intrepid Value Fund, (the "Intrepid Funds") and Value Advantage Fund ) operated as a series of another legal entity prior to reorganizing and redomiciling as series of J.P. Morgan Mutual Fund Series on February 18, 2005.

     The Growth Advantage Fund (formerly JPMorgan Mid Cap Growth Fund) is a series of J.P. Morgan Mutual Fund Investment Trust ("JPMMFIT"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on September 23, 1997. Effective April 30, 2003, the name of JPMMFIT was changed from Mutual Fund Investment Trust to J.P. Morgan Mutual Fund Investment Trust.

     The Mid Cap Value Fund is a series of J.P. Morgan Fleming Mutual Fund Group, Inc. (the "Corporation" or "JPMFMFG"), a diversified open-end management investment company which was organized as a Maryland corporation, on August 19, 1997. Effective April 30, 2003, the name of the Corporation was changed from Fleming Mutual Fund Group, Inc. to J.P. Morgan Fleming Mutual Fund Group, Inc.

     The Predecessor Funds were formerly series of the following business trusts (the "Predecessor Trusts"):

                    J.P. Morgan Institutional Funds ("JPMIF")
                        JPMorgan Disciplined Equity Fund
                            JPMorgan Diversified Fund
                            JPMorgan U.S. Equity Fund
                        JPMorgan U.S. Small Company Fund

                    J.P. Morgan Mutual Fund Group ("JPMMFG")
                          JPMorgan Capital Growth Fund
                         JPMorgan Dynamic Small Cap Fund
                         JPMorgan Growth and Income Fund
                         JPMorgan Small Cap Equity Fund

                J.P. Morgan Mutual Fund Select Group ("JPMMFSG")
                          JPMorgan Mid Cap Equity Fund
                          JPMorgan Small Cap Core Fund

                    J.P. Morgan Mutual Fund Series ("JPMMFS")
                         JPMorgan Intrepid America Fund
                          JPMorgan Intrepid Growth Fund
                        JPMorgan Intrepid Multi Cap Fund
                          JPMorgan Intrepid Value Fund

     Shareholders of each of the Predecessor Funds approved an Agreement and Plan of Reorganization and Redomiciliation ("Shell Reorganization Agreements") between the Predecessor Trusts (other than JPMMFS), on behalf of the Predecessor Funds (other than the series of JPMMFS), and JPMMFS, on behalf of its series. Pursuant to the Shell Reorganization Agreements, the Predecessor Funds (other than the series of JPMMFS) were reorganized into the corresponding series of JPMMFS effective after the close of business on February 18, 2005 ("Closing Date"). With respect to events that occurred or payments that were made prior to the Closing Date, any reference to Fund(s) (other than Growth Advantage Fund, Mid Cap Value Fund and Value Advantage Fund) in this SAI prior to the Closing Date refers to the Predecessor Funds.

     On January 20, 2005, shareholders of JPMMFS approved the redomiciliation of JPMMFS as a Delaware statutory trust which was renamed "JPMorgan Trust I" ("Redomiciliation"). The Redomiciliation took place after the close of business on the Closing Date, at which time each Predecessor Fund became a series of JPMorgan Trust I. The Redomiciliation was effective after each of the reorganizations pursuant to the Shell Reorganization Agreements.

     JPMIF. Prior to February 19, 2005, the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund and U.S. Small Company Fund were series of JPMIF, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on November 4, 1992.

     JPMMFG. Prior to February 19, 2005, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund were series of JPMMFG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on May 11, 1987.

     The Growth and Income Fund operated under a master/feeder structure and invested all of its assets in the Growth and Income Portfolio. As of March 21, 2005, the Growth and Income Portfolio was dissolved and the Growth and Income Fund began investing directly in portfolio securities.

     JPMMFSG. Prior to February 19, 2005, the Mid Cap Equity Fund and Small Cap Core Fund were series of JPMMFSG, an open-end, management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on October 1, 1996. Effective April 30, 2003, the name of JPMMFSG was changed from Mutual Fund Select Group to J.P. Morgan Mutual Fund Select Group.

     JPMMFS. Prior to February 19, 2005, the Intrepid America Fund, Intrepid Multi Cap Fund (formerly JPMorgan Intrepid Contrarian Fund), Intrepid Growth Fund and Intrepid Value Fund were series of JPMMFS, an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts, on January 27, 2003.

     After the close of business on February 18, 2005, the JPMorgan Diversified Fund and the JPMorgan U.S. Equity Fund acquired all of the assets and liabilities of One Group Balanced Fund and One Group Diversified Equity fund, respectively, pursuant to Agreements and Plans of Reorganization, each dated November 22, 2004 between JPMMFG, on behalf of JPMorgan Diversified Fund and JPMorgan U.S. Equity Fund, and One Group Mutual Funds, on behalf of One Group Balanced Bond Fund and One Group Diversified Equity Fund.

     For ease of reference, throughout this SAI, the Board of Trustees of JPMTI, the Board of Directors of JPMFMFG, the Board of Trustees of JPMMFS and the Boards of Trustees of the other Predecessor Trusts are referred to herein collectively as the "Board of Trustees." JPMTI, JPMMFIT and JPMFMFG are referred to together in this SAI as the "Trusts."

SHARE CLASSES

     The Trustees of the Funds have authorized the issuance and sale of the following classes of shares of the Funds:

Capital Growth Fund       Select Class, Institutional Class, Class A, Class B and Class C
Disciplined Equity Fund   Select Class, Institutional Class, Class A, Class B and Class C and Ultra
Diversified Fund          Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund    Select Class, Institutional Class, Class A, Class B and Class C
Growth and Income Fund    Select Class, Institutional Class, Class A, Class B and Class C
Intrepid America Fund     Select Class, Class A and Class C
Intrepid Growth Fund      Select Class, Class A and Class C
Intrepid Multi Cap Fund   Select Class, Class A and Class C
Intrepid Value Fund       Select Class, Class A and Class C
Mid Cap Equity Fund       Select Class, Class A and Class C
Growth Advantage Fund     Select Class, Institutional Class, Class A, Class B and Class C
Mid Cap Value Fund        Select Class, Institutional Class, Class A, Class B and Class C
Small Cap Core Fund       Select Class
Small Cap Equity Fund     Select Class, Institutional Class, Class A, Class B and Class C
U.S. Equity Fund          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund   Select Class, Institutional Class, Class A, Class B and Class C
Value Advantage           Select Class, Institutional Class, Class A and Class C

     Currently, each Fund offers the following classes of shares:

Capital Growth Fund       Select Class, Class A, Class B and Class C
Disciplined Equity Fund   Select Class, Institutional Class, Class A and Ultra
Diversified Fund          Select Class, Institutional Class, Class A, Class B and Class C
Dynamic Small Cap Fund    Select Class, Class A, Class B and Class C
Growth and Income Fund    Select Class, Class A, Class B and Class C
Intrepid America Fund     Select Class, Class A and Class C
Intrepid Growth Fund      Select Class, Class A and Class C
Intrepid Multi Cap Fund   Select Class, Class A and Class C
Intrepid Value Fund       Select Class, Class A and Class C
Mid Cap Equity Fund       [Select Class]
Growth Advantage Fund     Select Class, Class A, Class B and Class C
Mid Cap Value Fund        [Select Class], Institutional Class, Class A, Class B and Class C
Small Cap Core Fund       [Select Class]
Small Cap Equity Fund     Select Class, Class A, Class B and Class C
U.S. Equity Fund          Select Class, Institutional Class, Class A, Class B, Class C and Ultra
U.S. Small Company Fund   Select Class and Institutional Class
Value Advantage           Select Class, Institutional Class, Class A and Class C


     As of the date of this SAI, Mid Cap Value Fund, Mid Cap Equity Fund, Small Cap Core Fund, U.S. Small Company Fund and Ultra shares of the Disciplined Equity Fund are not available for purchase by new investors. Please see read the prospectuses for more information

     The shares of the Funds are collectively referred to in this SAI as the "Shares."

NAME CHANGES

     Effective May 1, 2003, the following Funds of JPMMFSG were renamed with the approval of the Board of Trustees:

NEW NAME                               FORMER NAME
--------                               -----------
JPMorgan Mid Cap Equity Fund           J.P. Morgan Select Mid Cap Equity Fund
JPMorgan Trust Small Cap Equity Fund   J.P. Morgan Select Small Cap Equity Fund

     On April 30, 2004, the JPMorgan Intrepid All Cap Fund changed its name to the JPMorgan Intrepid America Fund.

     Effective February 19, 2005, the following Funds were renamed with the approval of the Board of Trustees:

NEW NAME                           FORMER NAME
--------                           -----------
JPMorgan Intrepid Multi Cap Fund   JPMorgan Intrepid Investor Fund
JPMorgan Small Cap Core Fund       JPMorgan Trust Small Cap Equity Fund

     Effective August 17, 2005, JPMorgan Mid Cap Growth Fund was renamed JPMorgan Growth Advantage Fund.

     Effective April 10, 2006, JPMorgan Intrepid Contrarian Fund was renamed JPMorgan Intrepid Multi Cap Fund.

MISCELLANEOUS

     This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their needs.

     This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Fund's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Funds' executive offices are located at 245 Park Avenue, New York, NY 10167.

     In addition to the Funds (other than the Growth Advantage Fund and the Mid Cap Value Fund), JPMTI consists of other series representing separate investment funds. The series of JPMTI not covered in this SAI are covered by separate Statements of Additional Information.

     The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

     Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank"), an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

                       INVESTMENT STRATEGIES AND POLICIES

                               EQUITY INVESTMENTS

     The equity securities in which the Funds may invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


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

     Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stock on the corporation's earnings or assets.

     The convertible securities in which the Funds may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

     COMMON STOCK WARRANTS AND RIGHTS. The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     All Funds, except for Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund may invest in rights. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuers to shareholders.

     Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. The Funds may invest in certain foreign securities. The Diversified Fund may invest up to 30% of its total assets in foreign securities. The remaining Funds may invest up to 20% of their total assets in foreign securities. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country.

     Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies.

Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.

     In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, with the exception of Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, which may not invest in foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.

     The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because all the Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, the Intrepid Funds and Value Advantage Fund, can buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, such Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Funds or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     SOVEREIGN OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and U.S. Small Company Fund may invest in sovereign debt obligations. Investment in sovereign debt obligations involves special risks not present in corporate debt obligations. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund's net asset value ("NAV"), may be more volatile than prices of U.S. debt obligations. In the past, certain emerging markets have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. With the exception of the Intrepid Funds, Capital Growth Fund, Small Cap Equity Fund, Dynamic Small Cap Fund and Value Advantage Fund, the Funds may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     CORPORATE BONDS. All the Funds may invest in bonds and other debt securities of domestic and foreign issuers, including obligations of industrial, utility, banking and other financial issuers to the extent consistent with their investment objectives and policies. All debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. See "Diversification and Quality Requirements."

     MORTGAGE-BACKED SECURITIES. The Funds, except Value Advantage Fund, may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates") and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Mid Cap Value Fund, Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in stripped mortgage-backed securities ("SMBSs") which are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, Small Cap Core Fund and the Intrepid Funds may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to a Fund if the other party should default on its obligation and a Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, a Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Fund's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of a Fund's investment restrictions. All forms of borrowing (including reverse repurchase agreements and mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1/3% a Fund's total assets.

     STRUCTURED PRODUCTS. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, U.S. Small Company Fund and Value Advantage Fund, the Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. With the exception of the Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, the U.S. Small Company Fund and Value Advantage Fund, the Funds may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or third party. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

     The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates (described below), on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

     Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the nature of the underlying floating or variable rate should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate securities adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

     These Funds may invest in Participation Certificates issued by a bank, insurance company or other financial institution in securities owned by such institutional or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that such Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees has determined meets the prescribed quality standards for a particular Fund.

     A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of a Fund's participation interest in the securities, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although a Fund retains the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

     These Funds may also invest in certificates of indebtedness or safekeeping which are documentary receipts for documentary receipts for original securities held in custody by others. As a result of the floating or variable rate nature of Participation Certificates and certificates of indebtedness or safekeeping, the Funds' yields may decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. The demand feature on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party.

     ZERO COUPON AND PAY-IN-KIND SECURITIES. The Intrepid Funds may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Zero coupon and pay-in-kind securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

     ASSET-BACKED SECURITIES. The Funds, except the Value Advantage Fund, may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Fund may invest are subject to a Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.


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                            MONEY MARKET INSTRUMENTS

     Although the Funds intend, under normal circumstances and to the extent practicable, to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may invest in money market instruments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Diversification and Quality Requirements."

     U.S. GOVERNMENT OBLIGATIONS. The Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     The Funds may also invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Funds must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations;
(ii) securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, which are supported only by the credit of such securities but for which the Secretary of the Treasury has discretionary authority to purchase limited amounts of the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     FOREIGN GOVERNMENT OBLIGATIONS. The Diversified Fund, Disciplined Equity Fund, U.S. Equity Fund, and the U.S. Small Company Fund may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in U.S. dollars or in another currency. See "Foreign Investments
- Sovereign Obligations."

     SUPRANATIONAL OBLIGATIONS. All Funds, except for the Intrepid Funds and Value Advantage Fund, may invest in debt securities issued by supranational obligations. See also "Foreign Investments - Obligations of Supranational Entities."

     BANK OBLIGATIONS. The Funds may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria.

     The Funds will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank, provided, however, that the Funds maintain demand deposits at their affiliated custodian, JPMorgan Chase Bank.

     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Generally, the Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Funds' quality restrictions. See "Diversification and Quality Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.

     REPURCHASE AGREEMENTS. The Funds may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if the agreement is collateralized by securities in which such Fund is permitted to invest. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. Except in the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be seven days. In the case of a tri-party agreement, the maximum maturity of a repurchase agreement will be 95 days, or as limited by the specific repurchase agreement. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of 95 days from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. The Funds will always receive securities as


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

collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest. The repurchase agreements further authorize the Funds to demand additional collateral in the event that the dollar value of the collateral falls below 100%. The Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund.

                             TAX EXEMPT OBLIGATIONS

     The Mid Cap Value Fund, Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Growth Advantage Fund, Mid Cap Equity Fund, and Small Cap Core Fund may invest in tax exempt obligations.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Funds may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

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     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.

                             ADDITIONAL INVESTMENTS

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. All Funds, except for the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Growth Advantage Fund, may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and, for money market instruments and other fixed income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its NAV and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with JPMorgan Chase Bank, the Funds' custodian (see "Custodian"), a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

     FORWARD COMMITMENTS. Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, and Growth Advantage Fund, the Intrepid Funds and Value Advantage Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission ("SEC") concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, cash, cash equivalents or liquid securities equal to the amount of such Fund's commitments will be reserved for payment of the commitment. For the purpose of determining the adequacy of the securities reserved for payment of commitments, the reserved securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be reserved for payment of the commitment so that the value of the Fund's assets reserved for payment of a commitment will equal the amount of such commitments purchased by the respective Fund.

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     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations).
The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the 1940 Act and consistent with its investment objective and strategies. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund, provided however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. The SEC has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets the following conditions:
(1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from a Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

     INTERFUND LENDING. To satisfy redemption requests or to cover unanticipated cash shortfalls, the Funds may enter into lending agreements ("Interfund Lending Agreements") under which the Funds would lend money and borrow money for temporary purposes directly to and from each other through a credit facility ("Interfund Loan"), subject to meeting the conditions of an SEC exemptive order permitting such interfund lending. No Fund may borrow more than the lesser of the amount permitted by Section 18 of the 1940 Act or the amount permitted by its investment limitations. All Interfund Loans will consist only of uninvested cash reserves that the Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

     If a Fund has outstanding borrowings, any Interfund Loans to the Fund (a) will be at an interest rate equal to or lower than any outstanding bank loan,
(b) will be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) will have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) will provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, the event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the Interfund Lending Agreement entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral) and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

     A Fund may make an unsecured borrowing through the credit facility if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets; provided, that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund's total outstanding borrowings immediately after an interfund borrowing would be greater than 10% of its total assets, the Fund may borrow through the credit facility on a secured basis only. A Fund may not borrow through the credit facility or from any other source if its total outstanding borrowings immediately after the interfund borrowing would exceed the limits imposed by Section 18 of the 1940 Act.

     No Fund may lend to another Fund through the interfund lending credit facility if the loan would cause its aggregate outstanding loans through the credit facility to exceed 15% of the lending Fund's net assets at the time of the loan. A Fund's Interfund Loans to any one Fund shall not exceed 5% of the lending Fund's net assets. The duration of Interfund Loans is limited to the time required to receive payment for securities sold, but in no event more than seven days. Loans effected within seven days of each other will be treated as separate loan transactions for purposes of this condition. Each Interfund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund.

     The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the loan could be called on one day's notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan were not available from another Fund. A delay in repayment to a lending Fund could result in a lost opportunity or additional borrowing costs.

     REVERSE REPURCHASE AGREEMENTS. The Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which a Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements and mortgage dollar rolls) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

     LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its securities if such loans are secured continuously by cash collateral in favor of a Fund at least equal at all times to 100% of the market value of the securities loaned plus, in the case of fixed income securities, accrued interest. While such securities are on loan, the borrower will pay a Fund any income accruing thereon. Loans will be subject to termination by a Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to a Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or JPMDS, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote.

     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

     ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Funds may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, each Fund may acquire investments that are illiquid or have limited liquidity, such as commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly the valuation of these securities will reflect any limitations on their liquidity.

     Each Fund may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     REAL ESTATE INVESTMENT TRUSTS. All of the Funds, except the Diversified Fund and U.S. Equity Fund, may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITS or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

                    DIVERSIFICATION AND QUALITY REQUIREMENTS

     The Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund are registered as non-diversified investment companies which means that the Funds are not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, these Funds may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to their portfolio securities.

     All Funds, except for Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund and Small Cap Core Fund, intend to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of the Fund: these Funds may not invest more than 5% of its total assets in the securities of any one issuer or own more than 10% of the outstanding voting securities of any one issuer, except cash and cash items, obligations of the U.S. government, its agencies and instrumentalities, and securities of other investment companies. As for the other 25% of a Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     All of the Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company which are less restrictive than the requirements applicable to "diversified" investment companies under the 1940 Act. See "Distributions and Tax Matters." To meet these requirements, a Fund must diversify its holdings so that with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).

     The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P and the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Mid Cap Value Fund and Growth Advantage Fund rated Ba or B by Moody's or BB or B by Standard & Poor's ("S&P") (commonly known as junk bonds), Growth and Income Fund rated Baa or B or higher by Moody's or BBB or higher by S&P, and Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Multi Cap Fund rated Baa or higher by Moody's and BBB or higher by S&P, may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that a Fund invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately a Fund's portfolio securities for purposes of determining the Fund's NAV. See Appendix A for more detailed information on the various ratings categories.

                        OPTIONS AND FUTURES TRANSACTIONS

     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, a Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

     Provided that a Fund has arrangements with certain qualified dealers who agree that a Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay an initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by a Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Funds may purchase and write options in combination with other Funds, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of a Fund's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which a Fund can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     The Funds will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede portfolio management or a Fund's ability to meet redemption requests or other current obligations.

                         SWAPS AND RELATED SWAP PRODUCTS

     Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Fund may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis", and a Fund will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement. Each Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

     CREDIT DEFAULT SWAPS. As described above, swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of a credit default swap ("CDS"), the contract gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security).

     Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. A Fund will segregate assets necessary to meet any accrued payment obligations when it is the buyer of CDS. In cases where a Fund is a seller of a CDS, if the CDS is physically settled, the Fund will be required to segregate the full notional amount of the CDS.

     If a Fund is a seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to debt obligations. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.

     If a Fund is a buyer of a CDS contract, the Fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.

     The use of CDSs, like all swap agreements, is subject to certain risks. If a counterparty's creditworthiness declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

                                 RISK MANAGEMENT

     The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the Funds' exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Fund's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Fund's position and that a Fund will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Fund.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Fund's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Fund. If a Fund enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Fund's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Fund's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Fund's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly-traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund's purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser intends to manage each Fund's assets by buying and selling securities to help attain its investment objective. The table below sets forth the Funds' portfolio turnover rates for the last two fiscal years, but portfolio turnover may vary greatly from year to year as well as within a particular year. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                            FISCAL YEAR   FISCAL YEAR
                               ENDED         ENDED
                              12/31/04      12/31/05
                            -----------   -----------
Capital Growth Fund             122%          119%
Disciplined Equity Fund          49%           44%
Diversified Fund                242%          214%
Dynamic Small Cap Fund          112%          143%
Growth Advantage Fund           118%          140%
Growth and Income Fund**         44%           41%
Intrepid America Fund            97%          109%
Intrepid Growth Fund            127%          130%
Intrepid Multi Cap Fund          99%          177%
Intrepid Value Fund              98%          112%

                            FISCAL YEAR   FISCAL YEAR
                               ENDED         ENDED
                              12/31/04      12/31/05
                            -----------   -----------
Mid Cap Equity Fund             103%           99%
Mid Cap Value Fund               44%           45%
Small Cap Core Fund*            189%           37%
Small Cap Equity Fund            33%           70%
U.S. Equity Fund                 82%           83%
U.S. Small Company Fund*        128%           32%
Value Advantage Fund              NA           90%


* Changes in portfolio turnover during the fiscal years ended December 31, 2004 and 2005, is attributable to the restructuring of those Funds following portfolio manager changes.

** Prior to March 21, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio and did not invest directly in a portfolio of assets, and therefore did not have reportable portfolio turnover rates.



                             INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trusts with respect to the applicable Funds. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of a Fund, as such term is defined in "Additional Information." If a percentage or rating restriction on investment or use of assets set forth in a fundamental investment policy or a non-fundamental investment policy or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. The investment restrictions described below which are not fundamental policies of the Funds may be changed by the Trustees of the Funds without shareholder approval.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

     The investment policies of the Funds are not fundamental, except as designated in the Prospectuses or herein. Shareholders of the Capital Growth Fund, the Growth and Income Fund, the Small Cap

Equity Fund, the Dynamic Small Cap Fund, the Growth Advantage Fund, and the Small Cap Core Fund must be given at least 30 days' prior written notice of any change in the Funds' investment objectives.

     In addition, the Capital Growth Fund, Disciplined Equity Fund, Dynamic Small Cap Fund, Growth and Income Fund, Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Value Fund, Mid Cap Equity Fund, Mid Cap Value Fund, Small Cap Core Fund, Small Cap Equity Fund, U.S. Equity Fund and U.S. Small Company Fund have an 80% investment policy which may be changed by the Board of Trustees without shareholder approval. However, each Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

INVESTMENT RESTRICTIONS OF THE MID CAP VALUE FUND

      FUNDAMENTAL INVESTMENT RESTRICTIONS. The Mid Cap Value Fund may not:

     1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or acquire more than 10% of the outstanding voting securities of any one issuer. This restriction applies to 75% of each Fund's total assets.

     2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities.

     3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. Asset coverage of a least 300% is required for all borrowings, except where a Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets. A Fund will not purchase securities while its borrowings exceed 5% of its total assets.

     4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

     5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in REITs, commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

     6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

     7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

     NON-FUNDAMENTAL POLICIES. The following investment limitations are non-fundamental policies of Mid Cap Value Fund and may be changed with respect to the Fund by the Board of Trustees. The Mid Cap Value Fund may not:

     1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing, provided, such Fund may segregate assets without limit in order to comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     2. Invest in companies for the purpose of exercising control.

     3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

     5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

     6. Enter into a futures contract or options transaction if the Fund's total outstanding obligations resulting from such futures contract or option transaction would exceed 10% of the Fund's total assets, and each Fund will maintain assets sufficient to meet its obligations under such contracts or transactions with the Fund's custodian or will otherwise comply with the SEC's position regarding the asset segregation requirements of Section 18 of the 1940 Act.

     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE DIVERSIFIED FUND, THE DISCIPLINED EQUITY FUND, THE U.S. EQUITY FUND AND THE U.S. SMALL COMPANY FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the 1940 Act.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment restrictions require that each of the Funds:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

INVESTMENT RESTRICTIONS OF THE CAPITAL GROWTH FUND, THE GROWTH AND INCOME FUND, THE SMALL CAP EQUITY FUND AND THE DYNAMIC SMALL CAP FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. With respect to the Growth and Income Fund, it is a fundamental policy of the Fund that when the Fund holds no portfolio securities except interests in another investment company ("master portfolio") in which it invests, the Fund's investment objective and policies shall be identical to the master portfolio's investment objective and policies, except for the following: the Fund (1) may invest more than 10% of its net assets in the securities of a registered investment company, (2) may hold more than 10% of the voting securities of a registered investment company and (3) will concentrate its investments in the investment company. It is a fundamental investment policy of the Fund that when the Fund holds only portfolio securities other than interests in the master portfolio, the Fund's investment objective and policies shall be identical to the investment objective and policies of the master portfolio at the time the assets of the Fund were withdrawn from that master portfolio.

     Each Fund:

     1. May not borrow money, except to the extent permitted by applicable law.

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the 1933 Act in selling a portfolio security.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund and the Dynamic Small Cap Fund are subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales "against the box", or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law.

     7. Each Fund (other than Growth and Income Fund) may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     The investment policies of the Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund and Dynamic Small Cap Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     In order to permit the sale of its shares in certain foreign countries, the Capital Growth Fund, the Growth and Income Fund, the Small Cap Equity Fund or the Dynamic Small Cap Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets,
(ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. Government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by an affiliate of JPMorgan Chase, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

     If the value of such Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE GROWTH ADVANTAGE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. The Growth Advantage Fund:

     1. May not borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of the Fund's total assets must be repaid before the Fund may make additional investments;

     2. May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction.

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Growth Advantage Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL RESTRICTIONS. The Growth Advantage Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund.

     2. The Fund may not purchase or sell interests in oil, gas or mineral leases.

     3. The Fund may not invest more than 15% of its net assets in illiquid securities.

     4. The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     5. Except as specified above, the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

     6. In addition, the Growth Advantage Fund may not, with respect to 50% of its asset, hold more than 10% of the outstanding shares of issuers.

     7. The Fund may not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding the Growth Advantage Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     In order to permit the sale of its shares in certain states, the Growth Advantage Fund may make commitments more restrictive than the investment policies and limitations described above and in their Prospectus. Should either the Growth Advantage Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of shares in the state involved.

     If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE MID CAP EQUITY FUND AND SMALL CAP CORE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each of the Funds:

     1. May not borrow money, except to the extent permitted by applicable law;

     2. May make loans to other persons, in accordance with such Fund's investment objective and policies and to the extent permitted by applicable law;

     3. May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

     4. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

     5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

     6. May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

     7. May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act in selling a portfolio security.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Mid Cap Equity Fund and Small Cap Core Fund, may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition, the Mid Cap Equity Fund and the Small Cap Core Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

     1. Each such Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

     2. Each Fund may not make short sales of securities, other than short sales against the box, or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, future contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

     3. Each Fund may not purchase or sell interests in oil, gas or mineral leases.

     4. Each Fund may not invest more than 15% of its net assets in illiquid securities.

     5. Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

     6. Each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

     7. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     For purposes of the investment restrictions regarding the Mid Cap Equity Fund and the Small Cap Core Fund, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

     The investment policies of the Mid Cap Equity Fund and the Small Cap Core Fund are not fundamental. In the event, however, of a change in any such Fund's investment objective, shareholders will be given at least 30 days' prior written notice.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

INVESTMENT RESTRICTIONS OF THE INTREPID GROWTH FUND, THE INTREPID VALUE FUND, INTREPID AMERICA FUND, THE INTREPID MULTI CAP FUND AND VALUE ADVANTAGE FUND

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Intrepid Growth Fund, Intrepid Value Fund, Intrepid America Fund and Intrepid Multi Cap Fund are diversified funds, as such term is defined in the 1940 Act. Each Fund:

     1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

     2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

     3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

     4. May not borrow money, except to the extent permitted by applicable law;

     5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the Securities Act of 1933;

     6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate and make direct investments in mortgages;

     7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

     8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The non-fundamental investment policies require that each of the Intrepid Funds:

     1. May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

     2. May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules;

     3. May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     4. May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity. In addition, the Funds may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leverage."

                                    TRUSTEES

     The names of the Trustees of the Funds, together with information regarding their year of birth, the year each Trustee became a Board member of the Trusts (whichever was earliest), the year each Trustee first became a Board member of any of the Predecessor Funds (if applicable), principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

                                                               NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                         IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS             OVERSEEN              OTHER DIRECTORSHIPS HELD
          THE FUNDS                 DURING PAST 5 YEARS            BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------       --------------------        ------------------------
INDEPENDENT TRUSTEES
WILLIAM J. ARMSTRONG           CFO and Consultant,                     123            None.
(1941); Trustee of Trust       EduNeering, Inc. (internet
since 2005; Trustee of         business education supplier)
heritage JPMorgan Funds        (2000-2001); Retired; Vice
since 1987.                    President & Treasurer of
                               Ingersoll-Rand Company
                               (manufacturer of industrial
                               equipment) (1972-2000).

ROLAND R. EPPLEY, JR.          Retired; President & Chief              123            None.
(1932); Trustee of Trust       Executive Officer, Eastern
since 2005; Trustee of         States Bankcard (1971-1988)
heritage JPMorgan Funds
since 1989.

JOHN F. FINN                   President and Chief Executive           122*           Director, Cardinal Health, Inc.
(1947); Trustee of Trust       Officer of Gardner, Inc.                               (CAH) (1994-present); Chairman,
since 2005; Trustee of         (wholesale distributor to                              The Columbus Association of the
heritage One Group Mutual      outdoor power equipment                                Performing Arts (CAPA) (2003 -
Funds since 1998.              industry) (1979-present).                              present).

DR. MATTHEW GOLDSTEIN          Chancellor of the City                  123            Director, Albert Einstein School
(1941); Trustee of Trust       University of New York                                 of Medicine (1998 - present);
since 2005; Trustee of         (1999-present); President,                             Director, New Plan Excel Realty
heritage JPMorgan Funds        Adelphi University (New York)                          Trust, Inc. (real estate
since 2003.                    (1998-1999).                                           investment trust) (2000-present);
                                                                                      Director, Lincoln Center
                                                                                      Institute for the Arts in
                                                                                      Education (1999-present).

ROBERT J. HIGGINS (1945);      Retired; Director of                    123            None.
Trustee of Trust since 2005;   Administration of the State
Trustee of heritage JPMorgan   of Rhode Island (2003-2004);
Funds since 2002.              President - Consumer Banking
                               and Investment Services,
                               Fleet Boston Financial
                               (1971-2001).

                                                                NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS              OVERSEEN              OTHER DIRECTORSHIPS HELD
          THE FUNDS                 DURING PAST 5 YEARS             BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------        --------------------        ------------------------
PETER C. MARSHALL              Self-employed business                   122*           None.
(1942); Trustee of Trust       consultant (2002-present);
since 2005; Trustee of         Senior Vice President, W.D.
heritage One Group Mutual      Hoard, Inc. (corporate parent
Funds since 1994.              of DCI Marketing, Inc.)
                               (2000-2002); President, DCI
                               Marketing, Inc. (1992-2000).

MARILYN MCCOY                  Vice President of                        122*           Trustee, Mather LifeWays
(1948); Trustee of Trust       Administration and Planning,                            (1994-present); Trustee, Carleton
since 2005; Trustee of         Northwestern University                                 College (2003-present).
heritage One Group Mutual      (1985-present).
Funds since 1999.

WILLIAM G. MORTON, JR.         Retired; Chairman Emeritus               123            Director, Radio Shack Corporation
(1937); Trustee of Trust       (2001-2002), and Chairman and                           (electronics) (1987-present);
since 2005; Trustee of         Chief Executive Officer,                                Director, The National Football
heritage JPMorgan Funds        Boston Stock Exchange (1985-                            Foundation and College Hall of
since 2003.                    2001).                                                  Fame (1994-present); Trustee, the
                                                                                       Stratton Mountain School
                                                                                       (2001-present).

ROBERT A. ODEN, JR. (1946);    President, Carleton College              122*           Director, American University in
Trustee of Trust since 2005;   (2002-present); President,                              Cairo.
Trustee of heritage One        Kenyon College (1995-2002).
Group Mutual Funds since
1997.

FERGUS REID, III (1932);       Chairman of Lumelite                     123            Trustee, Morgan Stanley Funds
Trustee of Trust (Chairman)    Corporation (plastics                                   (198 portfolios) (1995-present).
since 2005; Trustee            manufacturing)
(Chairman) of heritage         (2003-present); Chairman and
JPMorgan Funds since 1987.     Chief Executive Officer of
                               Lumelite Corporation
                               (1985-2002).

FREDERICK W. RUEBECK           Advisor, Jerome P. Green &               122*           Director, AMS Group
(1939); Trustee of Trust       Associates, LLC                                         (2001-present); Trustee, Wabash
since 2005; Trustee of         (broker-dealer)                                         College (1988-present);
heritage One Group Mutual      (2002-present); Chief                                   Chairman, Indianapolis Symphony
Funds since 1994.              Investment Officer, Wabash                              Orchestra Foundation
                               College (2004-present);                                 (1994-present).
                               self-employed consultant
                               (January 2000 to present);
                               Director of Investments, Eli
                               Lilly and Company (1988-1999).

                                                                NUMBER OF PORTFOLIOS
    NAME (YEAR OF BIRTH);                                          IN FUND COMPLEX
       POSITIONS WITH              PRINCIPAL OCCUPATIONS              OVERSEEN              OTHER DIRECTORSHIPS HELD
          THE FUNDS                 DURING PAST 5 YEARS             BY TRUSTEE(1)             OUTSIDE FUND COMPLEX
    ---------------------          ---------------------        --------------------        ------------------------
JAMES J. SCHONBACHLER          Retired; Managing Director of            123            None.
(1943); Trustee of Trust       Bankers Trust Company
since 2005; Trustee of         (financial services)
heritage JPMorgan Funds        (1968-1998).
since 2001.

INTERESTED TRUSTEE
LEONARD M. SPALDING, JR.**     Retired; Chief Executive                 123            Director, Glenview Trust Company,
(1935); Trustee of Trust       Officer of Chase Mutual Funds                           LLC (2001- present); Trustee, St
since 2005; Trustee of         (investment company)                                    Catherine College (1998 -
heritage JPMorgan Funds        (1989-1998); President &                                present); Trustee, Bellarmine
since 1998.                    Chief Executive Officer of                              University (2000 - present);
                               Vista Capital Management                                director, Springfield-Washington
                               (investment management)                                 County Economic Development
                               (1990-1998); Chief Investment                           Authority (1997 - present);
                               Executive of Chase Manhattan                            Trustee, Marion and Washington
                               Private Bank (investment                                County, Kentucky Airport Board
                               management) (1990-1998).                                (1998 - present); Trustee,
                                                                                       Catholic Education Foundation
                                                                                       (2005 - present).

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees currently serves includes nine registered investment companies (123 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

** Mr. Spalding is deemed to be an "interested person" due to his ownership of JPMorgan Chase stock.

     Each Trustee serves for an indefinite term, subject to the Trust's current retirement policy, which is age 73 for all Trustees, except Messrs. Reid and Eppley, for whom it is age 75. The Board of Trustees decides upon general policies and is responsible for overseeing the business affairs of the Trust.

                               STANDING COMMITTEES

     The Board of Trustees currently has four standing committees: the Audit, Compliance, Governance, and Investment Committees.

     The members of the Audit Committee are Messrs. Armstrong (Chair), Eppley, Finn, Higgins and Ruebeck. The purposes of the Audit Committee are to: (i) appoint and determine compensation of the Funds' independent accountants; (ii) evaluate the independence of the Funds' independent accountants; (iii) oversee of the performance of the Funds' audit, accounting and financial reporting policies, practices and internal controls; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) oversee the quality and objectivity of the Funds' independent audit and the financial statements of the Funds; (vi) determine the independence of the Funds' independent registered public accounting firm; (vii) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser;

and (viii) to act as a liaison between the Funds' independent registered public accounting firm and the full Board. At a meeting of the Board of Trustees, the Board approved the reorganization of the Audit Committee whereby the responsibilities for valuation of portfolio securities are transferred from the Valuation and Compliance Committee to the Audit Committee effective August 10, 2005. The Audit Committee has delegated the valuation responsibilities to the Valuation Sub-Committee, comprised of Messrs. Higgins and Ruebeck. In instances in which the valuation procedures of the Funds require Board action, but it is impracticable or impossible to hold a meeting of the entire Board, the Valuation Sub-Committee of the Audit Committee will act in lieu of the full Board. The Audit Committee was formed February 19, 2005, and, prior to that time, the predecessor Audit Committee of the Trust was comprised of all the members of the Board. The Audit Committee or the predecessor Audit Committee met seven times during the fiscal year ended December 31, 2005.


     As discussed above, the Valuation and Compliance Committee was reorganized and is now known as the Compliance Committee. The members of the Compliance Committee are Ms. McCoy (Chair) and Messrs. Oden, Schonbachler and Spalding. The primary purposes of the Valuation and Compliance Committee are to (i) assist the Board in its oversight of the valuation of the Funds' securities by the Adviser, as well as any sub-adviser; and (ii) consider the appointment, compensation and removal of the Funds' Chief Compliance Officer. The Compliance Committee was formed on February 19, 2005 and the Compliance Committee or its predecessor Valuation and Compliance Committee met four times during the fiscal year ended December 31, 2005.

     The members of the Governance Committee are Messrs. Reid (Chair), Goldstein, Marshall and Morton, who are each Independent Trustees of the JPMorgan Funds. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Trustees; (ii) periodic review of the compensation payable to the non-interested Trustees; (iii) establishment of non-interested Trustee expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Trustees and legal counsel to the Funds; (vi) oversight of ongoing litigation affecting the Funds, the Adviser or the non-interested Trustees; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); and (viii) oversight and review of matters with respect to service providers to the Funds (except the Funds' independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance Committee may consider, among other factors, (i) whether or not the person is "independent" and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the JPMorgan Funds, with consideration being given to the person's business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluate nominees identified by the Governance Committee. The Governance Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

     Each member of the Board, except Mr. Reid, serves on the Investment Committee and Mr. Spalding acts as Chairperson. The Investment Committee has three sub-committees divided by asset type and different members of the Investment Committee serve on the sub-committee with respect to each asset type. For the Equity Funds, the sub-committee members are Messrs. Higgins (Chair), Finn and Morton and Ms. McCoy. For the Fixed Income Funds, the sub-committee members are Messrs. Ruebeck (Chair), Eppley, Oden and Schonbachler. For the Money Market Funds, the sub-committee members are Messrs. Goldstein (Chair), Armstrong and Marshall. The function of the Investment Committee and its sub-committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the Funds, as well as any sub-adviser to the Funds. The full Board may delegate to the Investment Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. The primary purpose of each sub-committee is to receive reports concerning investment management topics, concerns or exceptions with respect to particular Funds that the sub-committee is assigned to oversee, and to facilitate the understanding by the Committee and the Board of particular issues related to investment management of Funds reviewed by the sub-committee. The Investment Committee was formed effective February 19, 2005 and met five times during the fiscal year ended December 31, 2005.

     OWNERSHIP OF SECURITIES. The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2005, in the Funds and each Trustee's aggregate dollar range of ownership in any Funds that the Trustee oversees in the Family of Investment Companies(1):

                                                 OWNERSHIP OF
                           OWNERSHIP OF MID   DISCIPLINED EQUITY   OWNERSHIP OF U.S.    OWNERSHIP OF U.S.
NAME OF TRUSTEE             CAP VALUE FUND           FUND             EQUITY FUND      SMALL COMPANY FUND
---------------            ----------------   ------------------   -----------------   ------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None                None                 None                None
Roland R. Eppley, Jr.            None                None                 None                None
John F. Finn                     None                None                 None                None
Dr. Matthew Goldstein       $10,001-$50,000          None           $10,001-$50,000           None
Robert J. Higgins                None                None                 None                None
Peter C. Marshall                None                None                 None                None
Marilyn McCoy                    None                None                 None                None
William G. Morton, Jr.           None                None                 None                None
Robert A. Oden, Jr.              None                None                 None                None
Fergus Reid, III                 None                None                 None                None
Frederick W. Ruebeck             None                None                 None                None
James J. Schonbachler            None                None                 None                None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None                None                 None                None

                             OWNERSHIP OF                                                   OWNERSHIP OF
                            CAPITAL GROWTH    OWNERSHIP OF GROWTH   OWNERSHIP OF SMALL   DYNAMIC SMALL CAP
NAME OF TRUSTEE                  FUND           AND INCOME FUND       CAP EQUITY FUND           FUND
---------------            ----------------   -------------------   ------------------   -----------------
INDEPENDENT TRUSTEES
William J. Armstrong       $10,001-$50,000         $1-$10,000              None                 None
Roland R. Eppley, Jr.      $50,001-$100,000           None                 None           $50,001-$100,000
John F. Finn                     None                 None                 None                 None
Dr. Matthew Goldstein         $1-$10,000              None                 None                 None
Robert J. Higgins                None                 None                 None                 None
Peter C. Marshall                None                 None                 None                 None
Marilyn McCoy                    None                 None                 None                 None
William G. Morton, Jr.           None                 None                 None                 None
Robert A. Oden, Jr.              None                 None                 None                 None
Fergus Reid, III              $1-$10,000           $1-$10,000              None                 None
Frederick W. Ruebeck             None                 None                 None                 None
James J. Schonbachler            None                 None                 None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.   $50,001-$100,000     $50,001-$100,000           None            Over $100,000

                            OWNERSHIP OF
                               GROWTH       OWNERSHIP OF MID   OWNERSHIP OF SMALL   OWNERSHIP OF VALUE
NAME OF TRUSTEE            ADVANTAGE FUND    CAP EQUITY FUND      CAP CORE FUND        ADVANTAGE FUND
---------------            --------------   ----------------   ------------------   ------------------
INDEPENDENT TRUSTEES
William J. Armstrong             None             None                None                 None
Roland R. Eppley, Jr.            None             None                None                 None
John F. Finn*                    None             None                None                 None
Dr. Matthew Goldstein            None             None                None                 None
Robert J. Higgins                None             None                None                 None
Peter C. Marshall*               None             None                None                 None
Marilyn McCoy*                   None             None                None                 None
William G. Morton, Jr.           None             None                None                 None
Robert A. Oden, Jr.*             None             None                None                 None
Fergus Reid, III                 None             None                None                 None
Frederick W. Ruebeck*            None             None                None                 None
James J. Schonbachler            None             None                None                 None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None             None                None                 None

                             OWNERSHIP OF     OWNERSHIP OF      OWNERSHIP OF
                           INTREPID GROWTH   INTREPID VALUE   INTREPID AMERICA
NAME OF TRUSTEE                  FUND             FUND              FUND
---------------            ---------------   --------------   ----------------
INDEPENDENT TRUSTEES
William J. Armstrong             None             None             None
Roland R. Eppley, Jr.            None             None             None
John F. Finn*                    None             None             None
Dr. Matthew Goldstein            None             None             None
Robert J. Higgins                None             None             None
Peter C. Marshall*               None             None             None
Marilyn McCoy*                   None             None             None
William G. Morton, Jr.           None             None             None
Robert A. Oden, Jr.*             None             None             None
Fergus Reid, III                 None             None             None
Frederick W. Ruebeck*            None             None             None
James J. Schonbachler            None             None             None
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.         None             None             None

                                               OWNERSHIP OF      AGGREGATE OWNERSHIP OF ALL REGISTERED
                             OWNERSHIP OF     INTREPID MULTI   INVESTMENT COMPANIES OVERSEEN BY TRUSTEE
NAME OF TRUSTEE            DIVERSIFIED FUND      CAP FUND        IN FAMILY OF INVESTMENT COMPANIES(1)
---------------            ----------------   --------------   ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong              None              None                     Over $100,000
Roland R. Eppley, Jr.             None              None                     Over $100,000
John F. Finn*                     None              None                     Over $100,000
Dr. Matthew Goldstein             None              None                  $50,001 - $100,000
Robert J. Higgins                 None              None                     Over $100,000
Peter C. Marshall*                None              None                     Over $100,000
Marilyn McCoy*                    None              None                     Over $100,000
William G. Morton, Jr.            None              None                     Over $100,000
Robert A. Oden, Jr.*              None              None                     Over $100,000
Fergus Reid, III                  None              None                     Over $100,000
Frederick W. Ruebeck*             None              None                     Over $100,000
James J. Schonbachler             None              None                  $50,001 - $100,000
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          None              None                     Over $100,000

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex which the Board of Trustees serves includes nine registered investment companies (123 funds).

* This Trustee does not oversee the UM Investment Trust II which is the registered investment company for the Undiscovered Managers Spinnaker Fund, and therefore oversees eight registered investment companies (122 funds).

     As of December 31, 2005, none of the independent Trustees or their immediate family members owned securities of the Adviser or JPMDS or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or JPMDS.

                              TRUSTEE COMPENSATION

     As of July 1, 2005, the Funds of the JPMorgan Funds pay each Trustee an annual fee of $183,000 and reimburse each Trustee for expenses incurred in connection with service as a Trustee. In addition, the Funds pay the Chairman $167,000 and the Vice Chairman $67,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and Sub-Committee chairs who are not already receiving an additional fee are each paid $52,000 and $27,000 respectively. The Trustees may hold various other directorships unrelated to the JPMorgan Funds Complex. The Funds bear expenses related to administrative and staffing services provided to the Chairman, in lieu of establishing an office of the Chairman, in the amount of $6,000 per month.

     Trustee aggregate compensation paid by each of the Funds and the JPMorgan Funds Complex for the calendar year ended December 31, 2005, are set forth below:

                AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS

                             MID CAP    DIVERSIFIED   DISCIPLINED   U.S. EQUITY
NAME OF TRUSTEE            VALUE FUND       FUND      EQUITY FUND       FUND
-------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong         $5,968        $  761         $560        $1,987
Roland R. Eppley, Jr.         4,601           586          430         1,542
John F. Finn                  4,196           639          371         1,957
Dr. Matthew Goldstein         5,254           669          489         1,755
Robert J. Higgins             5,254           669          489         1,755
Peter C. Marshall             5,545           831          486         2,523
Marilyn McCoy                 5,145           751          450         2,239
William G. Morton, Jr.        4,603           586          430         1,528
Robert A. Oden, Jr.           4,075           615          358         1,876
Fergus Reid, III              9,081         1,151          852         2,987
Frederick W. Ruebeck          4,689           692          412         2,071
James J. Schonbachler         4,603           586          430         1,528
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.      5,968           761          560         1,987


                           GROWTH AND    SMALL CAP     U.S. SMALL      CAPITAL
NAME OF TRUSTEE           INCOME FUND   EQUITY FUND   COMPANY FUND   GROWTH FUND
--------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong          $615          $426          $195         $  719
Roland R. Eppley, Jr.          475           328           149            554
John F. Finn                   389           279           125            492
Dr. Matthew Goldstein          535           372           169            631
Robert J. Higgins              535           372           169            631
Peter C. Marshall              516           366           163            646
Marilyn McCoy                  480           338           151            598
William G. Morton, Jr.         473           328           149            554
Robert A. Oden, Jr.            379           269           120            475
Fergus Reid, III               967           644           292          1,092
Frederick W. Ruebeck           436           310           139            547
James J. Schonbachler          473           328           149            554
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.       615           426           195            719

                          GROWTH ADVANTAGE     MID CAP     DYNAMIC SMALL   VALUE ADVANTAGE
NAME OF TRUSTEE                 FUND         EQUITY FUND      CAP FUND           FUND
------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong             $56             $264          $187              $34
Roland R. Eppley, Jr.             43              203           144               27
John F. Finn                      37              177           122               27
Dr. Matthew Goldstein             49              231           163               31
Robert J. Higgins                 49              231           163               31
Peter C. Marshall                 48              232           160               37
Marilyn McCoy                     44              215           148               34
William G. Morton, Jr.            43              203           144               27
Robert A. Oden, Jr.               35              171           118               27
Fergus Reid, III                  85              397           282               52
Frederick W. Ruebeck              41              197           136               31
James J. Schonbachler             43              203           144               27
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.          56              264           187               34


                          SMALL CAP     INTREPID     INTREPID
NAME OF TRUSTEE           CORE FUND   GROWTH FUND   VALUE FUND
--------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong        $  851       $177          $25
Roland R. Eppley, Jr.          655        137           19
John F. Finn                   580        137           18
Dr. Matthew Goldstein          747        158           22
Robert J. Higgins              747        158           22
Peter C. Marshall              759        186           23
Marilyn McCoy                  701        175           21
William G. Morton, Jr.         655        137           19
Robert A. Oden, Jr.            558        136           17
Fergus Reid, III             1,278        263           38
Frederick W. Ruebeck           643        156           20
James J. Schonbachler          655        137           19
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.       851        177           25


                             INTREPID    INTREPID MULTI    TOTAL COMPENSATION PAID
NAME OF TRUSTEE           AMERICA FUND      CAP FUND      FROM THE FUND COMPLEX(1)
----------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong         $1,359           $21                $204,417
Roland R. Eppley, Jr.         1,053            16                 157,417
John F. Finn                  1,014            14                       0(2)
Dr. Matthew Goldstein         1,206            19                 179,833
Robert J. Higgins             1,206            19                 179,833
Peter C. Marshall             1,366            19                 229,333
Marilyn McCoy                 1,277            17                       0(3)
William G. Morton, Jr.        1,054            16                 157,417
Robert A. Oden, Jr.           1,001            14                 137,250(4)
Fergus Reid, III              2,082            32                 309,000
Frederick W. Ruebeck          1,150            16                 190,500
James J. Schonbachler         1,054            16                 157,417
INTERESTED TRUSTEE
Leonard M. Spalding, Jr.      1,359            21                 204,417

(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves includes nine registered investment companies (123 funds).

(2)  Does not include $176,250 of Deferred Compensation.

(3)  Does not include $207,083 of Deferred Compensation.

(4)  Does not include $32,500 of Deferred Compensation.

     The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which the Trustees are permitted to defer part or all of their compensation. Amounts deferred are deemed invested in shares of one or more series of the JPMorgan Trust I, JPMorgan Trust II, Undiscovered Managers Funds, J.P. Morgan Mutual Fund
Group, J.P. Morgan Fleming Mutual Fund Group, Inc. and the J.P. Morgan Mutual Fund Investment Trust, as selected by the Trustee from time to time, to be used to measure the performance of a Trustee's deferred compensation account.
 Amounts deferred under the Deferred Compensation Plan will be deemed to be invested in Select Class Shares of the identified funds, unless Select Class Shares are not available, in which case the amounts will be deemed to be invested in Class A Shares. A Trustee's deferred compensation account, will be paid at such times as elected by the Trustee, subject to certain mandatory payment provisions in the Deferred Compensation Plan (e.g., death of a Trustee). Deferral and payment elections under the Deferred Compensation
Plan are subject to strict requirements for modification. Messrs. Finn, Oden, Eppley and Spalding are the only Trustees who currently are deferring compensation under the Deferred Compensation Plan. Other Trustees have accounts under the Deferred Compensation Plan representing amounts deferred under the Deferred Compensation Plan or predecessor plans in prior years.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                                    OFFICERS

     The Funds' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. As of

December 31, 2005, the Trust has no employees and as of such date, did not provide any compensation to any officers of the Trust.

     The names of the officers of the Funds, together with their year of birth, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

NAME (YEAR OF BIRTH), POSITIONS
  HELD WITH THE FUNDS (SINCE)       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------     -----------------------------------------
George C.W. Gatch (1962),         Managing Director, JPMorgan Investment
President (2005)                  Management Inc.; Director and President,
                                  JPMorgan Distribution Services, Inc. and
                                  JPMorgan Funds Management, Inc. since 2005.
                                  Mr. Gatch is CEO and President of the JPMorgan
                                  Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi
                                  Kangyo Bank, as well as positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),           Director and Vice President, JPMorgan
Senior Vice President (2005)*     Distribution Services, Inc. and JPMorgan Funds
                                  Management, Inc.; Chief Operating Officer,
                                  JPMorgan Funds since 2005, and One Group
                                  Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan
                                  Funds Management, Inc. (formerly One Group
                                  Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services,
                                  Inc. (formerly One Group Dealer Services,
                                  Inc.) from 1999 to 2005.

Patricia A. Maleski (1960),       Vice President, JPMorgan Funds Management,
Vice President and Chief          Inc.; previously, Treasurer, JPMorgan Funds
Administrative Officer (2005)     and Head of Funds Administration and Board
                                  Liaison. Ms. Maleski was the Vice President of
                                  Finance for the Pierpont Group, Inc. from 1996
                                  - 2001, an independent company owned by the Board of Directors/ Trustees of the JPMorgan
                                  Funds prior to joining J.P. Morgan Chase & Co.
                                  in 2001.

Stephanie J. Dorsey (1969),       Vice President, JPMorgan Funds Management,
Treasurer (2005)*                 Inc.; Director of Mutual Fund Administration,
                                  JPMorgan Funds Management, Inc. (formerly One
                                  Group Administrative Services), from 2004 to
                                  2005; Ms. Dorsey worked for JPMorgan Chase &
                                  Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One
                                  Corporation, she was a Senior Manager
                                  specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through
                                  2002.

Stephen M. Ungerman (1953),       Senior Vice President, JPMorgan Chase & Co.;
Senior Vice President and Chief   Mr. Ungerman was head of Fund Administration -
Compliance Officer (2005)         Pooled Vehicles from 2000 to 2004. Mr.
                                  Ungerman held a number of positions in
                                  Prudential Financial's asset management
                                  business prior to 2000.

Paul L. Gulinello (1950)          Vice President and Anti Money Laundering
AML Compliance Officer (2005)     Compliance Officer for JPMorgan Asset
                                  Management Americas, additionally responsible for personnel trading and compliance testing since 2004. Treasury Services Operating Risk
                                  Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Stephen M. Benham (1959),         Vice President and Assistant General Counsel,
Secretary (2005)                  JPMorgan Chase & Co. since 2004; Vice
                                  President (Legal Advisory) of Merrill Lynch
                                  Investment

NAME (YEAR OF BIRTH), POSITIONS
  HELD WITH THE FUNDS (SINCE)       PRINCIPAL OCCUPATIONS DURING PAST 5 YEARS
-------------------------------     -----------------------------------------
                                  Managers, L.P. from 2000 to 2004; attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),        Vice President and Assistant General Counsel,
Assistant Secretary (2005)*       JPMorgan Chase & Co. since 2005; Senior
                                  Counsel, JPMorgan Chase & Co. (formerly Bank
                                  One Corporation) from 2004 to 2005;
                                  Assistant General Counsel and Associate
                                  General Counsel and Vice President, Gartmore
                                  Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),       Vice President and Assistant General Counsel,
Assistant Secretary (2005)*       JPMorgan Chase & Co. since 2005; Ms. Ditullio
                                  has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One
                                  Corporation) since 1990.

Nancy E. Fields (1949),           Vice President, JPMorgan Funds Management,
Assistant Secretary (2005)*       Inc. and JPMorgan Distribution Services, Inc.;
                                  From 1999 to 2005, Director, Mutual Fund
                                  Administration, JPMorgan Funds Management,
                                  Inc. (formerly One Group Administrative
                                  Services) and Senior Project Manager, Mutual
                                  Funds, JPMorgan Distribution Services, Inc.
                                  (formerly One Group Dealer Services, Inc.).

Ellen W. O'Brien (1957)           Assistant Vice President, JPMorgan Investor
Assistant Secretary (2005)**      Services Co., responsible for Blue Sky
                                  registration. Ms. O'Brien has served in this capacity since joining the firm in 1991.

Suzanne E. Cioffi (1967),         Vice President, JPMorgan Funds Management,
Assistant Treasurer (2005)        Inc., responsible for mutual fund financial
                                  reporting. Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects during the past five years.

Arthur A. Jensen (1966)           Vice President, JPMorgan Funds Management,
Assistant Treasurer (2005)*       Inc. since April 2005; formerly, Vice
                                  President of Financial Services of BISYS Fund
                                  Services, Inc. from 2001 until 2005; Mr.
                                  Jensen was Section Manager at Northern Trust
                                  Company and Accounting Supervisor at Allstate
                                  Insurance Company prior to 2001.

* The contact address for the officer is 1111 Polaris Parkway, Columbus, OH
43271.

** The contact address for the officer is 73 Tremont Street, Floor 1, Boston, MA 02108.

     As of April 1, 2006, the officers and Trustees, as a group, owned less than 1% of the shares of any class of each Fund.

                                 CODES OF ETHICS

     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Fund. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Fund; (ii) making to the Trusts or a Fund any untrue statement of a material fact or omit to state to the Trusts or a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Fund; or (iv) engaging in any manipulative practice with respect to the Trusts or a Fund. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as described in the applicable Fund's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Fund subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Fund's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Funds subject to the policies and restrictions in such code of ethics.

                     PROXY VOTING PROCEDURES AND GUIDELINES

     The Board of Trustees has delegated to the Funds' investment adviser, JPMIM and its affiliated advisers, proxy voting authority with respect to the Funds' portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Funds' Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues. The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North

America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.

     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the Fund on the one hand, and the Fund's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Fund. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however, JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.

     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.

     - JPMIM votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

     In accordance with regulations of the SEC, the Funds' proxy voting records for the 12-month period ended June 30 will be on file with the SEC, available on the Funds' website at www.jpmorganfunds.com, and on the SEC's website at www.sec.gov no later than August 31.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Funds' portfolio holdings disclosure policy, no sooner than 30 days after month end, a Fund will make available to the public, upon request to JPMorgan Funds Services (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Funds' publicly available, uncertified, complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, financial intermediaries, and affiliated persons of the Funds and (ii) clients of the Adviser or its affiliates that invest in the Funds or such clients' consultants. No compensation or other consideration is received by the Funds or the Adviser, or any other person for these disclosures. A list of the entities that receive the Funds' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:


 ALL FUNDS
Vickers Stock Research Corp.          Monthly      30 days after month end
Standard & Poor's                     Monthly      30 days after month end
MorningStar Inc.                      Monthly      30 days after month end
Lipper, Inc.                          Monthly      30 days after month end
Thomson Financial                     Monthly      30 days after month end
Bloomberg LP                          Monthly      30 days after month end
Casey Quirk & Associates              Monthly      30 days after month end
JPmorgan Private Bank/JPMorgan
 Private Client Services              Monthly      30 days after month end

 MID CAP VALUE FUND
Key Bank                              Monthly      30 days after month end

 INTREPID AMERICA FUND
 INTREPID GROWTH FUND
 INTREPID MULTI CAP FUND
 INTREPID VALUE FUND
CheckFree Corporation                 Quarterly    30 days after month end
Strategic Advisors                    Quarterly    30 days after month end


                                       53


 DISCIPLINED EQUITY FUND
 MID CAP VALUE FUND
 U.S. SMALL COMPANY FUND
Sisters of Saint Joseph of Peace      Quarterly    30 days after month end

 DISCIPLINED EQUITY FUND
 DIVERSIFIED FUND
 DYNAMIC SMALL CAP FUND
 SMALL CAP EQUITY FUND
 U.S. EQUITY FUND
 U.S. SMALL COMPANY FUND
Vestek                                Monthly      30 days after month end

     In addition, certain service providers to the Funds or the Adviser, Administrator, Shareholder Servicing Agent or Distributor may for legitimate business purposes receive the Funds' portfolio holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and in providing pricing quotations, transfer agents and entities providing contingent deferred sales charge ("CDSC") financing (released weekly one day after trade date). When a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Fund's portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Fund's portfolio securities as an exception to the Fund's normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Fund or the Adviser, or any other person for these disclosures. The Funds' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefore. These procedures are designed to address conflicts of interest between the Fund's shareholders on the one hand and the Fund's Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Fund's portfolio securities is in the best interests of the Fund's shareholders. There can be no assurance, however that a Fund's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trusts' Form N-CSRs and Form N-Qs will be available on the Funds' website at www.jpmorganfunds.com and on the SEC's website at www.sec.gov.

     Each of the Fund's top ten holdings, top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance also are posted on www.jpmorganfunds.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.

     Finally, the Funds release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.

                               INVESTMENT ADVISER

     Pursuant to the Investment Advisory Agreements (the "Advisory Agreements") between the Trusts, on behalf of the Funds, and JPMIM, JPMIM serves as investment adviser to the Funds, as discussed in the "General" section.

     Subject to the supervision of the Funds' Board of Trustees, the Adviser makes the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Funds. Effective October 1, 2003, JPMIM became a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (formerly known as J.P. Morgan Chase & Co.) ("JPMorgan Chase"). Prior to October 1, 2003, JPMIM was a wholly-owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trusts and the Funds and shareholder services for the Trusts. JPMDS is the shareholder servicing agent and distributor for the Funds. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," "Shareholder Servicing" and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation.

     JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Advisory Agreements. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

     The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Funds.

     On August 19, 2004, the Board of Trustees approved an amended and restated Advisory Agreement for JPMorgan Mutual Fund Series, the predecessor to JPMorgan Trust I reflecting (i) new funds, including the Predecessor Funds, (ii) the new names of the Funds effective February 19, 2005, (iii) new advisory fees for certain Predecessor Funds, and/or (iv) the contingent removal of funds from the Advisory Agreements effective upon the closing of the reorganization or reorganization and redomiciliation of a Fund, as applicable, to the extent such transaction is approved by shareholders of the Fund or the Predecessor Fund, as applicable. At the same meeting, the Board of Trustees approved amendments for the Investment Advisory Agreement for J.P. Morgan Fleming Mutual Fund Group, Inc. reflecting new advisory fees for the JPMorgan mid Cap Value Fund and approved amendments for the Investment Advisory Agreements for J.P. Morgan Fleming Mutual Fund Group, Inc. and J.P. Morgan Mutual Fund Investment Trust, reflecting the removal of the Predecessor Funds from these agreements effective upon the closing of the reorganization or reorganization and redomiciliation of the Predecessor Funds. Subsequently, in August 2005 the Board of Trustees for JPMorgan Trust approved an amended and restated Advisory Agreement between such Trust and the Adviser.

     Prior to September 1, 2003, J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM (USA)"), a wholly-owned subsidiary of JPMorgan Chase Bank, was the investment adviser to the Funds that were series of JPMFMFG, JPMMFG, JPMMFIT and JPMMFSG. On September 1, 2003, JPMFAM (USA) merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses, such as salaries of advisory personnel, borne by the Adviser, under the Advisory Agreements, the Trusts, on behalf of the Funds, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Fund's average daily net assets as described in the Prospectuses.

     The table below sets forth the investment advisory fees paid to or accrued by the following Funds to JPMIM, JPMFAM (USA) or Chase (waived amounts are in parentheses), as applicable with respect to the fiscal periods indicated (amounts in thousands):

                             FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                  12/31/03                12/31/04               12/31/2005
                           ---------------------   ---------------------   ---------------------
           FUND            PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
           ----            ------------   ------   ------------   ------   ------------   ------
Capital Growth Fund           $1,701       $  --      $ 1,912     $   --      $ 2,864         --
Disciplined Equity Fund        2,329         (13)       1,302         (8)       1,339         --
Diversified Fund               3,036        (552)       2,519       (458)       3,886       (771)
Dynamic Small Cap Fund         1,045         (57)       1,271         --        1,143       (163)
Growth Advantage Fund            376         (87)         376        (79)         344        (79)
Growth and Income Fund*        4,286          --        4,423         --        1,939         --
Intrepid America Fund**           34         (34)       1,130        (22)       9,719         --
Intrepid Growth Fund**            32         (32)          46        (46)       1,435        (78)
Intrepid Multi Cap Fund**         33         (33)         104        (44)         132        (77)
Intrepid Value Fund**             32         (32)          77        (48)         162        (61)
Mid Cap Equity Fund            1,058                    1,325         --        1,633         --
Mid Cap Value Fund             2,600        (729)      13,466     (2,566)      38,675     (6,803)
Small Cap Core Fund            1,992        (646)       2,432       (543)       5,386         --
Small Cap Equity Fund          4,175          --        4,807         --        2,610         --
U.S. Equity Fund               1,645          --        1,961         --        6,739         --
U.S. Small Company Fund        2,163          --        1,508         --        1,073        (48)
Value Advantage Fund***           --          --           --         --          259       (123)


* Prior to March 21, 2005, Growth and Income Fund utilized the master/feeder fund structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of the Fund in its master portfolio.

**   The Funds commenced operations on 2/28/03.

***  The Fund commenced operations on 2/28/05.

     The Advisory Agreements provide that they will continue in effect for a period beyond October 31, 2006 only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See the "Distributor" section. Each Advisory Agreement will terminate automatically if assigned and are terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Fund's outstanding voting securities (as defined in the 1940 Act), on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trusts.

                               PORTFOLIO MANAGERS

                OTHER ACCOUNTS MANAGED (As of December 31, 2005)

     The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2005 (amounts in thousands):

                                                               OTHER POOLED INVESTMENT
                                                                      VEHICLES                OTHER ACCOUNTS
                           REGISTERED INVESTMENT COMPANIES    ------------------------   ------------------------
                          ---------------------------------   NUMBER OF                  NUMBER OF
                          NUMBER OF ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS    ACCOUNTS   TOTAL ASSETS
                          ------------------   ------------   ---------   ------------   ---------   ------------
CAPITAL GROWTH FUND
Timothy Parton                     4             $ 2,032          1          $    15          3         $    58
Christopher Jones                  8               3,062          4              658          5             192
DISCIPLINED EQUITY FUND
Terance Chen                       9               1,372          9            1,928         16           4,977
Raffaele Zingone                  12               2,216          4           2,2340         19          13,687
DIVERSIFIED FUND
Anne Lester                        3                 439          7              496         31           1,618
Patrick Jakobson                   1                 226          0                0         32           3,658
Jeroen Huysinga                    2                 242          4            2,039         12           2,263
Terance Chen                       9               1,179          9            1,928         16           4,977
Raffaele Zingone                  12               2,022          4            2,340         19          13,687
Thomas Luddy                       5               1,936          3              231         78           2,855
Scott Grimshaw                     7               3,272          0                0         43           4,382
Timothy Neumann                    6               2,394          4            9,242         53           8,371
DYNAMIC SMALL CAP FUND
Eytan Shapiro                      3                 662          3              139          2             263
Christopher Jones                  8               3,659          4              658          5             192
GROWTH ADVANTAGE FUND
Christopher Jones                  3               8,786          4              658          5             192
Timothy Parton                     4               2,756          1               15          3              58
GROWTH AND INCOME FUND
Jonathan Simon                    11              10,291          3            1,370         28           3,641
Clare Hart                         1                 592          0                0          0               0
INTREPID AMERICA FUND
Silvio Tarca                       5               1,693          8                1         12             375


                                       59


Robert Weller                      5               1,879          8            3,656         12             375
Jason Alonzo                       0                   0          0                0          0               0
INTREPID GROWTH FUND
Silvio Tarca                       5               3,986          8            3,656         12             375
Robert Weller                      6               4,172          8            3,656         12             375
Jason Alonzo                       0                   0          0                0          0               0
INTREPID MULTI CAP FUND
Silvio Tarca                       5               4,699          8            3,656         12             375
Robert Weller                      6               4,885          8            3,656         12             375
Jason Alonzo                       0                   0          0                0          0               0

                          REGISTERED INVESTMENT COMPANIES   OTHER POOLED INVESTMENT VEHICLES        OTHER ACCOUNTS
                          -------------------------------   --------------------------------   ------------------------
                              NUMBER OF                         NUMBER OF                      NUMBER OF
                               ACCOUNTS   TOTAL ASSETS           ACCOUNTS   TOTAL ASSETS        ACCOUNTS   TOTAL ASSETS
                              ---------   ------------          ---------   ------------       ---------   ------------
INTREPID VALUE FUND
Silvio Tarca                       5          4,684                 8           3,656              12            375
Robert Weller                      6          4,870                 8           3,656              12            375
Jason Alonzo                       0              0                 0               0               0              0
MID CAP EQUITY FUND
Jonathan Simon                    11         10,615                 3           1,370              28          3,641
Christopher Jones                  8          3,574                 4             652               5            192
MID CAP VALUE FUND
Jonathan Simon                    11          3,843                 3           1,370              28          3,641
Lawrence Playford                  7          2,524                 0               0              27          3,484
Gloria Fu                          0              0                 0               0               0              0
SMALL CAP CORE FUND
Christopher Blum                  16          3,020                 9           1,112               7            599
Dennis Ruhl                       16          3,020                 9            1112               7            599
SMALL CAP EQUITY FUND
Glenn Gawronski                    1             70                 0               0               0              0
Christopher Jones                  8          3,363                 4             658               5            192
U.S. EQUITY FUND
Thomas Luddy                       5            895                 3             231              78          2,855
Susan Bao                          2            156                 1              50               4             44
U.S. SMALL COMPANY FUND
Christopher Blum                  16          3,677                 9           1,112               7            599
Dennis Ruhl                       16          3,677                 9           1,112               7            595
VALUE ADVANTAGE FUND
Jonathan Simon                    11          3,843                 3           1,370              28          3,641
Gloria Fu                          0              0                 0               0               0              0


None of the other accounts managed by each portfolio manager have advisory fees wholly or partly based on performance.

                        POTENTIAL CONFLICTS OF INTERESTS

     The chart above shows the number, type and market value as of December 31, 2005 of the accounts other than the Funds that are managed by the Funds' portfolio managers. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     Responsibility for managing the Adviser's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

     JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon the Adviser and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMIM's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     As an internal policy matter, the Adviser may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments the Adviser or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. It should be recognized that such policies may preclude a Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

     JPMIM and/or its affiliates serve as advisor to the Fund, to the JPMorgan SmartRetirement Funds (collectively, the "JPMorgan SmartRetirement Funds") and to the JPMorgan Investor Funds (collectively, the "Investor Funds"). The JPMorgan SmartRetirement Funds and the Investor Funds may invest in shares of the Funds (other than the JPMorgan SmartRetirement Funds and the Investor Funds). Because JPMIM and/or its affiliates is the adviser to the Funds and it or its affiliates is adviser to the JPMorgan SmartRetirement Funds and the Investor Funds, it may be subject to certain potential conflicts of interest when allocating the assets of the JPMorgan SmartRetirement Funds and the Investor Funds among the Funds. Purchases and redemptions of Fund shares by a Smart Retirement Fund or an Investor Fund due to reallocations or rebalancings may result in a Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a Fund's transaction costs. Large redemption by a JPMorgan SmartRetirement Fund or an Investor Fund may cause a Fund's expense ratio to increase due to a resulting smaller asset base. In addition, the portfolio managers of the JPMorgan SmartRetirement Funds and the Investor Funds may have access to the holdings of some of the Funds as well as knowledge of and a potential impact on investment strategies and techniques of the Funds.

     The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures designed to manage the conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with the Advisers' Codes of Ethics and JP Morgan Chase & Co.'s

Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

     Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMIM's and its affiliates' duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

                         PORTFOLIO MANAGER COMPENSATION

     JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by the Adviser or its affiliates. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by the Adviser or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

                             OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each fund beneficially owned by the Portfolio's lead portfolio managers as of December 31, 2005, the Portfolios' most recent fiscal year end.

                               AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO AS OF
                                                       DECEMBER 31, 2005
                         -----------------------------------------------------------------------
                                           $10,001-  $50,001-  $100,001-  $500,001 -     OVER
                         NONE  $1-$10,000   $50,000  $100,000   $500,000  $1,000,000  $1,000,000
                         -----------------------------------------------------------------------
CAPITAL GROWTH FUND
Timothy Parton                                 X
Christopher Jones          X
DISCIPLINED EQUITY FUND
Terance Chan               X
Raffaele Zingone                                         X
DIVERSIFIED FUND
Anne Lester                                    X
Patrick Jakobson           X
Jeroen Huysinga            X
Terance Chen               X
Raffaele Zingone           X
Thomas Luddy               X
Scott Grimshaw             X
Timothy Neumann            x
DYNAMIC SMALL CAP FUND
Eytan Shapiro                                  X
Christopher Jones          X
GROWTH ADVANTAGE FUND
Timothy Parton                                 X
Christopher Jones          X
GROWTH AND INCOME FUND
Jonathan Simon             X
Clare Hart                 X
INTREPID AMERICA FUND
Silvio Tarca                                   X
Robert Weller                                  X

                               AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO AS OF
                                                       DECEMBER 31, 2005
                         -----------------------------------------------------------------------
                                           $10,001-  $50,001-  $100,001-  $500,001 -     OVER
                         NONE  $1-$10,000   $50,000  $100,000   $500,000  $1,000,000  $1,000,000
                         -----------------------------------------------------------------------
Jason Alonzo               X
INTREPID GROWTH FUND
Silvio Tarca                                   X
Robert Weller                                  X
Jason Alonzo               X
INTREPID MULTI CAP FUND
Silvio Tarca                                   X
Robert Weller                                  X
Jason Alonzo               X
INTREPID VALUE FUND
Silvio Tarca                                   X
Robert Weller                                  X
Jason Alonzo               X
MID CAP EQUITY FUND
Jonathan Simon             X
Christopher Jones          X
MID CAP VALUE FUND
Jonathan Simon                                                                             X
Larry Playford                                 X
Gloria Fu                  X
SMALL CAP CORE FUND
Christopher Blum                    X
Dennis Ruhl                         X
SMALL CAP EQUITY FUND
Glenn Gawronski                                          X
Christopher Jones          X
U.S. EQUITY FUND
Thomas Luddy               x                                       X
Susan Bao                           x
U.S. SMALL COMPANY FUND
Christopher Blum           X
Dennis Ruhl                X
VALUE ADVANTAGE FUND

                               AGGREGATE DOLLAR RANGE OF SECURITIES IN THE PORTFOLIO AS OF
                                                       DECEMBER 31, 2005
                         -----------------------------------------------------------------------
                                           $10,001-  $50,001-  $100,001-  $500,001 -     OVER
                         NONE  $1-$10,000   $50,000  $100,000   $500,000  $1,000,000  $1,000,000
                         -----------------------------------------------------------------------
Jonathan Simon                                                     X
Larry Playford                                 X
Gloria Fu                  X

                                  ADMINISTRATOR

     Pursuant to an Administration Agreement dated February 19, 2005 (the "Administration Agreement"), between each Trust, on behalf of the Funds, and JPMFM, JPMFM serves as administrator of the Funds. JPMFM is an affiliate of JPMorgan Chase Bank, an indirect, wholly-owned subsidiary of JPMorgan Chase, and has its principal place of business at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Pursuant to the Administration Agreement, JPMFM will perform or supervise all operations of each Fund for which it serves (other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement for that Fund). Under the Administration Agreement, JPMFM has agreed to maintain the necessary office space for the Funds, and to furnish certain other services required by the Funds with respect to each Fund. The Administrator prepares annual and semi-annual reports to the SEC, prepares federal and state tax returns and generally assists in all aspects of the Funds' operations other than those performed under the advisory agreement(s), the custodian and fund accounting agreement, and the transfer agency agreement. Under the Administration Agreement, JPMFM may, at its expense, subcontract with any entity or person concerning the provision of services under the Administration Agreement. Through June 30, 2005, the Administrator paid a portion of the fees it received to BISYS Fund Services, L.P., for its services as each Fund's sub-administrator. Beginning July 1, 2005, the Administrator hired J.P. Morgan Investor Services, Inc. ("JPMIS") as each Fund's sub-administrator. JPMIS receives a portion of the fees received by JPMFM for the services that it provides to the Funds.

     Unless sooner terminated, the Administration Agreement will continue in effect through October 31, 2006. Thereafter, if not terminated, the Administration Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees who are not parties to the Administration Agreement or interested persons of any such party. The Administration Agreement may be terminated without penalty, on not less than 60 days' prior written notice, by the Board of Trustees or by JPMFM. The termination of the Administration Agreement with respect to one Fund will not result in the termination of the Administration Agreement with respect to any other Fund.

     The Administration Agreement provides that JPMFM shall not be liable for any error of judgment or mistake of law or any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by it of its obligations and duties thereunder.

     In consideration of the services to be provided by JPMFM pursuant to the Administration Agreement, JPMFM will receive from each Fund (except "Growth and Income Fund) a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the funds of funds and the series of JPMorgan Funds Complex that operate as money market funds ("Money Market Funds")) and 0.075% of average daily net assets of all funds in the JPMorgan Funds Complex (excluding the JPMorgan Investor Funds and the Money Market Funds) over $25 billion of such assets.

     Prior to March 25, 2005, Growth and Income Fund was part of a master/feeder structure and was subject to fees at the master and feeder level.

     For purposes of the preceding two paragraphs, the "JPMorgan Funds Complex" includes the open-end investment companies in the JPMorgan Complex including the series of the former One Group Mutual Funds and One Group Insurance Trust.

     From September 10, 2001 to February 19, 2005, pursuant to the administration agreements between JPMFMFG, JPMMFIT, JPMMFS and the Predecessor Trusts, as the case may be, on behalf of the Mid Cap Value Fund, the Growth Advantage Fund and the Predecessor Funds, respectively, and a predecessor of JPMorgan Chase Bank (the Predecessor "Administration Agreements"), JPMorgan Chase Bank was the administrator of Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds. In consideration of the services that JPMorgan Chase Bank provided pursuant to the Predecessor Administration Agreements, JPMorgan Chase Bank received from Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds a pro-rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex and 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may have voluntarily waived a portion of the fees payable to it with respect to Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds. JPMorgan Chase Bank paid a portion of the fees it received to BISYS Fund Services, L.P. for its services as the sub-administrator for the Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds.

     The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands).

                              FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                   12/31/03                12/31/04               12/31/2005
                            ---------------------------------------------------------------------
FUND                        PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                        ------------   ------   ------------   ------   ------------   ------
Capital Growth Fund               638        (471)        717        (118)        798         --
Disciplined Equity Fund         1,272      (1,042)        781        (731)        599       (390)
Diversified Fund                  828        (417)        687        (407)        778       (188)
Dynamic Small Cap Fund            241        (153)        293         (54)        197        (25)
Growth Advantage Fund              87         (74)         87         (58)         59        (28)
Growth and Income Fund            699        (699)        665        (395)        628         --
Intrepid America Fund**         7,852      (7,852)        261        (126)      1,594       (704)
Intrepid Growth Fund**          7,436      (7,436)         11         (11)        231        (55)
Intrepid Multi Cap Fund**       7,518      (7,518)         24         (24)         23        (15)
Intrepid Value Fund**           7,487      (7,487)         18         (18)         27        (13)
Mid Cap Equity Fund               244         (66)        306         (81)        280        (55)


                                       68


Mid Cap Value Fund                530        (158)      2,886      (1,149)      6,479       (694)
Small Cap Core Fund               460        (130)        561        (312)        929       (185)
Small Cap Equity Fund             963        (590)      1,109         (41)        446       (151)
U.S. Equity Fund                  617        (367)        735        (344)      1,808       (154)
U.S. Small Company Fund           541         (72)        377        (128)        202        (64)
Value Advantage ***                --          --          --          --          42        (17)


**   The Intrepid Funds commenced operations on 2/28/03.

***  The Fund commenced operations on 2/28/05.

                                   DISTRIBUTOR

     Effective February 19, 2005, JPMorgan Distribution Services, Inc. (formerly known as One Group Dealer Services, Inc.) serves as the Trusts' distributor and holds itself available to receive purchase orders for each of the Fund's shares. In that capacity, JPMDS has been granted the right, as agent of each Trust, to solicit and accept orders for the purchase of shares of each of the Funds in accordance with the terms of the Distribution Agreement between each Trust and the JPMDS. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct, wholly-owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Suite 2-J, Columbus, OH 43240.

     Unless otherwise terminated, the Distribution Agreement with JPMDS will continue in effect until October 31, 2006 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Fund or by the JPMDS. The termination of the Distribution Agreement with respect to one Fund will not result in the termination of the Distribution Agreement with respect to any other Fund. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned, indirect subsidiary of The BISYS Group, Inc., served as the distributor of the Growth Advantage Fund, Mid Cap Value Fund and the Predecessor Funds.

                          NET UNDERWRITING   COMPENSATION ON
                            DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE       OTHER
FUND                         COMMISSION        REPURCHASES     COMMISSIONS   COMPENSATION
-----------------------   ----------------   ---------------   -----------   ------------
Capital Growth Fund           $ 32,743           $ 43,002        $ 6,285      $ 1,268,420
Disciplined Equity Fund            142                 --             --            3,322
Diversified Fund                13,882            227,221            411        1,613,367
Dynamic Small Cap Fund           2,908             46,105          1,420          716,870
Growth Advantage Fund            2,562              3,921            214          124,073
Growth and Income Fund          20,202             30,372          6,129        1,547,475
Intrepid America Fund           17,489                100          3,145           14,163


                                       69


Intrepid Growth Fund             8,970                 10             --            5,383
Intrepid Multi Cap Fund          1,135                 --             95            1,031
Intrepid Value Fund              1,923                 --             97            1,876
Mid Cap Equity Fund                 --                 --             --               --
Mid Cap Value Fund             456,237            590,432         23,042       11,630,165
Small Cap Core Fund                 --                 --             --               --
Small Cap Equity Fund           88,057             29,097          1,934          477,131
U.S. Equity Fund                18,853             71,397          1,458          771,864
U.S. Small Company Fund             --                 --             --               --
Value Advantage Fund            86,398              3,361            770          204,299


     The aggregate amount of underwriting commissions retained by JPMDS for the fiscal year ended December 31, 2005 was $18,976,836.

                                DISTRIBUTION PLAN

     Each Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan") on behalf of the Class A, Class B and Class C Shares of the applicable Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to JPMDS, at annual rates not to exceed the amounts set forth below.

     JPMDS may use the Rule 12b-1 fees payable under the Distribution Plan to finance any activity that is primarily intended to result in the sale of Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from JPMDS's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of JPMDS, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of JPMDS and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management; (viii) the costs of administering the Distribution Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. Activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the Distribution Plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.

     Class A Shares of all Funds pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C Shares of the Funds pay a Distribution Fee of 0.75% of average daily net assets.

JPMDS currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of the Funds of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. JPMDS will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because JPMDS will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C Shares of the Funds, it will take JPMDS several years to recoup the sales commissions paid to dealers and other sales expenses.

     No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of any Fund.

     Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of the Class A Shares or 0.75% annualized of the average daily net asset value of the Class B and Class C Shares maintained in a Fund by such broker-dealers' customers. Such payments on Class A Shares will be paid to broker-dealers immediately. Such payments on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such shares. Since the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares of the Funds, because of the 0.75% annual limitation on the compensation paid to JPMDS during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to JPMDS in fiscal years subsequent thereto. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid. In determining whether to purchase Class B and Class C Shares of the Funds, investors should consider that compensation payment could continue until JPMDS has been fully reimbursed for the commissions paid on sales of the Class B and Class C Shares.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trusts and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such plan ("Qualified Trustees").

     The Distribution Plan requires that JPMDS shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefore) under the Distribution Plan. The selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated, with respect to any class of a Fund, at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting shares of the class of shares of such Fund to which it applies (as defined in the 1940 Act and the rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of the affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     The Distribution Plan, which was approved by the Board of Trustees on August 19, 2004, represents the combination, amendment and restatement of the existing distribution plans adopted under

Rule 12b-1 under the 1940 Act by JPMMFS, JPMFMFG, JPMMFIT and each Predecessor Trust with respect to the classes of Shares specified above.

     The table below sets forth the Rule 12b-1 fees that the Funds paid to or that were accrued by J.P. Morgan Fund Distributors, Inc. or JPMDS, as applicable, (waived amounts are in parentheses) with respect to the fiscal periods indicated (amounts in thousands):


                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                     12/31/2003              12/31/2004              12/31/2005
                               ---------------------   ---------------------   ---------------------
FUND (PRIOR FISCAL YEAR END)   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----------------------------   ------------   ------   ------------   ------   ------------   ------
CAPITAL GROWTH FUND
   Class A Shares                 $  908        $--       $1,031        $--       $1,098        --
   Class B Shares                    418         --          418         --          298        --
   Class C Shares                     26         --           42         --           84        --
DISCIPLINED EQUITY FUND
   Class A Shares                      4         --            5         --            4        --
   Class B Shares                      2         --           --         --           --        --
DIVERSIFIED FUND
   Class A Shares                     85         --          111         --          343        --
   Class B Shares                     77         --          105         --          981        --
   Class C Shares                      4         --            5         --           38        --
DYNAMIC SMALL CAP FUND
   Class A Shares                    205         --          231         --          176        --
   Class B Shares                    389         --          451         --          388        --
   Class C Shares                    109         --          218         --          279        --
GROWTH ADVANTAGE FUND
   Class A Shares                    146         --          137         --          126        --
   Class B Shares                     24         --           22         --           20        --
GROWTH AND INCOME FUND
   Class A Shares                  1,548         --        1,470         --        1,413        --
   Class B Shares                    552         --          521         --          371        --
   Class C Shares                     40         --           43         --           44        --
INTREPID AMERICA FUND
   Class A Shares                     --         --           --         --            8        --
   Class C Shares                     --         --           --         --            6        --
INTREPID GROWTH FUND
   Class A Shares                     --         --           --         --            3        --
   Class C Shares                     --         --           --         --            3        --
INTREPID MULTI CAP FUND
   Class A Shares                     --         --           --         --            1        --
   Class C Shares                     --         --           --         --           --^       --

                                 FISCAL YEAR ENDED       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                                     12/31/2003              12/31/2004              12/31/2005
                               ---------------------   ---------------------   ---------------------
FUND (PRIOR FISCAL YEAR END)   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED

INTREPID VALUE FUND
   Class A Shares                   --          --            --        --             1        --
   Class B Shares                   --          --            --        --            --        --
   Class C Shares                   --          --            --        --             1        --
MID CAP EQUITY FUND
   Class A Shares                   --          --            --        --            --        --
MID CAP VALUE FUND
   Class A Shares                  261          --         1,707        --         5,680        --
   Class B Shares                  285          --           794        --         1,645        --
   Class C Shares                  301          --         1,749        --         5,575        --
SMALL CAP EQUITY FUND
   Class A Shares                  198          24           234       (25)          403        --
   Class B Shares                  149          --           151        --           109        --
   Class C Shares                                                                     27        --
U.S. EQUITY FUND
   Class A Shares                  105          --           126        --           372        --
   Class B Shares                  179          --           206        --           281        --
   Class C Shares                   30          --            35        --            73        --
VALUE ADVANTAGE FUND
   Class A Shares                                                                     41        --
   Class C Shares                                                                    164        --


^ Amount rounds to less than $1,000.

                                    CUSTODIAN

     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the custodian and fund accounting agent for each Fund and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank also acts as securities lending agent to certain JPMorgan equity funds. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.0085% of the first $10 billion, 0.005% on the next $10 billion, 0.0035% on the next $10 billion and 0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000. In addition there is a $2,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

     For custodian services, each Fund pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

     Until March 21, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston MA 02116, served as Fund Accountant for Capital Growth Fund, Growth and Income Fund and G&I Portfolio.

     On March 21, 2005, JPMorgan Chase Bank became the fund accountant for the Growth and Income and Capital Growth Funds. At that time these Funds began paying fees to JPMorgan Chase Bank under the fund accounting fee schedule described above.

                            SECURITIES LENDING AGENT

     JPMorgan Chase Bank serves as the securities lending agent for the Capital Growth Fund, Diversified Fund, Dynamic Small Cap Fund, Mid Cap Equity Fund, Growth Advantage Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Core Fund, U.S. Equity Fund and U.S. Small Company Fund. The Board of Trustees has approved the lending of portfolio securities of these Funds through JPMorgan Chase Bank acting as lending agent to certain borrowers. By lending portfolio securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees) on collateral received in connection with the loan. The net amount of interest earned, after rebates and fees, is included in the Statement of Operations as "Securities lending (net)."

     The loans are secured by collateral at least equal at all times to the value of the securities loaned plus accrued interest. Gain or loss on the value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund also continues to receive interest or dividends on the securities loaned.

     Each Fund has the right under the lending agreement to recover the securities from the borrower on demand. JPMorgan Chase Bank invests the cash collateral on behalf of the Funds in accordance with the investment guidelines contained in the securities lending agreement.

     Under the lending agreement, JPMCB is entitled to a fee equal to (i) 0.06%, calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. Securities outstanding during a given month under this lending agreement; and (ii) 0.1142%, calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. Securities outstanding during a given month under this lending agreement. JPMCB has voluntarily reduced its fees under the agreement to: (i) 0.05% for each loan of U.S. Securities and (ii) 0.10% for each loan of the non-U.S. Securities, respectively.

     Risk of delay in recovery of securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the securities received. JPMorgan Chase Bank will indemnify the Fund from any loss resulting from a borrower's failure to return a loaned security when due.

                                 TRANSFER AGENT

     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as each Fund's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

     Prior to February 19, 2005, DST Systems, Inc. served as the transfer and dividend disbursing agent for each Predecessor Fund, the Mid Cap Value Fund and the Growth Advantage Fund.

                              SHAREHOLDER SERVICING

     Effective February 19, 2005, each Trust, on behalf of each applicable Fund, has entered into a shareholder servicing agreement with JPMDS ("Shareholder Servicing Agreement"). Under the Shareholder Servicing Agreement, JPMDS will provide, or cause its agents to provide, any combination of the personal shareholder liaison services and shareholder account information services ("Shareholder Services") described below or other related services ("Other Related Services") as also described below.

     "Shareholder Services" include (a) answering shareholder inquiries (through electronic and other means) regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to the Funds; (b) providing shareholders with information through electronic means; (c) assisting shareholders in completing application forms, designating and changing dividend options, account designations and addresses; (d) arranging for or assisting shareholders with respect to the wiring of the funds to and from shareholder accounts in connection with shareholder orders to purchase, redeem or exchange shares; (e) verifying shareholder requests for changes to account information; (f) handling correspondence from shareholders about their accounts; (g) assisting in establishing and maintaining shareholder accounts with the Trusts; and (h) providing other shareholder services as the Trusts or a shareholder may reasonably request, to the extent permitted by applicable law.

     "Other Related Services" include (a) aggregating and processing purchase and redemption orders for shares; (b) providing shareholders with account statements showing their purchases, sales, and positions in the applicable Fund;
(c) processing dividend payments for the applicable Fund; (d) providing sub-accounting services to the Trusts for shares held for the benefit of shareholders; (e) forwarding communications from the Trusts to shareholders, including proxy statements and proxy solicitation materials, shareholder reports, dividend and tax notices, and updated Prospectuses and SAIs; (f) receiving, tabulating and transmitting proxies executed by shareholders; (g) facilitating the transmission and receipt of funds in connection with shareholder orders to purchase, redeem or exchange shares; (h) developing and maintaining Trust's website; (i) developing and maintain facilities to enable transmission of share transactions by electronic and non-electronic means; (j) providing support and related services to Financial Intermediaries in order to facilitate their processing of orders and communications with shareholders; (k) providing transmission and other functionalities for shares included in investment, retirement, asset allocation, cash management or sweep programs or similar programs or services; and (l) developing and maintaining check writing functionality.

     Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMDS, for providing Shareholder Services and Other Related Services, a fee at the following annual rates (expressed as a percentage of the average daily NAV of Fund shares owned by or for shareholders).

Select Class, Class A, Class B and Class C   0.25%
Institutional Class                          0.10%

     Ultra Shares do not pay shareholder servicing fees.

     To the extent it is not otherwise required by its contractual agreement to limit a Fund's expenses as described in the Prospectuses for the Funds, JPMDS may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.

     JPMDS may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of such fees received from the Funds to such entities for performing Shareholder Services and/or Other Related Services, as described above, for shareholders. Such Financial Intermediaries may include, without limitation, any person who is an affiliate of JPMDS.

     The Shareholder Servicing Agreement, unless sooner terminated, will continue until October 31, 2005. Thereafter, if not terminated, the Shareholder Servicing Agreement will continue automatically for successive one year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Trusts who are not parties to the Shareholder Servicing Agreement or interested persons (as defined in the 1940 Act) of any such party. The Shareholder Servicing Agreement may be terminated without penalty, on not less than 60 days prior written notice, by the Board of Trustees of the Trusts or by JPMDS. The Shareholder Servicing Agreement will also terminate automatically in the event of its assignment.

     Prior to February 19, 2005, JPMorgan Chase Bank served as a shareholder servicing agent to the Funds.

     The table below sets forth the fees paid or accrued to JPMorgan Chase Bank (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):

                              FISCAL YEAR ENDED       FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                 12/31/2003               12/31/2004                12/31/2005
                           ----------------------   ---------------------   -------------------------
FUND                       PAID/ACCRUED    WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED     WAIVED
----                       ------------   -------   ------------   ------   ------------   ----------
CAPITAL GROWTH FUND
   Class A Shares                908           --       1,031          --         1,098            --
   Class B Shares                139           --         139          --            99            --
   Class C Shares                  9           --          14          --            28            --
   Select Shares                   7           (7)         11         (11)          565            --
DISCIPLINED EQUITY FUND
   Class A Shares                  4           (4)          5          (5)            4            (1)
   Class B Shares                  1           (1)        N/A         N/A            --            --
   Institutional Shares          651         (195)        336         (16)          294          (294)
   Select Shares                 166           --         188          (2)          201            --
   Ultra Shares                   64          (64)         54         (54)            7            (7)
DIVERSIFIED FUND
   Class A Shares                 85          (77)        111         (84)          343           (24)
   Class B Shares                 26           (5)         35          (2)          327            --
   Class C Shares                  1           --           2          --            13            --
   Institutional Shares          269         (269)        262        (262)          294          (294)
   Select Shares                 596           --         342         (22)          357           (14)
DYNAMIC SMALL CAP FUND
   Class A Shares                205         (185)        231        (184)          177           (43)
   Class B Shares                130          (54)        150         (48)          129            --
   Class C Shares                 36          (15)         73         (23)           93            --
   Select Shares                  31           (6)         35         (28)           41           (33)
GROWTH ADVANTAGE FUND

                              FISCAL YEAR ENDED       FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                 12/31/2003               12/31/2004                12/31/2005
                           ----------------------   ---------------------   -------------------------
FUND                       PAID/ACCRUED    WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED     WAIVED
----                       ------------   -------   ------------   ------   ------------   ----------
   Class A Shares                 95          (76)        137        (110)          126          (101)
   Class B Shares                  5           --           7          --             6            --
GROWTH AND INCOME FUND
   Class A Shares              1,548         (309)      1,470        (269)        1,412            --
   Class B Shares                184          (37)        174         (32)          123            --
   Class C Shares                 13           (3)         15          (3)           14            (a)
   Select Shares                   2           (1)          3          (3)            7            (2)
INTREPID AMERICA FUND*
   Class A Shares                 --           --          --          --             8            --
   Class C Shares                 --           --          --          --             2            --
   Select Shares              13,087      (13,087)        435        (208)        3,728           (23)
INTREPID GROWTH FUND*
   Class A Shares                 --           --          --          --             3            (1)
   Class C Shares                 --           --          --          --             1            --
   Select Shares              12,393      (12,393)         18         (18)          548           (61)
INTREPID MULTI CAP FUND*
   Class A Shares                 --           --          --          --             1            (1)
   Class C Shares                 --           --          --          --            (a)           (a)
   Select Shares              12,531      (12,531)         40         (40)           50           (50)
INTREPID VALUE FUND*
   Class A Shares                 --           --          --          --             1            (1)
   Class C Shares                 --           --          --          --            (a)           (a)
   Select Shares              12,478      (12,478)         30         (30)           61           (61)
MID CAP EQUITY FUND
   Select Shares                 407         (332)        510        (410)          628          (389)
MID CAP VALUE FUND
   Class A Shares                233         (173)      1,707      (1,079)        5,680          (333)
   Class B Shares                 75           --         265          (7)          548            (3)
   Class C Shares                 87           --         583         (19)        1,858            (8)
   Institutional Shares          131         (131)        690        (690)        1,659        (1,659)
   Select Shares                  67           --         530          --         2,533            --
SMALL CAP CORE FUND
   Select Shares                 766         (766)        935        (935)        2,072        (1,972)
SMALL CAP EQUITY FUND
   Class A Shares                146         (115)        234        (192)          403           (22)

                              FISCAL YEAR ENDED       FISCAL YEAR ENDED         FISCAL YEAR ENDED
                                 12/31/2003               12/31/2004                12/31/2005
                           ----------------------   ---------------------   -------------------------
FUND                       PAID/ACCRUED    WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED     WAIVED
----                       ------------   -------   ------------   ------   ------------   ----------
   Class B Shares                 50           --          50          --            37            --
   Class C Shares                 --           --          --          --             9            --
   Select Shares               1,359         (987)      1,565      (1,562)          555          (555)
U.S. EQUITY FUND
   Class A Shares                105         (101)        126        (123)          372           (30)
   Class B Shares                 60           (9)         69         (12)           94            (3)
   Class C Shares                 10           (2)         12          (2)           24            (1)
   Institutional Shares           73          (26)         85         (29)          150           (28)
   Select Shares                 671         (119)        806        (118)        3,348          (227)
U.S. SMALL COMPANY FUND
   Institutional Shares          171         (166)        114        (101)           62           (52)
   Select Shares                 474         (166)        343        (121)          292           (71)
VALUE ADVANTAGE FUND**
   Class A Shares                 --           --          --          --            41            --
   Class C Shares                 --           --          --          --            54            --
   Institutional Shares           --           --          --          --           (a)           (a)
   Select Shares                  --           --          --          --             4           (a)


(a)  Amount rounds to less than $1,000.
*    The Funds commenced operations on 2/28/03.
**   The Fund commenced operations on 2/28/05.

     Financial Intermediaries may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Financial Intermediary may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Financial Intermediaries may (although they are not required by the Trusts to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Financial Intermediaries.

     For shareholders that bank with JPMorgan Chase Bank, JPMDS may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Financial Intermediaries may, at their own expense, provide gifts such as computer software packages, guides and books related to investments or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

     JPMDS or its affiliates may from time to time, at its or their own expense, out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Financial Intermediaries for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Financial Intermediaries. Such compensation does not represent an additional expense to the Funds or to their shareholders, since it will be paid by JPMDS.

     JPMDS, the JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

                                    EXPENSES

     The Funds pay the expenses incurred in their operations, including their pro rata share of expenses of the Trusts. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the Funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, legal counsel and any transfer agent, registrar or dividend disbursing agent of the Trusts; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

     JPMIM, JPMFM and JPMDS have agreed that they will waive fees or reimburse the Funds as described in the Prospectuses.

                            FINANCIAL INTERMEDIARIES

     The services provided by Financial Intermediaries may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Funds, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the Financial Intermediary, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMDS or clients of the Financial Intermediary may reasonably request and agree upon with the Financial Intermediary.

     Financial Intermediaries may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among Financial Intermediaries, but in all cases will be retained by the Financial Intermediary and will not be remitted to a Fund or JPMDS.

     Each Fund has authorized one or more Financial Intermediaries to accept purchase and redemption orders on its behalf. Such Financial Intermediaries are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when a Financial Intermediary or, if applicable, that Financial Intermediary's authorized designee, accepts the order. These orders will be priced at the Fund's NAV next calculated after they are so accepted.

     The Funds may also enter into agreements with Financial Intermediaries pursuant to which the Funds will pay the Financial Intermediary for services such as networking, sub-transfer agency and/or omnibus accounting. Payments made pursuant to such agreements are generally based on either (1) a


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

percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) the number of accounts serviced by such Financial Intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 fees and shareholder servicing fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor and shareholder servicing agent, respectively. From time to time, JPMDS or its affiliates may pay a portion of the fees for networking, sub-transfer agency and/or omnibus accounting at its or their own expense and out of its or their legitimate profits.

                  CASH COMPENSATION TO FINANCIAL INTERMEDIARIES

     JPMDS and JPMIM may compensate Financial Intermediaries who sell shares of the Funds. Compensation comes from sales charges, 12b-1 fees and payments by JPMDS and JPMIM or their affiliates from their own resources. JPMDS may, on occasion, pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by such Financial Intermediaries.

     Occasionally, JPMDS and JPMIM, at their own expense and out of their legitimate profits, may provide cash incentives (sometimes referred to as "revenue sharing") to Financial Intermediaries. Additional cash incentives may also be paid by other affiliates of JPMDS and JPMIM from time to time. Those additional cash incentives are payments over and above the sales charges (including 12b-1 fees) and shareholder servicing fees paid by the Funds. These additional cash payments are generally made to Financial Intermediaries that provide shareholder servicing, marketing support, and/or access to sales meetings, sales representatives and Financial Intermediary management representatives. Cash compensation may also be paid to Financial Intermediaries for inclusion of the Funds on a sales list including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finder's fees that vary depending on the Fund and the dollar amount of shares sold. In addition, JPMDS may on occasion pay Financial Intermediaries the entire front-end sales charge applicable to Fund shares sold by the Financial Intermediary or an additional commission on the sale of Fund shares subject to a CDSC.

     Revenue sharing payments are usually structured in one of three ways: (i) basis point payments on gross sales; (ii) basis point payments on net assets; and/or (iii) fixed dollar amount payments. During the fiscal year ended December 31, 2005, JPMIM and JPMDS paid approximately $18,976,836 for all of the JPMorgan Funds pursuant to their revenue sharing arrangements.

     FINDER'S FEES. Financial Intermediaries who sell over $1 million of Class A shares of the equity and fixed income funds may receive a finder's fee. Commissions are paid at a rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter.

     The Distributor may also pay Financial Intermediaries a commission of up to 1.00% of net sales on sales of Class A Shares to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the Financial Intermediaries that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.

     JPMDS reserves the right to alter or change the finders' fee policy at any time at its own discretion. If a Plan redeems all of the shares for which a finder's fee has been paid within 12 months of the purchase date, JPMDS will reclaim the finder's fee paid to the Financial Intermediary rather than charge a CDSC to the Plan.

     JPMIM, JPMDS and their affiliates may also pay non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of Financial Intermediaries.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm for the Trusts and the Funds is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Funds and assists in the preparation and/or review of each Fund's federal and state income tax returns.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The JPMorgan Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The JPMorgan Funds may defer acting on a shareholder's instructions until it has received them in proper form and in accordance with the requirements described in the Prospectuses.

An investor may buy shares in a Fund: (i) through a Financial Intermediary; or
(ii) through JPMDS by calling JPMorgan Funds Services. Financial Intermediaries may include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including affiliates of JPMorgan Chase that have entered into an agreement with the Distributor. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing. Investors may incur a fee if they effect transactions through a Financial Intermediary.

     The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued in the same manner as they would be valued for purposes of computing a Fund's NAV, as described in the section entitled "Net Asset Value". This is a taxable transaction to the Shareholder. Purchases by means of in-kind contributions of securities will only be accepted if a variety of conditions are satisfied in accordance with procedures approved by the Boards of Trustees and the Board of Directors.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV of the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trusts have not filed an election under Rule 18f-1 under the 1940 Act.

     Each investor may add to or reduce its investment in a Fund on each day that the New York Stock Exchange is open for business. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in a Fund effected on such day and (ii) the denominator of which is the aggregate NAV of a Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in a Fund. The percentage so determined will then be applied to determine the value of the investor's interest in a Fund as of such time on the following day the New York Stock Exchange is open for trading.

     EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of any other JPMorgan Fund as indicated in the Prospectuses that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may discontinue this exchange privilege at any time.

     Shares of a Fund may only be exchanged into another JPMorgan Fund if the account registrations are identical. All exchanges are subject to meeting any investment minimum or eligibility requirements. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative NAV plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the Fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either Fund for up to five business days if a Fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

SYSTEMATIC WITHDRAWAL PLAN. Systematic withdrawals may be made on a monthly, quarterly or annual basis. The applicable Class B or Class C CDSC will be deducted from those payments unless such payments are made:

     (i) monthly and constitute no more than 1/12 of 10% of your then-current balance in a Fund each month; or

     (ii) quarterly and constitute no more than 1/4 of 10% of your then-current balance in a Fund each quarter.

     If you withdraw more than the limits stated above in any given systematic withdrawal payment, you will be charged a CDSC for the amount of the withdrawal over the limit for that month or quarter.

     For accounts that allow systematic withdrawals only as a fixed dollar amount per month or quarter, the applicable Class B or Class C CDSC is waived provided that, on the date of the systematic withdrawal, the fixed dollar amount to be withdrawn, when multiplied by 12 in the case of monthly payments or by four in the case of quarterly payments, does not exceed 10% of your then-current balance in the Fund. If on any given systematic withdrawal date that amount would exceed 10%, you will be charged a CDSC on the entire amount of that systematic withdrawal payment. This calculation is repeated on each systematic withdrawal date.

     For accounts that allow systematic withdrawals on a percentage basis, a Class B or Class C CDSC will be charged only on that amount of a systematic payment that exceeds the limits set forth above for that month or quarter.

     Your current balance in a Fund for purposes of these calculations will be determined by multiplying the number of shares held by the then-current net asset value for shares of the applicable class.

     ADDITIONAL INFORMATION ABOUT CLASS B AND CLASS C SHARES. The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     If an investor redeems Class C Shares then uses that money to buy Class C Shares of a JPMorgan Funds within 90 days of that redemption, the second purchase will be free of a CDSC. Also, the 12b-1 aging will include the investor's prior months' holdings, so that the Financial Intermediary will receive the trail sooner.

     The CDSC, however, will not be waived if a defined contribution plan redeems all of the shares that it owns on behalf of participants prior to the CDSC Period, as defined below.

     A Fund may require medallion signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to a Fund and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A medallion signature guarantee may be obtained from an approved bank, broker, savings and loan association or credit union under Rule 17Ad-15 of the Securities Exchange Act.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     GROWTH ADVANTAGE FUND. Holders of Class B Shares in the former JPMorgan H&Q IPO & Emerging Company Fund, the predecessor of the Growth Advantage Fund, who received Class B Shares in the Growth Advantage Fund as part of the reorganization of the Growth Advantage Fund and the predecessor fund on March 23, 2001 will generally pay a lower deferred sales charge on the shares received in the reorganization than on shares subsequently purchased. Class B Shares received in the reorganization will have the CDSC set forth in Column 3 below, while shares purchased after the reorganization or acquired in a subsequent purchase will have the CDSC set forth in Column 2 below. The Class B Shares purchased after the reorganization will cease to have a CDSC six years after a purchase (as opposed to five years for Class B Shares acquired in the reorganization). Those shares will convert to Class A Shares nine years after a purchase (as opposed to six years for Class B Shares acquired in the reorganization). In determining the sales charge on Class B Shares received as part of the reorganization, the holding period will refer back to when the Class B Shares of the predecessor fund were purchased, not when the Class B Shares of Growth Advantage Fund were received in the reorganization.

                         CONTINGENT DEFERRED SALES CHARGE*
             -----------------------------------------------------
               SHARES RECEIVED AFTER        SHARES RECEIVED IN
YEARS HELD         REORGANIZATION             REORGANIZATION
----------   -------------------------   -------------------------
    1                   5%                        5%
    2                   4%                        4%
    3                   3%                        3%
    4                   3%                        3%
    5                   2%                        1%
    6                   1%               Convert to Class A Shares
    7                  None                       --
    8                  None                       --

Purchasers acquiring Class B Shares of the Growth Advantage Fund after the reorganization between the Fund and the predecessor fund will pay a CDSC as described in Column 2.


     CUT-OFF TIMES FOR PURCHASE, REDEMPTION AND EXCHANGE ORDERS. Orders to purchase, exchange or redeem shares accepted by the Funds, or by a Financial Intermediary authorized to accept such orders, by the cut-off times indicated in the Funds' Prospectuses will be processed at the NAV next calculated after the order is accepted by the Fund or the Financial Intermediary. Under a variety of different types of servicing agreements, Financial Intermediaries that are authorized to accept purchase, exchange and/or redemption orders from investors are permitted to transmit those orders that are accepted by the Financial Intermediary before the cut-off times in the various Prospectuses to the Funds by the cut-off times stated in those agreements, which are generally later than the cut-off times stated in the Prospectuses.

     APPLICABILITY OF EXCESSIVE TRADING LIMITS AND REDEMPTION FEES TO INVESTOR FUND AND JPMORGAN SMARTRETIREMENT FUND TRANSACTIONS. For purposes of the application of the excessive trading limitations and the redemption fees, the JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund, JPMorgan Investor Growth & Income Fund, JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2010 Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2030 Fund and JPMorgan SmartRetirement 2040 Fund will be considered asset allocation programs within the stated exceptions to the excessive trading limits and the redemption fees.
                           DIVIDENDS AND DISTRIBUTIONS

     Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A, Class B and Class C Shares are calculated at the same time. In general, dividends on Class B and Class C Shares are expected to be lower than those on Class A Shares due to the higher distribution expenses borne by the Class B and Class C Shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her Financial Intermediary or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

     If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                 NET ASSET VALUE

     The NAV of a class of a Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to such class, divided by the number of outstanding shares of such class. The following is a discussion of the procedures used by the Funds in valuing their assets.

     Domestic equity securities listed on a U.S. or Canadian securities exchange shall be valued at the last sale price on the exchange on which the security is principally traded (the "primary exchange") that is reported before the time when the net assets of the Funds are valued. Securities traded on more than one exchange shall be valued at the last sale price on the primary exchange. If there has been no sale on such primary exchange, then at the last sale price on the secondary exchange. If there has been no sale on the primary exchange or the secondary exchange on the valuation date, the security shall be valued at the mean of the latest bid and ask quotations as of the closing of the primary exchange. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price.

     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Funds, are closed. The Funds have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Funds. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below, that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Funds are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a remaining maturity of 61 days or more are valued using market quotations available from and supplied daily by third party pricing services or brokers/dealers of comparable securities. It is anticipated that such pricing services and brokers/dealers will provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their original maturity when acquired by the Fund was more than 60 days.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Funds' securities. The Funds' Administrator has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Funds' management as well as the Funds' investment adviser. Fair value situations could include, but are not limited to:
(1) a significant event that affects the value of a Fund's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                             PORTFOLIO TRANSACTIONS

     On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders.

     Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercises investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The advisory fees that the Funds pay to the Adviser are not reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted exemptive orders permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable and tax-exempt money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The orders are subject to certain conditions. An affiliated person of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees that either comply with rules adopted by the SEC or with interpretations of the SEC's staff. Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of JPMorgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and all other accounts over which the same investment adviser has investment discretion, and that no shares will be purchased from JPMDS or any of its affiliates.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other customers, including other Funds, the Adviser, to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.

     If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     The Funds paid the following brokerage commissions for the indicated fiscal periods (amounts in thousands):

                                        FISCAL     FISCAL YEAR     FISCAL
                                      YEAR ENDED      ENDED      YEAR ENDED
FUND                                  12/31/2003    12/31/2004   12/31/2005
-----------------------------------   ----------   -----------   ----------
CAPITAL GROWTH FUND
Total Brokerage Commissions              $826         $1,261        1,146
Brokerage Commissions to Affiliated
    Broker/Dealer                          --             --           --
DISCIPLINED EQUITY FUND

                                        FISCAL     FISCAL YEAR     FISCAL
                                      YEAR ENDED      ENDED      YEAR ENDED
FUND                                  12/31/2003    12/31/2004   12/31/2005
-----------------------------------   ----------   -----------   ----------
Total Brokerage Commissions                1,142           534          382
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
DIVERSIFIED FUND
Total Brokerage Commissions                  723           516          760
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --^           8
DYNAMIC SMALL CAP FUND
Total Brokerage Commissions                  246           596          553
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
GROWTH ADVANTAGE FUND
Total Brokerage Commissions                  118           155          141
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
GROWTH AND INCOME FUND
Total Brokerage Commissions                1,178           392          316
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
INTREPID AMERICA FUND*
Total Brokerage Commissions                   16           449        3,373
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
INTREPID GROWTH FUND*
Total Brokerage Commissions                   14            12          739
Brokerage Commissions to Affiliated
   Broker/Dealer                              --
INTREPID MULTI CAP FUND*
Total Brokerage Commissions                   14            42           51
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
INTREPID VALUE FUND*
Total Brokerage Commissions                   12            18           42
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
MID CAP EQUITY FUND
Total Brokerage Commissions                  240           380          405
Brokerage Commissions to Affiliated
   Broker/Dealer                               4             1           --

                                        FISCAL     FISCAL YEAR     FISCAL
                                      YEAR ENDED      ENDED      YEAR ENDED
FUND                                  12/31/2003    12/31/2004   12/31/2005
-----------------------------------   ----------   -----------   ----------
MID CAP VALUE FUND
Total Brokerage Commissions                  637         2,814        5,707
Brokerage Commissions to Affiliated
   Broker/Dealer                             N/A            --           --
SMALL CAP CORE FUND
Total Brokerage Commissions                  420         1,179          890
Brokerage Commissions to Affiliated
   Broker/Dealer                              --            --           --
SMALL CAP EQUITY FUND
Total Brokerage Commissions                  645           857          570
Brokerage Commissions to Affiliated
   Broker/Dealer                              --^           --           --
U.S. EQUITY FUND
Total Brokerage Commissions                  866           788        2,535
Brokerage Commissions to Affiliated
   Broker/Dealer                               2             1            ^
U.S. SMALL COMPANY FUND
Total Brokerage Commissions                1,366         1,029          226
Brokerage Commissions to Affiliated
   Broker/Dealer                               2            --           --
VALUE ADVANTAGE FUND**
Total Brokerage Commissions                1,366         1,029          135
Brokerage Commissions to Affiliated
   Broker/Dealer                               2            --           --

^    Amount rounds to less than $1,000.

*    The Funds commenced operations on 2/28/03.

**   The Fund commenced operations on 2/28/05.

     As of December 31, 2005, certain Funds owned securities of their regular broker-dealers (or parents) as shown below (amounts in thousands):


                                                               VALUE OF
                                                              SECURITIES
FUND                  NAME OF BROKER-DEALER                     OWNED
-------------------   -------------------------------------   ----------
CAPITAL GROWTH FUND
                      Bank of America Corporation                3,800
                      Bank of America Securities LLC             6,872
                      Citigroup Global Markets Inc.              4,651
                      Credit Suisse First Boston LLC             3,400
                      HSBC Securities Inc.                       2,482

                          Lehman Brothers Inc.                      12,000
                          UBS Financial Services Inc.               12,000

DISCIPLINED EQUITY FUND
                          Bank of America Corporation               13,964
                          Bank of America Securities LLC             3,829
                          Citigroup Global Markets Inc.             17,145
                          Goldman Sachs and Company                  7,369
                          HSBC Securities Inc.                       1,787
                          Lehman Brothers Inc.                       6,000
                          Merrill Lynch & Co, Inc.                     562
                          UBS Financial Services, Inc.               6,000

DIVERSIFIED FUND
                          Bank of America Corporation               11,317
                          Bank of America Securities LLC             4,779
                          Barclays Capital, Inc                      2,619
                          Bear Stearns & Co., Inc                      590
                          Citigroup Global Markets, Inc.            16,215
                          Credit Suisse First Boston LLC             3,378
                          Deutsche Bank AG                             109
                          Goldman Sachs and Company                  5,264
                          HSBC Securities, Inc.                      4,139
                          Lehman Brothers, Inc.                        486
                          Merrill Lynch & Co, Inc.                   1,192
                          Royal Bank of Scotland Group               2,209
                          UBS Financial Services, Inc.               7,136

DYNAMIC SMALL CAP FUND
                          Bank of America Corporation                2,000
                          Bank of America Securities LLC             2,808

                          Citigroup Global Markets Inc.              2,000
                          Credit Suisse First Boston LLC             1,000
                          HSBC Securities Inc.                       1,985
                          Lehman Brothers Inc.                       8,000
                          UBS Financial Services Inc.                6,500

GROWTH ADVANTAGE FUND
                          Bank of America Securities LLC               622
                          Credit Suisse First Boston LLC               300
                          Citigroup Global Markets, Inc.                59
                          Lehman Brothers, Inc.                      1,700
                          UBS Financial Services, Inc.               1,750

GROWTH AND INCOME FUND
                          Bank of America Corporation               16,542
                          Bank of America Securities LLC             1,204
                          Bear Stearns & Co., Inc                    8,734
                          Citigroup Global Markets, Inc.            20,667
                          Credit Suisse First Boston LLC               300
                          Lehman Brothers, Inc.                      2,400
                          UBS Financial Services, Inc.               2,000

INTREPID AMERICA FUND
                          Bank of America Corporation               61,070
                          Goldman Sachs and Company                 34,788
                          Lehman Brothers, Inc.                     37,823

INTREPID GROWTH FUND
                          Goldman Sachs and Company                  6,999
                          Lehman Brothers, Inc.                      6,995

INTREPID MULTI CAP FUND   N/A

INTREPID VALUE FUND
                          Bank of America Corporation                1,349
                          Lehman Brothers, Inc.                        561

                          Merrill Lynch & Co, Inc,                     467
                          Goldman Sachs and Company                    568

MID CAP EQUITY FUND
                          Bank of America Securities LLC             2,418
                          Citigroup Global Markets, Inc.               900
                          Credit Suisse First Boston LLC               900
                          UBS Financial Services, Inc.               3,500

MID CAP VALUE FUND
                          Bank of America Corporation               20,000
                          Bank of America Securities LLC            27,255
                          Citigroup Global Markets, Inc.            23,000
                          Credit Suisse First Boston LLC            22,000
                          Deutsche Bank AG                          18,002
                          HSBC Securities, Inc.                     29,777
                          Goldman Sachs and Company                 10,000

SMALL CAP CORE FUND
                          Bank of America Corporation                9,500
                          Bank of America Securities LLC            12,685
                          Citigroup Global Markets, Inc.             9,000
                          Credit Suisse First Boston LLC             9,200
                          Goldman Sachs and Company                  5,000
                          UBS Financial Services, Inc.              35,000

SMALL CAP EQUITY FUND
                          Bank of America Corporation                5,000
                          Bank of America Securities LLC            16,760
                          Citigroup Global Markets, Inc.             4,700
                          Credit Suisse First Boston LLC             4,600
                          HSBC Securities, Inc.                      4,963
                          UBS Financial Services, Inc.              15,000

U.S. EQUITY FUND
                          Bank of America Corporation               38,080
                          Bank of America Securities LLC             3,899
                          Citigroup Global Markets, Inc.            68,523
                          Credit Suisse First Boston LLC             5,000
                          Goldman Sachs and Company and Company      9,016
                          HSBC Securities, Inc.                      3,970
                          Lehman Brothers, Inc.                     13,000
                          UBS Financial Services, Inc.              20,000

U.S. SMALL COMPANY FUND
                          Bank of America Corporation                1,000
                          Bank of America Securities LLC             4,372
                          Lehman Brothers, Inc.                      7,500
                          UBS Financial Services, Inc.               6,500

VALUE ADVANTAGE FUND      N/A

     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Funds and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Fund to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Shareholders of the Funds should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Under JPMIM's policy, "soft dollar" services refer to arrangements that fall within the safe harbor requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended, which allow JPMIM to allocate client brokerage transactions to a broker-dealer in exchange for products or services that are research and brokerage-related and enhance the investment decision-making process. These services include third party research, market
data services, and proprietary broker-dealer research.   Effective February
19, 2005, the Funds stopped participating in soft dollar arrangements for market data services and third-party research. However, the Funds continue to receive proprietary research where broker-dealers typically incorporate the cost of such research into their commission structure.

     For the fiscal year ended December 31, 2005, the following Funds paid the commissions indicated below to brokers and dealers who provided research services:

                          TOTAL RESEARCH   PERCENTAGE OF TOTAL
                            COMMISSIONS        COMMISSIONS
                          ------------------------------------
Capital Growth Fund        $    941,848          82.17%
Disciplined Equity Fund         330,085          86.49%
Diversified Fund                674,738          88.79%
Dynamic Small Cap Fund          404,121          73.13%
Growth Advantage Fund           118,641          84.44%
Growth and Income Fund          254,866          80.70%
Intrepid America Fund         2,660,615          78.88%
Intrepid Growth Fund            632,997          85.69%
Intrepid Multi Cap Fund          26,804          52.58%
Intrepid Value Fund              22,204          53.14%
Mid Cap Equity Fund             327,300          80.91%
Mid Cap Value Fund            4,513,829          79.09%
Small Cap Core Fund             712,638          80.09%
Small Cap Equity Fund           366,480          64.34%
U.S. Equity Fund              2,251,455          88.83%

                                 DELAWARE TRUST

     JPMorgan Trust I was formed as a Delaware statutory trust on November 12, 2004, pursuant to a Declaration of Trust, dated November 5, 2004. JPMorgan Trust I assumed JPMMFS' registration pursuant to the 1933 Act and the 1940 Act effective after the close of business on February 18, 2005.

     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust's governing trust instrument. JPMTI's Declaration of Trust provides that shareholders shall not be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, JPMTI or any series or class. In addition, the Declaration of Trust provides that neither JPMTI nor the Trustees, nor any officer, employee, or agent of JPMTI shall have any power to bind personally any shareholders nor to call upon any shareholder for payment of any sum of money or assessment other than such as the shareholder may personally agree to pay. Moreover, JPMTI's Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.

     The Declaration of Trust provides for the indemnification out of the assets held with respect to a particular series of shares of any shareholder or former shareholder held personally liable solely by reason of a claim or demand relating to the person being or having been a shareholder and not because of the shareholder's acts or omissions. The Declaration of Trust also provides that JPMTI, on behalf of the applicable series, may, at its option with prior written notice, assume the defense of any claim made against a shareholder.

     JPMTI's Declaration of Trust provides that JPMTI will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any proceeding in which they may be involved because of their offices with JPMTI, unless, as to liability to JPMTI or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices. In addition, the Declaration of Trust provides that any Trustee who has been determined to be an "audit committee financial expert" shall not be subject to a greater liability or duty of care because of such determination.

     JPMTI shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon written notice to the shareholders.

                               MASSACHUSETTS TRUST

     JPMMFIT is organized as a Massachusetts business trust and Growth Advantage Fund is a separate and distinct series thereof. Copies of the Declaration of Trust of JPMMFIT are on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and by-laws of JPMMFIT are designed to make JPMMFIT similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.

     Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, JPMMFIT's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written agreement, obligation, instrument or undertaking made on behalf of the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

     No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of JPMMFIT in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

     JPMMFIT's Declaration of Trust provides that JPMMFIT will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with JPMMFIT, unless, as to liability to JPMMFIT or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of JPMMFIT. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

     JPMMFIT shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                       LIMITATION OF DIRECTORS' LIABILITY

     JPMFMFG is a Maryland corporation. The Articles of Incorporation of JPMFMFG provide that a Director shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Articles of Incorporation also provide that the Corporation will indemnify its Directors and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Corporation to the fullest extent permitted by law. However, nothing in the Articles of Incorporation shall protect or indemnify a Director against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

                              DESCRIPTION OF SHARES

     SHARES OF JPMTI. JPMTI is an open-end, management investment company organized as Delaware statutory trust. Each Fund (other than Growth Advantage Fund and Mid Cap Value Fund) represents a separate series of shares of beneficial interest. See "Delaware Trust."

     The Declaration of Trust of JPMTI permits the Trustees to issue an unlimited number of full and fractional shares ($0.0001 par value) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each share represents an equal beneficial interest in the net assets of a Fund with each other share of that Fund. The Trustees may authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Trustees may determine, however the Trustees may not classify or change outstanding shares in a manner materially adverse to shareholders of each share. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of each Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of shares, if any), on matters on which shares of a Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMTI. The voting rights of shareholders are not cumulative with respect to the election of Trustees. It is the intention of JPMTI not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMTI's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in the assets in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMTI which are not attributable to a specific series or class are allocated among all of its series in a manner deemed by the Trustees to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     The Trustees may, without shareholder approval (unless otherwise required by applicable law): (i) cause JPMTI to merge or consolidate with or into one or more trusts (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Trustees to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume JPMTI's registration under the 1940 Act and that is formed, organized, or existing under the laws of the United States or of a state, commonwealth, possession or territory of the United States, unless otherwise permitted under the 1940 Act; (ii) cause any one or more series or classes of JPMTI to merge or consolidate with or into any one or more other series or classes of JPMTI, one or more trusts (or series or classes thereof to the extent permitted by law), partnerships, associations, corporations; (iii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iv) cause JPMTI to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

     The Trustees may, without shareholder vote, generally restate, amend or otherwise supplement JPMTI's governing instrument, which includes the Declaration of Trust and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Trustees.

     The Trustees, without obtaining any authorization or vote of shareholders, may change the name of any series or class or dissolve or terminate any series or class of shares. For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMTI under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMMFIT. JPMMFIT is an open-end, management investment company organized as Massachusetts business trust. The Growth Advantage Fund represents a separate series of shares of beneficial interest. See "Massachusetts Trust."

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in the Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, holders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders. See "Massachusetts Trust." The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

     The shareholders of the Fund are entitled to one vote for each whole share (with fractional shares entitled to a proportionate fractional vote) on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of JPMMFIT. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of JPMMFIT not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or JPMMFIT's Declaration of Trust.

     Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of JPMMFIT which are not attributable to a specific series or class are allocated among all of its series in a manner believed by management of JPMMFIT to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

     Shareholders of the Fund have the right, upon the declaration in writing or vote of more than two thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Fund's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a NAV of at least $25,000 or at least 1% of JPMMFIT's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of the Trustee or Trustees


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

and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of JPMMFIT; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Funds for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Funds and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.

     For information relating to mandatory redemption of Fund shares or their redemption at the option of JPMMFIT under certain circumstances, see "Purchases, Redemptions and Exchanges".

     SHARES OF JPMFMFG. The Articles of Incorporation of the Corporation permit the classes of the Corporation to offer 612,500,000 shares of common stock, with $.001 par value per share. Pursuant to the Corporation's Articles of Incorporation, the Board may increase the number of shares that the classes of the Corporation are authorized to issue without the approval of the shareholders of each class of the Corporation. The Board of Directors has the power to designate and redesignate any authorized but unissued shares of capital stock into one or more classes of shares and separate series within each such class, to fix the number of shares in any such class or series and to classify or reclassify any unissued shares with respect to such class or series.

     Each share of a series in the Corporation represents an equal proportionate interest in that series with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the series. Shareholders have no preemptive rights. All consideration received by the Corporation for shares of any series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

     The shares of the Mid Cap Value Fund, which is a series of the Corporation, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no pre-emptive rights. The shares of the Fund have non-cumulative voting rights. Under Maryland law, the

Corporation is not required to hold an annual meeting of its shareholders unless required to do so under the 1940 Act.

     Each share in each series of the Fund represents an equal proportionate interest in that series of the Fund with each other share of that series of the Fund. The shares of each series and class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Corporation which are not attributable to a specific series or class are allocated among all the series and classes in a manner believed by management of the Corporation to be fair and equitable. Shares of each series or class generally vote together, except when required by federal securities laws to vote separately on matters that may affect a particular series or class differently, such as approval of a distribution plan.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting each Fund and its shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in a Fund in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Fund generally will be treated as a separate entity for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Fund separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Fund.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Code and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, (1) 50% or more of the value of the Fund's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund's assets may be invested in securities of any one issuer (x) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more "qualified publicly traded partnerships" (as such term is defined in the Code).

     If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to the shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     CAPITAL LOSS CARRYFORWARDS. As of December 31, 2005, the following Funds have capital loss carryforwards (amounts in thousands):

                                           CAPITAL LOSS
FUND                                       CARRYFORWARD   EXPIRATION DATES
----------------------------               ------------   ----------------
CAPITAL GROWTH FUND*
                                                    563      12/31/2010
                                           ------------
                               REMAINING            563

GROWTH ADVANTAGE FUND
                                                214,153      12/31/2009
                                                 28,364      12/31/2010
                                                  2,527      12/31/2011
                                           ------------
                               REMAINING        245,044

DISCIPLINED EQUITY FUND (a)
                                                179,280      12/31/2009
                                                198,549      12/31/2010
                                                 44,113      12/31/2011
                                           ------------
                               REMAINING        421,942
DIVERSIFIED FUND (b)
                                                  4,427      12/31/2009
                                                 35,259      12/31/2010
                                                 10,708      12/31/2011
                                           ------------
                               REMAINING         50,394

U.S. EQUITY FUND (c)
                                                  1,561      12/31/2009
                                                 29,077      12/31/2010
                                           ------------
                               REMAINING         30,638
INTREPID GROWTH FUND
                                                  3,088      12/31/2013
                                           ------------
                               REMAINING          3,088

* Limited under IRC Code Section 381-384

(a) Includes $58,339 (in thousands) of losses acquired from JPMorgan SmartIndex Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

(b) Includes $11,866 (in thousands) of losses acquired from One Group Balanced Fund and $10,126 (in thousands) from JPMorgan Balanced Fund. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

(c) Includes $12,992 (in thousands) of losses acquired from JPMorgan Core Equity Fund and $2,093 (in thousands) acquired from JPMorgan Focus Fund. Additionally, $15,553 (in thousands) from JPMorgan U.S. Equity Fund is limited due to the current year merger. A portion of the capital loss carryforward from business combinations may be limited in future years under the Code Sections 381-384.

     The Funds will not be taxed on future capital gains to the extent offset by the capital loss carry forward regardless of whether such capital gains are distributed to shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which a Fund earned the income. Specifically, the excise tax will be imposed if a Fund fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Fund intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FUND INVESTMENTS. Each Fund may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by a Fund. Each Fund may make investments that produce income that is not matched by a corresponding cash receipt by the Fund. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Such investments may require a Fund to borrow money or dispose of other securities in order to comply with those requirements. Each Fund may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Fund to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Fund may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent a Fund from accruing a long-term holding period. These investments may prevent a Fund from making capital gain distributions as described below. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

     The Funds' short sales and transactions in futures contacts, options, swaps, CFDs, foreign currencies and other derivatives will be subject to special tax rules (including mark to market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund's use of these types of transactions may result in the Fund realizing more short term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

     FOREIGN INVESTMENTS Some of the Funds invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), that Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by a Fund to its shareholders. In addition, certain interest charges may be imposed on a Fund as a result of such distributions. If a Fund were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Fund.

     Alternatively, a Fund generally will be permitted to "mark to market" any shares it holds in a PFIC. If a Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years. Each Fund will make appropriate basis adjustments in any PFIC stock it holds to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Fund, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.

     ADDITIONAL TAX INFORMATION CONCERNING REITS. Some of the Funds invest in real estate investment trusts ("REITs"). Such Funds' investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT will generally not constitute qualified dividend income. REITs will generally be able to pass through the tax treatment of the tax-qualified dividends they receive.

     Some of the REITs in which the Funds may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events.
These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

The Funds do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

     FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are properly designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Fund will generally be limited to the aggregate of the eligible dividends received by a Fund. In addition, a Fund must meet certain holding period requirements with respect to the shares on which a Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Fund shares. Dividends of net investment income that are not properly designated as qualified dividend income or exempt-interest dividends and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by a Fund from certain domestic corporations for the taxable year.
Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Fund into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and properly designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired its shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Fund for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that a Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by a Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Fund that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of a Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Fund should be aware that distributions from a Fund will, all other things being equal, have the effect of reducing the net asset value of the Fund's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of a Fund within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of a Fund. Additionally, if a shareholder disposes of shares of a Fund within 90 days following their acquisition, and the shareholder subsequently re-acquires Fund shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred on the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.

     FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and amounts retained by each Fund that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31. 2004, and applies to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply of the Fund does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign non-corporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     Distributions paid (or deemed paid) to foreign shareholders on or before December 31, 2007 by the Fund that are attributable to gain from "US real property interests" ("USRPIs") which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITS, will give rise to an obligation for those foreign shareholders to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. A Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income received from sources within foreign countries. So long as more than 50% by value of the total assets of a Fund at the close of the taxable year consists of stock or securities of foreign corporations, a Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Fund makes this election, each shareholder will be required to
(i) include in gross income, even though not actually received, its pro rata share of a Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of a Fund's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by a Fund and (ii) the portion of any actual dividend paid by a Fund which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. In addition, shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Fund unless certain holding period requirements are met.

     A Fund will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. A Fund will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of a Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

     Most states provide that a regulated investment company may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investments in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

     TAX SHELTER DISCLOSURE. If a shareholder recognizes a loss on a disposition of a Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

                             ADDITIONAL INFORMATION

     As used in this SAI and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities, whichever is less.

     Telephone calls to the Funds, the Funds' service providers or a Financial Intermediary as Financial Intermediary may be tape-recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Registration Statements of the Trusts filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statements of the Trusts. Each such statement is qualified in all respects by such reference.

     No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trusts, the Funds or JPMDS. The Prospectuses and this SAI do not constitute an offer by any Fund or by JPMDS to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Funds or JPMDS to make such offer in such jurisdictions.

     PRINCIPAL HOLDERS. As of March 31, 2006, the following persons owned of record, or were known by the Trusts to own beneficially, 5% or more of the outstanding shares of any class of the Predecessor Funds, the Mid Value Fund and the Growth Advantage Fund. Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such shareholders are "Controlling Persons" under the 1940 Act.:

JPM CAPITAL GROWTH FUND

B SHARES                      MLPF&S FOR THE SOLE BENEFIT OF                 11.82
                              ITS CUSTOMERS
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DRIVE EAST, 2ND FLR
                                 JACKSONVILLE FL 32246-6484

C SHARES                      MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS   36.76*
                                 ATTN FUND ADMINISTRATION
                                 4800 DEER LAKE DR EAST 2ND FL
                                 JACKSONVILLE FL 32246-6484

SELECT SHARES                 JPMORGAN CHASE 401 K SAVINGS PLAN(1)           81.26*
                                 STEPHEN D RYAN
                                 JPMORGAN
                                 3 CHASE METROTECH CTR FL 5
                                 BROOKLYN NY 11245-0001

JPM DISCIPLINED EQUITY FUND

A SHARES                      JP MORGAN CHASE BANK AS AGENT FOR NOREEN R      7.39
                                 FALCONE IRA
                                 ATTN: SPECIAL PRODUCTS 1/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                              NFS LLC FBO                                     5.78
                                 EILEEN M CAHILL
                                 2024 CROMWELL DR
                                 WHEATON IL 60187-8120

                              NFS LLC FBO                                     6.12
                                 KENNETH J WILCHFORT
                                 6 WILTON HLS
                                 WILTON CT 06897-4501


                                      110


INSTITUTIONAL SHARES          JP MORGAN DELAWARE NATIONAL PHILANTHROPIC       6.25
                                 TRUST-INVESTMENT ACCOUNT(1)

                                 ATTN SPECIAL PRODUCTS
                                 500 STANTON CHRISTIANA RD 1/OPS 3
                                 NEWARK DE 19713-2107

                              JP MORGAN TRUST COMPANY N A FBO ASIAN ART      10.49
                                 MUSEUM FOUNDATION ENDOWMENT FUND
                                 FUNDING(1)

                                 ATTN SPECIAL PRODUCTS 2/OPS3
                                 500 STANTON CHRISTIANA RD
                                 NEWARK DE 19713-2107

                              MAC & CO                                        8.65
                                 ATTN MUTUAL FUND OPERATIONS
                                 PO BOX 3198
                                 PITTSBURGH PA 15230-3198

SELECT SHARES                 BALSA & CO JPMORGAN CHASE(1)                    5.93
                                 ATTN MUTUAL FUNDS SECTION
                                 14221 DALLAS PARKWAY
                                 DALLAS TX 75254

                              CHARLES SCHWAB & CO, INC SPECIAL CUSTODY        6.33
                                 ACCOUNT FOR BENEFIT OF CUSTOMERS

                                 ATTN: MUTUAL FUNDS
                                 101 MONTGOMERY ST
                                 SAN FRANCISCO CA 94104-4122

                                 STRAFE & CO(1)                              28.77*
                                 BOIA-ONE GROUP OPERATIONS
                                 1111 POLARIS PARKWAY
                                 PO BOX 711234
                                 COLUMBUS OH 43271-0001


                                       111


ULTRA SHARES                  JPMIM AS AGENT FOR POSTENS PENSIONSSTIFTELSE   41.36*
                                 ATTN SCOTT DUCASE
                                 522 FIFTH AVE FLR 11
                                 NEW YORK NY 10036-7601

                              JPMIM AS AGENT FOR THE RETIREMENT TRUST FUND   20.02
                                 FOR ST JOSEPH'S PROVINCE OF THE SISTERS
                                 OF ST JOSEPH OF PEACE
                                 ATTN: F GENTIL 522 5TH AVE
                                 NEW YORK NY 10036

                                 JPMIM AS AGENT FOR NOVARTIS CORP             8.51
                              USBA BALANCED FUND- NORTHERN TRUST
                              MASTER TRUST
                              ATTN: M  MACHADO
                              522 5TH AVE
                              NEW YORK NY 10036-7601

                              JPMIM AS AGENT FOR THE COMMUNITY               22.06
                              INVESTORS GROUP - ST PAUL FDTN
                              ATTN MEL KONG
                              522 5TH AVE
                              NEW YORK NY 10036-7601
JPM DIVERSIFIED FUND

A SHARES                      AMVESCAP NATL TR CO AS AGENT FOR BA             8.85
                              FBO SCOTT TRACTOR COMPANY LLC - SC
                              COMPANIES PROFIT SHARING PLAN
                              PO BOX 105779
                              ATLANTA GA 30348-5779

                              BCO POPULAR TTEE                                5.31
                              FBO TEXACO PR INC PENSION PLAN
                              ATTN YANIRA NAZARIO
                              PO BOX 362708
                              SAN JUAN PR 00936-2708


                                       112


C SHARES                      MLPF&S                                         10.97
                                 4800 DEER LAKE DR EAST 2ND FL
                                 JACKSONVILLE FL 32246-6484
                                 NFS LLC FEBO                                 5.79
                              JASPER C HICKSON
                              1510 KELL BLVD
                              WICHITA FALLS TX 76301-5126

INSTITUTIONAL SHARES          CELTIC INSURANCE COMPANY LTD                   17.25
                              C P GALLAGHER VP
                              C/O PROCTER & GAMBLE
                              2 PROCTER & GAMBLE PLAZA TE-13
                              CINCINNATI OH 45202-3315

                              JPMIM AS AGENT FOR CORNELL U PLAN A             7.13
                              ATTN JAY MINCHILLI
                              522 5TH AVE
                              NEW YORK NY 10036-7601

                              JP MORGAN CHASE BANK AS AGENT FOR              21.14
                              CORNELL MEDICAL BENEFITS TRUST
                              ATTN: SPECIAL PRODUCTS 2 OPS/3
                              500 STANTON CHRISTIANA ROAD
                              NEWARK DE 19713-2107

                              JPMORGAN CHASE BANK FBO                         8.12
                              BETCHEL SUPPLEMENTAL RETIREMENT
                              PLAN(1)
                              9300 WARD PKWY
                              KANSAS CITY MO 64114-3317

                              MCKEE NELSON ERNST & YOUNG                      7.24
                              MASTER TRUST
                              ATTN LORRAINE MAZZIE
                              3 METRO TECH FL 6
                              BROOKLYN NY 11245-0001

SELECT SHARES                 CTS CORPORATION RETIREMENT                      8.64
                              SAVINGS PLAN
                              AMERICAN CENTURY SERVICES INC
                              ATTN RPS MGMT RPTG
                              PO BOX 419784
                              KANSAS CITY MO 64141-6784

                             FISHER 401 K  RETIREMENT PLAN                 5.50
                             DATED 1/1/2000
                             ATTN RPS MGMT RPTG
                             PO BOX 419784
                             KANSAS CITY MO 64141-6784
                             M&I 401K PLAN TRUST DTD 10/1/99               9.43
                             ATTN RPS MGMT RPTG
                             PO BOX 419784
                             KANSAS CITY MO 64141-6784
                             STRAFE & CO(1)                               12.61
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001
JPM DYNAMIC SMALL CAP FUND
A SHARES                      MLPF&S FOR THE SOLE BENEFIT OF              11.72
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             SEC# 97PG3
                             4800 DEER LAKE DRIVE EAST 2ND FLR
                                JACKSONVILLE FL 32246-6484
                             THE BOC GROUP INC                             6.61
                             SAVINGS INVESTMENT PLAN 401 K  PLAN
                             575 MOUNTAIN AVE
                             NEW PROVIDNCE NJ 07974-2078
B SHARES                     MLPF&S FOR THE SOLE BENEFIT OF               44.29*
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DRIVE EAST 2ND FLR
                                JACKSONVILLE FL 32246-6484
C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF               89.96*
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR EAST 2ND FL
                                JACKSONVILLE FL 32246-6484

SELECT SHARES                BALSA & CO(1)                                 6.91
                             JPMORGAN CHASE
                             ATTN MUTUAL FUNDS SECTION
                             717 N HARWOOD ST
                             3RD FLOOR TX1-2618
                             DALLAS TX  75201-6538
                             CITIGROUP GLOBAL MARKETS INC                 48.31*
                                333 W 34TH ST FL 3
                                NEW YORK NY  10001-2402
                             CROWN EQUIPMENT CORP                         11.05
                             FBO 401K RET SAVINGS PLAN
                             DTD 12/1/02 QUAL RET PL & TRUST
                             JPM/AC RET PL SRVS MNGMT RPTG TEAM
                             PO BOX 419784
                             KANSAS CITY MO  64141-6784
                             JPMIM AS AGENT FOR                            6.53
                             CLARK ATLANTA UNIVERSITY
                             ATTN SHERRYL JAMES-ROSARIO
                             522 5TH AVE FL 11
                                NEW YORK NY  10036-7601
                             MITSUBISHI MOTORS TTE                        10.33
                             MANUFACTURING 401K SAVINGS PLAN
                             ATTN JPM/AC RPS MGMT RPTG TEAM
                             PO BOX 419784
                             KANSAS CITY MO  64141-6784
                             STRAFE & CO(1)                                6.03
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH  43271-0001
JPM GROWTH ADVANTAGE FUND
A SHARES                     CHARLES SCHWAB & CO INC                      57.17*
                             FBO SCHWAB CUSTOMERS
                             ATTN MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA  94104-4122

B SHARES                     MLPF&S FOR THE SOLE BENEFIT OF               15.05
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                                JACKSONVILLE FL  32246-6484
                             NFS LLC FEBO                                  5.18
                             BEATRICE GOLDMAN
                             11 RIVERSIDE DR APT 14LW
                             NEW YORK NY  10023-2512
                             WELLS FARGO INVESTMENTS LLC                   8.40
                                608 2ND AVE S FL 8
                                MINNEAPOLIS MN  55402-1927
C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF                5.12
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR EAST 2ND FL
                             JACKSONVILLE FL  32246-6484
SELECT SHARES                STRAFE & CO(1)                               60.32*
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH  43271-0001
JPM INTREPID AMERICA FUND
C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF               16.01
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL  32246-6484
SELECT SHARES                BALSA & CO(1)                                17.61
                             REBATE ACCOUNT
                             MUTUAL FUNDS UNIT 16 HCB 340
                             PO BOX 2558
                             HOUSTON TX  77252-2558
                             STRAFE & CO(1)                               22.68
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH  43271-0001

JPM INTREPID CONTRARIAN FUND
A SHARES                     MLPF&S FOR THE SOLE BENEFIT OF               14.77
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL  32246-6484
C SHARES                     A G EDWARDS & SONS CUST FBO                   6.15
                             BARBARA DALICANDRO
                             DAGGETT IRA R/O
                             739 W AIRE LIBRE AVE
                             PHOENIX AZ  85023-7909
                             A G EDWARDS & SONS INC                        8.32
                             ELTON GENE REHMERT &
                             JILL KEMPSON
                             1 N JEFFERSON AVE
                             SAINT LOUIS MO  63103-2287
                             JANNEY MONTGOMERY SCOTT LLC                   5.36
                                DOUGLAS M JOHNSON IRA
                                1801 MARKET ST
                                PHILADELPHIA PA  19103-1628
                                MLPF&S FOR THE SOLE BENEFIT OF            16.63
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL  32246-6484
                             NFS LLC FBO                                   8.28
                             NFS/FMTC IRA
                             FBO GERALD F GEIGER
                             1412 S 181ST PLZ
                             OMAHA NE  68130-3732

SELECT SHARES                JPMORGAN CHASE BANK(1)                   40.49*
                             SARAH L LUTZ
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                                NEWARK DE 19713-2107

                             JPMORGAN CHASE BANK AS AGENT FOR          6.20
                             MEINIG FAMILY FOUNDATION
                             ATTN: SPECIAL PRODUCTS 1/OPS3
                             500 STANTON CHRISTIANA RD
                                NEWARK DE 19713-2107

                             JP MORGAN INVESTMENT MGMT(1)             22.05
                             ATTN PETER SWIATEK
                             1200 N FEDERAL HWY STE 205
                             BOCA RATON FL 33432

JPM INTREPID GROWTH FUND
A SHARES                     MLPF&S FOR THE SOLE BENEFIT OF           21.25
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF           21.06
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

SELECT SHARES                BALSA & CO                               21.64
                             REBATE ACCOUNT
                             MUTUAL FUNDS UNIT 16 HCB 340
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             ONE GROUP INVESTOR BALANCED FD ONE(1)     5.92
                             GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH 43240

                             ONE GROUP INVESTOR GROWTH FUND ONE(1)     6.14
                             GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH 43240

                             ONE GROUP INVESTOR GROWTH & INCOME(1)     7.15
                             FUND ONE GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH 43240

                             STRAFE & CO(1)                           16.66*
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

JPM INTREPID VALUE FUND

C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF           50.61*
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

SELECT SHARES                JPMORGAN CHASE BANK(1)                    8.38
                             1984 GEISEL TRUST - SURVIVORS TRUST
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                                NEWARK DE 19713-2107

                             JPMORGAN CHASE BANK(1)                    9.45
                             PM OPERATING LTD.
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                                NEWARK DE 19713-2107

                             JPMORGAN-CHASE BANK(1)                    6.38
                             HOJEL INTERESTS LP
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                                NEWARK DE 19713-2107

                             JPMORGAN-CHASE BANK(1)                    7.72
                             PM OPERATING SUBSIDIARY  LTD.
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                                NEWARK DE 19713-2107

JPM MID CAP EQUITY FUND

SELECT SHARES                BALSA & CO REBATE ACCOUNT(1)             22.89
                             MUTUAL FUNDS UNIT
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             FARMERS & MERCHANTS CO                    5.26
                             ATTN TRUST DEPT
                             PO BOX 701
                             ABILENE TX 79604-0701

                             STRAFE & CO(1)                           37.68*
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

JPM MID CAP VALUE FUND

A SHARES                     CHARLES SCHWAB & CO INC                   6.61
                             SPECIAL CUSTODY ACCOUNT FOR
                             BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122

                             MLPF&S FOR THE SOLE BENEFIT OF            8.12
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

                             NATIONWIDE TRUST COMPANY FSB              6.63
                             C/O IPO PORTFOLIO ACCOUNTING
                             PO BOX 182029
                             COLUMBUS OH 43218-2029

B SHARES                     MLPF&S FOR THE SOLE BENEFIT OF           13.39
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DRIVE EAST 2ND FLR
                             JACKSONVILLE FL 32246-6484

C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF           28.13*
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

INSTITUTIONAL SHARES         CHARLES SCHWAB & CO NC                    22.07
                             SPECIAL CUSTODY ACCOUNT FOR
                             BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122

                             NFS LLC FBO                               10.51
                             FIIOC AGENT FBO
                             QUALIFIED EMPLOYEE
                             PLANS 401K FINOPS-IC FUNDS
                             100 MAGELLAN WAY # KW1C
                             COVINGTON KY 41015-1987

                             STRAFE & CO(1)                        5.78
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

SELECT SHARES                BALSA & CO(1)                         6.72
                             REBATE ACCOUNT
                             MUTUAL FUNDS UNIT 16 HCB 340
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             BALSA & CO REBATE ACCOUNT(1)         16.08
                             MUTUAL FUNDS UNIT 16 HCB 340
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             CHARLES SCHWAB & CO INC               7.07
                             SPECIAL CUSTODY ACCOUNT FOR
                             BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122

JPM SMALL CAP CORE FUND

SELECT SHARES                BALSA & CO(1)                         6.49
                             REBATE ACCOUNT
                             MUTUAL FUNDS UNIT
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             BALSA & CO REBATE ACCOUNT            11.35
                             MUTUAL FUNDS UNIT
                             PO BOX 2558
                             HOUSTON TX 77252-2558

                             JPMORGAN CHASE 401 K SAVINGS PLAN(1) 50.42*
                             STEPHEN D RYAN
                             JPMORGAN
                             3 CHASE METROTECH CTR FL 5
                             BROOKLYN NY 11245-0001

                             STRAFE & CO(1)                        9.66
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

JPM SMALL CAP EQUITY FUND

A SHARES                     CHARLES SCHWAB & CO INC               9.00
                             REINVEST ACCOUNT
                             ATTN: MUTUAL FUNDS DEPT
                             101 MONTGOMERY STREET
                             SAN FRANCISCO CA 94104-4122

C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF       21.37
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

SELECT SHARES                CHARLES SCHWAB & CO INC               7.60
                             SPECIAL CUSTODY ACCOUNT FOR
                             BENEFIT OF CUSTOMERS
                             ATTN: MUTUAL FUNDS
                             101 MONTGOMERY ST
                             SAN FRANCISCO CA 94104-4122

                             INDIANA 529 PLAN                     10.11
                             GROWTH PORTFOLIO
                             ATTN STEPHANIE DORSEY
                             1111 POLARIS PKWY OH1-1235
                             COLUMBUS OH 43240-7001

                             JPMORGAN CHASE BANK CUST(1)          23.89
                             ROBERT BOSCH CORPORATION SAVINGS
                             AND TAX ADVANTAGES PENSION PLAN
                             RETIREMENT PLAN TTEE
                             PO BOX 419784
                             KANSAS CITY MO 64141-6784

                             STRAFE & CO(1)                       11.04
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

JPM US EQUITY FUND

B SHARES                     MLPF&S FOR THE SOLE BENEFIT OF       10.26
                             ITS CUSTOMERS
                             ATTN FUND ADMINISTRATION
                             4800 DEER LAKE DRIVE EAST 2ND FLR
                             JACKSONVILLE FL 32246-6484

C SHARES                     KEMPER SERVICE COMPANY                9.49
                             MASTER ACCOUNT
                             FBO PARTICIPATING KEMFLEX PLANS
                             ATTN: TA ACCOUNTING 7TH FL
                             811 MAIN ST
                             KANSAS CITY MO 64105-1958
                             MLPF&S                               14.41
                             4800 DEER LAKE DR EAST 2ND FL
                             JACKSONVILLE FL 32246-6484

INSTITUTIONAL SHARES         CAREY AND COMPANY                     9.38
                             7 EASTON OVAL EA4 E70
                             COLUMBUS OH 43219-6010
                             JPMORGAN TRUST CO OF DE(1)           13.40
                             THE NATIONAL PHILANTHROPIC TRUST
                             ATTN: FUND OPERATIONS 3/OPS3
                             500 STANTON CHRISTIANA ROAD
                             NEWARK DE 19713-2107
                             STRAFE & CO(1)                       66.93*
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

SELECT SHARES                ONE GROUP INVESTOR BALANCED FD ONE(1) 9.92
                             GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH 43240

                             ONE GROUP INVESTOR GROWTH FUND ONE(1)         12.58
                             GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH  43240
                             ONE GROUP INVESTOR GROWTH & INCOME(1)         15.13
                             FUND ONE GROUP SERVICES COMPANY
                             1111 POLARIS PARKWAY SUITE 2G
                             PO BOX 711235 OH1-1235
                             COLUMBUS OH 43240
                             STRAFE & CO(1)                                36.26
                             BOIA-ONE GROUP OPERATIONS
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001

JPM US SMALL COMPANY FUND
INSTITUTIONAL SHARES         JPMIM AS AGENT FOR CORNELL U PLAN A            6.17
                             ATTN JAY MINCHILLI
                             522 5TH AVE
                             NEW YORK NY 10036-7601
                             JP MORGAN CHASE BANK AS AGENT FOR              8.39
                             CORNELL MEDICAL BENEFITS TRUST
                             ATTN: SPECIAL PRODUCTS 2 OPS/3
                             500 STANTON CHRISTIANA ROAD
                             NEWARK DE 19713-2107
                             NFS LLC FBO                                    8.68
                             FIIOC AGENT FBO
                             QUALIFIED EMPLOYEE
                             PLANS 401K FINOPS-IC FUNDS
                             100 MAGELLAN WAY # KW1C
                             COVINGTON KY 41015-1987
                             NFS LLC FBO                                    9.63
                             NORTHERN TRUST CO
                             PO BOX 92956
                             CHICAGO IL 60675-2956
                             STRAFE & CO                                   25.64*
                             BOIA-ONE GROUP OPERATIONS(1)
                             1111 POLARIS PARKWAY
                             PO BOX 711234
                             COLUMBUS OH 43271-0001


                                       125


JPM US SMALL COMPANY FUND
SELECT SHARES                CITIGROUP GLOBAL MARKETS INC.                  6.99
                             BOOK ENTRY ACCOUNT
                             ATTN: MATT MAESTRI
                             333 WEST 34TH ST
                             7TH FL MUTUAL FUNDS DEPT
                             NEW YORK NY 10001-2402

JPM VALUE ADVANTAGE FUND
A SHARES                     MLPF&S FOR THE SOLE BENEFIT OF                13.28
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

C SHARES                     MLPF&S FOR THE SOLE BENEFIT OF                26.77*
                             ITS CUSTOMERS
                             ATTN  FUND ADMINISTRATION
                             4800 DEER LAKE DR E FL 3
                             JACKSONVILLE FL 32246-6484

INSTITUTIONAL SHARES         JP MORGAN INVESTMENT MGMT(1)                  73.67*
                             ATTN BEVERLY HOYNG
                             1111 POLARIS PARKWAY STE 2F
                             COLUMBUS OH 43240-2050
                             WELLS FARGO INVESTMENTS LLC                   25.85*
                             625 MARQUETTE AVE FL 13
                             MINNEAPOLIS MN 55402-2308

SELECT SHARES                INVESTORS TRUST CO CUST                        7.85
                             IRA A/C JONATHAN K SIMON
                             320 OLD CHURCH RD
                             GREENWICH CT 06830-4824
                             JPMORGAN DEFERRED COMPENSATION PLAN(1)         6.52
                             C/O JOHN F FINN
                             3641 INTERCHANGE RD
                             COLUMBUS OH 43204-1499

(1) The shareholder of record is a subsidiary or affiliate of JPMorgan Chase (a "JPMorgan Affiliate"). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase may be deemed to be a "controlling person" of such shares under the 1940 Act.

* Shareholders designated by an asterisk hold 25% or more of a Class of a Fund. Such Shareholders are "Controlling Persons" under the 1940 act.

                              FINANCIAL STATEMENTS

     The financial statements of the Trusts are incorporated by reference to this Statement of Additional Information. The financial statements for the fiscal year ended December 31, 2005 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm to the Trusts, as indicated in their reports with respect thereto, and are incorporated herein by reference in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. These financial statements are available without charge upon request by calling JPMorgan Funds Services at 1-800-480-4111.

                                   APPENDIX A-

                         DESCRIPTION OF SECURITY RATINGS

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")

A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to 'F-1' rating to denote relative status within the 'F1' rating category.

'NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.

R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and within the three subset grades, debt

R-2 (middle);  protection ranges from having reasonable ability for timely
R-2 (low)      repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

          The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE

Ba        Bonds which are rated Ba are judged to have speculative elements;
          their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.


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FITCH

INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,      HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,       financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD,      DEFAULT. The ratings of obligations in this category are based on
DD,       their prospects for achieving partial or full recovery in a
D reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE

AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.


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

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/      Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.

Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.

P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.

AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.

BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Fitch insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the 'AA' through 'CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of 'BBB-' and higher are considered to be "Secure", and those of 'BB+' and lower are considered to be "Vulnerable".

AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,      Very Weak. Companies rated in any of these three categories are viewed
CC, as very weak with a very poor capacity to meet policyholder and contract obligations. Risk factors are extremely high, and the impact of

C any adverse business and economic factors is expected to be insurmountable. A 'CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A 'C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,      Distressed. These ratings are assigned to companies that have either
DD,       failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the 'DDD'-'D' range, those companies rated 'DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated 'DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated 'D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of 'F1', 'F2' and 'F3' are considered to be "Secure", while those of 'B' and below are viewed as "Vulnerable".

F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a 'vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations ("VRDOs"). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/     Superior credit quality. Excellent protection is afforded by
VMIG1 established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/     Strong credit quality. Margins of protection are ample although not so
VMIG2     large as in the preceding group.


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

MIG3/     Acceptable credit quality. Liquidity and cash flow protection may be
VMIG3 narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2      Satisfactory capacity to pay principal and interest.

SP-3      Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S

aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                      A-12

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DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.


                                      A-13